UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-21081

AllianceBernstein Blended Style Series, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2006

Date of reporting period:   August 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.




AllianceBernstein Blended Style Funds
Global Blend Portfolio

Annual Report-August 31, 2006




Investment Products Offered
----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
----------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




AllianceBernstein Blended Style Series Global Blend Portfolio

October 27, 2006

Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Blended Style Series Global Blend Portfolio (the "Fund") for the annual reporting period ended August 31, 2006. Please note that this is a new Fund with an inception date of June 1, 2006.

Investment Objective and Policies
This open-end fund seeks long-term growth of capital. The Fund invests in two portfolios, AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio of The AllianceBernstein Pooling Portfolios, representing growth and value equity investment styles (the "Underlying Portfolios"). The Underlying Portfolios invest in global equity securities of companies in various market sectors from developed and emerging market countries, including the United States. Investing in the Underlying Portfolios is intended to result in a single unified portfolio that is designed to provide an efficiently diversified portfolio of the most attractive growth and value stocks. Normally, approximately 50% of the value of the Fund's investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target.

Investment Results
The table on page 5 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the period from the Fund's inception on June 1, 2006, through August 31, 2006.

The Fund underperformed its benchmark from its inception through August 31, 2006. The growth component of the Fund was largely responsible for its underperformance versus its benchmark.

At the sector level, underweights in utilities, health care and consumer staples contributed to the Fund's underperformance for the period under review. This underperformance was partially offset by gains from an underweight in industrials and an overweight in financials. The Fund lagged the market within energy, financials and telecommunications stocks; however, stock selection contributed to Fund performance within the consumer staples and technology sectors. Defensive stocks outperformed as investors worried about the effects from a possible slowdown in consumer spending. Energy stocks were volatile as oil futures ranged between $68 and $78 during the period.

Market Review and Investment Strategy
In the period from the Fund's inception through August 31, 2006, global-developed equity markets, as represented by the MSCI World Index, posted modest gains, rising 2.44% in U.S. dollars. However, the markets fell nearly 7% in early June as investors continued to rotate out of investments such as emerging markets, small-cap stocks, commodity-based stocks and Japanese equities, that had performed quite well earlier in the year. Investor sentiment began to shift as the market digested softening economic data and revised the expectation that the U.S. Federal Reserve would continue to raise rates, to an expectation that the U.S. Federal


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 1


Reserve would adopt a neutral stance, which proved to be correct in early
August.

Overall, the U.S. dollar rose modestly during the period under review as the MSCI World Index in local currency terms gained 2.75%. Non-U.S. stocks outperformed in this period as the returns for the Standard & Poor's (S&P) 500 Stock Index and MSCI EAFE Index were 1.89% and 3.57%, respectively.

The allocation of the Fund at the end of the period under review remained roughly in line with that of the MSCI World Index. At the country level, the Fund was modestly underweight in the United States. At the sector level, modest overweights in financials and energy were offset by modest underweights in telecommunications and utilities.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 2


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. This Fund is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance. Portfolio returns for periods less than one year are cumulative. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 800.227.4618.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than
their original cost.   You should consider the investment objectives, risks,
charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent
deferred sales charge for Class C shares.   Returns for the different share
classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

All returns for the MSCI World Index shown on page 5 are net returns. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk
The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Because the Fund allocates its investments between "growth" and "value" stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 3


during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. A substantial amount of the Fund's assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 4


HISTORICAL PERFORMANCE
(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK
PERIOD ENDED AUGUST 31, 2006

                                                       Returns
AllianceBernstein Blended Style Series
Global Blend Portfolio                            Since Inception*
-------------------------------------------------------------------------------
Class A                                                 0.80%
Class B                                                 0.60%
Class C                                                 0.60%
Advisor Class(t)                                        0.90%
Class R(t)                                              0.80%
Class K(t)                                              0.80%
Class I(t)                                              0.90%
MSCI World Index (Net)                                  2.44%

* Inception date for all share classes is 6/1/06.

(t)Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 6/1/06* TO 8/31/06

[THE FOLLOWING WAS REPRESENTED BY A MOUNTAIN CHART]

                              AllianceBernstein Blended Style     MSCI
                              Funds Global Blend Portfolio        World
                              Class A                             Index
-------------------------------------------------------------------------------
6/1/06*                       9575                                10000
6/30/06                       9364                                 9923
7/31/06                       9432                                 9985
8/31/06                       9652                                10244

Since inception of the Fund's Class A shares on 6/1/06.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Series Global Blend Portfolio Class A shares (from 6/1/06* to 8/31/06) as compared to the performance of the Fund's benchmark, the MSCI World Index (Net). The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)


CUMULATIVE RETURNS AS OF AUGUST 31, 2006

                                             NAV Returns     SEC Returns
-------------------------------------------------------------------------------
Class A Shares
Since Inception*                                 0.80%          -3.45%

Class B Shares
Since Inception*                                 0.60%          -3.40%

Class C Shares
Since Inception*                                 0.60%          -0.40%

Advisor Class Shares(t)
Since Inception*                                 0.90%           0.90%

Class R Shares(t)
Since Inception*                                 0.80%           0.80%

Class K Shares(t)
Since Inception*                                 0.80%           0.80%

Class I Shares(t)
Since Inception*                                 0.90%           0.90%


* Inception date for all share classes is 6/1/06.

(t)These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 6


HISTORICAL PERFORMANCE
(continued from previous page)


SEC CUMULATIVE RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

                                                               SEC Returns
-------------------------------------------------------------------------------
Class A Shares
Since Inception*                                                  -2.87%

Class B Shares
Since Inception*                                                  -2.80%

Class C Shares
Since Inception*                                                   0.20%

Advisor Class Shares(t)
Since Inception*                                                   1.50%

Class R Shares(t)
Since Inception*                                                   1.30%

Class K Shares(t)
Since Inception*                                                   1.40%

Class I Shares(t)
Since Inception*                                                   1.50%


* Inception date for all share classes is 6/1/06.

(t) Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 3-4.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 7


PORTFOLIO SUMMARY
AUGUST 31, 2006

PORTFOLIO STATISTICS
Net Assets ($mil):  $12.1

HOLDINGS BREAKDOWN*
50%     AllianceBernstein Global Research Growth Portfolio
50%     AllianceBernstein Global Value Portfolio

All data are as of August 31, 2006. The Fund's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Fund invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Portfolio's holdings, including specific breakdowns within the Underlying Pooling Portfolios, please refer to pages 54-67.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 8


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 9


FUND EXPENSES
(continued from previous page)

                        Beginning                       Ending
                       Account Value                 Account Value                    Expenses Paid
                       June 1, 2006 *               August 31, 2006                   During Period **
------------------------------------------------------------------------------------------------------------
                  Actual       Hypothetical       Actual       Hypothetical       Actual       Hypothetical
------------------------------------------------------------------------------------------------------------
Class A          $  1,000       $  1,000       $  1,008.00     $  1,018.40       $  3.38       $   6.87
Class B          $  1,000       $  1,000       $  1,006.00     $  1,014.87       $  5.13       $  10.41
Class C          $  1,000       $  1,000       $  1,006.00     $  1,014.87       $  5.13       $  10.41
Advisor Class    $  1,000       $  1,000       $  1,009.00     $  1,019.91       $  2.63       $   5.35
Class R          $  1,000       $  1,000       $  1,008.00     $  1,017.39       $  3.88       $   7.88
Class K          $  1,000       $  1,000       $  1,008.00     $  1,018.65       $  3.25       $   6.61
Class I          $  1,000       $  1,000       $  1,009.00     $  1,019.91       $  2.63       $   5.35

*  Commencement of operations.

** Expenses are equal to the classes' annualized expense ratios of 1.35%, 2.05%, 2.05%, 1.05% 1.55%, 1.30% and 1.05%, respectively. The "Actual" and
"Hypothetical" expenses paid are based on the period from June 1, 2006 (commencement of operations) to August 31, 2006 and the six month period (March 1, 2006 to August 31, 2006), respectively. Actual expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the since inception period). Hypothetical expenses are equal to each class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 10


STATEMENT OF NET ASSETS
August 31, 2006

Assets
Investments in Underlying Portfolios, at value:
   AllianceBernstein Global Value Portfolio (shares of 596,033)           $ 6,103,383
   AllianceBernstein Global Research Growth Portfolio (shares of 604,992)   6,043,873
                                                                          -----------
      Total investments (cost $12,009,850)                                 12,147,256
Receivable due from Adviser                                                    16,301
Prepaid offering expense                                                      123,868
                                                                          -----------
Total assets                                                               12,287,425
                                                                          -----------
Liabilities
Offering expenses payable                                                     165,000
Distribution fee payable                                                           65
Transfer Agent fee payable                                                         34
Accrued expenses                                                               14,597
                                                                          -----------
Total liabilities                                                             179,696
                                                                          -----------
Net Assets                                                                $12,107,729
                                                                          ===========
Composition of Net Assets
Capital stock, at par                                                     $     1,200
Additional paid-in capital                                                 11,969,126
Accumulated net realized loss on investment transactions                           (3)
Net unrealized appreciation of investments                                    137,406
                                                                          -----------
                                                                          $12,107,729
                                                                          ===========

Net Asset Value Per Share - 36 billion shares of capital stock authorized, $.001 par value

                               Shares       Net Asset
Class        Net Assets     Outstanding       Value
-----------------------------------------------------
A           $     25,206          2,500      $ 10.08*
-----------------------------------------------------
B           $     25,162          2,500      $ 10.06
-----------------------------------------------------
C           $     25,162          2,500      $ 10.06
-----------------------------------------------------
Advisor     $ 11,956,420      1,185,000      $ 10.09
-----------------------------------------------------
R           $     25,296          2,510      $ 10.08
-----------------------------------------------------
K           $     25,259          2,505      $ 10.08
-----------------------------------------------------
I           $     25,224          2,500      $ 10.09
-----------------------------------------------------

* The maximum offering price per share for Class A shares was $10.53 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 11


STATEMENT OF OPERATIONS
For the period June 1, 2006(a) to August 31, 2006

Investment Income
Income distributions from Underlying Portfolios                           $ -0-
Expenses
Advisory fee                                                            21,791
Distribution fee-Class A                                                    18
Distribution fee-Class B                                                    61
Distribution fee-Class C                                                    61
Distribution fee-Class R                                                    30
Distribution fee-Class K                                                    15
Transfer agency-Class A                                                      9
Transfer agency-Class B                                                      9
Transfer agency-Class C                                                      9
Transfer agency-Advisor Class                                            4,446
Transfer agency-Class R                                                      9
Transfer agency-Class K                                                      9
Transfer agency-Class I                                                      9
Amortization of offering expenses                                       41,132
Audit                                                                   25,166
Administrative                                                          20,500
Custodian                                                               12,500
Directors' fees                                                          8,868
Legal                                                                    5,505
Printing                                                                 1,274
Registration                                                             1,274
Miscellaneous                                                              504
Total expenses                                                         143,199
Less: expenses waived and reimbursed by the Adviser
  and the Transfer Agent (see Note B)                                 (112,507)
Net expenses                                                            30,692
Net investment loss                                                    (30,692)
Realized and Unrealized Gain
  on Investment Transactions
Net realized gain on
  sale of Underlying Portfolio shares                                      872
Net change in unrealized
  appreciation/depreciation
  of investments in Underlying Portfolios                              137,406
Net gain on investment
  transactions                                                         138,278
Net Increase in Net Assets
  from Operations                                                    $ 107,586


(a) Commencement of operations.

    See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 12


STATEMENT OF CHANGES IN NET ASSETS

                                                                 June 1, 2006(a)
                                                                       to
                                                                 August 31, 2006
                                                                 ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                                                  $ (30,692)
Net realized gain on sale of
  Underlying Portfolio shares                                              872
Net change in unrealized
  appreciation/depreciation
  of investments in Underlying Portfolios                              137,406
Net increase in net assets
  from operations                                                      107,586
Capital Stock Transactions
Net increase                                                        12,000,143
Total increase                                                      12,107,729
Net Assets
Beginning of period                                                         -0-
End of period, (including accumulated
  net investment income of $0)                                    $ 12,107,729

(a) Commencement of operations.

    See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 13


NOTES TO FINANCIAL STATEMENTS
August 31, 2006

NOTE A
Significant Accounting Policies

The AllianceBernstein Blended Style Series Global Blend Portfolio (the
"Fund") commenced operations on June 1, 2006 and is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the "Company"). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of 12 portfolios, which are the AllianceBernstein Blended Style Series Global Blend Portfolio (the "Fund"), the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio and the ten portfolios of the AllianceBernstein Retirement Strategies (the "Funds"). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Global Blend Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the "Adviser"). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 14


Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis to 1.50% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class B and Class C shares, 1.20% of average daily net assets for Advisor Class shares, 1.70% of


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 15


average daily net assets for Class R shares, 1.45% of average daily net assets for Class K shares and 1.20% of average daily net assets for Class I shares. For the period ended August 31, 2006, such reimbursement amounted to $87,616.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. The Adviser agreed to waive its fees for such services. Such waivers amounted to $20,500 for the period ended August 31, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $109 for the period ended August 31, 2006. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $4,391.

AllianceBernstein Investments, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0, $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended August 31, 2006.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $223,828, $223,828, $118 and $4,794 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 16


Purchases and sales of investments in the Underlying Portfolios, aggregated $12,049,667 and $40,689, respectively, for the period ended August 31, 2006.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                            $ 12,009,853
                                                                ------------
Gross unrealized appreciation                                   $    143,403
Gross unrealized depreciation                                         (6,000)
                                                                ------------
Net unrealized appreciation                                     $    137,403
                                                                ------------

NOTE E
Capital Stock
Class A, Class B, Class C, Advisor Class, and Class R shares consist of 6,000,000,000 authorized shares and Class K and Class I shares consist of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                          Shares                             Amount
                      June 1, 2006(a)                    June 1, 2006(a)
                            to                                 to
                     August 31, 2006                    August 31, 2006
Class A
Shares sold                    2,500                       $     25,000
Net increase                   2,500                       $     25,000

Class B
Shares sold                    2,500                       $     25,000
Net increase                   2,500                       $     25,000

Class C
Shares sold                    2,500                       $     25,000
Net increase                   2,500                       $     25,000

Advisor Class
Shares sold                1,185,000                       $ 11,850,000
Net increase               1,185,000                       $ 11,850,000

Class R
Shares sold                    2,510                       $     25,096
Net increase                   2,510                       $     25,096

Class K
Shares sold                    2,505                       $     25,047
Net increase                   2,505                       $     25,047


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 17


Class I
Shares sold                    2,500                       $     25,000
Net increase                   2,500                       $     25,000

(a)  Commencement of operations.

NOTE F
Risks Involved in Investing in the Fund

Concentration of Risk -An Underlying Portfolio's investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of com-parable U.S companies or of the U.S government.

Indemnification Risk -In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended August 31, 2006.

NOTE H
Components of Accumulated Earnings (Deficit)

As of August 31, 2006, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Accumulated capital and other losses                            $        0
Unrealized appreciation/(depreciation)                             137,403(a)
                                                                ----------
Total accumulated earnings/(deficit)                            $  137,403

(a) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of loss on wash sales. During the current fiscal year, permanent differences for the Fund, primarily due to net operating


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 18


loss, resulted in a net increase in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions and a corresponding net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The Fund was not part of the regulatory settlement and their advisory fees were not affected by the SEC Order or the NYAG Order.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 19


In addition, the Independent Directors of the company ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 20


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding , Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 21


Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 22


NOTE J
Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 23


Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
AllianceBernstein Blended Style Series - Global Blend Portfolio

We have audited the accompanying statement of net assets of AllianceBernstein Blended Style Series - Global Blend Portfolio as of August 31, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period June 1, 2006 (commencement of operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Blended Style Series - Global Blend Portfolio as of August 31, 2006, and the result of its operations, changes in its net assets, and its financial highlights for the period June 1, 2006 through August 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 27, 2006


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 24


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       Class A
                                                                     ---------
                                                                       June 1,
                                                                    2006(a) to
                                                                    August 31,
                                                                          2006
                                                                     ---------
Net asset value,
  beginning of period                                                  $ 10.00
Income From
  Investment Operations
Net investment loss(b)(c)                                                 (.03)
Net realized and unrealized
  gain on investment
  transactions                                                             .11
Net increase in net asset
  value from operations                                                    .08
Net asset value,
  end of period                                                         $10.08
Total Return
Total investment return based
  on net asset value(d)                                                    .80%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                                          $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)(f)                           1.35%
  Expenses, before waivers/reimbursements(e)(f)                           5.22%
  Net investment loss(c)                                                 (1.35)%
Portfolio turnover rate                                                    .34%

See footnote summary on page 31.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 25


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       Class B
                                                                     ---------
                                                                       June 1,
                                                                    2006(a) to
                                                                    August 31,
                                                                          2006
                                                                     ---------
Net asset value,
  beginning of period                                                  $ 10.00
Income From
  Investment Operations
Net investment loss(b)(c)                                                 (.05)
Net realized and unrealized
  gain on investment
  transactions                                                             .11
Net increase in net asset
  value from operations                                                    .06
Net asset value,
  end of period                                                         $10.06
Total Return
Total investment return based
  on net asset value(d)                                                    .60%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                                          $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)(f)                           2.05%
  Expenses, before waivers/reimbursements(e)(f)                           5.92%
  Net investment loss(c)                                                 (2.05)%
Portfolio turnover rate                                                    .34%

See footnote summary on page 31.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 26


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       Class C
                                                                     ---------
                                                                       June 1,
                                                                    2006(a) to
                                                                    August 31,
                                                                          2006
                                                                     ---------
Net asset value,
  beginning of period                                                  $ 10.00
Income From
  Investment Operations
Net investment loss(b)(c)                                                 (.05)
Net realized and unrealized
  gain on investment
  transactions                                                             .11
Net increase in net asset
  value from operations                                                    .06
Net asset value,
  end of period                                                         $10.06
Total Return
Total investment return based
  on net asset value(d)                                                    .60%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                                          $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)(f)                           2.05%
  Expenses, before waivers/reimbursements(e)(f)                           5.92%
  Net investment loss(c)                                                 (2.05)%
Portfolio turnover rate                                                    .34%

See footnote summary on page 31.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 27


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                 Advisor Class
                                                                 -------------
                                                                       June 1,
                                                                    2006(a) to
                                                                    August 31,
                                                                          2006
                                                                     ---------
Net asset value,
  beginning of period                                                  $ 10.00
Income From
  Investment Operations
Net investment loss(b)(c)                                                 (.03)
Net realized and unrealized
  gain on investment
  transactions                                                             .12
Net increase in net asset
  value from operations                                                    .09
Net asset value,
  end of period                                                         $10.09
Total Return
Total investment return based
  on net asset value(d)                                                    .90%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                                      $11,956
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)(f)                           1.05%
  Expenses, before waivers/reimbursements(e)(f)                           4.92%
  Net investment loss(c)                                                 (1.05)%
Portfolio turnover rate                                                    .34%

See footnote summary on page 31.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 28


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       Class R
                                                                     ---------
                                                                       June 1,
                                                                    2006(a) to
                                                                    August 31,
                                                                          2006
                                                                     ---------
Net asset value,
  beginning of period                                                   $10.00
Income From
  Investment Operations
Net investment loss(b)(c)                                                 (.04)
Net realized and unrealized
  gain on investment
  transactions                                                             .12
Net increase in net asset
  value from operations                                                    .08
Net asset value,
  end of period                                                         $10.08
Total Return
Total investment return based
  on net asset value(d)                                                    .80%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                                          $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)(f)                           1.55%
  Expenses, before waivers/reimbursements(e)(f)                           5.42%
  Net investment loss(c)                                                 (1.55)%
Portfolio turnover rate                                                    .34%

See footnote summary on page 31.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       Class K
                                                                     ---------
                                                                       June 1,
                                                                    2006(a) to
                                                                    August 31,
                                                                          2006
                                                                     ---------
Net asset value,
  beginning of period                                                   $10.00
Income From
  Investment Operations
Net investment loss(b)(c)                                                 (.03)
Net realized and unrealized
  gain on investment
  transactions                                                             .11
Net increase in net asset
  value from operations                                                    .08
Net asset value,
  end of period                                                         $10.08
Total Return
Total investment return based
  on net asset value(d)                                                    .80%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                                          $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)(f)                           1.30%
  Expenses, before waivers/reimbursements(e)(f)                           5.17%
  Net investment loss(c)                                                 (1.30)%
Portfolio turnover rate                                                    .34%

See footnote summary on page 31.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 30


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                                       Class I
                                                                     ---------
                                                                       June 1,
                                                                    2006(a) to
                                                                    August 31,
                                                                          2006
                                                                     ---------
Net asset value,
  beginning of period                                                   $10.00
Income From
  Investment Operations
Net investment loss(b)(c)                                                 (.03)
Net realized and unrealized
  gain on investment
  transactions                                                             .12
Net increase in net asset
  value from operations                                                    .09
Net asset value,
  end of period                                                         $10.09
Total Return
Total investment return based
  on net asset value(d)                                                    .90%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                                          $25
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(e)(f)                           1.05%
  Expenses, before waivers/reimbursements(e)(f)                           4.92%
  Net investment loss(c)                                                 (1.05)%
Portfolio turnover rate                                                    .34%

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of fees waived/reimbursed by the Adviser and the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. For the period ended August 31, 2006, the estimated blended expense ratio for the Fund was .15%.

(f)  Annualized.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 31


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin (1)
Marshall C. Turner, Jr. (1)

OFFICERS (2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Seth J. Masters, Senior Vice President
Drew W. Demakis, Vice President
Thomas J. Fontaine, Vice President
Joshua Lisser, Vice President
Christopher H. Nikolich, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian                             Independent Registered Public
State Street Bank & Trust Company     Accounting Firm
One Lincoln Street                    KPMG LLP
Boston, MA 02111                      345 Park Avenue
                                      New York, NY 10154
Principal Underwriter
AllianceBernstein Investments, Inc.   Transfer Agent
1345 Avenue of the Americas           AllianceBernstein Investor
New York, NY 10105                    Services, Inc.
                                      P.O. Box 786003
Legal Counsel                         San Antonio, TX 78278-6003
Seward & Kissel LLP                   Toll-Free (800) 221-6003
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Seth Masters, Drew Demakis, Thomas Fontaine, Joshua Lisser and Christopher Nikolich, members of the Blend Investment Team, are primarily responsible for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 32


MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                              PORTFOLIOS
                                                                IN FUND          OTHER
NAME, ADDRESS,                     PRINCIPAL                    COMPLEX      DIRECTORSHIPS
DATE OF BIRTH                    OCCUPATION(S)                OVERSEEN BY       HELD BY
(YEAR ELECTED*)               DURING PAST 5 YEARS              DIRECTOR         DIRECTOR

INTERESTED DIRECTOR
Marc O. Mayer, **             Executive Vice President           111       SCB Partners Inc.
1345 Avenue of the            of AllianceBernstein L.P.                     and SCB, Inc.
Americas                      ("AllianceBernstein") since
New York, NY 10105            2001 and Executive Managing
10/2/1957                     Director of AllianceBernstein
(2003)                        Investments, Inc. ("ABI") since
                              2003; prior thereto he was head
                              of AllianceBernstein Institutional
                              Investments, a unit of Alliance-
                              Bernstein from 2001-2003. Prior
                              thereto, Chief Executive Officer
                              of Sanford C. Bernstein & Co.,
                              LLC (institutional research and
                              brokerage arm of Bernstein &
                              Co., LLC) ("SCB & Co.") and its
                              predecessor since prior to 2001.


DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#,##    Investment Adviser and             113             None
P.O. Box 5060                 Independent Consultant. He was
Greenwich, CT 06831           formerly Senior Manager of Barrett
9/7/1932                      Associates, Inc., a registered
(2002)                        investment adviser, with which he
Chairman of the Board         had been associated since prior
                              to 2001. He was formerly Deputy
                              Comptroller and Chief Investment
                              Officer of the State of New York
                              and, prior thereto, Chief
                              Investment Officer of the New York
                              Bank for Savings.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 33


Ruth Block, #, ***            Formerly, Executive Vice           100             None
500 S.E. Mizner Blvd.         President and Chief Insurance
Boca Raton, Fl 33432          Office of The Equitable Life
11/7/1930                     Assurance Society of the United
(2002)                        States; Chairman and Chief
                              Executive Officer of Evilco
                              (insurance), Director of Avon,
                              BP (oil and gas), Ecolab
                              Incorporated (specialty
                              chemicals), Tandem Financial
                              Group and Donaldson, Lufkin &
                              Jenrette Securities Corporation;
                              and Governor at Large, National
                              Association of Securities
                              Dealers, Inc.

David H. Dievler, #           Independent Consultant.  Until     112
P.O. Box 167                  December 1994, he was Senior
Spring Lake, NJ 07762         Vice President of Alliance-
10/23/1929                    Bernstein Corporation ("AB Corp.")
(2002)                        (formerly Alliance Capital
                              Management Corporation)
                              responsible for mutual fund
                              administration.  Prior to joining
                              AB Corp. in 1984, he was Chief
                              Financial Officer of Eberstadt
                              Asset Management since 1968.
                              Prior to that, he was a Senior
                              Manager at Price Waterhouse & Co.
                              Member of the American Institute
                              of Certified Public Accounts
                              since 1953.

John H. Dobkin, #             Consultant. Formerly, President    111             None
P.O. Box 12                   of Save Venice, Inc. (preservation
Annandale, NY  12504          organization) from 2001-2002,
2/19/1942                     Senior Advisor from June 1999-June
(2002)                        2000 and President of historic
                              Hudson Valley (historic preservation)
                              from December 1989-May 1999.
                              Previously, Director of the National
                              Academy of Design and during 1988-
                              1992, Director and Chairman of the
                              Audit Committee of AB Corp.
                              (formerly Alliance Capital Management
                              Corporation).


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 34


Michael J. Downey, #          Consultant since January 2004.     111      Asia Pacific Fund,
c/o AllianceBernstein L.P.    Formerly, managing partner of                  Inc. and The
Attn:  Philip L. Kirstein     Lexington Capital, LLC (investment              Merger Fund
1345 Avenue of the            advisory firm) from December 1997
Americas                      until December 2003. Prior thereto,
New York, NY  10105           Chairman and CEO of Prudential
1/26/1944                     Mutual Fund Management from 1987
(2005)                        to 1993.

D. James Guzy, #              Chairman of the Board of PLX       111       Intel Corporation
P.O. Box 128                  Technology (semi-conductors) and            (semi-conductors);
Glenbrook, NV 89413           of SRC Computers Inc., with which              Cirrus Logic
3/7/1936                      he has been associated since prior              Corporation
(2005)                        to 2001. He is also President of            (semi-conductors);
                              the Arbor Company (private family              and the Davis
                              investments).                               Selected Advisors
                                                                           Group of Mutual
                                                                                 Funds

Nancy P. Jacklin, #           Formerly, U.S. Executive Director  111             None
4046 Chancery Court, NW       of the International Monetary Fund
Washington, DC 20007          (December 2002-May 2006); Partner,
5/22/1948                     Clifford Chance (1992-2002); Senior
(2006)                        Counsel, International Banking and
                              Finance, and Associate General
                              Counsel, Citicorp (1985-1992);
                              Assistant General Counsel
                              (International), Federal Reserve
                              Board of Governors (1982-1985); and
                              Attorney Advisor, U.S. Department
                              of the Treasury (1973-1982).
                              Member of the Bar of the District
                              of Columbia and of New York; and
                              member of the Council on Foreign
                              Relations.

Marshall C. Turner, Jr., #    Principal of Turner Venture        111      The George Lucas
220 Montgomery Street         Associates since prior to 2001.                Educational
Penthouse 10                  From 2003 until May 31, 2006, he             Foundation and
San Francisco,                was CEO of Toppan Photomasks, Inc.,             National
CA 94104-3402                 Austin, Texas (semi-conductor                Datacast, Inc.
10/10/1941                    manufacturing services).
(2005)

*     There is no stated term of office for the Fund's Directors.

**    Mr. Mayer is an "interested person", as defined in the Investment Company
Act of 1940 (the "1940 Act") , due to his position as Executive Vice President of AllianceBernstein.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 35


***   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of the Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#     Member of the Audit Committee, Governance and Nominating Committee and
Independent Directors Committee.

##    Member of the Fair Value Pricing Committee.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 36


Officer Information
Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*                POSITIONS(S)                 PRINCIPAL OCCUPATION
AND DATE OF BIRTH              HELD WITH FUND                 DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------
Marc O. Mayer             President and Chief          See biography above.
10/2/1957                 Executive Officer

Philip L. Kirstein        Senior Vice President and    Senior Vice President and Independent
5/29/1945                 Independent Compliance       Compliance Officer of the Alliance-
                          Officer                      Bernstein Funds, with which he has
                                                       been associated with since October
                                                       2004. Prior thereto, he was Of Counsel
                                                       to Kirkpatrick & Lockhart, LLP from
                                                       October 2003 to October 2004, and
                                                       General Counsel of Merrill Lynch
                                                       Investment Managers L.P. since prior
                                                       to 2001 until March 2003.

Seth J. Masters           Senior Vice President        Executive Vice President of Alliance-
6/4/1959                                               Bernstein,** with which he has been
                                                       associated since prior to 2001.

Drew W. Demakis           Vice President               Senior Vice President of Alliance-
8/21/1963                                              Bernstein,** with which he has been
                                                       associated since prior to 2001.

Thomas J. Fontaine        Vice President               Senior Vice President of Alliance-
8/20/1965                                              Bernstein,** with which he has been
                                                       associated since prior to 2001.

Joshua Lisser             Vice President               Senior Vice President of Alliance-
11/9/1966                                              Bernstein,** with which he has been
                                                       associated since prior to


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 37


                                                       2001.

Christopher H. Nikolich   Vice President               Senior Vice President of Alliance-
10/10/1969                                             Bernstein,** with which he has been
                                                       associated since prior to 2001.

Emilie D. Wrapp           Secretary                    Senior Vice President, Assistant
11/13/1955                                             General Counsel and Assistant
                                                       Secretary of ABI,** with which she
                                                       has been associated since prior
                                                       to 2001.

Joseph J. Mantineo        Treasurer and Chief          Senior Vice President of Alliance-
3/28/1959                 Financial Officer            Bernstein Investor Services, Inc.
                                                       ("ABIS"),** with which he has been
                                                       associated since prior to 2001.

Vincent S. Noto           Controller                   Vice President of ABIS,** with which
12/14/1964                                             he has been associated since prior
                                                       to 2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 38


Information Regarding the Review and Approval of the Portfolio's Advisory Agreement

In this disclosure, the term "Fund" refers to AllianceBernstein Blended Style Series, Inc., and the term "Portfolio" refers to AllianceBernstein Global Blend Portfolio.


The Fund's disinterested directors (the "directors") unanimously approved the proposed amendment to the Advisory Agreement between the Fund and the Adviser (as amended, the "Advisory Agreement") in respect of the Portfolio at a meeting held on May 2, 2006. The directors noted that instead of investing directly in portfolio securities, the Portfolio will pursue its investment objective by investing in the recently organized AllianceBernstein Global Research Growth and AllianceBernstein Global Value Portfolios (the "Underlying Portfolios") of The AllianceBernstein Pooling Portfolios ("Pooling") that represent two asset classes and investment styles (global value and global growth equity disciplines). The directors noted that the Underlying Portfolios would be clones of two existing funds advised by the Adviser: AllianceBernstein Global Research Growth Fund, Inc. ("AGRGF") and the AllianceBernstein Global Value Fund of AllianceBernstein Trust ("Global Value Fund") (each, a "Corresponding Fund" and together, the "Corresponding Funds"). They further noted that the Underlying Portfolios do not pay advisory fees to the Adviser.


In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed the draft prospectus of the Portfolio and an


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 39


independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the proposed advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; costs to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The directors also discussed the proposed approval in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to approval of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 40


1. information comparing the performance of the Corresponding Funds to other investment companies with similar investment objectives and to securities indices;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

4. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

5. the Adviser's policies and practices regarding allocation of portfolio transactions of the Underlying Portfolios, including the extent to which the Adviser would benefit from soft dollar arrangements;

6. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the AllianceBernstein Funds, including the Fund, previously provided to the directors as directors or trustees of such funds;

7. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

8. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

9. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

10. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 41


11. the terms of the Advisory Agreement.

Since the Portfolio had not yet commenced operations and the Underlying Portfolios in which the Portfolio would invest had not commenced operations, the directors were not in a position to consider the Portfolio's or the Underlying Portfolios' historical performance or the quality of services previously provided to the Portfolio pursuant to the Advisory Agreement. Instead they considered the Adviser's expertise as a manager of mutual funds, including its performance record advising funds with portfolios of securities similar to those proposed for the Underlying Portfolios. They also considered the quality of the Adviser's services generally, which they were familiar with in their capacity as directors or trustees of the Fund, Pooling and other funds advised by the Adviser.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 42


Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement in respect of the Portfolio, the Adviser, subject to the oversight of the directors, would administer the Portfolio's business and other affairs. The Adviser would manage the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities (consisting principally of shares of the Underlying Portfolios) consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement in respect of the Portfolio, the Adviser would provide the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services to be provided by any others who will be retained by the Fund) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Portfolio. The directors noted that the Adviser would provide similar services in respect of the Underlying Portfolios pursuant to its agreement with Pooling.

The directors noted that the Advisory Agreement includes a provision requiring the Portfolio to reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. These "at no more than cost" reimbursements will require the directors' approval on a quarterly basis and (to the extent requested and paid) will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 43


The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser would be responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that mutual fund compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources available to the Adviser as a result of securities transactions effected by certain of its investment advisory clients including those to be effected by the Underlying Portfolios. The directors concluded that the investment, regulatory compliance and administrative resources to be devoted by the Adviser to the Portfolio appeared appropriate to provide high quality investment advice and other services to the Portfolio under the Advisory Agreement. The directors also considered the business reputation of the Adviser and its managerial and financial resources and concluded that it would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The directors noted that the standard of care applicable to the Adviser under the Advisory Agreement was comparable to that found in many mutual fund investment advisory agreements.

In considering the quality of the services to be provided by the Adviser to the Portfolio, the directors also considered the record of the Adviser with respect to regulatory compliance, including the code of ethics of the Adviser (regulating the personal trading of its officers and employees), the procedures by which the Adviser


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 44


allocates trades among its various investment advisory clients, including the existing portfolios of the Fund and the Underlying Portfolios, the integrity of the systems in place designed to ensure compliance with the foregoing and the record of the Adviser in these matters. The directors also considered oversight by the Adviser of the non-advisory services to be provided to the Portfolio by persons other than the Adviser by reference to, among other things, their overall knowledge of, and experience with, such providers.

Based on their review, the directors concluded that the Adviser was qualified to provide services to the Portfolio pursuant to the Advisory Agreement that were satisfactory in scope and quality.

Costs of Services to be Provided and Profitability to the Adviser

The directors did not consider historical information about the profitability of the Portfolio or that of the Underlying Portfolios to the Adviser since neither the Portfolio nor the Underlying Portfolios had yet commenced operations. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio (including indirect costs of providing services to the Underlying Portfolios) and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves material levels of net assets.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis and that the Underlying Portfolios would pay brokers' commissions that relate to


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 45


soft dollar arrangements. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, annually and had made a special presentation to the directors at the meeting on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, would receive 12b-1 fees from the Portfolio in respect of classes of shares of the Portfolio that are subject to the Portfolio's 12b-1 plan and would retain a portion of such 12b-1 fees, and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser would distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser would provide transfer agency services to the Portfolio and receive compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser would be permitted to execute brokerage transactions for the Underlying Portfolios in which the Portfolio will invest subject to satisfaction of certain requirements and would receive brokerage commissions from the Underlying Portfolios and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's future profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 46


Adviser also might derive reputational and other benefits from serving as investment adviser to the Portfolio.

Investment Results

Since the Portfolio and the Underlying Portfolios in which the Portfolio will invest had not yet commenced operations, no performance or other historical information for the Portfolio or the Underlying Portfolios was available. However, as discussed in more detail below, the directors, in their capacities as trustees of Pooling, considered a report prepared by Lipper that showed the investment results of the Class A Shares of the Corresponding Funds as compared to funds in their Lipper categories selected by Lipper and information prepared by the Adviser that showed performance of the Class A Shares of the Corresponding Funds as compared to securities indices. The directors relied on such review, which is discussed below, in approving the advisory arrangements for the Portfolio.

The directors also considered the Adviser's extensive experience in managing blended asset portfolios such as those proposed for the Portfolio, noting that they were directors or trustees of a number of other funds advised by the Adviser that pursue blended asset strategies and were satisfied with the Adviser's ability to provide advisory services of this type.

The following factors specific to investment performance of the Corresponding Portfolios were noted and considered by the directors in deciding to approve the Advisory Agreement:


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 47


Underlying Portfolio: Pooling - AllianceBernstein Global Research Growth Portfolio ("Global Research Growth Portfolio")

The directors noted that Global Research Growth Portfolio would be a clone of AGRGF. The directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of AGRGF as compared to a group of 4 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 12 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1- and 3-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of AGRGF as compared to the Morgan Stanley Capital International World Index (Net) (the "Index") for periods ended December 31, 2005 over the 1- and 3-year and since inception periods (July 2002 inception). The directors noted that in the Performance Group comparison no quintile information was given due to the small number of funds in the Fund's Lipper category and in the Performance Universe comparison AGRGF was in the 2nd quintile in the 1-year period and 1st quintile in the 3-year period. The comparative information showed that AGRGF significantly outperformed the Index in the 1-year period, somewhat outperformed the Index in the 3-year period and materially outperformed the Index in the since inception period. Based on their review, the directors concluded that AGRGF's performance had been satisfactory and that they had confidence in the Adviser's ability to provide quality portfolio management services to the Global Research Growth Portfolio and indirectly to the Portfolio that would invest in the Global Research Growth Portfolio.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 48


Underlying Portfolio: Pooling - AllianceBernstein Global Value Portfolio ("Global Value Portfolio")

The directors noted that Global Value Portfolio would be a clone of Global Value Fund. The directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of Global Value Fund as compared to a group of 4 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 11 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1- and 3-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of Global Value Fund as compared to the Morgan Stanley Capital International World Index (Net) (the "Index") for periods ended December 31, 2005 over the 1- and 3-year and since inception periods (March 2001 inception). The directors noted that in the Performance Group comparison quintile information was not provided in light of the relatively small number of funds in Global Value Fund's Lipper category and in the Performance Universe comparison Global Value Fund was in the 3rd quintile in the 1- and 3-year periods. The comparative information showed that Global Value Fund significantly outperformed the Index in the 1-year and since inception periods and materially outperformed the Index in the 3-year period. Based on their review, the directors concluded that Global Value Fund's performance had been satisfactory and that they had confidence in the Adviser's ability to provide quality portfolio management services to the Global Value Portfolio and indirectly to the Portfolio that would invest in the Global Value Portfolio.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 49


Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at hypothetical common asset levels of $100 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Portfolio. For this purpose, the directors reviewed information in the Adviser's Form ADV that disclosed the institutional fee schedules for institutional products offered by it that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Global Blend Portfolio. The directors also noted that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be materially lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to mutual funds.
For example, the advisory agreements for mutual funds, including the Portfolio, require the Adviser to provide, in addition to investment advice, office facilities and officers (including officers


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 50


to provide required certifications). The Adviser also coordinates the provision of services to mutual funds by non-affiliated service providers and is responsible for the compensation of the mutual funds' Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to mutual funds reflect the costs and risks of the additional obligations. The Adviser also noted that since mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $100 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 51


The information reviewed by the directors showed that the proposed advisory fee for the Portfolio assuming $100 million in assets was significantly lower than the Lipper median. The directors recognized that the Adviser's total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser's agreement to cap the Portfolio's expense ratio pursuant to an undertaking that extends until August 31, 2007. Such agreement automatically extends for additional one-year terms unless terminated by the Adviser upon notice to the Fund at least 60 days prior to the termination date of the undertaking. The information reviewed by the directors showed that the estimated total expense ratio was the same as the Expense Group median and materially lower than the Expense Universe median. The directors concluded that the anticipated expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 52


that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


ALLIANCEBERNSTEIN BLENDED STYLE SERIES GLOBAL BLEND PORTFOLIO o 53


The information on pages 54-67 represents the holdings of the Underlying Portfolios in which the Fund may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund's August 31, 2006 financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report, which is available upon request.


PORTFOLIO SUMMARY
August 31, 2006

GLOBAL VALUE PORTFOLIO

SECTOR BREAKDOWN*
o     34.5%   Financial
o     12.5%   Energy
o     11.2%   Capital Equipment
o      8.3%   Technology
o      7.1%   Industrial Commodities
o      5.6%   Consumer Staples
o      5.2%   Utilities
o      3.1%   Consumer Growth
o      3.0%   Construction & Housing
o      2.8%   Transportation
o      2.4%   Medical
o      1.7%   Telecommunications
o      1.6%   Consumer Cyclicals
o      1.0%   Consumer Services


COUNTRY BREAKDOWN*
o     38.5%   United States
o     14.1%   Japan
o      9.4%   United Kingdom
o      7.7%   France
o      6.7%   Germany
o      4.9%   Canada
o      2.0%   Netherlands
o      1.9%   South Korea
o      1.9%   Cayman Islands
o      1.5%   Italy
o      1.5%   Spain
o      1.4%   Switzerland
o      1.2%   Belgium
o      1.2%   Brazil
o      6.1%   Other

* All data are as of August 31, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for Global Value Portfolio represent less than 1.2% weightings in Austria, Bermuda, China, Greece, Hong Kong, Hungary, India, Singapore, South Korea, Taiwan and Thailand.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


54 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
August 31, 2006


GLOBAL RESEARCH GROWTH PORTFOLIO

SECTOR BREAKDOWN*
o     28.7%   Financial
o     13.2%   Technology
o     12.6%   Energy
o     10.2%   Consumer Staples
o     10.0%   Medical
o      8.9%   Capital Equipment
o      4.3%   Industrial Commodities
o      3.1%   Consumer Cyclicals
o      2.5%   Basic Industry
o      2.1%   Construction & Housing
o      1.1%   Telecommunications
o      0.9%   Transportation
o      0.4%   Services
o      0.2%   Utilities

o      1.8%   Short-Term


COUNTRY BREAKDOWN*
o     50.1%   United States
o     11.2%   Switzerland
o      9.4%   Japan
o      8.3%   United Kingdom
o      3.1%   Brazil
o      2.9%   France
o      1.6%   Australia
o      1.4%   Bermuda
o      1.1%   China
o      1.1%   Cayman Islands
o      1.1%   Russia
o      1.0%   Norway
o      0.7%   Mexico
o      5.2%   Other

o      1.8%   Short-Term

* All data are as of August 31, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for Global Research Growth Portfolio represent less than 0.7% weightings in Austria, Bahamas, Germany, Greece, India, Ireland, Israel, Italy, Netherlands, South Korea, Sweden and Taiwan.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 55


GLOBAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-98.9%
Financial-34.1%
Banking-9.7%
BNP Paribas, SA                                     900        $  95,695
Credit Suisse Group(a)                            1,500           83,603
Fortis                                            1,900           73,985
HBOS PLC(a)                                       4,450           84,982
Industrial Bank of Korea                            920           16,400
Kookmin Bank (ADR)                                  200           16,116
Royal Bank of Scotland Group PLC(a)               2,700           91,584
Shinhan Financial                                   270           12,140
Standard Bank Group, Ltd.                           700            7,550
State Bank of India, Ltd. (GDR)                     390           19,119
Sumitomo Mitsui Financial Group, Inc.                 8           89,721
                                                             ------------
                                                                 590,895

Banks-NYC-4.0%
Citigroup, Inc.                                   2,500          123,375
JPMorgan Chase & Co.                              2,600          118,716
                                                             ------------
                                                                 242,091

Financial Services-1.5%
ORIX Corp.                                          300           79,205
Unibanco-Uniao de Bancos Brasileiros, SA
  (ADR)                                             200           14,470
                                                             ------------
                                                                  93,675

Insurance-6.5%
Assurances Generales de France                      300           37,674
Aviva PLC(a)                                      6,200           87,130
ING Canada, Inc.                                    900           45,794
ING Groep NV                                      2,800          121,311
Muenchener Rueckversicherungs Gesellschaft
  AG                                                600           90,462
Sanlam, Ltd.                                      7,300           15,326
                                                             ------------
                                                                 397,697

Life Insurance-1.8%
Genworth Financial, Inc. Class A                  1,500           51,645
MetLife, Inc.                                     1,100           60,533
                                                             ------------
                                                                 112,178

Major Regional Banks-3.1%
Bank of America Corp.                             2,400          123,528
National City Corp.                                 900           31,122
Wachovia Corp.                                      600           32,778
                                                             ------------
                                                                 187,428


56 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Multi-Line Insurance-1.4%
American International Group, Inc.                1,300        $  82,966

Property-Casualty Insurance-1.7%
The St. Paul Travelers Cos., Inc.                   900           39,510
XL Capital, Ltd. Class A                          1,000           65,640
                                                             ------------
                                                                 105,150

Savings & Loan-2.6%
Fannie Mae                                        1,500           78,975
Freddie Mac                                       1,300           82,680
                                                             ------------
                                                                 161,655

Wholesale & International Trade-0.8%
Itochu Corp.                                      6,000           50,106

Miscellaneous-1.0%
Merrill Lynch & Co., Inc.                           800           58,824
                                                             ------------
                                                               2,082,665

Energy-12.4%
Energy Sources-8.3%
Canadian Natural Resources, Ltd.                    600           31,501
Cosmo Oil Co., Ltd.                               3,000           13,152
ENI SpA                                           2,000           61,152
MOL Magyar Olaj-es Gazipari Rt.                     200           20,302
Nexen, Inc.                                         900           52,430
Nippon Mining Holdings, Inc.                      4,500           32,771
OMV AG                                              800           42,700
Petroleo Brasileiro, SA (ADR)                       400           32,248
PTT Public Co., Ltd.                              1,300            8,164
Repsol YPF, SA                                    3,100           89,191
Sasol                                               600           20,841
Total, SA                                         1,500          101,292
                                                             ------------
                                                                 505,744

Offshore Drilling-0.8%
Noble Corp.                                         700           45,773

Oil & Gas Services-0.3%
PetroChina Co., Ltd.                             16,000           17,959

Oils-Integrated Domestic-0.9%
ConocoPhillips                                      900           57,087

Oils-Integrated International-2.1%
Chevron Corp.                                     1,600          103,040
Exxon Mobil Corp.                                   400           27,068
                                                             ------------
                                                                 130,108
                                                             ------------
                                                                 756,671


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 57


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Capital Equipment-11.0%
Aerospace & Defense-0.9%
European Aeronautic Defence & Space Co.           1,780        $  53,716

Automobiles-5.2%
Continental AG                                      800           85,633
Hyundai Mobis                                        90            8,243
Hyundai Motor Co., Ltd. (PFD)                       340           16,991
Renault, SA                                         900          104,872
Toyota Motor Corp.                                1,900          102,680
                                                             ------------
                                                                 318,419

Defense-0.9%
Northrop Grumman Corp.                              800           53,448

Electrical Equipment-1.9%
General Electric Co.                              3,500          119,210

Machinery & Engineering-1.1%
MAN AG                                              900           68,875

Miscellaneous Capital Goods-1.0%
Mitsubishi Corp.                                    900           18,218
SPX Corp.                                           800           42,240
                                                             ------------
                                                                  60,458
                                                             ------------
                                                                 674,126

Technology-8.2%
Electronic Components & Instruments-2.0%
AU Optronics Corp. (ADR)                          1,648           24,028
Celestica, Inc.(b)                                2,100           20,139
LG. Philips LCD Co., Ltd.(b)                        200            7,976
Samsung Electronics Co., Ltd.                        14            9,436
Samsung Electronics Co., Ltd. (PFD)                  25           12,970
Sharp Corp.                                       1,000           17,825
Taiwan Semiconductor Manufacturing Co., Ltd.
  Salomon Smith Barney Warrants,
  expiring 1/20/10(b)                             9,300           16,424
United Microelectronics Corp., Deutsche
  Bank Warrants, expiring 3/22/07(b)             28,169           15,408
                                                             ------------
                                                                 124,206

Computer Services/Software-2.1%
Electronic Data Systems Corp.                     2,600           61,958
Microsoft Corp.                                   2,600           66,794
                                                             ------------
                                                                 128,752

Computers-1.6%
Hewlett-Packard Co.                               1,800           65,808
International Business Machines Corp.               400           32,388
                                                             ------------
                                                                  98,196

Data Processing-1.1%
Canon, Inc.                                       1,350           67,066


58 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Computer / Instrumentation-0.4%
Solectron Corp.(b)                                8,300        $  26,062

Electrical & Electronics-0.6%
Compal Electronics, Inc., Citigroup Global
  Markets Warrants, expiring 1/20/10(b)          17,886           15,471
Siliconware Precision Industries Co. (ADR)        3,289           19,304
                                                             ------------
                                                                  34,775

Miscellaneous Industrial Technology-0.4%
Tech Data Corp.(b)                                  700           24,423
                                                             ------------
                                                                 503,480

Industrial Commodities-7.0%
Forest & Paper-0.2%
Rengo Co., Ltd.                                   2,000           13,293

Metal-Nonferrous-1.2%
Xstrata PLC(a)                                    1,580           71,106

Metal-Steel-4.7%
Gerdau Ameristeel Corp.                           4,800           46,771
Gerdau, SA (ADR)                                  1,700           24,684
IPSCO, Inc.                                         500           46,069
JFE Holdings, Inc.                                2,000           81,138
Kobe Steel, Ltd.                                 14,000           44,550
POSCO (ADR)                                         200           12,422
Sumitomo Metal Industries, Ltd.                   8,000           32,777
                                                             ------------
                                                                 288,411

Mining & Metals-0.9%
Teck Cominco, Ltd. Class B                          800           53,271
                                                             ------------
                                                                 426,081

Consumer Staples-5.6%
Beverages & Tobacco-1.1%
Japan Tobacco, Inc.                                  18           68,369

Food & Household Products-1.4%
J Sainsbury PLC(a)                               10,700           72,607
Tiger Brands, Ltd.                                  600           12,676
                                                             ------------
                                                                  85,283

Restaurants-0.4%
McDonald's Corp.                                    700           25,130

Retail-Food-1.0%
Safeway, Inc.                                     2,000           61,860

Tobacco-1.7%
Altria Group, Inc.                                1,200          100,236
                                                             ------------
                                                                 340,878


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 59


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Utilities-5.1%
Electric & Gas Utility-1.9%
E.ON AG                                             700        $  89,011
Public Power Corp.                                1,210           28,917
                                                             ------------
                                                                 117,928

Electric Companies-1.3%
Allegheny Energy, Inc.(b)                         1,000           41,740
Wisconsin Energy Corp.                              900           38,700
                                                             ------------
                                                                  80,440

Telephone-1.9%
AT&T, Inc.                                        1,700           52,921
Sprint Corp.                                      3,600           60,912
                                                             ------------
                                                                 113,833
                                                             ------------
                                                                 312,201

Consumer Growth-3.1%
Drugs-1.8%
Pfizer, Inc.                                      4,000          110,240

Entertainment-1.3%
Time Warner, Inc.                                 4,600           76,452
                                                             ------------
                                                                 186,692

Construction & Housing-3.0%
Building Materials-0.5%
Buzzi Unicem SpA                                  1,300           29,190

Construction & Housing-1.1%
Leopalace21 Corp.                                 2,000           70,584

Real Estate-1.4%
Kerry Properties, Ltd.                            4,500           16,974
Sino Land Co., Ltd.                              39,100           65,899
                                                             ------------
                                                                  82,873
                                                             ------------
                                                                 182,647

Transportation-2.8%
Transportation-Airlines-1.2%
Deutsche Lufthansa AG                             3,500           69,357

Transportation-Shipping-1.6%
Mitsui OSK Lines, Ltd.                            9,000           68,330
Neptune Orient Lines, Ltd.                       12,000           14,682
Orient Overseas International, Ltd.               4,000           16,130
                                                             ------------
                                                                  99,142
                                                             ------------
                                                                 168,499

Medical-2.3%
Health & Personal Care-2.3%
AstraZeneca PLC(a)                                1,100           71,383
Sanofi-Aventis                                      800           71,849
                                                             ------------
                                                                 143,232


60 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Telecommunications-1.7%
Telecommunications-1.7%
China Netcom Group Corp., Ltd.                   10,500        $  18,451
China Telecom Corp. Ltd. Class H                 24,420            8,194
Vodafone Group PLC(a)                            34,212           74,144
                                                             ------------
                                                                 100,789

Consumer Cyclicals-1.6%
Broadcasting & Cable-1.1%
Comcast Corp. Class A Special(b)                  1,900           66,329

Retailers-0.5%
Office Depot, Inc.(b)                               800           29,472
                                                             ------------
                                                                  95,801

Consumer Services-1.0%
Broadcasting & Cable-1.0%
CBS Corp. Class B                                 2,200           62,810

Total Common Stocks & Other Investments
  (cost $5,911,287)                                            6,036,572

Total Investments-98.9%
  (cost $5,911,287)                                            6,036,572
Other assets less liabilities-1.1%                                67,819
                                                             ------------
Net Assets-100%                                               $6,104,391

FORWARD CURRENCY EXCHANGE CONTRACTS

                                         U.S. $       U.S. $
                         Contract      Value on     Value at       Unrealized
                           Amount   Origination    August 31,   Appreciation/
                             (000)         Date         2006   (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts:
British Pound
  Settling 9/15/06             20       $37,954      $38,089         $    135

Sale Contracts:
British Pound
  Settling 9/15/06             20        37,032       38,089           (1,057)
Swiss Franc
  Settling 9/15/06             65        52,538       52,891             (353)

(a) Positions, or portion thereof, with an aggregate market value of $636,539 have been segregated to collateralize open forward currency exchange contracts.

(b)  Non-income producing security.

     Glossary of Terms:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt
     PFD - Preference Shares


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 61


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-96.9%

Financial-28.3%
Banking-8.6%
Banco Itau Holding Financeira, SA (ADR)           1,100        $  33,484
Credit Suisse Group                               2,536          141,345
HSBC Holdings PLC                                 3,731           67,705
Macquarie Bank, Ltd.                                878           43,313
Mitsubishi Tokyo Financial Group, Inc.                4           54,263
UBS AG                                            2,634          148,898
UniCredito Italiano SpA                           3,723           29,668
                                                             ------------
                                                                 518,676

Banks-NYC-4.8%
Citigroup, Inc.                                   3,500          172,725
JPMorgan Chase & Co.                              2,500          114,150
                                                             ------------
                                                                 286,875

Financial Services-5.9%
American Express Co.                                800           42,032
Franklin Resources, Inc.                            500           49,205
Legg Mason, Inc.                                    900           82,134
Nomura Holdings, Inc.                             6,200          118,956
NYSE Group, Inc.(a)                                 100            5,930
The Goldman Sachs Group, Inc.                       400           59,460
                                                             ------------
                                                                 357,717

Insurance-5.6%
Prudential PLC                                    5,472           61,338
QBE Insurance Group, Ltd.                         2,713           49,340
Swiss Re                                            848           64,679
UnitedHealth Group, Inc.                          1,300           67,535
WellPoint, Inc.(a)                                1,200           92,892
                                                             ------------
                                                                 335,784

Multi-Line Insurance-2.7%
American International Group, Inc.                2,600          165,932

Wholesale & International Trade-0.7%
Mitsui & Co., Ltd.                                3,000           43,287
                                                             ------------
                                                               1,708,271

Technology-13.0%
Communication-Equipment Manufacturers-0.9%
Cisco Systems, Inc.(a)                            2,548           56,031

Computer Services/Software-0.8%
Microsoft Corp.                                   1,800           46,242


62 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Computers-0.5%
High Tech Computer Co., Credit Suisse FB
  Nassau Bank of America Warrants,
  expiring 9/18/08(a)                               536        $  13,473
International Business Machines Corp.               200           16,194
                                                             ------------
                                                                  29,667

Data Processing-5.5%
Adobe Systems, Inc.(a)                              595           19,302
Apple Computer, Inc.(a)                             400           27,140
ASML Holding N.V.(a)                                955           20,964
Canon, Inc.                                         800           39,742
Cap Gemini, SA                                      536           29,396
Ctrip.com International, Ltd. (ADR)                 200           10,326
Fiserv, Inc.(a)                                     400           17,668
Google, Inc. Class A(a)                             124           46,938
Infosys Technologies, Ltd. (ADR)                    400           17,940
Network Appliance, Inc.(a)                          600           20,544
Oracle Corp.(a)                                   1,600           25,040
SAP AG                                              150           28,655
Sun Microsystems, Inc.(a)                         6,018           30,030
                                                             ------------
                                                                 333,685

Electrical & Electronics-2.4%
AU Optronics, Credit Suisse First Boston
  Banco Popolare di Verona e Novara Scrl
  warrants, expiring 3/05/09(a)                   9,210           13,585
Broadcom Corp. Class A(a)                           600           17,664
HON HAI Precision Industry Co., Ltd.                960           10,992
Largan Precision Co., Ltd., Citigroup Global
  Markets Warrants, expiring 1/20/10(a)             457            9,428
Motorola, Inc.                                    1,600           37,408
NEC Corp.                                         3,000           17,362
QUALCOMM, Inc.                                    1,100           41,437
                                                             ------------
                                                                 147,876

Electronic Components & Instruments-2.9%
Advanced Micro Devices, Inc.(a)                     500           12,495
Applied Materials, Inc.                             500            8,440
BEA Systems, Inc.(a)                              1,300           17,849
Hitachi Chemical Co., Ltd.                        2,100           50,598
Hoya Corp.                                          800           28,960
Hynix Semiconductor, Inc. (GDR)(a)(b)                 8              306
Hynix Semiconductors, UBS AG Warrants,
  expiring 4/27/07(a)                               380           14,543
NVIDIA Corp.(a)                                     600           17,466
Samsung Electronics Co., Ltd. (GDR)(b)               30           10,200
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                           1,247           11,610
                                                             ------------
                                                                 172,467
                                                             ------------
                                                                 785,968


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 63


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Energy-12.4%
Energy Equipment & Services-6.2%
BJ Services Co.                                   2,100        $  72,051
GlobalSantaFe Corp.                               1,100           54,142
Halliburton Co.                                   5,000          163,100
Nabors Industries, Ltd.(a)                        2,600           85,488
                                                             ------------
                                                                 374,781

Energy Sources-6.2%
China Shenhua Energy Co., Ltd. Class H           37,500           66,276
LUKOIL (ADR)                                        762           63,779
Newfield Exploration Co.(a)                         800           34,592
Noble Energy, Inc.                                1,700           84,014
Norsk Hydro ASA                                   2,425           62,463
Petroleo Brasileiro, SA (ADR)                       800           64,496
                                                             ------------
                                                                 375,620
                                                             ------------
                                                                 750,401

Consumer Staples-10.1%
Beverages & Tobacco-2.7%
British American Tobacco PLC                      1,281           35,199
Companhia de Bebidas das Americas (ADR)             500           22,430
SABMiller PLC                                     2,443           48,127
Walgreen Co.                                      1,200           59,352
                                                             ------------
                                                                 165,108

Food & Household Products-2.0%
Nestle, SA                                          240           82,457
WM Wrigley Jr Co.                                   800           37,136
                                                             ------------
                                                                 119,593

Restaurants & Lodging-1.6%
Hilton Hotels Corp.                               1,800           45,846
OPAP, SA                                            797           28,283
Punch Taverns PLC                                 1,346           23,688
                                                             ------------
                                                                  97,817

Retailers-0.9%
Kohl's Corp.(a)                                     600           37,506
Lowe's Cos., Inc.                                   600           16,236
                                                             ------------
                                                                  53,742

Soaps-1.6%
The Procter & Gamble Co.                          1,600           99,040

Tobacco-1.3%
Altria Group, Inc.                                  900           75,177
                                                             ------------
                                                                 610,477

Medical-9.9%
Health & Personal Care-9.9%
Alcon, Inc.                                         400           47,116
Allergan, Inc.                                      300           34,368
AstraZeneca PLC (ADR)                               200           13,028
Becton Dickinson & Co.                              300           20,910


64 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Caremark Rx, Inc.                                   400        $  23,176
Eli Lilly & Co.                                     400           22,372
Genentech, Inc.(a)                                  600           49,512
Gilead Sciences, Inc.(a)                            600           38,040
Medco Health Solutions, Inc.(a)                     200           12,674
Medimmune, Inc.(a)                                  300            8,292
Merck & Co., Inc.                                 1,300           52,715
Nobel Biocare Holding AG                            140           34,102
Novartis AG                                         676           38,564
Roche Holding AG                                    377           69,463
Sanofi-Aventis                                      355           31,883
Shionogi & Co., Ltd.                              1,000           17,947
Takeda Pharmaceutical Co., Ltd.                     300           19,824
Teva Pharmaceutical Industries, Ltd. (ADR)        1,100           38,236
Wyeth                                               500           24,350
                                                             ------------
                                                                 596,572

Capital Equipment-8.8%
Aerospace & Defense-1.3%
BAE Systems PLC                                   3,671           25,893
The Boeing Co.                                      700           52,430
                                                             ------------
                                                                  78,323

Automobiles-1.9%
Honda Motor Co., Ltd.                             1,000           33,840
Toyota Motor Corp.                                1,500           81,063
                                                             ------------
                                                                 114,903

Electrical Equipment-1.5%
General Electric Co.                              2,700           91,962

Machinery & Engineering-1.6%
ABB, Ltd.                                         3,239           43,100
Atlas Copco AB                                    1,225           31,601
Komatsu, Ltd.                                     1,000           18,148
                                                             ------------
                                                                  92,849

Multi-Industry-2.5%
Danaher Corp.                                       600           39,774
Emerson Electric Co.                                600           49,290
United Technologies Corp.                         1,000           62,710
                                                             ------------
                                                                 151,774
                                                             ------------
                                                                 529,811

Industrial Commodities-4.3%
Chemical-1.3%
Air Products & Chemicals, Inc.                    1,200           79,548

Metal-Nonferrous-2.5%
Rio Tinto PLC                                     1,369           69,065
Xstrata PLC                                       1,837           82,673
                                                             ------------
                                                                 151,738


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 65


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Materials-0.5%
Asahi Glass Co., Ltd.                             1,000        $  13,076
Nitto Denko Corp.                                   200           14,317
                                                             ------------
                                                                  27,393
                                                             ------------
                                                                 258,679

Consumer Cyclicals-3.0%
Appliances & Household Durables-0.1%
Sony Corp.                                          200            8,675

Broadcasting & Publishing-1.5%
Societe Television Francaise 1                    1,110           35,477
WPP Group PLC                                     2,790           33,999
Yahoo!, Inc.(a)                                     700           20,174
                                                             ------------
                                                                  89,650

Leisure & Tourism-0.5%
Accor, SA                                           518           33,172

Merchandising-0.3%
The Gap, Inc.                                     1,100           18,491

Retailers-0.6%
Target Corp.                                        700           33,873
                                                             ------------
                                                                 183,861

Basic Industry-2.5%
Chemicals-1.4%
Monsanto Co.                                      1,800           85,392

Mining & Metals-1.1%
Companhia Vale do Rio Doce (ADR)                  3,100           66,464
                                                             ------------
                                                                 151,856

Construction & Housing-2.1%
Building Materials-1.1%
American Standard Cos., Inc.                        800           33,416
CRH PLC                                             997           34,485
                                                             ------------
                                                                  67,901

Construction & Housing-1.0%
Pulte Homes, Inc.                                   600           17,802
Vinci, SA                                           387           41,895
                                                             ------------
                                                                  59,697
                                                             ------------
                                                                 127,598

Telecommunications-1.1%
Telecommunications-1.1%
America Movil S.A. de C.V. (ADR)                  1,200           44,772
Fastweb(a)                                          295           11,480
Telekom Austria AG                                  400            9,812
                                                             ------------
                                                                  66,064


66 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Transportation-0.9%
Transportation-Airlines-0.5%
easyJet PLC(a)                                    3,574        $  31,558

Transportation-Road & Rail-0.4%
United Parcel Service, Inc. Class B                 300           21,015
                                                             ------------
                                                                  52,573

Services-0.4%
Air Transportation-0.4%
Continental Airlines, Inc. Class B(a)             1,000           25,090

Utilities-0.1%
Telephone-0.1%
AT&T, Inc.                                          300            9,339

Total Common Stocks & Other Investments
  (cost $5,798,237)                                            5,856,560

SHORT-TERM INVESTMENT-1.7%
Time Deposit-1.7%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $105,000)                                 $ 105          105,000

Total Investments-98.6%
  (cost $5,903,237)                                            5,961,560
Other assets less liabilities-1.4%                                82,474
                                                             ------------
Net Assets-100%                                              $ 6,044,034


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $10,506 or 0.2% of net assets.

     Glossary of Terms:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 67


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

       The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Blended Style Series, Inc. (the "Fund") in respect of the AllianceBernstein Global Blend Portfolio (the "Portfolio"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General.(2)

       The Portfolio will pursue its investment objective through investing in shares of AllianceBernstein Global Research Growth Portfolio and
AllianceBernstein Global Value Portfolio (the "Underlying Portfolios") of the AllianceBernstein Pooling Portfolios ("Pooling Portfolios"), rather than making direct investments in portfolio securities. It should be noted that the Portfolio has not yet commenced operations.

       The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO o 68


(1) It should be noted that the information in the fee summary was completed on April 24, 2006 and presented to the Board of Directors on May 2, 2006 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Futures references to the Portfolio do not include "AllianceBernstein."

connection with their review of the proposed initial approval of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:


1. Management fees charged to institutional and other clients of the Adviser for like services;

2. Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5. Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

       The table below describes the Portfolio's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                  Advisory Fee
                  Based on % of Average
Category          Daily Net Assets                 Portfolio
-------------------------------------------------------------------------
International     75 bp on 1st $2.5 billion        Global Blend Portfolio
                  65 bp on next $2.5 billion

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


o 69


                  60 bp on the balance


The Investment Advisory Agreement for the Portfolio provides for the Adviser to be reimbursed by the Portfolio for certain clerical, legal, accounting and administrative services.

       The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio's expense ratio to the amounts set forth below for the Portfolio's fiscal year. The waiver extends until August 31, 2007 and will automatically extend for additional one-year terms unless terminated by the Adviser upon at least 60 days written notice prior to the termination date of the undertaking.

                             Expense Cap Pursuant to
                             Expense Limitation
Portfolio                    Undertaking                       Fiscal Year End
-------------------------------------------------------------------------------
Global Blend Portfolio       Class A       1.50%               August 31
                             Class B       2.20%
                             Class C       2.20%
                             Class R       1.70%
                             Class K       1.45%
                             Class I       1.20%
                             Adv. Class    1.20%

I.  MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

       The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services that will be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing


o 70


office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses will be reimbursed by the Portfolio to the Adviser. In addition, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors will be more time consuming and labor intensive compared to institutional clients since the Adviser will need to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. This factor is less significant for the Portfolio, which will invest almost all of its assets in shares of the Underlying Portfolios. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.


o 71


       Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio's management fees.

                   Assumed
                   Initial         AllianceBernstein (AB)          Effective
                  Net Assets       Institutional (Inst.)            AB Inst.       Management
Portfolio          ($MIL)             Fee Schedule                  Adv. Fee         Fee(4)
----------------------------------------------------------------------------------------------
Global Blend       $100.0           Global Style Blend               0.638%         0.750%
Portfolio                           80 bp on 1st $25 million
                                    65 bp on next $25 million
                                    55 bp on next $50 million
                                    45 bp on next $100 million
                                    40 bp on the balance
                                    Minimum Account Size: $50 m

       The Adviser manages the Sanford C. Bernstein Fund, Inc., an open-end management investment company. The International Portfolio of the Sanford C. Bernstein Fund, Inc. has a somewhat similar investment style as the Portfolio. The following table shows the fee schedule of International Portfolio.

Portfolio                 SCB Portfolio             Fee Schedule
-------------------------------------------------------------------------------
Global Blend Portfolio    International Portfolio   0.925% on first $1 billion
                                                    0.85% on next $3 billion
                                                    0.80% on next $2 billion
                                                    0.75% on next $2 billion
                                                    0.65% on the balance

(4) Fund management fee information was provided by Lipper. See Section II for additional discussion.


o 72


       The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a somewhat similar investment style as the Portfolio. The following table shows the fee schedule of the AVPS portfolio, which is the same as the fee schedule of the Portfolio:

Portfolio                 AVPS Portfolio            Fee Schedule
-------------------------------------------------------------------------------
Global Blend Portfolio    International Portfolio   0.75% on first $2.5 billion
                                                    0.65% on next $2.5 billion
                                                    0.60% on the balance

       The Adviser also manages and sponsors retail mutual funds, including the Global Wealth Strategies, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Global Wealth Strategy that has a somewhat similar investment strategy as the
Portfolio:

Fund                                       Fee
-------------------------------------------------------------------------------
Global Equity Blend                        1.60%

       The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES
    FOR LIKE SERVICES.

       Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the proposed management fee of the Portfolio based on an assumed initial net asset base of $100 million with fees charged to other investment companies for

(5) The "all-in" fee shown is for the class A shares of Global Equity Blend. This includes a fee for investment advisory services and a separate fee for distribution related services.


o 73


similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the assumed initial net assets base of the Portfolio.(6)

                              Effective          Lipper
                              Management         Group
Portfolio                        Fee             Median              Rank
-------------------------------------------------------------------------------
Global Blend Portfolio(7)       0.750            0.969               2/13

       Lipper also analyzed the anticipated total expense ratio of the Portfolio in comparison to its Lipper Expense Group(8) and Lipper Expense Universe.(9) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a
similar load type as the subject Portfolio.   The result of that analysis is
set forth below:

                            Expense    Lipper      Lipper    Lipper     Lipper
                             Ratio     Group       Group    Universe   Universe
Portfolio                    (%)(10) Median (%)   Rank    Median (%)    Rank
------------------------------------------------------------------------------
Global Blend Portfolio(7)   1.500     1.500        7/13     1.682       44/126

       Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

(6) A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group. The effective management fee rate does not reflect any fee waivers or expense reimbursements that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Portfolio to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Portfolio.

(7) The Portfolio's expense information is based on an assumed initial asset base of $100 million.

(8) Lipper uses the following criteria in screening funds to be included in the Portfolio's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense
Universe.   Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10) Anticipated Class A share total expense ratio.


o 74


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING
     ANY INTRA-CORPORATE PROFIT.

     See discussion below in Section IV.

IV.  PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR
     SUPPLYING SUCH SERVICES.

       The Adviser has not managed the Portfolio previously and therefore did not provide historic profitability data for supplying the services it will provide after the Portfolio commences operations. It should be noted that a consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, will allow the Adviser's management and the Directors to receive consistent presentations of financial results and profitability although the two profitability reporting systems operate independently.

       In addition to the direct profits that the Adviser will earn from managing the Portfolio, certain of the Adviser's affiliates will have business relationships with the Portfolio and will earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolio and brokerage related services to the Underlying Portfolios and will receive transfer-agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the


o 75


Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

       The Underlying Portfolios will likely effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co., LLC ("SCB & Co.") and its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions during the Portfolio's fiscal year. The Adviser represented that SCB's profitability from any business conducted with the Underlying Portfolios will be comparable to the profitability of SCB's dealings with other comparable third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, which will include the Underlying Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Underlying Portfolios and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V.  POSSIBLE ECONOMIES OF SCALE

       The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required


o 76


to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

       An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether
economies of scale were being passed on to the shareholders.   It is
contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI.  NATURE AND QUALITY OF THE ADVISER'S SERVICES
     INCLUDING THE PERFORMANCE OF THE FUND.

       With assets under management of $617 billion as of March 31, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Portfolio.

       Since there is no historical performance information for the Portfolio or the Underlying Portfolios it is worth considering the performance information of funds managed by the Adviser that have substantially similar
investment styles as the Underlying Portfolios.   The following table shows the
1 and 3 year performance rankings of AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust - Global Value Fund, whose investment styles are substantially similar to the


o 77


Underlying Portfolios, relative to these fund's Lipper Performance Groups and Lipper Performance Universes for the periods ended December 31, 2005.(11)

AllianceBernstein Global
Research Growth Fund, Inc.            Group              Universe
     1 year                            1/4                3/12
     3 year                            1/4                1/10

AllianceBernstein Trust - Global
Value Fund                            Group              Universe
     1 year                            2/4                5/11
     3 year                            2/4                4/9

       Set forth below are the 1, 3 year and since inception performance returns of the two funds managed by the Adviser that have substantially similar investment styles as the Underlying Portfolios for the periods ending December 31, 2005:(12)


                                            Periods Ending December 31, 2005
                                                Annualized Performance
                                           1              3             Since
Fund                                     Year           Year          Inception
-------------------------------------------------------------------------------
AllianceBernstein Global Research       15.82          20.41             16.90
Growth Fund, Inc.

MSCI World Index (Net)                   9.49          18.69             14.84

MSCI World Growth (Net)                  9.41          15.83             12.65

AllianceBernstein Trust - Global        14.57          22.26              9.25
Value Fund

MSCI World Index (Net)                  9.49           18.69              5.30

CONCLUSION:

       Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This

(11) The performance rankings are for the Class A shares of the AllianceBernstein Mutual Funds.

(12) The performance returns for the Class A shares of the AllianceBernstein Mutual Funds were provided by the Adviser.


o 78


conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated:  June 7, 2006


o 79


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS ALLIANCEBERNSTEIN FAMILY OF FUNDS
--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy
--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio
--------------------------------------------
Growth Funds
--------------------------------------------
Domestic
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio
Global & International
Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund
--------------------------------------------
Value Funds
--------------------------------------------
Domestic
Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund
Global & International
Global Value Fund
International Value Fund
--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio
--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National Michigan
Insured National Minnesota
Arizona New Jersey
California New York
Insured California Ohio
Florida Pennsylvania
Massachusetts Virginia
--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 80


Intermediate Diversified
Intermediate New York
--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II
--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy
We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.
For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.
* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.
** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 81



-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Blended Style Funds

U.S. Large Cap Portfolio

Annual Report

August 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



October 27, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio (the "Fund") for the annual reporting period ended August 31, 2006. The Fund invests in the AllianceBernstein Pooling Portfolios and the Pooling Portfolios' investment adviser is AllianceBernstein L.P.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests in two portfolios of the AllianceBernstein Pooling Portfolios, representing growth and value equity investment styles (the "Underlying Portfolios"). Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large-capitalization companies. By investing in the Underlying Portfolios, AllianceBernstein efficiently diversifies the Fund between growth and value styles. Normally, approximately 50% of the value of the Fund's investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, AllianceBernstein will rebalance the investments in the Underlying Portfolios as necessary to maintain this targeted allocation.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended August 31, 2006.

The Portfolio underperformed the S&P 500 Stock Index for both the six- and 12-month periods ended August 31, 2006. While the value component of the Fund contributed positively to relative performance in both periods, the Fund lagged the Index due to the underperformance of its growth component in both periods.

For the 12-month period, security selection was modestly positive, specifically in the technology and consumer discretionary sectors; however, overweight positions in the technology and materials sectors detracted from Fund performance versus the Index.

For the six-month period, security selection accounted for almost all of the Fund's relative underperformance. Security selection in the technology sector was the most significant contributor to the Fund's underperformance during this time frame.

Market Review and Investment Strategy

Following a prolonged period of low market volatility, concerns about high oil prices, inflation and rising interest rates led to a rise in volatility and a decline in equities during the middle of the six-month period ended August 31, 2006. However, these fears eased toward the end of the period as oil prices began to fall and the Federal Reserve left interest rates unchanged at its August meeting. The equity market, as measured by the S&P 500 Stock Index, rebounded and gained 2.79% for the six-month period ended August 31, 2006. The rally was broad-based with almost all industry sectors posting positive returns during the period. The ex-


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 1


ceptions were the technology and consumer discretionary sectors which suffered modest losses. Equity valuations remain close to their long-term averages, though valuation differences between attractively priced and expensive stocks remain unusually compressed.

Compressed valuation spreads, as measured by price/earnings ratios, suggest that investors expect high corporate profitability to continue. Investors are disinclined to pay usual premiums for stocks with stable, superior long-term earnings growth potential while seeing marked growth from companies in cyclical industries such as energy and materials that benefit from strong global gross domestic product (GDP) growth. The Fund's growth and value managers see the compressed valuation spreads as a market pricing anomaly. For the Fund's growth managers, this pricing anomaly creates unprecedented opportunity, leading to an increased risk posture with a focus on those stocks most likely to outperform as earnings growth and valuations diverge. By contrast, the Fund's value managers have reduced their risk taking accordingly, as this pricing anomaly reduces the value opportunity to well below historical average.


2 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Fund allocates its investments between "growth" and "value" stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE FUND VS. ITS BENCHMARK                        -----------------------------
PERIODS ENDED AUGUST 31, 2006                         6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Blended Style Funds
U.S. Large Cap Portfolio
  Class A                                              -1.26%         7.47%
  Class B                                              -1.60%         6.65%
  Class C                                              -1.67%         6.65%
  Advisor Class*                                       -1.18%         7.81%
  Class R*                                             -1.42%         7.09%
  Class K*                                             -1.33%         7.38%
  Class I*                                             -1.11%         7.77%
S&P 500 Stock Index                                     2.79%         8.87%

* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/15/02* TO 8/31/06

AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio Class A: $13,773 S&P 500 Stock Index: $15,305

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           AllianceBernstein
                              Blended Style
                          Funds U.S. Large Cap            S&P 500
                           Portfolio Class A            Stock Index
-------------------------------------------------------------------------------
        7/15/02*                $  9,575                 $ 10,000
        8/31/02                 $  9,518                 $ 10,001
        8/31/03                 $ 10,463                 $ 11,207
        8/31/04                 $ 11,182                 $ 12,490
        8/31/05                 $ 12,812                 $ 14,058
        8/31/06                 $ 13,773                 $ 15,305

*  Since inception of the Fund's Class A shares on 7/15/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio Class A shares (from 7/15/02* to 8/31/06) as compared to the performance of the Fund's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
1 Year                              7.47%          2.92%
Since Inception*                    9.20%          8.06%

Class B Shares
1 Year                              6.65%          2.65%
Since Inception*                    8.44%          8.44%

Class C Shares
1 Year                              6.65%          5.65%
Since Inception*                    8.44%          8.44%

Advisor Class Shares+
1 Year                              7.81%          7.81%
Since Inception*                    9.55%          9.55%

Class R Shares+
1 Year                              7.09%          7.09%
Since Inception*                    6.04%          6.04%

Class K Shares+
1 Year                              7.38%          7.38%
Since Inception*                    8.18%          8.18%

Class I Shares+
1 Year                              7.77%          7.77%
Since Inception*                    8.55%          8.55%


* Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             3.32%
Since Inception*                                   8.49%

Class B Shares
1 Year                                             3.09%
Since Inception*                                   8.84%

Class C Shares
1 Year                                             6.09%
Since Inception*                                   8.84%

Advisor Class Shares+
1 Year                                             8.21%
Since Inception*                                   9.95%

Class R Shares+
1 Year                                             7.60%
Since Inception*                                   6.78%

Class K Shares+
1 Year                                             7.88%
Since Inception*                                   9.32%

Class I Shares+
1 Year                                             8.17%
Since Inception*                                   9.67%


* Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans, and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                        Beginning                        Ending
                      Account Value                   Account Value                   Expenses Paid
                      March 1, 2006                  August 31, 2006                  During Period*
            ------------------------------   -------------------------------   ---------------------------
               Actual       Hypothetical        Actual       Hypothetical**      Actual       Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000          $1,000          $987.39         $1,018.65          $ 6.51          $ 6.61

Class B        $1,000          $1,000          $984.02         $1,014.97          $10.15          $10.31

Class C        $1,000          $1,000          $983.27         $1,015.07          $10.05          $10.21

Advisor
Class          $1,000          $1,000          $988.25         $1,020.21          $ 4.96          $ 5.04

Class R        $1,000          $1,000          $985.83         $1,017.29          $ 7.86          $ 7.98

Class K        $1,000          $1,000          $986.66         $1,018.45          $ 6.71          $ 6.82

Class I        $1,000          $1,000          $988.92         $1,020.32          $ 4.86          $ 4.94

* Expenses are equal to the classes' annualized expense ratios of 1.30%, 2.03%, 2.01%, 0.99% 1.57%, 1.34% and 0.97%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Fund invests are not included herein.

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 7


PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $148.7


HOLDINGS BREAKDOWN*
[ ]  50.0%   AllianceBernstein U.S. Large Cap              [PIE CHART OMITTED]
             Growth Portfolio
[ ]  50.0%   AllianceBernstein U.S. Value Portfolio


* All data are as of August 31, 2006. The Fund's holdings breakdown is expressed as a percentage of total investments and may vary over time. The Fund invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Fund's holdings, including specific breakdowns within the Underlying Pooling Portfolios, please refer to pages 41-51.


8 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


STATEMENT OF NET ASSETS
August 31, 2006

Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth Portfolio (shares
    of 6,735,493)                                                 $  74,696,613
  AllianceBernstein U.S. Value Portfolio (shares of
    6,546,592)                                                       74,696,613
    Total investments (cost $115,268,205)                           149,393,226
Receivable for capital stock sold                                       285,310
Receivable for investments sold                                         247,431
Total assets                                                        149,925,967

Liabilities
Payable for capital stock redeemed                                      916,643
Distribution fee payable                                                 85,135
Advisory fee payable                                                     82,077
Transfer Agent fee payable                                               20,553
Accrued expenses                                                         76,504
Total liabilities                                                     1,180,912
Net Assets                                                        $ 148,745,055

Composition of Net Assets
Capital stock, at par                                             $      11,353
Additional paid-in capital                                          108,011,119
Accumulated net investment loss                                          (3,801)
Accumulated net realized gain on investment transactions              6,601,363
Net unrealized appreciation of investments                           34,125,021
                                                                  $ 148,745,055

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                         Shares           Net Asset
Class               Net Assets        Outstanding           Value
-----------------------------------------------------------------------
A                  $ 51,187,971         3,845,765          $ 13.31*
B                  $ 51,945,010         4,017,970          $ 12.93
C                  $ 32,903,733         2,544,464          $ 12.93
Advisor            $ 12,407,378           921,931          $ 13.46
R                  $     13,462             1,018          $ 13.22
K                  $     10,925               821          $ 13.31
I                  $    276,576            20,678          $ 13.38


* The maximum offering price per share for Class A shares was $13.90 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 9


STATEMENT OF OPERATIONS
Year Ended August 31, 2006

Investment Income
Income distributions from Underlying
  Portfolios                                                      $   2,022,767

Expenses
Advisory fee                                     $   1,061,207
Distribution fee--Class A                              163,197
Distribution fee--Class B                              608,148
Distribution fee--Class C                              359,340
Distribution fee--Class R                                   58
Distribution fee--Class K                                   27
Transfer agency--Class A                                75,303
Transfer agency--Class B                                98,998
Transfer agency--Class C                                53,136
Transfer agency--Advisor Class                          16,520
Transfer agency--Class R                                    26
Transfer agency--Class K                                    22
Transfer agency--Class I                                   113
Legal                                                  112,835
Printing                                               100,785
Registration                                            87,572
Administrative fee                                      84,000
Custodian                                               62,479
Audit                                                   42,681
Directors' fees                                         30,856
Miscellaneous                                           10,873
Total expenses                                       2,968,176
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                          (84,000)
Less: expense offset arrangement
  (see Note B)                                          (5,840)
Net expenses                                                          2,878,336
Net investment loss                                                    (855,569)

Realized and Unrealized Gain
on Investment Transactions
Net realized gain on sale of Underlying
  Portfolio shares                                                    7,161,672
Net realized gain distributions from
  Underlying Portfolios                                                 830,461
Net change in unrealized appreciation/
  depreciation of investments in
  Underlying Portfolios                                               4,418,707
Net gain on investment transactions                                  12,410,840

Net Increase in Net Assets
  from Operations                                                 $  11,555,271


See notes to financial statements.


10 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS

                                                     October 1,       July 1,
                                    Year Ended         2004           2004 to
                                     August 31,    to August 31,   September 30,
                                       2006            2005*          2004**
                                  -------------   -------------   -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss               $    (855,569)  $    (551,043)  $    (179,279)
Net realized gain on sale of
  Underlying Portfolio shares/
  investment transactions             7,161,672       8,351,621         204,041
Net realized gain distributions
  from Underlying Portfolios            830,461              -0-             -0-
Net change in unrealized
  appreciation/depreciation
  of investments in Underlying
  Portfolios                          4,418,707      10,737,217      (4,137,331)
Net increase (decrease) in net
  assets from operations             11,555,271      18,537,795      (4,112,569)

Distributions to Shareholders
from
Net realized gain on investment
  transactions
  Class A                            (2,232,611)     (1,881,052)             -0-
  Class B                            (2,669,669)     (2,321,919)             -0-
  Class C                            (1,492,820)     (1,396,394)             -0-
  Advisor Class                        (514,822)       (335,708)             -0-
  Class R                                  (461)           (356)             -0-
  Class K                                  (446)             -0-             -0-
  Class I                                  (446)             -0-             -0-

Capital Stock Transactions
Net decrease                        (22,870,409)    (11,050,043)     (5,100,240)
Total increase (decrease)           (18,226,413)      1,552,323      (9,212,809)

Net Assets
Beginning of period                 166,971,468     165,419,145     174,631,954
End of period, (including
  accumulated net investment
  loss of ($3,801), ($8,145)
  and ($12,127),
  respectively)                   $ 148,745,055   $ 166,971,468   $ 165,419,145


*  The Fund changed its fiscal year end from September 30 to August 31.

**  The Fund changed its fiscal year end from June 30 to September 30.

See notes to financial statements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 11


NOTES TO FINANCIAL STATEMENTS
August 31, 2006

NOTE A

Significant Accounting Policies

AllianceBernstein Blended Style Series, Inc. (the "Company") was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of the U.S. Large Cap Portfolio (the "Fund"), the Global Blend Portfolio and the ten portfolios of the AllianceBernstein Retirement Strategies (the "Funds"). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Large Cap Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.), (the "Adviser"). On May 20, 2005 the Fund acquired shares in the Underlying Portfolios through a tax-free exchange of Fund investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Fund's net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.


12 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Change of Fiscal Year End

During 2004 the Fund changed its fiscal year end from June 30 to September 30. Subsequently, in 2005, the Fund changed its fiscal year end from September 30 to August 31. Accordingly, the statement of changes in net assets and financial highlights reflect the periods from July 1, 2004 to September 30, 2004 and from October 1, 2004 to August 31, 2005.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 13


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .95% of the first $5 billion, .90% of the excess over $5 billion up to $7.5 billion, .85% of the excess over $7.5 billion up to $10 billion and .80% of the excess over $10 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis to 1.65% of average daily net assets for Class A shares, 2.35% of average daily net assets for Class B and Class C shares, 1.35% of average daily net assets for Advisor Class shares, 1.85% of average daily net assets for Class R shares, 1.60% of average daily net assets for Class K shares and 1.35% of average daily net assets for Class I shares. For the year ended August 31, 2006, there were no Advisory fees waived by the Adviser.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. The Adviser agreed to waive its fees for such services. Such waivers amounted to $84,000 for the year ended August 31, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $113,467 for the year ended August 31, 2006.

For the year ended August 31, 2006, the Fund's expenses were reduced by $5,840, under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc., (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,565 from the sale of Class A shares and received $1,193, $83,662 and $2,349 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2006.


14 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,290,166, $902,563, $791 and $411 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $10,255,342 and $39,837,423, respectively, for the year ended August 31, 2006.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  115,271,649
Gross unrealized appreciation                                    $   34,121,577
Gross unrealized depreciation                                                -0-
Net unrealized appreciation                                      $   34,121,577

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 15


3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                                     Shares
                                 ---------------------------------------------
                                                October 1, 2004   July 1, 2004
                                   Year Ended          to             to
                                   August 31,      August 31,    September 30,
                                      2006            2005*          2004**
                                 -------------   -------------   -------------
Class A
Shares sold                            692,441         890,051         163,406
Shares issued in reinvestment
  of distributions                     155,495         140,332              -0-
Shares converted from Class B          104,854          67,302          15,975
Shares redeemed                     (1,417,055)     (1,208,771)       (286,180)
Net decrease                          (464,265)       (111,086)       (106,799)

Class B
Shares sold                            275,493         728,703         170,407
Shares issued in reinvestment
  of distributions                     161,668         142,127              -0-
Shares converted to Class A           (107,026)        (68,542)        (16,191)
Shares redeemed                     (1,447,073)     (1,168,524)       (287,612)
Net decrease                        (1,116,938)       (366,236)       (133,396)

Class C
Shares sold                            276,270         393,242          82,342
Shares issued in reinvestment
  of distributions                      73,827          71,956              -0-
Shares redeemed                       (720,583)       (904,223)       (302,693)
Net decrease                          (370,486)       (439,025)       (220,351)

Advisor Class
Shares sold                            518,884         166,789          39,520
Shares issued in reinvestment
  of distributions                      30,272          19,632              -0-
Shares redeemed                       (376,920)       (212,701)        (24,055)
Net increase (decrease)                172,236         (26,280)         15,465

Class R
Shares sold                                182              12               8
Shares issued in reinvestment
  of distributions                           1              -0-(a)          -0-
Net increase                               183              12               8


16 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                     Shares
                                 ---------------------------------------------
                                  Year Ended    March 1, 2005(b)
                                   August 31,    to August 31,
                                      2006            2005*
                                 -------------   -------------
Class K
Shares sold                                 -0-            820
Shares issued in reinvestment
  of distributions                           1              -0-
Net increase                                 1             820

Class I
Shares sold                             20,669             820
Shares issued in reinvestment
  of distributions                           1              -0-
Shares redeemed                           (812)             -0-
Net increase                            19,858             820

*  The Fund changed its fiscal year end from September 30 to August 31.

**  The Fund changed its fiscal year end from June 30 to September 30.

(a)  Share amount is less than one full share.

(b)  Commencement of distribution.


                                                      Amount
                                 ---------------------------------------------
                                                October 1, 2004   July 1, 2004
                                  Year Ended           to              to
                                   August 31,      August 31,     September 30,
                                      2006            2005*           2004**
                                 -------------   -------------   -------------
Class A
Shares sold                      $   9,257,642   $  11,034,740   $   1,913,087
Shares issued in reinvestment
  of distributions                   2,074,313       1,754,149              -0-
Shares converted from Class B        1,396,032         837,074         186,897
Shares redeemed                    (18,827,144)    (14,862,514)     (3,317,464)
Net decrease                     $  (6,099,157)  $  (1,236,551)  $  (1,217,480)

Class B
Shares sold                      $   3,585,004   $   8,933,314   $   1,953,176
Shares issued in reinvestment
  of distributions                   2,106,538       1,748,158              -0-
Shares converted to Class A         (1,396,032)       (837,074)       (186,897)
Shares redeemed                    (18,764,363)    (14,123,211)     (3,306,673)
Net decrease                     $ (14,468,853)  $  (4,278,813)  $  (1,540,394)


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 17


                                                     Amount
                                 ---------------------------------------------
                                                October 1, 2004  July 1, 2004
                                  Year Ended          to              to
                                   August 31,      August 31,    September 30,
                                      2006           2005*           2004**
                                 -------------   -------------   -------------
Class C
Shares sold                      $   3,595,924   $   4,761,972   $     951,751
Shares issued in reinvestment
  of distributions                     961,964         885,059              -0-
Shares redeemed                     (9,295,784)    (10,914,129)     (3,481,143)
Net decrease                     $  (4,737,896)  $  (5,267,098)  $  (2,529,392)

Advisor Class
Shares sold                      $   6,912,463   $   2,074,297   $     468,629
Shares issued in reinvestment
  of distributions                     407,462         246,581              -0-
Shares redeemed                     (5,147,911)     (2,608,808)       (281,703)
Net increase (decrease)          $   2,172,014   $    (287,930)  $     186,926

Class R
Shares sold                      $       2,356   $         147   $         100
Shares issued in reinvestment
  of distributions                          16               2              -0-
Net increase                     $       2,372   $         149   $         100

                                                March 1, 2005(a)
                                                       to
                                                August 31, 2005*
                                                 -------------
Class K
Shares sold                      $          -0-  $      10,100
Shares issued in reinvestment
  of distributions                           2              -0-
Net increase                     $           2   $      10,100

Class I
Shares sold                      $     272,000   $      10,100
Shares issued in reinvestment
  of distributions                           2              -0-
Shares redeemed                        (10,893)             -0-
Net increase                     $     261,109   $      10,100

*  The Fund changed its fiscal year end from September 30 to August 31.

**  The Fund changed its fiscal year end from June 30 to September 30.

(a)  Commencement of distribution.


18 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk--An Underlying Portfolio's investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2006.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ended August 31, 2006 and during the periods October 1, 2004 to August 31, 2005 and July 1, 2004 to September 30, 2004 were as follows:

                                  Year Ended   October 1, 2004    July 1, 2004
                                  August 31,          to        to September 30,
                                     2006      August 31, 2005        2004
                               --------------   --------------   --------------
Distributions paid from:
  Ordinary income               $     508,156    $          -0-   $          -0-
  Long term capital gains           6,403,119        5,935,429               -0-
Total taxable distributions         6,911,275        5,935,429               -0-
Total distributions paid        $   6,911,275    $   5,935,429    $          -0-


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 19


As of August 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                     $     765,983
Undistributed long-term capital gains                                 5,838,825
Unrealized appreciation/(depreciation)(a)                            34,121,577
Total accumulated earnings/(deficit)(b)                           $  40,726,385

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the difference between book and tax amortization of organization costs.

During the current fiscal year, permanent differences, primarily due to a reclassification of distributions from underlying portfolios and net operating loss, resulted in a decrease to accumulated net investment loss and a corresponding decrease to accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


20 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 21


Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


22 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 23


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Change of Independent Registered Public Accounting Firm

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of KPMG. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the eleven month period ended August 31, 2005, the three month period ended September 30, 2004 and the year ended June 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.


24 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


NOTE K

Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 25


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                 Class A
                                   --------------------------------------------------------------------
                                                   October 1,      July 1,
                                       Year           2004          2004          Year        July 15,
                                       Ended           to            to          Ended       2002(c) to
                                     August 31,    August 31,     September      June 30,     June 30,
                                       2006         2005(a)      30, 2004(b)      2004          2003
                                   ------------  -------------  ------------  ------------  ------------
Net asset value, beginning
  of period                           $12.89         $11.87         $12.14       $10.68       $10.00

Income From Investment
  Operations
Net investment
  income (loss)(d)(e)                   (.02)           .01            .00(f)       .01(g)       .02
Net realized and unrealized gain
  (loss) on investment
  transactions                           .98           1.44           (.27)        1.47          .68
Net increase (decrease) in
  net asset value from
  operations                             .96           1.45           (.27)        1.48          .70

Less: Dividends and
  Distributions
Dividends from net investment
  income                                  -0-            -0-            -0-          -0-        (.02)
Distributions from net realized
  gain on investment
  transactions                          (.54)          (.43)            -0-        (.02)          -0-
Total dividends and
  distributions                         (.54)          (.43)            -0-        (.02)        (.02)
Net asset value, end of period        $13.31         $12.89         $11.87       $12.14       $10.68

Total Return
Total investment return based
  on net asset value(h)                 7.47%         12.35%         (2.22)%      13.88%        6.96%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $51,188        $55,567        $52,492      $54,956      $37,789
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      1.36%(i)(j)    1.47%(i)(k)    1.47%(k)     1.53%        1.65%(k)
  Expenses, before waivers/
    reimbursements                      1.41%(i)(j)    1.52%(i)(k)    1.74%(k)     1.76%        2.62%(k)
  Net investment
    income (loss)(e)                    (.13)%(j)       .06%(k)        .01%(k)      .09%(g)      .20%(k)
Portfolio turnover rate                    6%            44%            11%          39%          25%


See footnote summary on page 32.


26 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Class B
                                   --------------------------------------------------------------------
                                                   October 1,      July 1,
                                       Year          2004           2004          Year         July 15,
                                      Ended           to             to          Ended        2002(c) to
                                    August 31,     August 31,     September      June 30,     June 30,
                                       2006         2005(a)      30, 2004(b)      2004          2003
                                   ------------  -------------  ------------  ------------  ------------
Net asset value, beginning
  of period                           $12.63         $11.71         $11.99       $10.62       $10.00

Income From Investment
  Operations
Net investment loss(d)(e)               (.11)          (.07)          (.02)        (.07)(g)     (.04)
Net realized and unrealized
  gain (loss) on investment
  transactions                           .95           1.42           (.26)        1.46          .67
Net increase (decrease) in
  net asset value from
  operations                             .84           1.35           (.28)        1.39          .63

Less: Dividends and
  Distributions
Dividends from net investment
  income                                  -0-            -0-            -0-          -0-        (.01)
Distributions from net realized
  gain on investment
  transactions                          (.54)          (.43)            -0-        (.02)          -0-
Total dividends and
  distributions                         (.54)          (.43)            -0-        (.02)        (.01)
Net asset value, end of period        $12.93         $12.63         $11.71       $11.99       $10.62

Total Return
Total investment return based
  on net asset value(h)                 6.65%         11.64%         (2.34)%      13.11%        6.25%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $51,945        $64,829        $64,399      $67,551      $47,963
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      2.09%(i)(j)    2.19%(i)(k)    2.19%(k)     2.25%        2.35%(k)
  Expenses, before waivers/
    reimbursements                      2.14%(i)(j)    2.24%(i)(k)    2.46%(k)     2.48%        3.28%(k)
  Net investment loss(e)                (.84)%(j)      (.66)%(k)      (.71)%(k)    (.63)%(g)    (.50)%(k)
Portfolio turnover rate                    6%            44%            11%          39%          25%


See footnote summary on page 32.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 27


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Class C
                                   --------------------------------------------------------------------
                                                    October 1,     July 1,
                                        Year          2004          2004          Year        July 15,
                                       Ended           to            to          Ended       2002(c) to
                                    August 31,     August 31,     September     June 30,      June 30,
                                       2006          2005(a)     30, 2004(b)      2004          2003
                                   ------------  -------------  ------------  ------------  ------------
Net asset value, beginning
  of period                           $12.63         $11.71         $11.99       $10.62       $10.00

Income From Investment
  Operations
Net investment loss(d)(e)               (.11)          (.07)          (.02)        (.07)(g)     (.04)
Net realized and unrealized
  gain (loss) on investment
  transactions                           .95           1.42           (.26)        1.46          .67
Net increase (decrease) in
  net asset value from
  operations                             .84           1.35           (.28)        1.39          .63

Less: Dividends and
  Distributions
Dividends from net investment
  income                                  -0-            -0-            -0-          -0-        (.01)
Distributions from net realized
  gain on investment
  transactions                          (.54)          (.43)            -0-        (.02)          -0-
Total dividends and
  distributions                         (.54)          (.43)            -0-        (.02)        (.01)
Net asset value, end of period        $12.93         $12.63         $11.71       $11.99       $10.62

Total Return
Total investment return based
  on net asset value(h)                 6.65%         11.64%         (2.34)%      13.11%        6.25%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $32,904        $36,807        $39,267      $42,854      $28,806
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      2.07%(i)(j)    2.17%(i)(k)    2.18%(k)     2.24%        2.35%(k)
  Expenses, before waivers/
    reimbursements                      2.12%(i)(j)    2.22%(i)(k)    2.45%(k)     2.47%        3.26%(k)
  Net investment loss(e)                (.83)%(j)      (.63)%(k)      (.71)%(k)    (.62)%(g)    (.47)%(k)
Portfolio turnover rate                    6%            44%            11%          39%          25%



See footnote summary on page 32.


28 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Advisor Class
                                   --------------------------------------------------------------------
                                                   October 1,      July 1,
                                      Year           2004           2004         Year        July 15,
                                      Ended           to             to          Ended      2002(c) to
                                    August 31,     August 31,     September     June 30,     June 30,
                                       2006         2005(a)      30, 2004(b)      2004          2003
                                   ------------  -------------  ------------  ------------  ------------
Net asset value, beginning
  of period                           $12.99         $11.92         $12.18       $10.71       $10.00

Income From Investment
  Operations
Net investment income(d)(e)              .03            .04            .01          .04(g)       .04
Net realized and unrealized
  gain (loss) on investment
  transactions                           .98           1.46           (.27)        1.48          .69
Net increase (decrease) in
  net asset value from
  operations                            1.01           1.50           (.26)        1.52          .73

Less: Dividends and
  Distributions
Dividends from net investment
  income                                  -0-            -0-            -0-        (.03)        (.02)
Distributions from net realized
  gain on investment
  transactions                          (.54)          (.43)            -0-        (.02)          -0-
Total dividends and
  distributions                         (.54)          (.43)            -0-        (.05)        (.02)
Net asset value, end of period        $13.46         $12.99         $11.92       $12.18       $10.71

Total Return
Total investment return based
  on net asset value(h)                 7.81%         12.73%         (2.13)%      14.20%        7.32%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $12,407         $9,737         $9,251       $9,261       $7,263
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      1.05%(i)(j)    1.17%(i)(k)    1.17%(k)     1.23%        1.35%(k)
  Expenses, before waivers/
    reimbursements                      1.11%(i)(j)    1.22%(i)(k)    1.44%(k)     1.46%        4.78%(k)
  Net investment income(e)               .20%(j)        .36%(k)        .31%(k)      .39%(g)      .48%(k)
Portfolio turnover rate                    6%            44%            11%          39%          25%


See footnote summary on page 32.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 29


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class R
                                              -------------------------------------------------------
                                                               October 1,    July 1,     Feburary 17,
                                                   Year           2004         2004         2004(l)
                                                  Ended            to           to           to
                                                August 31,     August 31,   September      June 30,
                                                   2006         2005(a)     30, 2004(b)      2004
                                              -------------  ------------  ------------  ------------
Net asset value, beginning of period              $12.85         $11.86        $12.13       $12.27

Income From Investment Operations
Net investment loss(d)(e)                           (.05)          (.02)         (.01)        (.01)(g)
Net realized and unrealized gain (loss)
  on investment transactions                         .96           1.44          (.26)        (.13)
Net increase (decrease) in net asset value
  from operations                                    .91           1.42          (.27)        (.14)

Less: Distributions
Distributions from net realized gain on
  investment transactions                           (.54)          (.43)           -0-          -0-
Net asset value, end of period                    $13.22         $12.85        $11.86       $12.13

Total Return
Total investment return based on
  net asset value(h)                                7.09%         12.10%        (2.23)%      (1.14)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                    $13            $11           $10          $10
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                                  1.64%(i)(j)    1.72%(i)(k)   1.66%(k)     1.78%(k)
  Expenses, before waivers/
    reimbursements                                  1.69%(i)(j)    1.77%(i)(k)   1.93%(k)     2.15%(k)
  Net investment loss(e)                            (.41)%(j)      (.20)%(k)     (.18)%(k)    (.12)%(g)(k)
Portfolio turnover rate                                6%            44%           11%          39%



See footnote summary on page 32.


30 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Class K
                                                     -----------------------
                                                        Year       March 1,
                                                        Ended     2005(l) to
                                                      August 31,   August 31,
                                                        2006         2005
                                                     ----------   ----------
Net asset value, beginning of period                   $12.90       $12.31

Income From Investment Operations
Net investment loss(d)(e)                                (.02)        (.03)
Net realized and unrealized gain on investment
  transactions                                            .97          .62
Net increase in net asset value from operations           .95          .59

Less: Distributions
Distributions from net realized gain on investment
  transactions                                           (.54)          -0-
Net asset value, end of period                         $13.31       $12.90

Total Return
Total investment return based on net asset value(h)      7.38%        4.79%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $11          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(i)             1.37%(j)     1.51%(k)
  Expenses, before waivers/reimbursements(i)             1.42%(j)     1.56%(k)
  Net investment loss(e)                                 (.13)%(j)    (.50)%(k)
Portfolio turnover rate                                     6%          44%


See footnote summary on page 32.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                             Class I
                                                     -----------------------
                                                        Year        March 1,
                                                        Ended      2005(l) to
                                                      August 31,   August 31,
                                                        2006         2005
                                                     ----------   ----------
Net asset value, beginning of period                   $12.92       $12.31

Income From Investment Operations
Net investment loss(d)(e)                                (.02)        (.01)
Net realized and unrealized gain on investment
  transactions                                           1.02          .62
Net increase in net asset value from operations          1.00          .61

Less: Distributions
Distributions from net realized gain on investment
  transactions                                           (.54)          -0-
Net asset value, end of period                         $13.38       $12.92

Total Return
Total investment return based on net asset value(h)      7.77%        4.96%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $277          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                 .97%(i)(j)  1.19%(k)
  Expenses, before waivers/reimbursements                1.02%(i)(j)  1.24%(k)
  Net investment loss(e)                                 (.19)%(j)    (.17)%(k)
Portfolio turnover rate                                     6%          44%


(a)  The Fund changed its fiscal year end from September 30 to August 31.

(b)  The Fund changed its fiscal year end from June 30 to September 30.

(c)  Commencement of operations.

(d)  Based on average shares outstanding.

(e)  Net of fees and expenses waived/reimbursed by the Adviser.

(f)  Amount is less than $.005.

(g)  Net of fees and expenses waived by the Transfer Agent.

(h) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(i) Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. The estimated blended expense ratio of the Underlying Portfolios was .04%, for the year ended August 31, 2006.

(j)  The ratio includes expenses attributable to costs of proxy solicitation.

(k)  Annualized.

(l)  Commencement of distribution.


32 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Directors and Shareholders
AllianceBernstein Blended Style Series, Inc. - U.S. Large Cap Portfolio

We have audited the accompanying statement of net assets of AllianceBernstein Blended Style Series, Inc. - U.S. Large Cap Portfolio as of August 31, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets and the financial highlights for each of the presented periods ended prior to September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the investee portfolios' transfer agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Blended Style Series, Inc. - U.S. Large Cap Portfolio as of August 31, 2006, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 27, 2006


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 33


TAX INFORMATION (unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund paid $6,403,119 of long-term capital gain distributions, during the fiscal period ended August 31, 2006, which are subject to a maximum tax rate of 15%. In addition, for foreign shareholders, the Fund designates $508,156 in short-term capital gain distributions.

The Fund also designates 100% of its ordinary distributions paid as qualified dividend income, which is subject to a maximum tax rate of 15%.

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal period ended August 31, 2006 qualifies for the corporate dividends received deduction.


34 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Seth J. Masters, Senior Vice President
Drew W. Demakis, Vice President
Thomas J. Fontaine, Vice President
Joshua Lisser, Vice President
Christopher H. Nikolich, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Seth Masters, Drew Demakis, Thomas Fontaine, Joshua Lisser and Christopher Nikolich, members of the Blend Investment Team are primarily responsible for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 35


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                 PORTFOLIOS
                                                                                   IN FUND          OTHER
   NAME, ADDRESS,                            PRINCIPAL                             COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH                            OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer,**                    Executive Vice President of                     111          SCB Partners,
1345 Avenue of the                  AllianceBernstein L.P.                                         Inc. and
Americas                            ("AllianceBernstein") since 2001 and                            SCB Inc.
New York, NY 10105                  Executive Managing Director of
10/2/1957                           AllianceBernstein Investments, Inc.
(2003)                              ("ABI") since 2003; prior thereto he
                                    was head of AllianceBernstein
                                    Institutional Investments, a unit of
                                    AllianceBernstein from 2001-2003.
                                    Prior thereto, Chief Executive Officer
                                    of Sanford C. Bernstein & Co., LLC
                                     (institutional research and brokerage
                                    arm of Bernstein & Co., LLC) ("SCB
                                    & Co.") and its predecessor since
                                    prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ##        Investment Adviser and                          113             None
P.O. Box 5060                       Independent Consultant. He was
Greenwich, CT 06831                 formerly Senior Manager of Barrett
9/7/1932                            Associates, Inc., a registered
(2002)                              investment adviser, with which
Chairman of the Board               he had been associated since prior
                                    to 2001. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Investment
                                    Officer of the New York Bank
                                    for Savings.

Ruth Block, #, ***                  Formerly, Executive Vice                        100             None
500 S.E. Mizner Blvd.               President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
11/7/1930                           Assurance Society of the United
(2002)                              States; Chairman and Chief
                                    Executive Officer of Evlico
                                    (insurance); Director of Avon, BP
                                    (oil and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; and Governor at
                                    Large, National Association of
                                    Securities Dealers, Inc.


36 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


                                                                                 PORTFOLIOS
                                                                                   IN FUND          OTHER
   NAME, ADDRESS,                            PRINCIPAL                             COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH                            OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #                 Independent Consultant. Until                   112             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of AllianceBernstein
10/23/1929                          Corporation ("AB Corp.") (formerly
(2002)                              Alliance Capital Management
                                    Corporation) responsible for mutual
                                    fund administration. Prior to joining
                                    ABCorp. in 1984, he was
                                    Chief Financial Officer of Eberstadt
                                    Asset Management since 1968.
                                    Prior to that, he was a Senior
                                    Manager at Price Waterhouse & Co.
                                    Member of the American Institute of
                                    Certified Public Accountants
                                    since 1953.

John H. Dobkin, #                   Consultant. Formerly,                           111             None
P.O. Box 12                         President of Save Venice, Inc.
Annandale, NY 12504                 (preservation organization) from
2/19/1942                           2001-2002, Senior Advisor from
(2002)                              June 1999-June 2000 and President
                                    of Historic Hudson Valley (historic
                                    preservation) from December 1989-
                                    May 1999. Previously, Director of the
                                    National Academy of Design and
                                    during 1988-1992, Director and
                                    Chairman of the Audit Committee of
                                    AB Corp. (formerly Alliance Capital
                                    Management Corporation)

Michael J. Downey, #                Consultant since January 2004.                  111          Asia Pacific
c/o AllianceBernstein L.P.          Formerly, managing partner of                                 Fund, Inc.
Attn: Philip L. Kirstein            Lexington Capital, LLC (investment                              and The
1345 Avenue of the                  advisory firm) from December 1997                             Merger Fund
Americas                            until December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEO of Prudential
1/26/1944                           Mutual Fund Management from
(2005)                              1987 to 1993.

D. James Guzy, #                    Chairman of the Board of PLX                    111              Intel
P.O. Box 128                        Technology (semi-conductors)                                  Corporation
Glenbrook, NV 89413                 and of SRC Computers Inc.,                                      (semi-
3/7/1936                            with which he has been associ-                                conductors);
(2005)                              ated since prior to 2001. He is                               Cirrus Logic
                                    also President of the Arbor                                   Corporation
                                    Company (private family                                          (semi-
                                    investments).                                                 conductors);
                                                                                                 and the Davis
                                                                                                    Selected
                                                                                                    Advisors
                                                                                                    Group of
                                                                                                   Mutual Funds


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 37


                                                                                 PORTFOLIOS
                                                                                   IN FUND          OTHER
   NAME, ADDRESS,                            PRINCIPAL                             COMPLEX       DIRECTORSHIPS
   DATE OF BIRTH                            OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                        DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Nancy P. Jacklin, #                 Formerly, U.S. Executive Director of            111             None
4046 Chancery Court, NW             the International Monetary Fund
Washington, DC 20007                (December 2002-May 2006); Partner,
5/22/1948                             CliffordChance (1992-2002); Senior
(2006)                              Counsel, International Banking and
                                    Finance, and Associate General
                                    Counsel, Citicorp (1985-1992);
                                    Assistant General Counsel
                                    (International), Federal Reserve
                                    Board of Governors (1982-1985);
                                    and Attorney Advisor, U.S.
                                    Department of the Treasury (1973-
                                    1982). Member of the Bar of the
                                    District of Columbia and of New
                                    York; and member of the Council on
                                    Foreign Relations.

Marshall C. Turner, Jr., #          Principal of Turner Venture                     111           The George
220 Montgomery Street               Associates since prior to 2001.                                  Lucas
Penthouse 10                        From 2003 until May 31, 2006,                                 Educational
San Francisco, CA 94104             he was CEO of Toppan                                          Foundation
10/10/1941                            Photomasks, Inc., Austin, Texas                               and National
(2005)                              (semi-conductor manufacturing                                  Datacast,
                                    services).                                                        Inc.



*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the Investment Company Act of 1940, (the "1940 Act") due to his position as Executive Vice President of AllianceBernstein.

*** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

# Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

##  Member of the Fair Value Pricing Committee.


38 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Officer Information

Certain information concerning the Fund's Officers is listed below.

    NAME, ADDRESS*                        POSITION(S)                      PRINCIPAL OCCUPATION
  AND DATE OF BIRTH                     HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President and Chief             See biography above.
10/2/1957                           Executive Officer

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
5/29/1945                           and Independent                 ComplianceOfficer of the
                                    Compliance Officer              AllianceBernstein Funds with which he
                                                                    has been associated since October
                                                                    2004. Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers L.P. since prior to
                                                                    2001 until March 2003.

Seth J. Masters                     Senior Vice President           Executive Vice President of
6/4/1959                                                            AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Drew W.Demakis                      Vice President                  Senior Vice President of
8/21/1963                                                           AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Thomas J.Fontaine                   Vice President                  Senior Vice President of
8/20/1965                                                           AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Joshua Lisser                       Vice President                  Senior Vice President of
11/9/1966                                                           AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Christopher H. Nikolich             Vice President                  Senior Vice President of
10/10/1969                                                          AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Emilie D.Wrapp                      Secretary                       Senior Vice President, Assistant
11/13/1955                                                          General Counsel and Assistant
                                                                    Secretary of ABI,** with which she has
                                                                    been associated since prior to 2001.



ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 39


    NAME, ADDRESS*                        POSITION(S)                      PRINCIPAL OCCUPATION
  AND DATE OF BIRTH                     HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Joseph J. Matineo                   Treasurer and Chief             Senior Vice President of
3/28/1959                           Financial Officer               AllianceBernstein Investor Services, Inc.
                                                                    ("ABIS"),** with which he has been
                                                                    associated since prior to 2001.

Vincent S. Noto                     Controller                      Vice President of ABIS,** with which he
12/14/1964                                                          has been associated since prior to
                                                                    2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI


40 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


PORTFOLIO SUMMARY
August 31, 2006

The information on pages 41 to 51 represents the holdings of the Underlying Portfolios in which the Fund may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund's August 31, 2006 financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report, which is available upon request.

U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  34.4%   Financial                            [PIE CHART OMITTED]
[ ]  11.8%   Energy
[ ]  11.8%   Consumer Staples
[ ]   9.4%   Utilities
[ ]   6.7%   Consumer Growth
[ ]   6.1%   Capital Equipment
[ ]   5.5%   Technology
[ ]   4.8%   Consumer Cyclicals
[ ]   3.6%   Industrial Commodities
[ ]   1.9%   Medical
[ ]   1.2%   Consumer Services
[ ]   0.8%   Services

[ ]   2.0%   Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  27.6%   Technology                           [PIE CHART OMITTED]
[ ]  24.0%   Health Care
[ ]  18.0%   Finance
[ ]   8.5%   Energy
[ ]   7.0%   Consumer Services
[ ]   5.7%   Consumer Staples
[ ]   4.6%   Aerospace & Defense
[ ]   2.1%   Basic Industry
[ ]   1.1%   Capital Goods
[ ]   0.5%   Multi-Industry Company
[ ]   0.4%   Transportation

[ ]   0.5%   Short-Term


* All data are as of August 31, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 41


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-99.5%

Technology-27.6%
Communication Equipment-6.3%
Corning, Inc.(a)                                    1,694,800    $   37,692,352
Juniper Networks, Inc.(a)                             854,500        12,535,515
QUALCOMM, Inc.                                      1,647,900        62,076,393
                                                                 --------------
                                                                    112,304,260
Computer Hardware/Storage-5.5%
Apple Computer, Inc.(a)                             1,407,850        95,522,623
Hewlett-Packard Co.                                    74,000         2,705,440
                                                                 --------------
                                                                     98,228,063
Computer Peripherals-1.6%
Network Appliance, Inc.(a)                            835,500        28,607,520

Internet Media-8.6%
Google, Inc. Class A(a)                               226,785        85,844,926
Yahoo!, Inc.(a)                                     2,306,900        66,484,858
                                                                 --------------
                                                                    152,329,784
Semiconductor Components-5.6%
Advanced Micro Devices, Inc.(a)                     1,746,500        43,645,035
Broadcom Corp. Class A(a)                           1,613,500        47,501,440
NVIDIA Corp.(a)                                       269,300         7,839,323
                                                                 --------------
                                                                     98,985,798
                                                                 --------------
                                                                    490,455,425
Health Care-24.0%
Biotechnology-7.0%
Amgen, Inc.(a)                                         93,280         6,336,510
Genentech, Inc.(a)                                    822,600        67,880,952
Gilead Sciences, Inc.(a)                              784,550        49,740,470
                                                                 --------------
                                                                    123,957,932
Drugs-2.6%
Teva Pharmaceutical Industries, Ltd. (ADR)          1,321,250        45,926,650

Medical Products-3.3%
Alcon, Inc.                                           503,000        59,248,370

Medical Services-11.1%
Caremark Rx, Inc.                                     873,200        50,593,208
Medco Health Solutions, Inc.(a)                       376,200        23,839,794
UnitedHealth Group, Inc.                              491,500        25,533,425
WellPoint, Inc.(a)                                  1,252,850        96,983,119
                                                                 --------------
                                                                    196,949,546
                                                                 --------------
                                                                    426,082,498
Finance-18.0%
Banking-Money Center-4.7%
JPMorgan Chase & Co.                                  915,800        41,815,428
UBS AG                                                740,800        42,055,216
                                                                 --------------
                                                                     83,870,644


42 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Banking-Regional-0.7%
Northern Trust Corp.                                  238,700    $   13,364,813

Brokerage & Money Management-8.8%
Franklin Resources, Inc.                              436,600        42,965,806
Legg Mason, Inc.                                      449,840        41,052,398
Merrill Lynch & Co., Inc.                             468,500        34,448,805
The Goldman Sachs Group, Inc.                         248,550        36,946,958
                                                                 --------------
                                                                    155,413,967
Insurance-2.3%
American International Group, Inc.                    640,860        40,899,685

Miscellaneous-1.5%
Chicago Mercantile Exchange Holdings, Inc.             22,230         9,781,200
Nasdaq Stock Market, Inc.(a)                          221,160         6,305,272
NYSE Group, Inc.(a)                                   180,000        10,674,000
                                                                 --------------
                                                                     26,760,472
                                                                 --------------
                                                                    320,309,581
Energy-8.5%
Oil Service-8.5%
Baker Hughes, Inc.                                    229,900        16,364,282
GlobalSantaFe Corp.                                   486,200        23,930,764
Halliburton Co.                                     2,189,300        71,414,966
Nabors Industries, Ltd.(a)                            701,400        23,062,032
Schlumberger, Ltd.                                    265,700        16,287,410
                                                                 --------------
                                                                    151,059,454
Consumer Services-7.0%
Cellular Communications-1.2%
America Movil S.A. de C.V. (ADR)                      557,600        20,804,056

Restaurants & Lodging-2.9%
Hilton Hotels Corp.                                   352,000         8,965,440
Las Vegas Sands Corp.(a)                              119,750         8,359,748
McDonald's Corp.                                      828,850        29,755,715
Starwood Hotels & Resorts Worldwide, Inc.              89,950         4,790,737
                                                                 --------------
                                                                     51,871,640
Retail-General Merchandise-2.9%
eBay, Inc.(a)                                          93,930         2,616,890
Kohl's Corp.(a)                                       127,100         7,945,021
Lowe's Cos., Inc.                                     559,400        15,137,364
Target Corp.                                          517,350        25,034,566
                                                                 --------------
                                                                     50,733,841
                                                                 --------------
                                                                    123,409,537
Consumer Staples-5.7%
Household Products-4.4%
The Procter & Gamble Co.                            1,259,100        77,938,290


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 43


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Retail-Food & Drug-1.3%
Walgreen Co.                                          278,400    $   13,769,664
Whole Foods Market, Inc.                              186,660        10,008,709
                                                                 --------------
                                                                     23,778,373
                                                                 --------------
                                                                    101,716,663
Aerospace & Defense-4.6%
Aerospace-4.6%
Rockwell Collins, Inc.                                239,750        12,570,092
The Boeing Co.                                        917,500        68,720,750
                                                                 --------------
                                                                     81,290,842
Basic Industry-2.1%
Chemicals-2.1%
Monsanto Co.                                          781,400        37,069,616

Capital Goods-1.1%
Electrical Equipment-0.8%
Emerson Electric Co.                                  175,950        14,454,292

Miscellaneous-0.3%
United Technologies Corp.                              93,200         5,844,572
                                                                 --------------
                                                                     20,298,864
Multi-Industry Company-0.5%
Capital Equipment-0.5%
Textron, Inc.                                          98,500         8,260,210

Transportation-0.4%
Railroad-0.4%
CSX Corp.                                             208,500         6,300,870

Total Common Stocks
  (cost $1,697,900,986)                                           1,766,253,560

SHORT-TERM INVESTMENT-0.5%
Time Deposit-0.5%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $9,442,000)                                   $ 9,442         9,442,000

Total Investments-100.0%
  (cost $1,707,342,986)                                           1,775,695,560
Other assets less liabilities-0.0%                                     (221,346)

Net Assets-100%                                                  $1,775,474,214


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt


44 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-97.5%

Financial-34.3%
Banks-NYC-7.9%
CIT Group, Inc.                                        97,300    $    4,384,338
Citigroup, Inc.                                     1,532,500        75,628,875
JPMorgan Chase & Co.                                1,149,400        52,481,604
The Bank of New York, Inc.                            336,800        11,367,000
                                                                 --------------
                                                                    143,861,817
Life Insurance-2.4%
Genworth Financial, Inc. Class A                      381,600        13,138,488
MetLife, Inc.                                         276,650        15,224,050
Prudential Financial, Inc.                             42,800         3,141,948
Torchmark Corp.                                       101,400         6,308,094
UnumProvident Corp.                                   342,700         6,494,165
                                                                 --------------
                                                                     44,306,745
Major Regional Banks-10.3%
Bank of America Corp.                               1,327,994        68,351,851
BB&T Corp.                                             32,700         1,399,560
Comerica, Inc.                                        198,600        11,369,850
Huntington Bancshares, Inc.                           403,400         9,649,328
KeyCorp.                                               89,900         3,307,421
Mellon Financial Corp.                                308,300        11,478,009
National City Corp.                                   388,600        13,437,788
PNC Financial Services Group, Inc.                     57,600         4,077,504
Regions Financial Corp.                               330,200        11,883,898
SunTrust Banks, Inc.                                   99,200         7,578,880
U.S. Bancorp                                          336,000        10,775,520
Wachovia Corp.                                        335,400        18,322,902
Wells Fargo & Co.                                     449,200        15,609,700
                                                                 --------------
                                                                    187,242,211
Multi-Line Insurance-3.2%
American International Group, Inc.                    672,000        42,887,040
The Hartford Financial Services Group, Inc.           174,600        14,991,156
                                                                 --------------
                                                                     57,878,196
Property-Casualty Insurance-3.8%
ACE, Ltd.                                             145,900         7,858,174
Old Republic International Corp.                      243,925         5,098,033
PartnerRe, Ltd.                                        66,100         4,250,230
RenaissanceRe Holdings, Ltd.                          128,700         6,628,050
The Allstate Corp.                                     97,050         5,623,077
The Chubb Corp.                                       296,800        14,887,488
The St. Paul Travelers Cos., Inc.                     397,186        17,436,465
XL Capital, Ltd. Class A                              124,300         8,159,052
                                                                 --------------
                                                                     69,940,569


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 45


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Savings & Loan-3.0%
Astoria Financial Corp.                                56,800    $    1,743,760
Fannie Mae                                            425,050        22,378,882
Freddie Mac                                           330,500        21,019,800
Washington Mutual, Inc.                               205,200         8,595,828
                                                                 --------------
                                                                     53,738,270
Miscellaneous-3.7%
Federated Investors, Inc. Class B                     103,400         3,461,832
Janus Capital Group, Inc.                             373,650         6,643,497
Lehman Brothers Holdings, Inc.                        109,200         6,968,052
MBIA, Inc.                                             89,800         5,534,374
Merrill Lynch & Co., Inc.                             389,500        28,639,935
MGIC Investment Corp.                                  28,100         1,626,147
Morgan Stanley                                        109,200         7,184,268
The Goldman Sachs Group, Inc.                          25,000         3,716,250
Waddell & Reed Financial, Inc. Class A                151,300         3,513,186
                                                                 --------------
                                                                     67,287,541
                                                                 --------------
                                                                    624,255,349
Energy-11.8%
Gas Pipelines-0.1%
El Paso Corp.                                          56,000           813,120

Offshore Drilling-1.2%
Diamond Offshore Drilling, Inc.                        54,200         3,928,416
ENSCO International, Inc.                              78,200         3,494,758
GlobalSantaFe Corp.                                   117,000         5,758,740
Noble Corp.                                            69,500         4,544,605
Rowan Cos., Inc.                                      126,800         4,336,560
                                                                 --------------
                                                                     22,063,079
Oils-Integrated Domestic-2.4%
ConocoPhillips                                        333,100        21,128,533
Marathon Oil Corp.                                    128,100        10,696,350
Occidental Petroleum Corp.                             71,200         3,630,488
Total SA (ADR)                                        120,200         8,105,086
                                                                 --------------
                                                                     43,560,457
Oils-Integrated International-8.1%
BP PLC (ADR)                                           99,700         6,784,585
Chevron Corp.                                         580,300        37,371,320
Exxon Mobil Corp.                                   1,531,400       103,629,838
                                                                 --------------
                                                                    147,785,743
                                                                 --------------
                                                                    214,222,399
Consumer Staples-11.7%
Beverages-Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Class B                       18,900         1,328,670
PepsiCo, Inc.                                         124,100         8,101,248
The Coca-Cola Co.                                     342,000        15,325,020
                                                                 --------------
                                                                     24,754,938


46 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Foods-2.0%
Bunge, Ltd.                                            53,800    $    3,031,092
ConAgra Foods, Inc.                                   419,900         9,993,620
General Mills, Inc.                                   198,500        10,764,655
Kellogg Co.                                           210,100        10,652,070
Kraft Foods, Inc. Class A                              32,700         1,108,857
Sara Lee Corp.                                         99,400         1,653,022
                                                                 --------------
                                                                     37,203,316
Restaurants-1.1%
McDonald's Corp.                                      556,700        19,985,530

Retail-Food-1.1%
Safeway, Inc.                                         317,400         9,817,182
The Kroger Co.                                        398,300         9,483,523
                                                                 --------------
                                                                     19,300,705
Soaps-3.5%
Colgate-Palmolive Co.                                 180,200        10,786,772
The Clorox Co.                                        152,900         9,144,949
The Procter & Gamble Co.                              715,900        44,314,210
                                                                 --------------
                                                                     64,245,931
Sugar Refiners-0.1%
Archer-Daniels-Midland Co.                             33,000         1,358,610

Tobacco-2.5%
Altria Group, Inc.                                    447,150        37,350,439
UST, Inc.                                             173,900         9,192,354
                                                                 --------------
                                                                     46,542,793
                                                                 --------------
                                                                    213,391,823
Utilities-9.3%
Electric Companies-2.3%
Allegheny Energy, Inc.(a)                              53,400         2,228,916
Alliant Energy Corp.                                   17,600           643,984
American Electric Power Co., Inc.                      97,969         3,573,909
Constellation Energy Group, Inc.                       34,350         2,064,091
Dominion Resources, Inc.                              189,300        15,123,177
Entergy Corp.                                         143,700        11,158,305
Northeast Utilities                                   137,900         3,145,499
Wisconsin Energy Corp.                                 85,125         3,660,375
                                                                 --------------
                                                                     41,598,256
Telephone-7.0%
American Tower Corp. Class A(a)                        90,000         3,227,400
AT&T, Inc.                                          1,358,800        42,299,444
BellSouth Corp.                                       537,400        21,882,928
Crown Castle International Corp.(a)                   287,600         9,881,936
Embarq Corp.(a)                                        38,305         1,806,081
Sprint Corp.                                          766,100        12,962,412
Verizon Communications, Inc.                        1,045,800        36,791,244
                                                                 --------------
                                                                    128,851,445
                                                                 --------------
                                                                    170,449,701


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 47


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Growth-6.6%
Advertising-0.3%
The Interpublic Group of Cos., Inc.(a)                611,100    $    5,609,898

Drugs-3.2%
Pfizer, Inc.                                        2,151,700        59,300,852

Entertainment-1.5%
The Walt Disney Co.                                   198,900         5,897,385
Time Warner, Inc.                                   1,335,900        22,202,658
                                                                 --------------
                                                                     28,100,043
Hospital Management-0.1%
Tenet Healthcare Corp.(a)                             157,800         1,243,464

Other Medical-0.4%
AmerisourceBergen Corp.                               156,700         6,919,872

Radio-TV Broadcasting-1.1%
Comcast Corp. Class A(a)                              403,800        14,133,000
Comcast Corp. Class A Special(a)                      148,950         5,199,845
                                                                 --------------
                                                                     19,332,845
                                                                 --------------
                                                                    120,506,974
Capital Equipment-6.1%
Aerospace & Defense-0.6%
Goodrich Corp.                                         95,900         3,735,305
The Boeing Co.                                        101,300         7,587,370
                                                                 --------------
                                                                     11,322,675
Auto & Truck Parts-0.3%
Eaton Corp.                                            81,900         5,446,350

Defense-1.3%
Lockheed Martin Corp.                                 108,700         8,978,620
Northrop Grumman Corp.                                200,900        13,422,129
                                                                 --------------
                                                                     22,400,749
Electrical Equipment-2.9%
Cooper Industries, Ltd. Class A                        54,800         4,487,024
General Electric Co.                                1,429,300        48,681,958
                                                                 --------------
                                                                     53,168,982
Miscellaneous Capital Goods-1.0%
Ingersoll-Rand Co., Ltd.                              144,000         5,474,880
SPX Corp.                                             132,300         6,985,440
Textron, Inc.                                          72,800         6,105,008
                                                                 --------------
                                                                     18,565,328
                                                                 --------------
                                                                    110,904,084


48 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Technology-5.5%
Communication-Equipment Manufacturers-1.1%
ADC Telecommunications, Inc.(a)                       209,799    $    2,863,756
Cisco Systems, Inc.(a)                                162,500         3,573,375
Nokia Corp. (ADR)                                     379,300         7,919,784
Tellabs, Inc.(a)                                      467,600         4,764,844
                                                                 --------------
                                                                     19,121,759
Computer / Instrumentation-0.7%
Celestica, Inc.(a)                                    339,400         3,251,452
Flextronics International, Ltd.(a)                    319,100         3,765,380
Sanmina-SCI Corp.(a)                                  599,600         2,032,644
Solectron Corp.(a)                                    959,100         3,011,574
                                                                 --------------
                                                                     12,061,050
Computer Services/Software-1.3%
Ceridian Corp.(a)                                     204,800         4,888,576
Electronic Data Systems Corp.                         458,600        10,928,438
Microsoft Corp.                                       336,800         8,652,392
                                                                 --------------
                                                                     24,469,406
Computers-1.8%
EMC Corp.(a)                                          493,200         5,745,780
Hewlett-Packard Co.                                   432,600        15,815,856
International Business Machines Corp.                 149,800        12,129,306
                                                                 --------------
                                                                     33,690,942
Semiconductors-0.3%
Agere Systems, Inc.(a)                                328,130         5,000,701

Miscellaneous Industrial Technology-0.3%
Arrow Electronics, Inc.(a)                            136,200         3,799,980
Tech Data Corp.(a)                                     42,875         1,495,909
                                                                 --------------
                                                                      5,295,889
                                                                 --------------
                                                                     99,639,747
Consumer Cyclicals-4.7%
Apparel Manufacturing-0.4%
Jones Apparel Group, Inc.                             136,600         4,275,580
V. F. Corp.                                            51,775         3,618,555
                                                                 --------------
                                                                      7,894,135
Autos & Auto Parts-2.2%
American Axle & Manufacturing Holdings, Inc.           11,000           183,590
Autoliv, Inc.                                         162,800         9,201,456
BorgWarner, Inc.                                      121,100         6,867,581
DaimlerChrysler AG                                    159,000         8,392,020
Magna International, Inc. Class A                     109,000         7,842,550
Toyota Motor Corp. (ADR)                               76,500         8,288,010
                                                                 --------------
                                                                     40,775,207


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 49


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retailers-1.5%
Limited Brands, Inc.                                  282,000    $    7,255,860
Office Depot, Inc.(a)                                 309,400        11,398,296
Saks, Inc.                                            299,500         4,321,785
Target Corp.                                           75,400         3,648,606
                                                                 --------------
                                                                     26,624,547
Toys-0.5%
Mattel, Inc.                                          455,500         8,581,620

Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                                90,900         2,453,391
                                                                 --------------
                                                                     86,328,900
Industrial Commodities-3.6%
Chemicals-1.7%
Avery Dennison Corp.                                  113,700         7,042,578
E. I. Du Pont de Nemours & Co.                        164,400         6,571,068
Eastman Chemical Co.                                   27,800         1,458,110
Hercules, Inc.(a)                                      63,825           995,670
PPG Industries, Inc.                                  163,400        10,353,024
The Lubrizol Corp.                                    123,500         5,371,015
                                                                 --------------
                                                                     31,791,465
Containers-0.9%
Crown Holdings, Inc.(a)                               238,700         4,389,693
Owens-Illinois, Inc.(a)                               275,200         4,172,032
Sonoco Products Co.                                   210,400         7,044,192
                                                                 --------------
                                                                     15,605,917
Paper-1.0%
Kimberly-Clark Corp.                                  200,000        12,700,000
Smurfit-Stone Container Corp.(a)                      439,600         5,007,044
                                                                 --------------
                                                                     17,707,044
                                                                 --------------
                                                                     65,104,426
Medical-1.9%
Health & Personal Care-1.9%
Eli Lilly & Co.                                       153,300         8,574,069
Merck & Co., Inc.                                     643,200        26,081,760
                                                                 --------------
                                                                     34,655,829
Consumer Services-1.2%
Broadcasting & Cable-1.2%
CBS Corp. Class B                                     470,850        13,442,768
Viacom, Inc. Class B(a)                               243,750         8,848,125
                                                                 --------------
                                                                     22,290,893
Services-0.8%
Railroads-0.8%
CSX Corp.                                             245,400         7,415,988
Norfolk Southern Corp.                                178,300         7,618,759
                                                                 --------------
                                                                     15,034,747


50 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Total Common Stocks
  (cost $1,606,824,625)                                          $1,776,784,872

SHORT-TERM INVESTMENT-2.0%
Time Deposit-2.0%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $36,430,000)                                 $ 36,430        36,430,000

Total Investments-99.5%
  (cost $1,643,254,625)                                           1,813,214,872
Other assets less liabilities-0.5%                                    8,817,281

Net Assets-100%                                                  $1,822,032,153


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 51


Information Regarding the Review and Approval of the Portfolio's Advisory Agreement

In this disclosure, the term "Fund" refers to AllianceBernstein Blended Style Series, Inc., and the term "Portfolio" refers to the U.S. Large Cap Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:


1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;


52 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 53


the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

The directors noted that instead of investing directly in portfolio securities, the Portfolio pursues its investment objective by investing in two portfolios of The AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing growth and value equity investment styles. The directors also noted that the Underlying Portfolios do not pay advisory fees to the Adviser.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities (consisting principally of shares of the Underlying Portfolios) consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Portfolio. The directors noted that the Adviser provides similar services in respect of the Underlying Portfolios pursuant to its agreement with The AllianceBernstein Pooling Portfolios.


54 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that in the Portfolio's latest fiscal year the Adviser had waived reimbursement payments from the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 55


capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis and that the Underlying Portfolios pay brokers' commissions that relate to soft dollar arrangements. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2006 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of classes of shares of the Portfolio that are subject to the Portfolio's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Underlying Portfolios in which the Portfolio invests subject to satisfaction of certain requirements and receive brokerage commissions from the Underlying Portfolios and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Portfolio.


56 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 18 to 17 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 181 to 160 funds in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1- and 3-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Standard & Poor's 500 Stock Index (the "Index") for periods ended April 30, 2006 over the year to date, 1- and 3-year and since inception periods (July 2002 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 1st quintile in the 1-year period and the 3rd quintile in the 3-year period. The comparative information showed that the Portfolio outperformed the Index in the 1-year period and underperformed the Index in all other periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio and that application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 57


The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/ objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 65 basis points was materially lower than the Expense Group median. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 5 basis points had been waived by the Adviser. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the Portfolio for the same fee rate schedule as the Portfolio. The directors noted that the Portfolio's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently somewhat lower than the cap), was materially higher than the Expense Group median and significantly higher than the Expense Universe median. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. They concluded that the Portfolio's expense ratio was acceptable.


58 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 59


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Blended Style Series, Inc. (the "Fund"), in respect of the AllianceBernstein U.S. Large Cap Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(3)

It should be noted that on or about May 23, 2005, the Portfolio began pursuing its investment objectives through investing in shares of the AllianceBernstein Pooling Portfolios ("Pooling Portfolios") rather than making direct investments in portfolio securities. This approach was undertaken to enhance portfolio management efficiencies and reduce costs. The advisory fee paid by the Portfolio, which invests substantially all of its assets in the Pooling Portfolios, is deemed to be paid in part in return for the Adviser's management of the relevant portion of the underlying Pooling Portfolios.(4)

The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed


(1) It should be noted that the information in the fee summary was completed on July 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2) During 2004, the Portfolio changed its fiscal year end from June 30 to September 30. Subsequently, in 2005, the Portfolio changed its fiscal year end from September 30 to August 31. Future references to this Portfolio's most recently completed fiscal year pertain to the period October 1, 2004 to August 31, 2005.

(3)  Future references to the Portfolio do not include "AllianceBernstein."

(4)  No investment advisory fees are paid by the Pooling Portfolios.


60 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Portfolio's advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(5)

                      Advisory Fee              Net Assets
                 Based on % of Average           06/30/06
Category           Daily Net Assets               ($MIL)          Portfolio
-------------------------------------------------------------------------------
Blend          65 bp on 1st $2.5 billion          $151.4          U.S. Large
               55 bp on next $2.5 billion                        Cap Portfolio
               50 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                         As a % of Average
Portfolio                              Amount             Daily Net Assets
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio              $78,000(6)                0.05%


(5) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(6)  This amount was waived by the Adviser.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 61


The Adviser agreed to waive that portion of its management fees/and or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio's expense ratios to the amounts set forth below for the Portfolio's current fiscal year. It should be noted that the Portfolio was operating below its expense caps as of its most recent semi-annual period; accordingly, the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the Portfolio's gross expense ratios as of the Portfolio's most recent semi-annual period:

                                 Expense Cap
                                 Pursuant to
                                  Expense
                                 Limitation          Gross            Fiscal
Portfolio                       Undertaking      Expense Ratio      Year End
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio      Class A   1.65%        1.45%         August 31
                              Class B   2.35%        2.17%       (ratios as of
                              Class C   2.35%        2.16%        February 28,
                              Class R   1.85%        1.77%           2006)
                              Class K   1.60%        1.44%
                              Class I   1.35%        1.14%
                              Advisor   1.35%        1.15%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and


62 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio's advisory fees:

                 Net Assets   AllianceBernstein ("AB")    Effective
                 06/30/06     Institutional ("Inst.")     AB Inst.    Advisory
Portfolio         ($MIL)          Fee Schedule            Adv. Fee      Fee(7)
-------------------------------------------------------------------------------
U.S. Large Cap    $151.4    U.S. Style Blend Schedule      0.532%      0.650%
Portfolio                   80 bp on 1st $25 million
                            60 bp on next $25 million
                            50 bp on next $50 million
                            40 bp on next $100 million
                            30 bp on the balance
                            Minimum Account Size: $50 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts. The following table shows the fee schedule of the AVPS portfolio that has a substantially similar investment style as the
Portfolio:

Portfolio                     AVPS Portfolio              Fee Schedule
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio      U.S. Large Cap        0.65% on first $2.5 billion
                              Blended Style         0.55% on next $2.5 billion
                              Portfolio             0.50% on the balance

The Advisor also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Advisor charges the following



(7) The advisory fee information was provided by Lipper. See Section II for additional discussion.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 63


"all-in"(8) fee for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio                                                        Fee
-------------------------------------------------------------------------------
American Blend                                                  1.50%

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the proposed fee charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(9)

                                   Effective            Lipper
Portfolio                      Management Fee(10)    Group Median       Rank
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio(11)         0.650               0.718          1/18

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(12) and Lipper Expense Universe.(13) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same



(8) The "all-in" fee shown is for the Class A shares of the fund. This fee covers investment advisory services and distribution related services.

(9) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(10) The effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(11) The effective management fee rate for the Portfolio would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously mentioned, for the most recently completed fiscal year, the Adviser waived such payment.

(12) Lipper uses the following criteria in screening funds to be included in the Portfolio's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(13) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


64 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


investment classification/objective with a similar load type as the subject Portfolio. It should be noted that the Portfolio's total expense ratio includes an underlying expense ratio of 0.05%.(14) The result of that analysis is set forth below:

                           Expense     Lipper    Lipper     Lipper      Lipper
                            Ratio      Group      Group    Universe    Universe
Portfolio                  (%)(15)   Median (%)   Rank     Median (%)    Rank
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio    1.520      1.331      17/18       1.250     125/142

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005, relative to 2004.

In addition to the direct profits that the Adviser will earn from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset


(14) The underlying expense ratio is an annualized weighted average total expense ratio estimate of the Portfolio's underlying portfolios. The underlying expense ratio data is for the sixth month period ended February 28, 2006.

(15)  The total expense ratio shown is for the Portfolio's Class A shares.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 65


expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. ABI and the Adviser have disclosed in the Portfolio's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(16)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolio's Class A shares during the Portfolio's most recently completed fiscal year:

Portfolio                                                   Amount Received
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio                                        $5,563

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Portfolio during the Portfolio's most recent fiscal year:

Portfolio                          12b-1 Fees Received       CDSC Received
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio                $1,091,527              $117,358

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Portfolio in the most recent fiscal year:

Portfolio                                                    ABIS Fee(17)
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio                                       $116,793


(16) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(17) The fee disclosed is a net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Portfolio's account.


66 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions prior to May 23, 2005 (on or around this date).(18) The Adviser represented that SCB's profitability from business conducted with the Portfolio was comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


(18) As previously mentioned, on or around May 23, 2005, the Portfolio began pursuing its investment objectives through investing almost all of its assets in shares of the Pooling Portfolios, which, in the process, may have effected brokerage transactions through and paid commissions to SCB.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 67


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of $625 billion as of June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1 and 3 year performance ranking of the Portfolio(19) relative to its Lipper Performance Group and Lipper Performance Universe(20) for the periods ended April 30, 2006:

U.S. Large Cap Portfolio                           Group          Universe
-------------------------------------------------------------------------------
1 year                                              3/18           18/181
3 year                                             10/17           76/160

Set forth below are the 1 and 3 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:(21)

                                         Periods Ending April 30, 2006
                                            Annualized Performance
-------------------------------------------------------------------------------
                                                                     Since
Portfolio                          1 Year           3 Year         Inception
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio           21.97            13.19            10.82
S&P 500 Stock Index                15.41            14.67            12.16

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(19)  The performance rankings are for the Class A shares of the Portfolio.

(20) The Portfolio's Lipper Performance Group is identical to the Portfolio's Lipper Expense Group. The Portfolio's Lipper Performance Group is not identical to the Portfolio's Lipper Expense Universe. Similar to the Portfolio's Lipper Performance Universe, the Portfolio's Lipper Expense Universe consists of all retail front-end load large-cap core funds. However, the Lipper Expense Universe, which also includes funds in the Portfolio's Lipper Expense Group, excludes outliers, considered by Lipper as "anomalies", in order to preserve cohesiveness and central tendency of the applicable information.

(21) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


68 o ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO o 69


ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


LCB-0151-0806



-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Retirement Strategies

2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

Annual Report

August 31, 2006

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



October 23, 2006

Annual Report

This report provides management's discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the "Strategies") for the annual reporting period ended August 31, 2006.

The tables on pages 6-15 show each Strategy's performance from their inception on September 1, 2005 through August 31, 2006 compared to their composite benchmark. Additional performance can be found on pages 16-25. Each Strategy's composite benchmark is derived by applying the Strategies' target allocations over time to the results of specific benchmarks as outlined in the "Benchmark Disclosures" section of Historical Performance on page 4.

Retirement Strategies Investment Objective and Policies

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy will seek to achieve its objective by investing in a combination of portfolios of the AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). Each Strategy is managed to the specific year of planned retirement included in its name (the "retirement year"). The Strategies' asset mixes will become more conservative each year until reaching the year approximately 15 years after the retirement year (the "target year") at which time the asset allocation mix will become static.

Investment Results

The AllianceBernstein Retirement Strategies posted sizeable gains for the since inception period ended August 31, 2006. The Strategies targeted at younger investors with retirement dates further into the future with higher equity exposure tended to outperform the Strategies targeted at older investors, as the equity markets outpaced bonds: while the S&P 500 Stock Index gained 8.77% in the period, the Lehman Brothers (LB) U.S. Aggregate Index returned 1.61%. All Strategies benefited from exposure to the international equity markets as foreign stocks, represented by the MSCI EAFE Index, outperformed U.S. stocks and posted double-digit returns, returning 21.86% over the since inception period. Exposure to global real estate investment trusts (REITs) was also a positive, as global REITs also posted double-digit returns and gained 28.95%, as measured by the FTSE EPRA/NAREIT Global Real Estate Index. Despite strong returns, most of the Retirement Strategies slightly underperformed their composite benchmarks since inception.

Performance for the six-month period ended August 31, 2006 was modest and relatively the same among the different Retirement Strategies, as stocks and bonds performed more similarly: the S&P 500 Stock Index gained 2.79% while the LB U.S. Aggregate Index gained 1.82%. Exposure to international equities and global REITs aided performance, as international stocks gained 7.94% and global REITs gained 11.96%. The Retirement Strategies underperformed


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 1


their composite benchmarks in this period, with portfolio returns dampened by the underperformance of growth stocks, reversing some of the gains of the prior six-month period.

Market Review and Investment Strategy

Following a prolonged period of low market volatility, concerns about high oil prices, inflation and rising interest rates led to a rise in volatility and a fall in both equities and bonds during the middle of the six-month period ended August 31, 2006. However, these fears eased toward the end of the period as oil prices began to fall and the Federal Reserve left interest rates unchanged at its August meeting. Equity and bond prices both recovered during this period.

Global equity valuations remain close to their long-term averages, though valuation differences between attractively priced and expensive stocks remain unusually compressed. Long-term interest rates remain low and the Treasury yield curve has inverted, with longer maturity bonds offering less yield than shorter maturities. Credit spreads remain unusually tight.

The Strategies' equity holdings remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums, while the Strategies' fixed income holdings are positioned in accordance with the diminished opportunity afforded by an environment of low volatility and historically tight spreads across sectors. As always, the portfolio management team remains focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies' portfolios and ensuring each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.


2 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. These Strategies are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies' prospectus, which contains this and other information, contact your AllianceBernstein representative or call 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at net asset value (NAV) and are cumulative for periods less than one year, without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy's quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at net asset value (NAV) without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Strategies for a portion of their expenses to the extent necessary to limit their expenses on an annual basis to the following percentages of the average daily net assets of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

                                                             Advisor
                         Class A     Class B     Class C      Class      Class R     Class K     Class I
------------------------------------------------------------------------------------------------------------
Retirement Strategy
2000                      1.10%       1.80%       1.80%       0.80%       1.30%       1.05%       0.80%

Retirement Strategy
2005                      1.10%       1.80%       1.80%       0.80%       1.30%       1.05%       0.80%

Retirement Strategy
2010                      1.20%       1.90%       1.90%       0.90%       1.40%       1.15%       0.90%

Retirement Strategy
2015                      1.20%       1.90%       1.90%       0.90%       1.40%       1.15%       0.90%

Retirement Strategy
2020                      1.25%       1.95%       1.95%       0.95%       1.45%       1.20%       0.95%

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Advisor
                         Class A     Class B     Class C      Class      Class R     Class K     Class I
------------------------------------------------------------------------------------------------------------
Retirement Strategy
2025                      1.25%       1.95%       1.95%       0.95%       1.45%       1.20%       0.95%

Retirement Strategy
2030                      1.25%       1.95%       1.95%       0.95%       1.45%       1.20%       0.95%

Retirement Strategy
2035                      1.25%       1.95%       1.95%       0.95%       1.45%       1.20%       0.95%

Retirement Strategy
2040                      1.25%       1.95%       1.95%       0.95%       1.45%       1.20%       0.95%

Retirement Strategy
2045                      1.25%       1.95%       1.95%       0.95%       1.45%       1.20%       0.95%

Benchmark Disclosures

The composite benchmark is derived by applying the Strategies' target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for real estate investment trusts (REITs), FTSE EPRA/NAREIT Global Real Estate Index; for intermediate bonds, Lehman Brothers (LB) U.S. Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, LB 1-10 Year TIPS Index; for high yield bonds, LB High Yield (2% constrained) Index.

None of the indices reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged S&P 500 Stock Index measures 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 3000 Index is composed of 3,000 of the largest capitalized companies that are traded in the United States. The unmanaged MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate Index is a free-floating, market-capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets. The unmanaged LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ML 1-3 Year Treasury Index is an unmanaged index comprised of U.S. government securities, including agency securities, with remaining maturities, at month end, of one to three years. The LB 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes Index and consists of Inflation-Protection securities issued by the U.S. Treasury. The LB High Yield (2% constrained) Index covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


HISTORICAL PERFORMANCE
(continued from previous page)

A Word About Risk

All the Retirement Strategies allocate their investments among multiple asset classes which will include U.S. and foreign securities, as well as equity and fixed income securities. Within each of these, the Strategies will also allocate their investments to different types of securities, such as growth and value stocks, real estate investment trusts and corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. Systematic rebalancing does involve transactional trading costs to the portfolios. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. There is the potential to lose money in any investment program. You do not have the ability to actively manage the investments within a Retirement Strategy. The portfolio managers control security selection and asset allocation. The risks associated with an investment in the Strategies are more fully described in the Strategies' prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 5


2000 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
                                                  -----------------------------
THE STRATEGY VS. ITS BENCHMARK                                        Since
PERIODS ENDED AUGUST 31, 2006                         6 Months     Inception*
-------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy
  Class A                                               2.55%         8.80%
  Class B                                               2.17%         8.10%
  Class C                                               2.17%         8.10%
  Advisor Class+                                        2.73%         9.20%
  Class R+                                              2.55%         8.70%
  Class K+                                              2.54%         8.90%
  Class I+                                              2.73%         9.20%
Composite Benchmark**                                   3.88%         9.17%
S&P 500 Stock Index                                     2.79%         8.77%
Lehman Brothers U.S. Aggregate Index                    1.82%         1.61%


*  Inception date: 9/1/05 for all share classes.

**  For a description of the composite benchmark, please see page 4.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/1/05* TO 8/31/06

AllianceBernstein 2000 Retirement Strategy Class A: $10,421
Composite Benchmark**: $10,917
S&P 500 Stock Index: $10,877
LB U.S. Aggregate Index: $10,161

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               AllianceBernstein
                     2000
                   Strategy                                        LB U.S.
                   Retirement     Composite        S&P 500        Aggregate
                    Class A       Benchmark**    Stock Index        Index
-------------------------------------------------------------------------------
    9/1/05        $ 10,000        $ 10,000        $ 10,000        $ 10,000
   8/31/06        $ 10,421        $ 10,917        $ 10,877        $ 10,161


*  Since inception of the Strategy's Class A shares on 9/1/05.

**  For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2000 Retirement Strategy Class A shares (from 9/1/05 to 8/31/06) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2005 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
                                                  -----------------------------
THE STRATEGY VS. ITS BENCHMARK                                        Since
PERIODS ENDED AUGUST 31, 2006                         6 Months     Inception*
-------------------------------------------------------------------------------
AllianceBernstein 2005 Retirement Strategy
  Class A                                               2.25%         9.20%
  Class B                                               1.88%         8.40%
  Class C                                               1.79%         8.30%
  Advisor Class+                                        2.43%         9.50%
  Class R+                                              2.16%         8.90%
  Class K+                                              2.25%         9.10%
  Class I+                                              2.43%         9.50%
Composite Benchmark**                                   4.06%        10.24%
S&P 500 Stock Index                                     2.79%         8.77%
Lehman Brothers U.S. Aggregate Index                    1.82%         1.61%


*  Inception date: 9/1/05 for all share classes.

**  For a description of the composite benchmark, please see page 4.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/1/05* TO 8/31/06

AllianceBernstein 2005 Retirement Strategy Class A: $10,460
Composite Benchmark**: $11,024
S&P 500 Stock Index: $10,877
LB U.S. Aggregate Index: $10,161

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              AllianceBernstein
                     2005
                  Retirement                                       LB U.S.
                   Strategy       Composite        S&P 500        Aggregate
                    Class A      Benchmark**     Stock Index        Index
-------------------------------------------------------------------------------
    9/1/05        $ 10,000        $ 10,000        $ 10,000        $ 10,000
   8/31/06        $ 10,460        $ 11,024        $ 10,877        $ 10,161


*  Since inception of the Strategy's Class A shares on 9/1/05.

**  For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2005 Retirement Strategy Class A shares (from 9/1/05 to 8/31/06) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 7


2010 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
                                                  -----------------------------
THE STRATEGY VS. ITS BENCHMARK                                        Since
PERIODS ENDED AUGUST 31, 2006                         6 Months     Inception*
-------------------------------------------------------------------------------
AllianceBernstein 2010 Retirement Strategy
  Class A                                               2.23%        10.00%
  Class B                                               1.87%         9.20%
  Class C                                               1.87%         9.20%
  Advisor Class+                                        2.32%        10.20%
  Class R+                                              2.24%         9.80%
  Class K+                                              2.23%        10.00%
  Class I+                                              2.42%        10.30%
Composite Benchmark**                                   4.18%        11.06%
S&P 500 Stock Index                                     2.79%         8.77%
Lehman Brothers U.S. Aggregate Index                    1.82%         1.61%


*  Inception date: 9/1/05 for all share classes.

**  For a description of the composite benchmark, please see page 4.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/1/05* TO 8/31/06

AllianceBernstein 2010 Retirement Strategy Class A: $10,536
Composite Benchmark**: $11,106
S&P 500 Stock Index: $10,877
LB U.S. Aggregate Index: $10,161

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               AllianceBernstein
                     2010
                  Retirement                                       LB U.S.
                   Strategy       Composite        S&P 500        Aggregate
                    Class A      Benchmark**     Stock Index        Index
-------------------------------------------------------------------------------
    9/1/05        $ 10,000        $ 10,000        $ 10,000        $ 10,000
   8/31/06        $ 10,536        $ 11,106        $ 10,877        $ 10,161


*  Since inception of the Strategy's Class A shares on 9/1/05.

**  For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2010 Retirement Strategy Class A shares (from 9/1/05 to 8/31/06) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2015 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
                                                  -----------------------------
THE STRATEGY VS. ITS BENCHMARK                                        Since
PERIODS ENDED AUGUST 31, 2006                         6 Months     Inception*
-------------------------------------------------------------------------------
AllianceBernstein 2015 Retirement Strategy
  Class A                                               2.21%        10.90%
  Class B                                               1.94%        10.20%
  Class C                                               1.94%        10.20%
  Advisor Class+                                        2.49%        11.30%
  Class R+                                              2.22%        10.70%
  Class K+                                              2.30%        11.00%
  Class I+                                              2.49%        11.30%
Composite Benchmark**                                   4.30%        11.89%
S&P 500 Stock Index                                     2.79%         8.77%
Lehman Brothers U.S. Aggregate Index                    1.82%         1.61%


*  Inception date: 9/1/05 for all share classes.

**  For a description of the composite benchmark, please see page 4.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/1/05* TO 8/31/06

AllianceBernstein 2015 Retirement Strategy Class A: $10,623
Composite Benchmark**: $11,189
S&P 500 Stock Index: $10,877
LB U.S. Aggregate Index: $10,161

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              AllianceBernstein
                     2015
                  Retirement                                       LB U.S.
                   Strategy       Composite         S&P 500       Aggregate
                    Class A      Benchmark**      Stock Index       Index
-------------------------------------------------------------------------------
    9/1/05        $ 10,000        $ 10,000        $ 10,000        $ 10,000
   8/31/06        $ 10,623        $ 11,189        $ 10,877        $ 10,161


*  Since inception of the Strategy's Class A shares on 9/1/05.

**  For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2015 Retirement Strategy Class A shares (from 9/1/05 to 8/31/06) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 9


2020 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
                                                  -----------------------------
THE STRATEGY VS. ITS BENCHMARK                                        Since
PERIODS ENDED AUGUST 31, 2006                         6 Months     Inception*
-------------------------------------------------------------------------------
AllianceBernstein 2020 Retirement Strategy
  Class A                                               2.01%        11.80%
  Class B                                               1.65%        11.00%
  Class C                                               1.65%        11.00%
  Advisor Class+                                        2.19%        12.10%
  Class R+                                              1.92%        11.60%
  Class K+                                              2.01%        11.80%
  Class I+                                              2.19%        12.10%
Composite Benchmark**                                   4.41%        12.67%
S&P 500 Stock Index                                     2.79%         8.77%
Lehman Brothers U.S. Aggregate Index                    1.82%         1.61%


*  Inception date: 9/1/05 for all share classes.

**  For a description of the composite benchmark, please see page 4.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/1/05* TO 8/31/06

AllianceBernstein 2020 Retirement Strategy Class A: $10,709
Composite Benchmark**: $11,267
S&P 500 Stock Index: $10,877
LB U.S. Aggregate Index: $10,161

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              AllianceBernstein
                     2020
                  Retirement                                       LB U.S.
                   Strategy        Composite        S&P 500       Aggregate
                    Class A       Benchmark**     Stock Index       Index
-------------------------------------------------------------------------------
    9/1/05        $ 10,000        $ 10,000        $ 10,000        $ 10,000
   8/31/06        $ 10,709        $ 11,267        $ 10,877        $ 10,161


*  Since inception of the Strategy's Class A shares on 9/1/05.

**  For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2020 Retirement Strategy Class A shares (from 9/1/05 to 8/31/06) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


10 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2025 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
                                                  -----------------------------
THE STRATEGY VS. ITS BENCHMARK                                       Since
PERIODS ENDED AUGUST 31, 2006                         6 Months     Inception*
-------------------------------------------------------------------------------
AllianceBernstein 2025 Retirement Strategy
  Class A                                               1.96%        14.40%
  Class B                                               1.52%        13.50%
  Class C                                               1.61%        13.60%
  Advisor Class+                                        2.14%        14.70%
  Class R+                                              1.78%        14.10%
  Class K+                                              1.96%        14.40%
  Class I+                                              2.14%        14.70%
Composite Benchmark**                                   4.52%        13.44%
S&P 500 Stock Index                                     2.79%         8.77%
Lehman Brothers U.S. Aggregate Index                    1.82%         1.61%


*  Inception date: 9/1/05 for all share classes.

**  For a description of the composite benchmark, please see page 4.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/1/05* TO 8/31/06

AllianceBernstein 2025 Retirement Strategy Class A: $10,958
Composite Benchmark**: $11,344
S&P 500 Stock Index: $10,877
LB U.S. Aggregate Index: $10,161

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              AllianceBernstein
                     2025
                  Retirement                                       LB U.S.
                   Strategy        Composite        S&P 500       Aggregate
                    Class A       Benchmark**     Stock Index       Index
-------------------------------------------------------------------------------
    9/1/05        $ 10,000        $ 10,000        $ 10,000        $ 10,000
   8/31/06        $ 10,958        $ 11,344        $ 10,877        $ 10,161


*  Since inception of the Strategy's Class A shares on 9/1/05.

**  For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2025 Retirement Strategy Class A shares (from 9/1/05 to 8/31/06) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 11


2030 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
                                                  -----------------------------
THE STRATEGY VS. ITS BENCHMARK                                       Since
PERIODS ENDED AUGUST 31, 2006                         6 Months     Inception*
-------------------------------------------------------------------------------
AllianceBernstein 2030 Retirement Strategy
  Class A                                               1.81%        12.40%
  Class B                                               1.37%        11.40%
  Class C                                               1.36%        11.50%
  Advisor Class+                                        1.90%        12.60%
  Class R+                                              1.72%        12.40%
  Class K+                                              1.81%        12.40%
  Class I+                                              1.90%        12.60%
Composite Benchmark**                                   4.61%        14.00%
S&P 500 Stock Index                                     2.79%         8.77%
Lehman Brothers U.S. Aggregate Index                    1.82%         1.61%


*  Inception date: 9/1/05 for all share classes.

**  For a description of the composite benchmark, please see page 4.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/1/05* TO 8/31/06


AllianceBernstein 2030 Retirement Strategy Class A: $10,766
Composite Benchmark**: $11,400
S&P 500 Stock Index: $10,877
LB U.S. Aggregate Index: $10,161

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               AllianceBernstein
                     2030
                   Retirement                                      LB U.S.
                    Strategy       Composite        S&P 500       Aggregate
                    Class A       Benchmark**     Stock Index       Index
-------------------------------------------------------------------------------
    9/1/05        $ 10,000        $ 10,000        $ 10,000        $ 10,000
   8/31/06        $ 10,766        $ 11,400        $ 10,877        $ 10,161


*  Since inception of the Strategy's Class A shares on 9/1/05.

**  For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2030 Retirement Strategy Class A shares (from 9/1/05 to 8/31/06) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


12 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2035 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
                                                  -----------------------------
THE STRATEGY VS. ITS BENCHMARK                                       Since
PERIODS ENDED AUGUST 31, 2006                         6 Months     Inception*
-------------------------------------------------------------------------------
AllianceBernstein 2035 Retirement Strategy
  Class A                                               1.53%        13.00%
  Class B                                               1.08%        12.20%
  Class C                                               0.99%        12.10%
  Advisor Class+                                        1.53%        13.20%
  Class R+                                              1.26%        12.60%
  Class K+                                              1.44%        13.00%
  Class I+                                              1.53%        13.20%
Composite Benchmark**                                   4.62%        14.07%
S&P 500 Stock Index                                     2.79%         8.77%
Lehman Brothers U.S. Aggregate Index                    1.82%         1.61%


*  Inception date: 9/1/05 for all share classes.

**  For a description of the composite benchmark, please see page 4.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/1/05* TO 8/31/06

AllianceBernstein 2035 Retirement Strategy Class A: $10,824
Composite Benchmark**: $11,407
S&P 500 Stock Index: $10,877
LB U.S. Aggregate Index: $10,161

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              AllianceBernstein
                     2035
                  Retirement                                       LB U.S.
                   Strategy        Composite        S&P 500       Aggregate
                    Class A       Benchmark**     Stock Index       Index
-------------------------------------------------------------------------------
    9/1/05        $ 10,000        $ 10,000        $ 10,000        $ 10,000
   8/31/06        $ 10,824        $ 11,407        $ 10,877        $ 10,161


*  Since inception of the Strategy's Class A shares on 9/1/05.

**  For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2035 Retirement Strategy Class A shares (from 9/1/05 to 8/31/06) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 13


2040 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
                                                  -----------------------------
THE STRATEGY VS. ITS BENCHMARK                                       Since
PERIODS ENDED AUGUST 31, 2006                         6 Months     Inception*
-------------------------------------------------------------------------------
AllianceBernstein 2040 Retirement Strategy
  Class A                                               1.70%        13.80%
  Class B                                               1.34%        13.10%
  Class C                                               1.34%        13.10%
  Advisor Class+                                        1.97%        14.20%
  Class R+                                              1.70%        13.70%
  Class K+                                              1.79%        14.00%
  Class I+                                              1.87%        14.20%
Composite Benchmark**                                   4.62%        14.07%
S&P 500 Stock Index                                     2.79%         8.77%
Lehman Brothers U.S. Aggregate Index                    1.82%         1.61%


*  Inception date: 9/1/05 for all share classes.

**  For a description of the composite benchmark, please see page 4.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/1/05* TO 8/31/06

AllianceBernstein 2040 Retirement Strategy Class A: $10,900
Composite Benchmark**: $11,407
S&P 500 Stock Index: $10,877
LB U.S. Aggregate Index: $10,161

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

              AllianceBernstein
                     2040
                  Retirement                                       LB U.S.
                   Strategy        Composite        S&P 500       Aggregate
                    Class A       Benchmark**     Stock Index       Index
-------------------------------------------------------------------------------
    9/1/05        $ 10,000        $ 10,000        $ 10,000        $ 10,000
   8/31/06        $ 10,900        $ 11,407        $ 10,877        $ 10,161


*  Since inception of the Strategy's Class A shares on 9/1/05.

**  For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2040 Retirement Strategy Class A shares (from 9/1/05 to 8/31/06) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


14 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2045 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

                                                             Returns
                                                  -----------------------------
THE STRATEGY VS. ITS BENCHMARK                                       Since
PERIODS ENDED AUGUST 31, 2006                         6 Months     Inception*
-------------------------------------------------------------------------------
AllianceBernstein 2045 Retirement Strategy
  Class A                                               1.51%        14.20%
  Class B                                               1.25%        13.40%
  Class C                                               1.25%        13.40%
  Advisor Class+                                        1.69%        14.50%
  Class R+                                              1.51%        14.00%
  Class K+                                              1.60%        14.30%
  Class I+                                              1.69%        14.50%
Composite Benchmark**                                   4.62%        14.07%
S&P 500 Stock Index                                     2.79%         8.77%
Lehman Brothers U.S. Aggregate Index                    1.82%         1.61%


*  Inception date: 9/1/05 for all share classes.

**  For a description of the composite benchmark, please see page 4.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY
9/1/05* TO 8/31/06

AllianceBernstein 2045 Retirement Strategy Class A: $10,939
Composite Benchmark**: $11,407
S&P 500 Stock Index: $10,877
LB U.S. Aggregate Index: $10,161

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               AllianceBernstein
                     2045
                  Retirement                                       LB U.S.
                   Strategy        Composite        S&P 500       Aggregate
                    Class A       Benchmark**     Stock Index       Index
-------------------------------------------------------------------------------
    9/1/05        $ 10,000        $ 10,000        $ 10,000        $ 10,000
   8/31/06        $ 10,939        $ 11,407        $ 10,877        $ 10,161


*  Since inception of the Strategy's Class A shares on 9/1/05.

**  For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2045 Retirement Strategy Class A shares (from 9/1/05 to 8/31/06) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 15


2000 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
Since Inception*                    8.80%          4.21%

Class B Shares
Since Inception*                    8.10%          4.10%

Class C Shares
Since Inception*                    8.10%          7.10%

Advisor Class Shares+
Since Inception*                    9.20%          9.20%

Class R Shares+
Since Inception*                    8.70%          8.70%

Class K Shares+
Since Inception*                    8.90%          8.90%

Class I Shares+
Since Inception*                    9.20%          9.20%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             4.66%
Since Inception*                                   4.96%

Class B Shares
1 Year                                             4.66%
Since Inception*                                   5.73%

Class C Shares
1 Year                                             7.66%
Since Inception*                                   8.49%

Advisor Class Shares+
1 Year                                             9.74%
Since Inception*                                   9.60%

Class R Shares+
1 Year                                             9.15%
Since Inception*                                   9.05%

Class K Shares+
1 Year                                             9.44%
Since Inception*                                   9.32%

Class I Shares+
1 Year                                             9.74%
Since Inception*                                   9.60%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their Average Annual SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

The Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


16 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2005 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
Since Inception*                    9.20%          4.60%

Class B Shares
Since Inception*                    8.40%          4.40%

Class C Shares
Since Inception*                    8.30%          7.30%

Advisor Class Shares+
Since Inception*                    9.50%          9.50%

Class R Shares+
Since Inception*                    8.90%          8.90%

Class K Shares+
Since Inception*                    9.10%          9.10%

Class I Shares+
Since Inception*                    9.50%          9.50%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             4.94%
Since Inception*                                   5.40%

Class B Shares
1 Year                                             4.84%
Since Inception*                                   6.10%

Class C Shares
1 Year                                             7.74%
Since Inception*                                   8.77%

Advisor Class Shares+
1 Year                                             9.92%
Since Inception*                                   9.97%

Class R Shares+
1 Year                                             9.23%
Since Inception*                                   9.32%

Class K Shares+
1 Year                                             9.52%
Since Inception*                                   9.60%

Class I Shares+
1 Year                                             9.92%
Since Inception*                                   9.97%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their Average Annual SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

The Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 17


2010 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
Since Inception*                   10.00%          5.36%

Class B Shares
Since Inception*                    9.20%          5.20%

Class C Shares
Since Inception*                    9.20%          8.20%

Advisor Class Shares+
Since Inception*                   10.20%         10.20%

Class R Shares+
Since Inception*                    9.80%          9.80%

Class K Shares+
Since Inception*                   10.00%         10.00%

Class I Shares+
Since Inception*                   10.30%         10.30%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             6.00%
Since Inception*                                   6.11%

Class B Shares
1 Year                                             6.06%
Since Inception*                                   6.93%

Class C Shares
1 Year                                             9.06%
Since Inception*                                   9.69%

Advisor Class Shares+
1 Year                                            11.04%
Since Inception*                                  10.70%

Class R Shares+
1 Year                                            10.55%
Since Inception*                                  10.24%

Class K Shares+
1 Year                                            10.85%
Since Inception*                                  10.52%

Class I Shares+
1 Year                                            11.14%
Since Inception*                                  10.79%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their Average Annual SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

The Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


18 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2015 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
Since Inception*                   10.90%          6.23%

Class B Shares
Since Inception*                   10.20%          6.20%

Class C Shares
Since Inception*                   10.20%          9.20%

Advisor Class Shares+
Since Inception*                   11.30%         11.30%

Class R Shares+
Since Inception*                   10.70%         10.70%

Class K Shares+
Since Inception*                   11.00%         11.00%

Class I Shares+
Since Inception*                   11.30%         11.30%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             6.34%
Since Inception*                                   7.08%

Class B Shares
1 Year                                             6.39%
Since Inception*                                   7.94%

Class C Shares
1 Year                                             9.39%
Since Inception*                                  10.70%

Advisor Class Shares+
1 Year                                            11.46%
Since Inception*                                  11.80%

Class R Shares+
1 Year                                            10.77%
Since Inception*                                  11.16%

Class K Shares+
1 Year                                            11.07%
Since Inception*                                  11.44%

Class I Shares+
1 Year                                            11.36%
Since Inception*                                  11.71%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their Average Annual SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

The Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 19


2020 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
Since Inception*                   11.80%          7.09%

Class B Shares
Since Inception*                   11.00%          7.00%

Class C Shares
Since Inception*                   11.00%         10.00%

Advisor Class Shares+
Since Inception*                   12.10%         12.10%

Class R Shares+
Since Inception*                   11.60%         11.60%

Class K Shares+
Since Inception*                   11.80%         11.80%

Class I Shares+
Since Inception*                   12.10%         12.10%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             6.79%
Since Inception*                                   7.87%

Class B Shares
1 Year                                             6.74%
Since Inception*                                   8.68%

Class C Shares
1 Year                                             9.74%
Since Inception*                                  11.44%

Advisor Class Shares+
1 Year                                            11.91%
Since Inception*                                  12.63%

Class R Shares+
1 Year                                            11.43%
Since Inception*                                  12.08%

Class K Shares+
1 Year                                            11.61%
Since Inception*                                  12.36%

Class I Shares+
1 Year                                            11.81%
Since Inception*                                  12.54%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their Average Annual SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

The Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


20 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2025 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
Since Inception*                   14.40%          9.58%

Class B Shares
Since Inception*                   13.50%          9.50%

Class C Shares
Since Inception*                   13.60%         12.60%

Advisor Class Shares+
Since Inception*                   14.70%         14.70%

Class R Shares+
Since Inception*                   14.10%         14.10%

Class K Shares+
Since Inception*                   14.40%         14.40%

Class I Shares+
Since Inception*                   14.70%         14.70%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             8.92%
Since Inception*                                  10.25%

Class B Shares
1 Year                                             8.75%
Since Inception*                                  11.07%

Class C Shares
1 Year                                            11.94%
Since Inception*                                  14.01%

Advisor Class Shares+
1 Year                                            13.91%
Since Inception*                                  15.01%

Class R Shares+
1 Year                                            13.43%
Since Inception*                                  14.46%

Class K Shares+
1 Year                                            13.73%
Since Inception*                                  14.74%

Class I Shares+
1 Year                                            13.91%
Since Inception*                                  15.01%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their Average Annual SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

The Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 21


2030 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
Since Inception*                   12.40%          7.66%

Class B Shares
Since Inception*                   11.40%          7.40%

Class C Shares
Since Inception*                   11.50%         10.50%

Advisor Class Shares+
Since Inception*                   12.60%         12.60%

Class R Shares+
Since Inception*                   12.40%         12.40%

Class K Shares+
Since Inception*                   12.40%         12.40%

Class I Shares+
Since Inception*                   12.60%         12.60%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             7.24%
Since Inception*                                   8.49%

Class B Shares
1 Year                                             6.90%
Since Inception*                                   9.14%

Class C Shares
1 Year                                            10.00%
Since Inception*                                  11.99%

Advisor Class Shares+
1 Year                                            12.28%
Since Inception*                                  13.18%

Class R Shares+
1 Year                                            11.89%
Since Inception*                                  12.81%

Class K Shares+
1 Year                                            11.98%
Since Inception*                                  12.91%

Class I Shares+
1 Year                                            12.18%
Since Inception*                                  13.09%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their Average Annual SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

The Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


22 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2035 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
Since Inception*                   13.00%          8.24%

Class B Shares
Since Inception*                   12.20%          8.20%

Class C Shares
Since Inception*                   12.10%         11.10%

Advisor Class Shares+
Since Inception*                   13.20%         13.20%

Class R Shares+
Since Inception*                   12.60%         12.60%

Class K Shares+
Since Inception*                   13.00%         13.00%

Class I Shares+
Since Inception*                   13.20%         13.20%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             8.01%
Since Inception*                                   9.02%

Class B Shares
1 Year                                             7.91%
Since Inception*                                   9.87%

Class C Shares
1 Year                                            10.91%
Since Inception*                                  12.63%

Advisor Class Shares+
1 Year                                            13.09%
Since Inception*                                  13.73%

Class R Shares+
1 Year                                            12.40%
Since Inception*                                  13.09%

Class K Shares+
1 Year                                            12.80%
Since Inception*                                  13.46%

Class I Shares+
1 Year                                            13.09%
Since Inception*                                  13.73%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their Average Annual SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

The Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 23


2040 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
Since Inception*                   13.80%          9.00%

Class B Shares
Since Inception*                   13.10%          9.10%

Class C Shares
Since Inception*                   13.10%         12.10%

Advisor Class Shares+
Since Inception*                   14.20%         14.20%

Class R Shares+
Since Inception*                   13.70%         13.70%

Class K Shares+
Since Inception*                   14.00%         14.00%

Class I Shares+
Since Inception*                   14.20%         14.20%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                             8.76%
Since Inception*                                   9.81%

Class B Shares
1 Year                                             8.89%
Since Inception*                                  10.79%

Class C Shares
1 Year                                            11.89%
Since Inception*                                  13.55%

Advisor Class Shares+
1 Year                                            13.96%
Since Inception*                                  14.65%

Class R Shares+
1 Year                                            13.48%
Since Inception*                                  14.10%

Class K Shares+
1 Year                                            13.67%
Since Inception*                                  14.37%

Class I Shares+
1 Year                                            13.96%
Since Inception*                                  14.65%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their Average Annual SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

The Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


24 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2045 RETIREMENT STRATEGY
HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2006
--------------------------------------------------------------
                                 NAV Returns    SEC Returns
Class A Shares
Since Inception*                   14.20%          9.39%

Class B Shares
Since Inception*                   13.40%          9.40%

Class C Shares
Since Inception*                   13.40%         12.40%

Advisor Class Shares+
Since Inception*                   14.50%         14.50%

Class R Shares+
Since Inception*                   14.00%         14.00%

Class K Shares+
Since Inception*                   14.30%         14.30%

Class I Shares+
Since Inception*                   14.50%         14.50%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
--------------------------------------------------------------
                                                SEC Returns
Class A Shares
1 Year                                             9.24%
Since Inception*                                  10.16%

Class B Shares
1 Year                                             9.19%
Since Inception*                                  11.07%

Class C Shares
1 Year                                            12.19%
Since Inception*                                  13.82%

Advisor Class Shares+
1 Year                                            14.37%
Since Inception*                                  14.92%

Class R Shares+
1 Year                                            13.78%
Since Inception*                                  14.37%

Class K Shares+
1 Year                                            14.17%
Since Inception*                                  14.74%

Class I Shares+
1 Year                                            14.37%
Since Inception*                                  14.92%


*  Inception date: 9/1/05 for all share classes.

+ These share classes are offered at net asset value (NAV) to eligible investors and their Average Annual SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

The Strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance disclosures on pages 3-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 25


FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2000 Retirement Strategy

                   Beginning             Ending                     Annualized
               Account Value      Account Value    Expenses Paid       Expense
               March 1, 2006    August 31, 2006    During Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $1,000          $1,025.45            $5.26         1.03%
Hypothetical**        $1,000          $1,020.01            $5.24         1.03%

Class B
Actual                $1,000          $1,021.74            $8.82         1.73%
Hypothetical**        $1,000          $1,016.48            $8.79         1.73%

Class C
Actual                $1,000          $1,021.74            $8.82         1.73%
Hypothetical**        $1,000          $1,016.48            $8.79         1.73%

Advisor Class
Actual                $1,000          $1,027.28            $3.73         0.73%
Hypothetical**        $1,000          $1,021.53            $3.72         0.73%

Class R
Actual                $1,000          $1,025.48            $6.28         1.23%
Hypothetical**        $1,000          $1,019.00            $6.26         1.23%

Class K
Actual                $1,000          $1,025.42            $5.00         0.98%
Hypothetical**        $1,000          $1,020.27            $4.99         0.98%

Class I
Actual                $1,000          $1,027.28            $3.73         0.73%
Hypothetical**        $1,000          $1,021.53            $3.72         0.73%


26 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


FUND EXPENSES
(continued from previous page)

2005 Retirement Strategy

                   Beginning             Ending                     Annualized
               Account Value      Account Value    Expenses Paid       Expense
               March 1, 2006    August 31, 2006    During Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $1,000          $1,022.47            $5.25         1.03%
Hypothetical**        $1,000          $1,020.01            $5.24         1.03%

Class B
Actual                $1,000          $1,018.80            $8.80         1.73%
Hypothetical**        $1,000          $1,016.48            $8.79         1.73%

Class C
Actual                $1,000          $1,017.86            $8.80         1.73%
Hypothetical**        $1,000          $1,016.48            $8.79         1.73%

Advisor Class
Actual                $1,000          $1,024.32            $3.72         0.73%
Hypothetical**        $1,000          $1,021.53            $3.72         0.73%

Class R
Actual                $1,000          $1,021.58            $6.27         1.23%
Hypothetical**        $1,000          $1,019.00            $6.26         1.23%

Class K
Actual                $1,000          $1,022.50            $5.00         0.98%
Hypothetical**        $1,000          $1,020.27            $4.99         0.98%

Class I
Actual                $1,000          $1,024.32            $3.72         0.73%
Hypothetical**        $1,000          $1,021.53            $3.72         0.73%

2010 Retirement Strategy

                   Beginning             Ending                     Annualized
               Account Value      Account Value    Expenses Paid       Expense
               March 1, 2006    August 31, 2006    During Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $1,000          $1,022.31            $5.76         1.13%
Hypothetical**        $1,000          $1,019.51            $5.75         1.13%

Class B
Actual                $1,000          $1,018.66            $9.31         1.83%
Hypothetical**        $1,000          $1,015.98            $9.30         1.83%

Class C
Actual                $1,000          $1,018.66            $9.31         1.83%
Hypothetical**        $1,000          $1,015.98            $9.30         1.83%

Advisor Class
Actual                $1,000          $1,023.22            $4.23         0.83%
Hypothetical**        $1,000          $1,021.02            $4.23         0.83%

Class R
Actual                $1,000          $1,022.35            $6.78         1.33%
Hypothetical**        $1,000          $1,018.50            $6.77         1.33%

Class K
Actual                $1,000          $1,022.31            $5.51         1.08%
Hypothetical**        $1,000          $1,019.76            $5.50         1.08%

Class I
Actual                $1,000          $1,024.15            $4.23         0.83%
Hypothetical**        $1,000          $1,021.02            $4.23         0.83%


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 27


FUND EXPENSES
(continued from previous page)

2015 Retirement Strategy

                   Beginning             Ending                     Annualized
               Account Value      Account Value    Expenses Paid       Expense
               March 1, 2006    August 31, 2006    During Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $1,000          $1,022.12            $5.76         1.13%
Hypothetical**        $1,000          $1,019.51            $5.75         1.13%

Class B
Actual                $1,000          $1,019.43            $9.31         1.83%
Hypothetical**        $1,000          $1,015.98            $9.30         1.83%

Class C
Actual                $1,000          $1,019.43            $9.31         1.83%
Hypothetical**        $1,000          $1,015.98            $9.30         1.83%

Advisor Class
Actual                $1,000          $1,024.86            $4.24         0.83%
Hypothetical**        $1,000          $1,021.02            $4.23         0.83%

Class R
Actual                $1,000          $1,022.16            $6.78         1.33%
Hypothetical**        $1,000          $1,018.50            $6.77         1.33%

Class K
Actual                $1,000          $1,023.04            $5.51         1.08%
Hypothetical**        $1,000          $1,019.76            $5.50         1.08%

Class I
Actual                $1,000          $1,024.86            $4.24         0.83%
Hypothetical**        $1,000          $1,021.02            $4.23         0.83%

2020 Retirement Strategy

                   Beginning             Ending                     Annualized
               Account Value      Account Value    Expenses Paid       Expense
               March 1, 2006    August 31, 2006    During Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $1,000          $1,020.07            $6.01         1.18%
Hypothetical**        $1,000          $1,019.26            $6.01         1.18%

Class B
Actual                $1,000          $1,016.48            $9.56         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Class C
Actual                $1,000          $1,016.48            $9.56         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Advisor Class
Actual                $1,000          $1,021.88            $4.48         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%

Class R
Actual                $1,000          $1,019.18            $7.02         1.38%
Hypothetical**        $1,000          $1,018.25            $7.02         1.38%

Class K
Actual                $1,000          $1,020.07            $5.75         1.13%
Hypothetical**        $1,000          $1,019.51            $5.75         1.13%

Class I
Actual                $1,000          $1,021.88            $4.48         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%


28 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


FUND EXPENSES
(continued from previous page)

2025 Retirement Strategy

                   Beginning             Ending                     Annualized
               Account Value      Account Value    Expenses Paid       Expense
               March 1, 2006    August 31, 2006    During Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $1,000          $1,019.61            $6.01         1.18%
Hypothetical**        $1,000          $1,019.26            $6.01         1.18%

Class B
Actual                $1,000          $1,015.20            $9.55         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Class C
Actual                $1,000          $1,016.10            $9.55         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Advisor Class
Actual                $1,000          $1,021.37            $4.48         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%

Class R
Actual                $1,000          $1,017.84            $7.02         1.38%
Hypothetical**        $1,000          $1,018.25            $7.02         1.38%

Class K
Actual                $1,000          $1,019.61            $5.75         1.13%
Hypothetical**        $1,000          $1,019.51            $5.75         1.13%

Class I
Actual                $1,000          $1,021.37            $4.48         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%

2030 Retirement Strategy

                   Beginning             Ending                     Annualized
               Account Value      Account Value    Expenses Paid       Expense
               March 1, 2006    August 31, 2006    During Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $1,000          $1,018.12            $6.00         1.18%
Hypothetical**        $1,000          $1,019.26            $6.01         1.18%

Class B
Actual                $1,000          $1,013.65            $9.54         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Class C
Actual                $1,000          $1,013.64            $9.54         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Advisor Class
Actual                $1,000          $1,019.01            $4.48         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%

Class R
Actual                $1,000          $1,017.20            $7.02         1.38%
Hypothetical**        $1,000          $1,018.25            $7.02         1.38%

Class K
Actual                $1,000          $1,018.12            $5.75         1.13%
Hypothetical**        $1,000          $1,019.51            $5.75         1.13%

Class I
Actual                $1,000          $1,019.01            $4.48         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%



ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 29


FUND EXPENSES
(continued from previous page)

2035 Retirement Strategy

                   Beginning             Ending                     Annualized
               Account Value      Account Value    Expenses Paid       Expense
               March 1, 2006    August 31, 2006    During Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $1,000          $1,015.27            $5.99         1.18%
Hypothetical**        $1,000          $1,019.26            $6.01         1.18%

Class B
Actual                $1,000          $1,010.81            $9.53         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Class C
Actual                $1,000          $1,009.91            $9.52         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Advisor Class
Actual                $1,000          $1,015.25            $4.47         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%

Class R
Actual                $1,000          $1,012.59            $7.00         1.38%
Hypothetical**        $1,000          $1,018.25            $7.02         1.38%

Class K
Actual                $1,000          $1,014.37            $5.74         1.13%
Hypothetical**        $1,000          $1,019.51            $5.75         1.13%

Class I
Actual                $1,000          $1,015.25            $4.47         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%

2040 Retirement Strategy

                   Beginning             Ending                     Annualized
               Account Value      Account Value    Expenses Paid       Expense
               March 1, 2006    August 31, 2006    During Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $1,000          $1,016.99            $6.00         1.18%
Hypothetical**        $1,000          $1,019.26            $6.01         1.18%

Class B
Actual                $1,000          $1,013.44            $9.54         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Class C
Actual                $1,000          $1,013.44            $9.54         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Advisor Class
Actual                $1,000          $1,019.65            $4.48         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%

Class R
Actual                $1,000          $1,016.99            $7.02         1.38%
Hypothetical**        $1,000          $1,018.25            $7.02         1.38%

Class K
Actual                $1,000          $1,017.86            $5.75         1.13%
Hypothetical**        $1,000          $1,019.51            $5.75         1.13%

Class I
Actual                $1,000          $1,018.73            $4.48         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%


30 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


FUND EXPENSES
(continued from previous page)

2045 Retirement Strategy

                   Beginning             Ending                     Annualized
               Account Value      Account Value    Expenses Paid       Expense
               March 1, 2006    August 31, 2006    During Period*        Ratio*
-------------------------------------------------------------------------------
Class A
Actual                $1,000          $1,015.11            $5.99         1.18%
Hypothetical**        $1,000          $1,019.26            $6.01         1.18%

Class B
Actual                $1,000          $1,012.50            $9.54         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Class C
Actual                $1,000          $1,012.50            $9.54         1.88%
Hypothetical**        $1,000          $1,015.73            $9.55         1.88%

Advisor Class
Actual                $1,000          $1,016.87            $4.47         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%

Class R
Actual                $1,000          $1,015.14            $7.01         1.38%
Hypothetical**        $1,000          $1,018.25            $7.02         1.38%

Class K
Actual                $1,000          $1,016.00            $5.74         1.13%
Hypothetical**        $1,000          $1,019.51            $5.75         1.13%

Class I
Actual                $1,000          $1,016.87            $4.47         0.88%
Hypothetical**        $1,000          $1,020.77            $4.48         0.88%


* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 31


2000 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets ($thousand): $1,054


HOLDINGS BREAKDOWN*
[ ]  17.0%   Intermediate Duration Bond Portfolio          [PIE CHART OMITTED]
[ ]  15.0%   Inflation Protected Securities Portfolio
[ ]  12.2%   U.S. Large Cap Growth Portfolio
[ ]  12.2%   U.S. Value Portfolio
[ ]  11.7%   Short Duration Bond Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   6.3%   International Growth Portfolio
[ ]   6.3%   International Value Portfolio
[ ]   4.3%   High Yield Portfolio
[ ]   2.5%   Small-Mid Cap Growth Portfolio
[ ]   2.5%   Small-Mid Cap Value Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 166-239.


32 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2005 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets ($thousand): $4,637


HOLDINGS BREAKDOWN*
[ ]  14.7%   U.S. Large Cap Growth Portfolio               [PIE CHART OMITTED]
[ ]  14.7%   U.S. Value Portfolio
[ ]  14.6%   Intermediate Duration Bond Portfolio
[ ]  14.3%   Inflation Protected Securities Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.8%   International Growth Portfolio
[ ]   7.8%   International Value Portfolio
[ ]   6.4%   High Yield Portfolio
[ ]   3.5%   Small-Mid Cap Growth Portfolio
[ ]   3.5%   Small-Mid Cap Value Portfolio
[ ]   2.7%   Short Duration Bond Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 166-239.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 33


2010 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets ($thousand): $13,284


HOLDINGS BREAKDOWN*
[ ]  16.6%   U.S. Large Cap Growth Portfolio               [PIE CHART OMITTED]
[ ]  16.5%   U.S. Value Portfolio
[ ]  12.6%   Intermediate Duration Bond Portfolio
[ ]  10.5%   Inflation Protected Securities Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   8.9%   International Growth Portfolio
[ ]   8.9%   International Value Portfolio
[ ]   7.0%   High Yield Portfolio
[ ]   4.5%   Small-Mid Cap Growth Portfolio
[ ]   4.5%   Small-Mid Cap Value Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 166-239.


34 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2015 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets ($thousand): $15,046


HOLDINGS BREAKDOWN*
[ ]  18.0%   U.S. Large Cap Growth Portfolio               [PIE CHART OMITTED]
[ ]  18.0%   U.S. Value Portfolio
[ ]  10.6%   Intermediate Duration Bond Portfolio
[ ]  10.1%   International Growth Portfolio
[ ]  10.1%   International Value Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.0%   High Yield Portfolio
[ ]   5.6%   Inflation Protected Securities Portfolio
[ ]   5.3%   Small-Mid Cap Growth Portfolio
[ ]   5.3%   Small-Mid Cap Value Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 166-239.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 35


2020 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets ($thousand): $17,113


HOLDINGS BREAKDOWN*
[ ]  19.9%   U.S. Large Cap Growth Portfolio               [PIE CHART OMITTED]
[ ]  19.9%   U.S. Value Portfolio
[ ]  11.2%   International Growth Portfolio
[ ]  11.2%   International Value Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.9%   Intermediate Duration Bond Portfolio
[ ]   7.0%   High Yield Portfolio
[ ]   5.9%   Small-Mid Cap Growth Portfolio
[ ]   5.8%   Small-Mid Cap Value Portfolio
[ ]   1.2%   Inflation Protected Securities Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 166-239.


36 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2025 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets ($thousand): $16,577


HOLDINGS BREAKDOWN*
[ ]  21.7%   U.S. Large Cap Growth Portfolio               [PIE CHART OMITTED]
[ ]  21.7%   U.S. Value Portfolio
[ ]  12.2%   International Growth Portfolio
[ ]  12.2%   International Value Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   6.5%   Small-Mid Cap Growth Portfolio
[ ]   6.5%   Small-Mid Cap Value Portfolio
[ ]   5.7%   High Yield Portfolio
[ ]   3.5%   Intermediate Duration Bond Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 166-239.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 37


2030 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets ($thousand): $9,066


HOLDINGS BREAKDOWN*
[ ]  23.5%   U.S. Large Cap Growth Portfolio               [PIE CHART OMITTED]
[ ]  23.5%   U.S. Value Portfolio
[ ]  13.2%   International Growth Portfolio
[ ]  13.2%   International Value Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.3%   Small-Mid Cap Growth Portfolio
[ ]   7.2%   Small-Mid Cap Value Portfolio
[ ]   1.5%   High Yield Portfolio
[ ]   0.6%   Intermediate Duration Bond Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 166-239.


38 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2035 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets ($thousand): $6,903


HOLDINGS BREAKDOWN*
[ ]  24.0%   U.S. Large Cap Growth Portfolio               [PIE CHART OMITTED]
[ ]  24.0%   U.S. Value Portfolio
[ ]  13.5%   International Growth Portfolio
[ ]  13.5%   International Value Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.5%   Small-Mid Cap Growth Portfolio
[ ]   7.5%   Small-Mid Cap Value Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 166-239.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 39


2040 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets ($thousand): $3,473


HOLDINGS BREAKDOWN*
[ ]  24.0%   U.S. Large Cap Growth Portfolio               [PIE CHART OMITTED]
[ ]  24.0%   U.S. Value Portfolio
[ ]  13.5%   International Growth Portfolio
[ ]  13.5%   International Value Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.5%   Small-Mid Cap Growth Portfolio
[ ]   7.5%   Small-Mid Cap Value Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 166-239.


40 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2045 RETIREMENT STRATEGY
PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets ($thousand): $2,362


HOLDINGS BREAKDOWN*
[ ]  24.0%   U.S. Large Cap Growth Portfolio               [PIE CHART OMITTED]
[ ]  24.0%   U.S. Value Portfolio
[ ]  13.5%   International Growth Portfolio
[ ]  13.5%   International Value Portfolio
[ ]  10.0%   Global Real Estate Investment Portfolio
[ ]   7.5%   Small-Mid Cap Growth Portfolio
[ ]   7.5%   Small-Mid Cap Value Portfolio


* All data are as of August 31, 2006. The Strategy's holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Strategy's holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 166-239.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 41


STATEMENT OF NET ASSETS
August 31, 2006

                                                                       2000
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein Intermediate Duration Bond
    (shares of 19,168)                                             $    188,995
  AllianceBernstein Inflation Protected Securities
    (shares of 16,805)                                                  166,536
  AllianceBernstein U.S. Large Cap Growth (shares of 12,159)            134,847
  AllianceBernstein U.S. Value (shares of 11,809)                       134,736
  AllianceBernstein Short Duration Bond (shares of 13,068)              129,767
  AllianceBernstein Global Real Estate Investment
    (shares of 8,464)                                                   111,223
  AllianceBernstein International Growth (shares of 5,558)               69,693
  AllianceBernstein International Value (shares of 5,033)                69,653
  AllianceBernstein High Yield (shares of 4,718)                         47,137
  AllianceBernstein Small-Mid Cap Growth (shares of 2,375)               28,127
  AllianceBernstein Small-Mid Cap Value (shares of 2,532)                28,058
    Total Investments (cost $1,081,959)                               1,108,772
Receivable due from Adviser                                              67,215
Receivable for capital stock sold                                            25
Total assets                                                          1,176,012

Liabilities
Registration fee payable                                                 94,398
Custody fee payable                                                      11,417
Transfer Agent fee payable                                                1,500
Distribution fee payable                                                    242
Payable for investment securities purchased                                  25
Accrued expenses and other liabilities                                   14,580
Total liabilities                                                       122,162
Net Assets                                                         $  1,053,850

Composition of Net Assets
Capital stock, at par                                              $         97
Additional paid-in capital                                            1,025,860
Undistributed net investment income                                       5,825
Accumulated net realized loss on investment transactions                 (4,745)
Net unrealized appreciation of investments                               26,813
                                                                   $  1,053,850

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                          Shares         Net Asset
Class                Net Assets        Outstanding         Value
-----------------------------------------------------------------------
A                    $ 937,784           86,189           $ 10.88*
B                    $  29,240            2,705           $ 10.81
C                    $  33,891            3,135           $ 10.81
Advisor              $  10,921            1,000           $ 10.92
R                    $  11,879            1,093           $ 10.87
K                    $  19,215            1,764           $ 10.89
I                    $  10,920            1,000           $ 10.92


* The maximum offering price per share for Class A shares was $11.36 which reflects a sales charge of 4.25%.

See notes to financial statements.


42 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
August 31, 2006

                                                                       2005
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 61,231)       $    679,052
  AllianceBernstein U.S. Value (shares of 59,514)                       679,052
  AllianceBernstein Intermediate Duration Bond
    (shares of 68,169)                                                  672,147
  AllianceBernstein Inflation Protected Securities
    (shares of 66,431)                                                  658,335
  AllianceBernstein Global Real Estate Investment
    (shares of 35,036)                                                  460,371
  AllianceBernstein International Growth (shares of 28,635)             359,087
  AllianceBernstein International Value (shares of 25,946)              359,087
  AllianceBernstein High Yield (shares of 29,493)                       294,634
  AllianceBernstein Small-Mid Cap Growth (shares of 13,424)             158,944
  AllianceBernstein Small-Mid Cap Value (shares of 14,334)              158,821
  AllianceBernstein Short Duration Bond (shares of 12,517)              124,292
    Total investments (cost $4,377,167)                               4,603,822
Receivable due from Adviser                                              64,975
Receivable for capital stock sold                                        21,141
Total assets                                                          4,689,938

Liabilities
Payable for investment securities purchased                              20,771
Custody fee payable                                                      11,417
Printing fee payable                                                      5,412
Audit fee payable                                                         4,821
Legal fee payable                                                         3,913
Transfer Agent fee payable                                                1,500
Distribution fee payable                                                  1,479
Payable for capital stock redeemed                                          262
Accrued expenses and other liabilities                                    3,311
Total liabilities                                                        52,886
Net Assets                                                         $  4,637,052

Composition of Net Assets
Capital stock, at par                                              $        425
Additional paid-in capital                                            4,384,280
Undistributed net investment income                                      41,238
Accumulated net realized loss on investment transactions                (15,546)
Net unrealized appreciation of investments                              226,655
                                                                   $  4,637,052

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                         Shares         Net Asset
Class               Net Assets        Outstanding         Value
-----------------------------------------------------------------------
A                  $ 3,897,712          356,959          $ 10.92*
B                  $   356,739           32,899          $ 10.84
C                  $   167,114           15,427          $ 10.83
Advisor            $    10,945            1,000          $ 10.95
R                  $    28,085            2,579          $ 10.89
K                  $   164,198           15,045          $ 10.91
I                  $    12,259            1,120          $ 10.95


* The maximum offering price per share for Class A shares was $11.40 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 43


STATEMENT OF NET ASSETS
August 31, 2006

                                                                       2010
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 197,816)      $  2,193,783
  AllianceBernstein U.S. Value (shares of 191,795)                    2,188,379
  AllianceBernstein Intermediate Duration Bond
    (shares of 168,913)                                               1,665,484
  AllianceBernstein Inflation Protected Securities
    (shares of 140,132)                                               1,388,711
  AllianceBernstein Global Real Estate Investment
    (shares of 101,159)                                               1,329,229
  AllianceBernstein International Growth (shares of 94,283)           1,182,303
  AllianceBernstein International Value (shares of 85,426)            1,182,303
  AllianceBernstein High Yield (shares of 92,509)                       924,165
  AllianceBernstein Small-Mid Cap Growth (shares of 50,079)             592,930
  AllianceBernstein Small-Mid Cap Value (shares of 53,299)              590,555
    Total investments (cost $12,795,559)                             13,237,842
Receivable due from Adviser                                              59,395
Receivable for capital stock sold                                        29,070
Total assets                                                         13,326,307

Liabilities
Custody fee payable                                                      11,417
Payable for investment securities purchased                               7,785
Audit fee payable                                                         4,821
Distribution fee payable                                                  3,828
Legal fee payable                                                         3,797
Printing fee payable                                                      3,754
Transfer Agent fee payable                                                1,500
Payable for capital stock redeemed                                          918
Accrued expenses and other liabilities                                    4,837
Total liabilities                                                        42,657
Net Assets                                                         $ 13,283,650

Composition of Net Assets
Capital stock, at par                                              $      1,209
Additional paid-in capital                                           12,769,842
Undistributed net investment income                                      73,976
Accumulated net realized loss on investment transactions                 (3,660)
Net unrealized appreciation of investments                              442,283
                                                                   $ 13,283,650

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                        Shares          Net Asset
Class               Net Assets       Outstanding          Value
-----------------------------------------------------------------------
A                  $ 9,180,419          834,869          $ 11.00*
B                  $   621,689           56,944          $ 10.92
C                  $   899,348           82,350          $ 10.92
Advisor            $   272,040           24,680          $ 11.02
R                  $   141,434           12,886          $ 10.98
K                  $ 1,987,497          180,681          $ 11.00
I                  $   181,223           16,435          $ 11.03


* The maximum offering price per share for Class A shares was $11.49 which reflects a sales charge of 4.25%.

See notes to financial statements.


44 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
August 31, 2006

                                                                       2015
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 242,242)      $  2,686,466
  AllianceBernstein U.S. Value (shares of 235,448)                    2,686,466
  AllianceBernstein Intermediate Duration Bond
    (shares of 160,094)                                               1,578,522
  AllianceBernstein International Growth (shares of 120,298)          1,508,531
  AllianceBernstein International Value (shares of 108,998)           1,508,531
  AllianceBernstein Global Real Estate Investment
    (shares of 113,331)                                               1,489,171
  AllianceBernstein High Yield (shares of 104,346)                    1,042,420
  AllianceBernstein Inflation Protected Securities
    (shares of 82,648)                                                  819,044
  AllianceBernstein Small-Mid Cap Growth (shares of 66,409)             786,283
  AllianceBernstein Small-Mid Cap Value (shares of 70,964)              786,283
    Total Investments (cost $14,455,433)                             14,891,717
Receivable for capital stock sold                                       634,528
Receivable due from Adviser                                              59,179
Total assets                                                         15,585,424

Liabilities
Payable for investment securities purchased                             504,642
Distribution fee payable                                                  4,170
Transfer Agent fee payable                                                1,500
Accrued expenses and other liabilities                                   29,015
Total liabilities                                                       539,327
Net Assets                                                         $ 15,046,097

Composition of Net Assets
Capital stock, at par                                              $      1,357
Additional paid-in capital                                           14,599,895
Undistributed net investment income                                      48,965
Accumulated net realized loss on investment transactions                (40,404)
Net unrealized appreciation of investments                              436,284
                                                                   $ 15,046,097

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                        Shares          Redemption
Class               Net Assets       Outstanding           Price
-----------------------------------------------------------------------
A                  $ 8,276,549          746,287           $ 11.09*
B                  $ 1,207,050          109,526           $ 11.02
C                  $   378,170           34,318           $ 11.02
Advisor            $   124,307           11,170           $ 11.13
R                  $   409,999           37,053           $ 11.07
K                  $ 4,342,270          391,245           $ 11.10
I                  $   307,752           27,661           $ 11.13


* The maximum offering price per share for Class A shares was $11.58 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 45


STATEMENT OF NET ASSETS
August 31, 2006

                                                                       2020
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 308,401)      $  3,420,170
  AllianceBernstein U.S. Value (shares of 299,752)                    3,420,170
  AllianceBernstein International Growth (shares of 153,474)          1,924,559
  AllianceBernstein International Value (shares of 139,058)           1,924,559
  AllianceBernstein Global Real Estate Investment
    (shares of 131,108)                                               1,722,760
  AllianceBernstein Intermediate Duration Bond
    (shares of 137,653)                                               1,357,258
  AllianceBernstein High Yield (shares of 120,374)                    1,202,540
  AllianceBernstein Small-Mid Cap Growth (shares of 85,117)           1,007,784
  AllianceBernstein Small-Mid Cap Value (shares of 90,730)            1,005,286
  AllianceBernstein Inflation Protected Securities
    (shares of 20,772)                                                  205,847
    Total investments (cost $16,756,951)                             17,190,933
Receivable due from Adviser                                              56,442
Receivable for capital stock sold                                        48,139
Total assets                                                         17,295,514

Liabilities
Payable for capital stock redeemed                                      109,755
Payable for investment securities purchased                              37,930
Custody fee payable                                                      11,417
Distribution fee payable                                                  4,678
Transfer Agent fee payable                                                1,500
Accrued expenses and other liabilities                                   17,219
Total liabilities                                                       182,499
Net Assets                                                         $ 17,113,015

Composition of Net Assets
Capital stock, at par                                              $      1,532
Additional paid-in capital                                           16,637,203
Undistributed net investment income                                      47,180
Accumulated net realized loss on investment transactions                 (6,882)
Net unrealized appreciation of investments                              433,982
                                                                   $ 17,113,015

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                        Shares          Net Asset
Class               Net Assets       Outstanding           Value
-----------------------------------------------------------------------
A                  $ 9,573,144          856,468          $ 11.18*
B                  $   981,821           88,482          $ 11.10
C                  $   584,864           52,701          $ 11.10
Advisor            $    40,973            3,655          $ 11.21
R                  $   502,053           44,996          $ 11.16
K                  $ 4,303,102          384,778          $ 11.18
I                  $ 1,127,058          100,583          $ 11.21


* The maximum offering price per share for Class A shares was $11.68 which reflects a sales charge of 4.25%.

See notes to financial statements.


46 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
August 31, 2006

                                                                       2025
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 321,196)      $  3,562,060
  AllianceBernstein U.S. Value (shares of 312,188)                    3,562,060
  AllianceBernstein International Growth (shares of 159,553)          2,000,788
  AllianceBernstein International Value (shares of 144,566)           2,000,788
  AllianceBernstein Global Real Estate Investment
    (shares of 124,809)                                               1,639,990
  AllianceBernstein Small-Mid Cap Growth (shares of 90,449)           1,070,914
  AllianceBernstein Small-Mid Cap Value (shares of 96,653)            1,070,914
  AllianceBernstein High Yield (shares of 91,931)                       918,396
  AllianceBernstein Intermediate Duration Bond
    (shares of 58,215)                                                  573,997
    Total investments (cost $16,064,052)                             16,399,907
Receivable for capital stock sold                                       274,585
Receivable due from Adviser                                              57,711
Total assets                                                         16,732,203

Liabilities
Payable for investment securities purchased                             117,937
Custody fee payable                                                      11,417
Distribution fee payable                                                  3,992
Transfer Agent fee payable                                                1,500
Payable for capital stock redeemed                                          550
Accrued expenses and other liabilities                                   19,981
Total liabilities                                                       155,377
Net Assets                                                         $ 16,576,826

Composition of Net Assets
Capital stock, at par                                              $      1,450
Additional paid-in capital                                           16,197,612
Accumulated net investment income                                        50,238
Accumulated net realized loss on investment transactions                 (8,329)
Net unrealized appreciation of investments                              335,855
                                                                   $ 16,576,826

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                         Shares         Net Asset
Class               Net Assets        Outstanding         Value
-----------------------------------------------------------------------
A                  $ 7,332,428          641,053          $ 11.44*
B                  $   524,662           46,228          $ 11.35
C                  $   385,782           33,963          $ 11.36
Advisor            $   236,432           20,620          $ 11.47
R                  $   477,717           41,863          $ 11.41
K                  $ 6,981,246          610,248          $ 11.44
I                  $   638,559           55,676          $ 11.47


* The maximum offering price per share for Class A shares was $11.95 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 47


STATEMENT OF NET ASSETS
August 31, 2006

                                                                       2030
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 190,532)      $  2,112,997
  AllianceBernstein U.S. Value (shares of 185,153)                    2,112,601
  AllianceBernstein International Growth (shares of 94,714)           1,187,709
  AllianceBernstein International Value (shares of 85,817)            1,187,709
  AllianceBernstein Global Real Estate Investment
    (shares of 68,694)                                                  902,642
  AllianceBernstein Small-Mid Cap Growth (shares of 55,589)             658,172
  AllianceBernstein Small-Mid Cap Value (shares of 59,164)              655,535
  AllianceBernstein High Yield (shares of 13,467)                       134,537
  AllianceBernstein Intermediate Duration Bond
    (shares of 5,464)                                                    53,871
    Total investments (cost $8,745,650)                               9,005,773
Receivable due from Adviser                                              62,105
Receivable for capital stock sold                                        52,328
Total assets                                                          9,120,206

Liabilities
Payable for investment securities purchased                              20,479
Custody fee payable                                                      11,417
Audit fee payable                                                         4,821
Printing fee payable                                                      4,754
Legal fee payable                                                         3,944
Distribution fee payable                                                  2,283
Transfer Agent fee payable                                                1,500
Payable for capital stock redeemed                                          419
Accrued expenses and other liabilities                                    4,235
Total liabilities                                                        53,852
Net Assets                                                         $  9,066,354

Composition of Net Assets
Capital stock, at par                                              $        807
Additional paid-in capital                                            8,794,170
Undistributed net investment income                                      14,131
Accumulated net realized loss on investment transactions                 (2,877)
Net unrealized appreciation of investments                              260,123
                                                                   $  9,066,354

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                         Shares          Net Asset
Class               Net Assets        Outstanding          Value
-----------------------------------------------------------------------
A                  $ 4,240,385          377,281           $ 11.24*
B                  $   374,029           33,567           $ 11.14
C                  $   230,061           20,630           $ 11.15
Advisor            $    31,434            2,791           $ 11.26
R                  $   635,562           56,564           $ 11.24
K                  $ 2,799,537          249,022           $ 11.24
I                  $   755,346           67,077           $ 11.26


* The maximum offering price per share for Class A shares was $11.74 which reflects a sales charge of 4.25%.

See notes to financial statements.


48 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
August 31, 2006

                                                                       2035
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 148,113)      $  1,642,573
  AllianceBernstein U.S. Value (shares of 143,959)                    1,642,573
  AllianceBernstein International Growth (shares of 73,680)             923,947
  AllianceBernstein International Value (shares of 66,759)              923,947
  AllianceBernstein Global Real Estate Investment
    (shares of 52,086)                                                  684,406
  AllianceBernstein Small-Mid Cap Growth (shares of 43,353)             513,304
  AllianceBernstein Small-Mid Cap Value (shares of 46,327)              513,304
    Total investments (cost $6,663,226)                               6,844,054
Receivable for capital stock sold                                        93,805
Receivable due from Adviser                                              63,514
Total assets                                                          7,001,373

Liabilities
Payable for investment securities purchased                              68,025
Custody fee payable                                                      11,417
Distribution fee payable                                                  1,877
Transfer Agent fee payable                                                1,500
Payable for capital stock redeemed                                        1,098
Accrued expenses and other liabilities                                   14,907
Total liabilities                                                        98,824
Net Assets                                                         $  6,902,549

Composition of Net Assets
Capital stock, at par                                              $        612
Additional paid-in capital                                            6,731,532
Undistributed net investment income                                       5,948
Accumulated net realized loss on investment transactions                (16,371)
Net unrealized appreciation of investments                              180,828
                                                                   $  6,902,549

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                        Shares          Net Asset
Class               Net Assets       Outstanding           Value
-----------------------------------------------------------------------
A                  $ 3,289,911          291,260          $ 11.30*
B                  $   349,442           31,153          $ 11.22
C                  $   398,063           35,497          $ 11.21
Advisor            $   228,101           20,143          $ 11.32
R                  $   587,346           52,163          $ 11.26
K                  $ 1,510,833          133,702          $ 11.30
I                  $   538,853           47,584          $ 11.32


* The maximum offering price per share for Class A shares was $11.80 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 49


STATEMENT OF NET ASSETS
August 31, 2006

                                                                       2040
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 76,197)       $    845,025
  AllianceBernstein U.S. Value (shares of 74,060)                       845,025
  AllianceBernstein International Growth (shares of 37,905)             475,326
  AllianceBernstein International Value (shares of 34,344)              475,326
  AllianceBernstein Global Real Estate Investment
    (shares of 26,796)                                                  352,095
  AllianceBernstein Small-Mid Cap Growth (shares of 22,303)             264,070
  AllianceBernstein Small-Mid Cap Value (shares of 23,833)              264,070
    Total investments (cost $3,440,374)                               3,520,937
Receivable due from Adviser                                              65,689
Receivable for capital stock sold                                        36,821
Total assets                                                          3,623,447

Liabilities
Registration fee payable                                                 94,399
Payable for investment securities purchased                              27,814
Custody fee payable                                                      11,417
Transfer Agent fee payable                                                1,500
Distribution fee payable                                                  1,072
Payable for capital stock redeemed                                          466
Accrued expenses                                                         13,524
Total liabilities                                                       150,192
Net Assets                                                         $  3,473,255

Composition of Net Assets
Capital stock, at par                                              $        305
Additional paid-in capital                                            3,407,465
Undistributed net investment income                                       2,602
Accumulated net realized loss on investment transactions                (17,680)
Net unrealized appreciation of investments                               80,563
                                                                   $  3,473,255

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                        Shares           Net Asset
Class               Net Assets       Outstanding           Value
-----------------------------------------------------------------------
A                  $ 1,763,909          154,933           $ 11.38*
B                  $   530,088           46,874           $ 11.31
C                  $   155,600           13,759           $ 11.31
Advisor            $    73,631            6,449           $ 11.42
R                  $   176,745           15,550           $ 11.37
K                  $   500,676           43,932           $ 11.40
I                  $   272,606           23,872           $ 11.42


* The maximum offering price per share for Class A shares was $11.89 which reflects a sales charge of 4.25%.

See notes to financial statements.


50 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


STATEMENT OF NET ASSETS
August 31, 2006

Statement of Net Assets

                                                                       2045
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
Assets
Investments in Underlying Portfolios, at value:
  AllianceBernstein U.S. Large Cap Growth (shares of 52,253)       $    579,478
  AllianceBernstein U.S. Value (shares of 50,786)                       579,478
  AllianceBernstein International Growth (shares of 25,993)             325,956
  AllianceBernstein International Value (shares of 23,552)              325,956
  AllianceBernstein Global Real Estate Investment
    (shares of 18,375)                                                  241,449
  AllianceBernstein Small-Mid Cap Growth (shares of 15,294)             181,087
  AllianceBernstein Small-Mid Cap Value (shares of 16,344)              181,087
    Total investments (cost $2,347,249)                               2,414,491
Receivable due from Adviser                                              66,315
Receivable for capital stock sold                                        20,264
Total assets                                                          2,501,070

Liabilities
Registration fee payable                                                 94,399
Payable for investment securities purchased                              15,959
Custody fee payable                                                      11,417
Transfer Agent fee payable                                                1,500
Payable for capital stock redeemed                                          941
Distribution fee payable                                                    622
Accrued expenses and other liabilities                                   14,340
Total liabilities                                                       139,178
Net Assets                                                         $  2,361,892

Composition of Net Assets
Capital stock, at par                                              $        207
Additional paid-in capital                                            2,298,262
Accumulated net investment income                                         3,290
Accumulated net realized loss on investment transactions                 (7,109)
Net unrealized appreciation of investments                               67,242
                                                                   $  2,361,892

Net Asset Value Per Share--36 billion shares of capital stock authorized, $.001 par value

                                         Shares         Net Asset
Class               Net Assets        Outstanding         Value
-----------------------------------------------------------------------
A                  $ 1,056,579           92,480          $ 11.42*
B                  $   140,415           12,382          $ 11.34
C                  $   129,422           11,415          $ 11.34
Advisor            $   245,283           21,424          $ 11.45
R                  $   209,636           18,396          $ 11.40
K                  $   483,646           42,308          $ 11.43
I                  $    96,911            8,463          $ 11.45


* The maximum offering price per share for Class A shares was $11.93 which reflects a sales charge of 4.25%.

See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 51


STATEMENT OF OPERATIONS
Year Ended August 31, 2006

                                       2000            2005            2010
                                    Retirement      Retirement      Retirement
                                     Strategy        Strategy        Strategy
                                  -------------   -------------   -------------
Investment Income
Income distributions from
  Underlying Portfolios           $       9,142   $      69,308   $     131,770

Expenses
Advisory fee                              1,760          15,893          32,117
Distribution fee--Class A                   707           7,779          10,536
Distribution fee--Class B                   136           1,069           2,954
Distribution fee--Class C                   263             475           2,575
Distribution fee--Class R                    53              81             290
Distribution fee--Class K                    32             263           2,466
Transfer agency--Class A                 15,392          19,138          16,528
Transfer agency--Class B                  1,052             764           1,521
Transfer agency--Class C                  2,172             355           1,153
Transfer agency--Advisor Class              909              86           1,140
Transfer agency--Class R                     29              40             148
Transfer agency--Class K                     25             210           2,007
Transfer agency--Class I                     14              13              45
Registration                            141,164         141,455         141,619
Administrative fee                       75,250          75,250          75,250
Custodian                                68,000          68,000          68,000
Audit                                    36,300          36,300          36,300
Legal                                    29,879          29,863          29,861
Printing                                 11,547          11,547          11,547
Directors' fees                           3,179           3,179           3,107
Miscellaneous                             7,004           7,002           7,002
Total expenses                          394,867         418,762         446,166
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                         (391,286)       (387,917)       (382,734)
Less: expense offset arrangement
  (see Note B)                              (54)            (84)           (183)
Net expenses                              3,527          30,761          63,249
Net investment income                     5,615          38,547          68,521

Realized and Unrealized Gain
(Loss) on Investment Transactions
Net realized gain (loss) on:
  Sale of Underlying Portfolio
    shares                               (4,937)        (19,055)        (11,879)
  Net realized gain distributions
    from Underlying Portfolios              279           5,164          12,150
Net change in unrealized
  appreciation/depreciation
  of investments                         26,813         226,655         442,283
Net gain on investment
  transactions                           22,155         212,764         442,554

Net Increase in Net Assets
  from Operations                 $      27,770   $     251,311   $     511,075


See notes to financial statements.


52 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                       2015            2020            2025
                                    Retirement      Retirement      Retirement
                                     Strategy        Strategy        Strategy
                                  -------------   -------------   -------------
Investment Income
Income distributions from
  Underlying Portfolios           $     107,442   $     111,410   $     118,934

Expenses
Advisory fee                             29,158          34,421          38,278
Distribution fee--Class A                 7,830           8,172           6,644
Distribution fee--Class B                 6,180           4,663           1,829
Distribution fee--Class C                 2,043           2,425           1,551
Distribution fee--Class R                   728             494           1,148
Distribution fee--Class K                 3,021           3,693           7,130
Transfer agency--Class A                 15,108          15,403          16,224
Transfer agency--Class B                  3,869           3,151           1,371
Transfer agency--Class C                  1,345           1,589           1,193
Transfer agency--Advisor Class              125              98             914
Transfer agency--Class R                    378             246             610
Transfer agency--Class K                  2,482           3,006           5,922
Transfer agency--Class I                     67             349             182
Registration                            141,516         141,549         141,702
Administrative fee                       75,250          75,250          75,250
Custodian                                68,000          68,000          68,000
Audit                                    36,300          36,300          36,300
Legal                                    29,866          29,870          29,873
Printing                                 11,547          11,547          11,547
Directors' fees                           3,179           3,179           3,179
Miscellaneous                             7,004           7,004           7,002
Total expenses                          444,996         450,409         455,849
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                         (384,550)       (383,947)       (385,270)
Less: expense offset arrangement
  (see Note B)                             (308)           (413)           (455)
Net expenses                             60,138          66,049          70,124
Net investment income                    47,304          45,361          48,810

Realized and Unrealized Gain
(Loss) on Investment Transactions
Net realized gain (loss) on:
  Sale of Underlying Portfolio
    shares                              (42,654)         (9,462)        (10,243)
  Net realized gain distributions
    from Underlying Portfolios            3,336           3,832           2,840
Net change in unrealized
  appreciation/depreciation
  of investments                        436,284         433,982         335,855
Net gain on investment
  transactions                          396,966         428,352         328,452

Net Increase in Net Assets
  from Operations                 $     444,270   $     473,713   $     377,262


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 53


                                       2030            2035            2040
                                    Retirement      Retirement      Retirement
                                     Strategy        Strategy        Strategy
                                  -------------   -------------   -------------
Investment Income
Income distributions from
  Underlying Portfolios           $      51,862   $      33,209   $      17,159

Expenses
Advisory fee                             21,454          14,795           7,617
Distribution fee--Class A                 4,375           3,358           1,452
Distribution fee--Class B                 1,929           1,086           1,949
Distribution fee--Class C                 1,200           1,745             508
Distribution fee--Class R                   699             698             312
Distribution fee--Class K                 2,430           1,221             533
Transfer agency--Class A                 15,881          14,665          12,030
Transfer agency--Class B                  2,278           1,398           4,965
Transfer agency--Class C                  1,400           2,388           1,302
Transfer agency--Advisor Class              322           1,546           1,775
Transfer agency--Class R                    357             352             176
Transfer agency--Class K                  2,017           1,074             497
Transfer agency--Class I                    515             197             165
Registration                            141,421         141,317         141,224
Administrative fee                       75,250          75,250          75,250
Custodian                                68,000          68,000          68,000
Audit                                    36,300          36,300          36,300
Legal                                    29,870          29,866          29,869
Printing                                 11,547          11,547          11,547
Directors' fees                           3,179           3,179           3,179
Miscellaneous                             7,003           7,003           6,771
Total expenses                          427,427         416,985         405,421
Less: expenses waived and
  reimbursed by the Adviser
  (see Note B)                         (387,374)       (388,391)       (389,965)
Less: expense offset arrangement
  (see Note B)                             (375)           (456)           (389)
Net expenses                             39,678          28,138          15,067
Net investment income                    12,184           5,071           2,092

Realized and Unrealized Gain
(Loss) on Investment Transactions
Net realized gain (loss) on:
  Sale of Underlying Portfolio
    shares                               (5,811)        (17,666)        (18,419)
  Net realized gain distributions
    from Underlying Portfolios            4,328           1,909           1,090
Net change in unrealized
  appreciation/depreciation
  of investments                        260,123         180,828          80,563
Net gain on investment
  transactions                          258,640         165,071          63,234

Net Increase in Net Assets
  from Operations                 $     270,824   $     170,142   $      65,326


See notes to financial statements.


54 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                                       2045
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
Investment Income
Income distributions from Underlying Portfolios                    $     13,080

Expenses
Advisory fee                                                              5,418
Distribution fee--Class A                                                   868
Distribution fee--Class B                                                   670
Distribution fee--Class C                                                   449
Distribution fee--Class R                                                   368
Distribution fee--Class K                                                   526
Transfer agency--Class A                                                 10,379
Transfer agency--Class B                                                  2,883
Transfer agency--Class C                                                  1,960
Transfer agency--Advisor Class                                            4,928
Transfer agency--Class R                                                    211
Transfer agency--Class K                                                    520
Transfer agency--Class I                                                     58
Registration                                                            141,218
Administrative fee                                                       75,250
Custodian                                                                68,000
Audit                                                                    36,300
Legal                                                                    29,872
Printing                                                                 11,547
Directors' fees                                                           3,179
Miscellaneous                                                             6,602
Total expenses                                                          401,206
Less: expenses waived and reimbursed by the Adviser
  (see Note B)                                                         (390,600)
Less: expense offset arrangement (see Note B)                              (390)
Net expenses                                                             10,216
Net investment income                                                     2,864

Realized and Unrealized Gain (Loss) on Investment
Transactions
Net realized gain (loss) on:
  Sale of Underlying Portfolio shares                                    (7,700)
  Net realized gain distributions from Underlying Portfolios                872
Net change in unrealized appreciation/depreciation
  of investments                                                         67,242
Net gain on investment transactions                                      60,414

Net Increase in Net Assets from Operations                         $     63,278


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 55


STATEMENT OF CHANGES IN NET ASSETS

                                                                       2000
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                    Year Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $      5,615
Net realized loss on sale of Underlying Portfolio shares                 (4,937)
Net realized gain distributions from Underlying Portfolios                  279
Net change in unrealized appreciation/depreciation of
  investments                                                            26,813
Net increase in net assets from operations                               27,770

Capital Stock Transactions
Net increase                                                          1,026,080
Total increase                                                        1,053,850

Net Assets
Beginning of period                                                          -0-
End of period, (including undistributed net investment
  income of $5,825)                                                $  1,053,850


See notes to financial statements.


56 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

                                                                       2005
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                    Year Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $     38,547
Net realized loss on sale of Underlying Portfolio shares                (19,055)
Net realized gain distributions from Underlying Portfolios                5,164
Net change in unrealized appreciation/depreciation of
  investments                                                           226,655
Net increase in net assets from operations                              251,311

Capital Stock Transactions
Net increase                                                          4,385,741
Total increase                                                        4,637,052

Net Assets
Beginning of period                                                          -0-
End of period, (including undistributed net investment
  income of $41,238)                                               $  4,637,052


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 57


                                                                       2010
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                    Year Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $     68,521
Net realized loss on sale of Underlying Portfolio shares                (11,879)
Net realized gain distributions from Underlying Portfolios               12,150
Net change in unrealized appreciation/depreciation of
  investments                                                           442,283
Net increase in net assets from operations                              511,075

Capital Stock Transactions
Net increase                                                         12,772,575
Total increase                                                       13,283,650

Net Assets
Beginning of period                                                          -0-
End of period, (including undistributed net investment
  income of $73,976)                                               $ 13,283,650


See notes to financial statements.


58 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                                       2015
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                    Year Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $     47,304
Net realized loss on sale of Underlying Portfolio shares                (42,654)
Net realized gain distributions from Underlying Portfolios                3,336
Net change in unrealized appreciation/depreciation of
  investments                                                           436,284
Net increase in net assets from operations                              444,270

Capital Stock Transactions
Net increase                                                         14,601,827
Total increase                                                       15,046,097

Net Assets
Beginning of period                                                          -0-
End of period, (including undistributed net investment
  income of $48,965)                                               $ 15,046,097


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 59


                                                                       2020
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                    Year Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $     45,361
Net realized loss on sale of Underlying Portfolio shares                 (9,462)
Net realized gain distributions from Underlying Portfolios                3,832
Net change in unrealized appreciation/depreciation of
  investments                                                           433,982
Net increase in net assets from operations                              473,713

Capital Stock Transactions
Net increase                                                         16,639,302
Total increase                                                       17,113,015

Net Assets
Beginning of period                                                          -0-
End of period, (including undistributed net investment
  income of $47,180)                                               $ 17,113,015


See notes to financial statements.


60 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

                                                                       2025
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                    Year Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $     48,810
Net realized loss on sale of Underlying Portfolio shares                (10,243)
Net realized gain distributions from Underlying Portfolios                2,840
Net change in unrealized appreciation/depreciation of
  investments                                                           335,855
Net increase in net assets from operations                              377,262

Capital Stock Transactions
Net increase                                                         16,199,564
Total increase                                                       16,576,826

Net Assets
Beginning of period                                                          -0-
End of period, (including undistributed net investment
  income of $50,238)                                               $ 16,576,826


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 61

                                                                       2030
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                    Year Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $     12,184
Net realized loss on sale of Underlying Portfolio shares                 (5,811)
Net realized gain distributions from Underlying Portfolios                4,328
Net change in unrealized appreciation/depreciation of
  investments                                                           260,123
Net increase in net assets from operations                              270,824

Capital Stock Transactions
Net increase                                                          8,795,530
Total increase                                                        9,066,354

Net Assets
Beginning of period                                                          -0-
End of period, (including undistributed net investment
  income of $14,131)                                               $  9,066,354


See notes to financial statements.


62 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                                       2035
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                    Year Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $      5,071
Net realized loss on sale of Underlying Portfolio shares                (17,666)
Net realized gain distributions from Underlying Portfolios                1,909
Net change in unrealized appreciation/depreciation of
  investments                                                           180,828
Net increase in net assets from operations                              170,142

Capital Stock Transactions
Net increase                                                          6,732,407
Total increase                                                        6,902,549

Net Assets
Beginning of period                                                          -0-
End of period, (including undistributed net investment
  income of $5,948)                                                $  6,902,549


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 63


                                                                       2040
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                    Year Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $      2,092
Net realized loss on sale of Underlying Portfolio shares                (18,419)
Net realized gain distributions from Underlying Portfolios                1,090
Net change in unrealized appreciation/depreciation of
  investments                                                            80,563
Net increase in net assets from operations                               65,326

Capital Stock Transactions
Net increase                                                          3,407,929
Total increase                                                        3,473,255

Net Assets
Beginning of period                                                          -0-
End of period, (including undistributed net investment
  income of $2,602)                                                $  3,473,255


See notes to financial statements.


64 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

                                                                       2045
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                    Year Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $      2,864
Net realized loss on sale of Underlying Portfolio shares                 (7,700)
Net realized gain distributions from Underlying Portfolios                  872
Net change in unrealized appreciation/depreciation of
  investments                                                            67,242
Net increase in net assets from operations                               63,278

Capital Stock Transactions
Net increase                                                          2,298,614
Total increase                                                        2,361,892

Net Assets
Beginning of period                                                          -0-
End of period, (including undistributed net investment
  income of $3,290)                                                $  2,361,892


See notes to financial statements.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 65


NOTES TO FINANCIAL STATEMENTS
August 31, 2006

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies Portfolios (the "Strategies") commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the "Company"). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 12 portfolios, which are the ten Strategies, the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio and the AllianceBernstein Blended Style Series Global Blend Portfolio. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy and the AllianceBernstein 2045 Retirement Strategy (each a "Strategy" together, the "Strategies"). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the calendar month of purchase will convert to Class A shares. Class C shares are subject to a deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent sales charge. Advisor Class and Class I shares are sold without an initial or contingent sales charge and are not subject to on going distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the "Underlying Portfolios") representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P. (the "Adviser"). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Strategies' Statement


66 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00pm Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is each Strategy's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based in the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to net assets. Expenses of the Company are charged to each Strategy in proportion to net assets. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 67


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser at the annual rates as follows:

                                                   Average Daily Net Assets
                          ----------------------------------------------------------------------
Strategy                    First $2.5 Billion    Next $2.5 Billion    In Excess of $5 Billion
------------------------------------------------------------------------------------------------
2020, 2025, 2030, 2035,
  2040 and 2045                    .65%                  .55%                   .50%
2010 and 2015                      .60%                  .50%                   .45%
2000 and 2005                      .55%                  .45%                   .40%

Such fees are accrued daily and paid monthly.

The Strategies compensate AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 per Strategy for the year ended August 31, 2006.

For the year ended August 31, 2006, the Strategies' expenses were reduced under an expense offset arrangement with ABIS as follows:

Strategy                Reduction         Strategy          Reduction
----------------------------------------------------------------------------
2000                     $   54             2025            $   455
2005                         84             2030                375
2010                        183             2035                456
2015                        308             2040                389
2020                        413             2045                390

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

                                          Advisor
Strategy   Class A   Class B   Class C     Class   Class R   Class K   Class I
-------------------------------------------------------------------------------
2000        1.10%     1.80%     1.80%      .80%     1.30%     1.05%      .80%
2005        1.10%     1.80%     1.80%      .80%     1.30%     1.05%      .80%
2010        1.20%     1.90%     1.90%      .90%     1.40%     1.15%      .90%
2015        1.20%     1.90%     1.90%      .90%     1.40%     1.15%      .90%
2020        1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%
2025        1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%
2030        1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%
2035        1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%
2040        1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%
2045        1.25%     1.95%     1.95%      .95%     1.45%     1.20%      .95%


68 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


For the year ended August 31, 2006, such waivers amounted to:

Strategy          Waivers          Strategy          Waivers
----------------------------------------------------------------
2000             $316,036          2025             $310,020
2005             $312,667          2030             $312,124
2010             $307,484          2035             $313,141
2015             $309,300          2040             $314,715
2020             $308,697          2045             $315,350

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Strategies. For the year ended August 31, 2006, the Adviser voluntarily agreed to waive its fees. Such waiver amounted to $75,250 per Strategy.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies' shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2006 as follows:

                  Front End
              Sales Charges               Contingent Deferred Sales Charges
              -----------------------------------------------------------------
Strategy          Class A           Class A           Class B          Class C
-------------------------------------------------------------------------------
2000              $   405          $     -0-         $     -0-        $     -0-
2005                2,372                -0-              159               -0-
2010                3,059                 1               715              190
2015                4,243                -0-              511              200
2020                3,831                47             1,383              103
2025                5,621                -0-              798              109
2030                2,372                -0-              555              108
2035                  971                -0-               -0-             110
2040                  418                -0-              400              100
2045                  347                -0-              313               92

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 69


assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategies for Class B, Class C, Class R and Class K shares as follows:

Strategy        Class B           Class C           Class R          Class K
-------------------------------------------------------------------------------
2000           $ 51,969          $ 61,561          $ 48,358         $ 51,454
2005             69,819            50,565            43,768           51,780
2010             64,843            67,488            46,612          111,945
2015            103,423            56,176            53,437          128,322
2020             92,647            60,976            48,465          140,209
2025             62,884            52,957            56,309          210,160
2030             66,311            53,685            58,250          144,834
2035             65,023            69,588            61,941          113,197
2040            103,927            56,561            60,266          102,475
2045             69,463            54,856            73,164          129,861

Such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies' shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2006 were as follows:

Strategy                          Purchases           Sales
------------------------------------------------------------------
2000                            $  1,291,052       $  204,156
2005                               5,772,728        1,376,506
2010                              13,208,875          401,437
2015                              15,149,881          651,794
2020                              17,043,022          276,608
2025                              16,481,627          407,331
2030                               8,988,950          237,489
2035                               6,942,439          261,546
2040                               3,729,461          270,668
2045                               2,476,468          121,520


70 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

                                      Gross Unrealized
                            ----------------------------------   Net Unrealized
Strategy         Cost          Appreciation    (Depreciation)     Appreciation
-------------------------------------------------------------------------------
2000         $ 1,087,273       $  25,926        $  (4,427)         $  21,499
2005           4,404,765         224,856          (25,799)           199,057
2010          12,807,356         541,021         (110,535)           430,486
2015          14,494,088         525,953         (128,324)           397,629
2020          16,767,020         614,786         (190,873)           423,913
2025          16,076,126         577,173         (253,392)           323,781
2030           8,751,818         389,392         (135,437)           253,955
2035           6,681,234         261,811          (98,991)           162,820
2040           3,458,985         111,602          (49,650)            61,952
2045           2,355,124          94,671          (35,304)            59,367

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares consist of 6,000,000,000 authorized shares and Class K and Class I shares consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2000 Retirement Strategy

Class A
Shares sold                                          86,224       $     917,397
Shares redeemed                                         (35)               (382)
Net increase                                         86,189       $     917,015

Class B
Shares sold                                           2,705       $      27,992
Net increase                                          2,705       $      27,992

Class C
Shares sold                                           3,136       $      32,000
Shares redeemed                                          (1)                (10)
Net increase                                          3,135       $      31,990

Advisor Class
Shares sold                                           1,000       $      10,000
Net increase                                          1,000       $      10,000


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 71


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2000 Retirement Strategy

Class R
Shares sold                                           1,093       $      10,984
Shares redeemed                                          -0-(a)              (2)
Net increase                                          1,093       $      10,982

Class K
Shares sold                                           1,772       $      18,185
Shares redeemed                                          (8)                (84)
Net increase                                          1,764       $      18,101

Class I
Shares sold                                           1,000       $      10,000
Net increase                                          1,000       $      10,000

(a)  Amount is less than one share.

                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2005 Retirement Strategy

Class A
Shares sold                                         430,914       $   4,469,379
Shares redeemed                                     (73,955)           (796,373)
Net increase                                        356,959       $   3,673,006

Class B
Shares sold                                          33,304       $     349,627
Shares redeemed                                        (405)             (4,303)
Net increase                                         32,899       $     345,324

Class C
Shares sold                                          15,428       $     163,958
Shares redeemed                                          (1)                (11)
Net increase                                         15,427       $     163,947

Advisor Class
Shares sold                                           1,000       $      10,000
Net increase                                          1,000       $      10,000

Class R
Shares sold                                           2,726       $      28,539
Shares redeemed                                        (147)             (1,565)
Net increase                                          2,579       $      26,974


72 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2005 Retirement Strategy

Class K
Shares sold                                          17,436       $     180,917
Shares redeemed                                      (2,391)            (25,720)
Net increase                                         15,045       $     155,197

Class I
Shares sold                                           1,137       $      11,475
Shares redeemed                                         (17)               (182)
Net increase                                          1,120       $      11,293


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2010 Retirement Strategy

Class A
Shares sold                                         851,402       $   8,978,122
Shares redeemed                                     (16,533)           (178,468)
Net increase                                        834,869       $   8,799,654

Class B
Shares sold                                          67,375       $     713,941
Shares redeemed                                     (10,431)           (109,161)
Net increase                                         56,944       $     604,780

Class C
Shares sold                                          85,846       $     920,118
Shares redeemed                                      (3,496)            (37,785)
Net increase                                         82,350       $     882,333

Advisor Class
Shares sold                                          26,507       $     272,473
Shares redeemed                                      (1,827)            (19,433)
Net increase                                         24,680       $     253,040

Class R
Shares sold                                          15,177       $     163,227
Shares redeemed                                      (2,291)            (24,576)
Net increase                                         12,886       $     138,651


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 73


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2010 Retirement Strategy

Class K
Shares sold                                         181,755       $   1,931,020
Shares redeemed                                      (1,074)            (11,161)
Net increase                                        180,681       $   1,919,859

Class I
Shares sold                                          20,721       $     220,257
Shares redeemed                                      (4,286)            (45,999)
Net increase                                         16,435       $     174,258


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2015 Retirement Strategy

Class A
Shares sold                                         828,098       $   8,896,388
Shares redeemed                                     (81,811)           (873,097)
Net increase                                        746,287       $   8,023,291

Class B
Shares sold                                         126,018       $   1,351,982
Shares redeemed                                     (16,492)           (178,975)
Net increase                                        109,526       $   1,173,007

Class C
Shares sold                                          36,364       $     388,432
Shares redeemed                                      (2,046)            (22,271)
Net increase                                         34,318       $     366,161

Advisor Class
Shares sold                                          11,170       $     122,343
Net increase                                         11,170       $     122,343

Class R
Shares sold                                          38,431       $     418,841
Shares redeemed                                      (1,378)            (15,168)
Net increase                                         37,053       $     403,673


74 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2015 Retirement Strategy

Class K
Shares sold                                         397,800       $   4,281,245
Shares redeemed                                      (6,555)            (69,262)
Net increase                                        391,245       $   4,211,983

Class I
Shares sold                                          27,661       $     301,369
Net increase                                         27,661       $     301,369


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2020 Retirement Strategy

Class A
Shares sold                                         876,214       $   9,553,040
Shares redeemed                                     (19,746)           (217,006)
Net increase                                        856,468       $   9,336,034

Class B
Shares sold                                         103,124       $   1,118,436
Shares redeemed                                     (14,642)           (157,899)
Net increase                                         88,482       $     960,537

Class C
Shares sold                                          53,868       $     574,582
Shares redeemed                                      (1,167)            (12,971)
Net increase                                         52,701       $     561,611

Advisor Class
Shares sold                                           3,655       $      39,493
Net increase                                          3,655       $      39,493

Class R
Shares sold                                          48,079       $     514,272
Shares redeemed                                      (3,083)            (34,650)
Net increase                                         44,996       $     479,622

Class K
Shares sold                                         387,313       $   4,204,764
Shares redeemed                                      (2,535)            (27,341)
Net increase                                        384,778       $   4,177,423


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 75


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2020 Retirement Strategy

Class I
Shares sold                                         111,467       $   1,206,552
Shares redeemed                                     (10,884)           (121,970)
Net increase                                        100,583       $   1,084,582


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2025 Retirement Strategy

Class A
Shares sold                                         669,367       $   7,442,405
Shares redeemed                                     (28,314)           (315,740)
Net increase                                        641,053       $   7,126,665

Class B
Shares sold                                          49,345       $     547,794
Shares redeemed                                      (3,117)            (34,809)
Net increase                                         46,228       $     512,985

Class C
Shares sold                                          38,481       $     429,088
Shares redeemed                                      (4,518)            (49,819)
Net increase                                         33,963       $     379,269

Advisor Class
Shares sold                                          20,620       $     229,649
Net increase                                         20,620       $     229,649

Class R
Shares sold                                          51,171       $     571,488
Shares redeemed                                      (9,308)           (105,027)
Net increase                                         41,863       $     466,461

Class K
Shares sold                                         617,742       $   6,941,864
Shares redeemed                                      (7,494)            (83,145)
Net increase                                        610,248       $   6,858,719

Class I
Shares sold                                          58,384       $     655,970
Shares redeemed                                      (2,708)            (30,154)
Net increase                                         55,676       $     625,816


76 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2030 Retirement Strategy

Class A
Shares sold                                         399,289       $   4,367,720
Shares redeemed                                     (22,008)           (240,670)
Net increase                                        377,281       $   4,127,050

Class B
Shares sold                                          39,768       $     421,523
Shares redeemed                                      (6,201)            (68,395)
Net increase                                         33,567       $     353,128

Class C
Shares sold                                          21,707       $     237,619
Shares redeemed                                      (1,077)            (12,094)
Net increase                                         20,630       $     225,525

Advisor Class
Shares sold                                           2,791       $      28,734
Net increase                                          2,791       $      28,734

Class R
Shares sold                                          57,032       $     614,453
Shares redeemed                                        (468)             (5,304)
Net increase                                         56,564       $     609,149

Class K
Shares sold                                         255,240       $   2,825,148
Shares redeemed                                      (6,218)            (70,432)
Net increase                                        249,022       $   2,754,716

Class I
Shares sold                                          68,125       $     708,289
Shares redeemed                                      (1,048)            (11,061)
Net increase                                         67,077       $     697,228


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2035 Retirement Strategy

Class A
Shares sold                                         308,760       $   3,408,020
Shares redeemed                                     (17,500)           (193,268)
Net increase                                        291,260       $   3,214,752


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 77


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2035 Retirement Strategy

Class B
Shares sold                                          31,193       $     346,351
Shares redeemed                                         (40)               (444)
Net increase                                         31,153       $     345,907

Class C
Shares sold                                          36,743       $     406,488
Shares redeemed                                      (1,246)            (14,088)
Net increase                                         35,497       $     392,400

Advisor Class
Shares sold                                          20,143       $     223,694
Net increase                                         20,143       $     223,694

Class R
Shares sold                                          53,862       $     576,720
Shares redeemed                                      (1,699)            (18,853)
Net increase                                         52,163       $     557,867

Class K
Shares sold                                         140,333       $   1,534,905
Shares redeemed                                      (6,631)            (72,938)
Net increase                                        133,702       $   1,461,967

Class I
Shares sold                                          48,678       $     548,289
Shares redeemed                                      (1,094)            (12,469)
Net increase                                         47,584       $     535,820


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2040 Retirement Strategy

Class A
Shares sold                                         167,717       $   1,878,527
Shares redeemed                                     (12,784)           (144,722)
Net increase                                        154,933       $   1,733,805

Class B
Shares sold                                          47,901       $     532,563
Shares redeemed                                      (1,027)            (11,720)
Net increase                                         46,874       $     520,843


78 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2040 Retirement Strategy

Class C
Shares sold                                          14,842       $     165,927
Shares redeemed                                      (1,083)            (11,534)
Net increase                                         13,759       $     154,393

Advisor Class
Shares sold                                           6,449       $      65,520
Net increase                                          6,449       $      65,520

Class R
Shares sold                                          16,675       $     182,803
Shares redeemed                                      (1,125)            (12,707)
Net increase                                         15,550       $     170,096

Class K
Shares sold                                          49,947       $     558,054
Shares redeemed                                      (6,015)            (65,350)
Net increase                                         43,932       $     492,704

Class I
Shares sold                                          31,738       $     359,852
Shares redeemed                                      (7,866)            (89,284)
Net increase                                         23,872       $     270,568


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2045 Retirement Strategy

Class A
Shares sold                                          99,628       $   1,114,468
Shares redeemed                                      (7,148)            (81,323)
Net increase                                         92,480       $   1,033,145

Class B
Shares sold                                          13,264       $     146,673
Shares redeemed                                        (882)             (9,434)
Net increase                                         12,382       $     137,239

Class C
Shares sold                                          12,445       $     134,536
Shares redeemed                                      (1,030)            (11,808)
Net increase                                         11,415       $     122,728


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 79


                                                 Shares              Amount
                                            ---------------     ---------------
                                              Year Ended          Year Ended
Strategy                                    August 31, 2006     August 31, 2006
-------------------------------------------------------------------------------
2045 Retirement Strategy

Advisor Class
Shares sold                                          22,424       $     243,918
Shares redeemed                                      (1,000)            (11,250)
Net increase                                         21,424       $     232,668

Class R
Shares sold                                          20,508       $     232,116
Shares redeemed                                      (2,112)            (24,584)
Net increase                                         18,396       $     207,532

Class K
Shares sold                                          43,958       $     488,376
Shares redeemed                                      (1,650)            (18,561)
Net increase                                         42,308       $     469,815

Class I
Shares sold                                          11,119       $     124,872
Shares redeemed                                      (2,656)            (29,385)
Net increase                                          8,463       $      95,487


NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--An Underlying Portfolio's investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.


80 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Indemnification Risk--In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies' maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss there under to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2006.

NOTE H

Components of Accumulated Earnings (Deficit)

As of August 31, 2006 the components of accumulated earnings/deficit on a tax basis were as follows:

                                       Accumulated                     Total
         Undistributed  Undistributed  Capital and     Unrealized   Accumulated
            Ordinary      Long-Term    Other Gains    Appreciation/   Earnings/
Strategy     Income         Gains       (Losses)   (Depreciation)(a)  (Deficit)
-------------------------------------------------------------------------------
2000        $ 6,394          $ 0         $     0        $ 21,499       $ 27,893
2005         53,290            0               0         199,057        252,347
2010         82,113            0               0         430,486        512,599
2015         48,981            0          (1,765)        397,629        444,845
2020         50,367            0               0         423,913        474,280
2025         53,983            0               0         323,781        377,764
2030         17,422            0               0         253,955        271,377
2035          7,585            0               0         162,820        170,405
2040          3,533            0               0          61,952         65,485
2045          4,056            0               0          59,367         63,423

(a) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax purposes, (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, "excess distributions" are reflected in the accompanying financial statements. Certain other differences--permanent differences arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 81


Permanent differences have no effect on net assets. The effect of such permanent differences on each strategy, due to nondeductible federal excise tax, reclassification of dividends, and nondeductible stock issuance costs is reflected as an adjustment to the components of capital as of August 31, 2006 as follows:

                                    Increase (Decrease)     Increase (Decrease)
             Increase (Decrease)      to Accumulated        to Accumulated Net
                to Additional         Net Investment       Realized Gain (Loss)
Strategy       Paid in Capital        Income (Loss)          on Investments
-------------------------------------------------------------------------------
2000             $    (123)             $     210              $      (87)
2005                (1,036)                 2,691                  (1,655)
2010                (1,524)                 5,455                  (3,931)
2015                  (575)                 1,661                  (1,086)
2020                  (567)                 1,819                  (1,252)
2025                  (502)                 1,428                    (926)
2030                  (553)                 1,947                  (1,394)
2035                  (263)                   877                    (614)
2040                  (159)                   510                    (351)
2045                  (145)                   426                    (281)

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


82 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The Strategies were not part of the regulatory settlement and their advisory fees were not affected by the SEC Order or the NYAG Order.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the AllianceBernstein Mutual Funds ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 83


Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and


84 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs'


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 85


claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Change of Independent Registered Public Accounting Firm

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Strategies' independent registered public accounting firm for the 2006 fiscal year. A majority of the Strategies' Board of Directors, including a majority of the Independent Directors approved the appointment of KPMG LLP.

NOTE K

Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


86 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2000
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class A
                                                                   ------------
                                                                        Year
                                                                       Ended
                                                                     August 31,
                                                                        2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .15
Net realized and unrealized gain on investment transactions              .73
Net increase in net asset value from operations                          .88
Net asset value, end of period                                        $10.88

Total Return
Total investment return based on net asset value(c)                     8.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $938
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.05%
  Expenses, before waivers/reimbursements(d)(e)                       104.94%
  Net investment income(b)                                              1.73%
Portfolio turnover rate                                                   51%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 87


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2000
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class B
                                                                   ------------
                                                                       Year
                                                                       Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .14
Net realized and unrealized gain on investment transactions              .67
Net increase in net asset value from operations                          .81
Net asset value, end of period                                        $10.81

Total Return
Total investment return based on net asset value(c)                     8.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $29
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.75%
  Expenses, before waivers/reimbursements(d)(e)                       169.75%
  Net investment income(b)                                              1.40%
Portfolio turnover rate                                                   51%


See footnote summary on page 156.


88 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2000
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class C
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .11
Net realized and unrealized gain on investment transactions              .70
Net increase in net asset value from operations                          .81
Net asset value, end of period                                        $10.81

Total Return
Total investment return based on net asset value(c)                     8.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $34
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.75%
  Expenses, before waivers/reimbursements(d)(e)                       172.05%
  Net investment income(b)                                              1.10%
Portfolio turnover rate                                                   51%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 89


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2000
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Advisor
                                                                      Class
                                                                   ------------
                                                                       Year
                                                                       Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .27
Net realized and unrealized gain on investment transactions              .65
Net increase in net asset value from operations                          .92
Net asset value, end of period                                        $10.92

Total Return
Total investment return based on net asset value(c)                     9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                          .75%
  Expenses, before waivers/reimbursements(d)(e)                       189.29%
  Net investment income(b)                                              2.61%
Portfolio turnover rate                                                   51%


See footnote summary on page 156.


90 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2000
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class R
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .22
Net realized and unrealized gain on investment transactions              .65
Net increase in net asset value from operations                          .87
Net asset value, end of period                                        $10.87

Total Return
Total investment return based on net asset value(c)                     8.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $12
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.25%
  Expenses, before waivers/reimbursements(d)(e)                       180.27%
  Net investment income(b)                                              2.10%
Portfolio turnover rate                                                   51%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 91


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2000
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class K
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .23
Net realized and unrealized gain on investment transactions              .66
Net increase in net asset value from operations                          .89
Net asset value, end of period                                        $10.89

Total Return
Total investment return based on net asset value(c)                     8.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $19
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.00%
  Expenses, before waivers/reimbursements(d)(e)                       167.47%
  Net investment income(b)                                              2.27%
Portfolio turnover rate                                                   51%


See footnote summary on page 156.


92 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2000
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class I
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .27
Net realized and unrealized gain on investment transactions              .65
Net increase in net asset value from operations                          .92
Net asset value, end of period                                        $10.92

Total Return
Total investment return based on net asset value(c)                     9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                          .75%
  Expenses, before waivers/reimbursements(d)(e)                       180.50%
  Net investment income(b)                                              2.61%
Portfolio turnover rate                                                   51%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 93


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2005
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class A
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .13
Net realized and unrealized gain on investment transactions              .79
Net increase in net asset value from operations                          .92
Net asset value, end of period                                        $10.92

Total Return
Total investment return based on net asset value(c)                     9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $3,898
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.03%
  Expenses, before waivers/reimbursements(d)                           13.72%
  Net investment income(b)                                              1.36%
Portfolio turnover rate                                                   44%


See footnote summary on page 156.


94 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2005
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class B
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .05
Net realized and unrealized gain on investment transactions              .79
Net increase in net asset value from operations                          .84
Net asset value, end of period                                        $10.84

Total Return
Total investment return based on net asset value(c)                     8.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $357
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.73%
  Expenses, before waivers/reimbursements(d)                           19.10%
  Net investment income(b)                                               .49%
Portfolio turnover rate                                                   44%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 95


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2005
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class C
                                                                   ------------
                                                                       Year
                                                                       Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .07
Net realized and unrealized gain on investment transactions              .76
Net increase in net asset value from operations                          .83
Net asset value, end of period                                        $10.83

Total Return
Total investment return based on net asset value(c)                     8.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $167
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.73%
  Expenses, before waivers/reimbursements(d)                           22.53%
  Net investment income(b)                                               .73%
Portfolio turnover rate                                                   44%


See footnote summary on page 156.


96 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2005
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                      Advisor
                                                                       Class
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .20
Net realized and unrealized gain on investment transactions              .75
Net increase in net asset value from operations                          .95
Net asset value, end of period                                        $10.95

Total Return
Total investment return based on net asset value(c)                     9.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $11
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .73%
  Expenses, before waivers/reimbursements(d)                           45.94%
  Net investment income(b)                                              1.87%
Portfolio turnover rate                                                   44%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 97


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2005
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class R
                                                                   ------------
                                                                       Year
                                                                       Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .13
Net realized and unrealized gain on investment transactions              .76
Net increase in net asset value from operations                          .89
Net asset value, end of period                                        $10.89

Total Return
Total investment return based on net asset value(c)                     8.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $28
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.23%
  Expenses, before waivers/reimbursements(d)                           34.65%
  Net investment income(b)                                              1.26%
Portfolio turnover rate                                                   44%


See footnote summary on page 156.


98 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2005
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class K
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .18
Net realized and unrealized gain on investment transactions              .73
Net increase in net asset value from operations                          .91
Net asset value, end of period                                        $10.91

Total Return
Total investment return based on net asset value(c)                     9.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $164
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .98%
  Expenses, before waivers/reimbursements(d)                           16.01%
  Net investment income(b)                                              1.80%
Portfolio turnover rate                                                   44%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 99


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2005
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class I
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .19
Net realized and unrealized gain on investment transactions              .76
Net increase in net asset value from operations                          .95
Net asset value, end of period                                        $10.95

Total Return
Total investment return based on net asset value(c)                     9.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $12
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .73%
  Expenses, before waivers/reimbursements(d)                           45.07%
  Net investment income(b)                                              1.86%
Portfolio turnover rate                                                   44%


See footnote summary on page 156.


100 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2010
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class A
                                                                   ------------
                                                                       Year
                                                                       Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .13
Net realized and unrealized gain on investment transactions              .87
Net increase in net asset value from operations                         1.00
Net asset value, end of period                                        $11.00

Total Return
Total investment return based on net asset value(c)                    10.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $9,180
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.13%
  Expenses, before waivers/reimbursements(d)                            8.18%
  Net investment income(b)                                              1.39%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 101


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2010
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class B
                                                                   ------------
                                                                       Year
                                                                       Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .05
Net realized and unrealized gain on investment transactions              .87
Net increase in net asset value from operations                          .92
Net asset value, end of period                                        $10.92

Total Return
Total investment return based on net asset value(c)                     9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $622
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.83%
  Expenses, before waivers/reimbursements(d)                            9.35%
  Net investment income(b)                                               .47%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


102 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2010
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class C
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .03
Net realized and unrealized gain on investment transactions              .89
Net increase in net asset value from operations                          .92
Net asset value, end of period                                        $10.92

Total Return
Total investment return based on net asset value(c)                     9.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $899
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.83%
  Expenses, before waivers/reimbursements(d)                            8.39%
  Net investment income(b)                                               .28%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 103


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                      2010
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Advisor
                                                                      Class
                                                                   ------------
                                                                       Year
                                                                       Ended
                                                                     August 31,
                                                                        2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .19
Net realized and unrealized gain on investment transactions              .83
Net increase in net asset value from operations                         1.02
Net asset value, end of period                                        $11.02

Total Return
Total investment return based on net asset value(c)                    10.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $272
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .83%
  Expenses, before waivers/reimbursements(d)                            9.17%
  Net investment income(b)                                              1.93%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


104 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                      2010
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class R
                                                                   ------------
                                                                      Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .09
Net realized and unrealized gain on investment transactions              .89
Net increase in net asset value from operations                          .98
Net asset value, end of period                                        $10.98

Total Return
Total investment return based on net asset value(c)                     9.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $142
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.33%
  Expenses, before waivers/reimbursements(d)                           11.87%
  Net investment income(b)                                              1.01%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 105


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                      2010
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class K
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .13
Net realized and unrealized gain on investment transactions              .87
Net increase in net asset value from operations                         1.00
Net asset value, end of period                                        $11.00

Total Return
Total investment return based on net asset value(c)                    10.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $1,988
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.08%
  Expenses, before waivers/reimbursements(d)                            7.99%
  Net investment income(b)                                              1.28%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


106 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                      2010
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class I
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .11
Net realized and unrealized gain on investment transactions              .92
Net increase in net asset value from operations                         1.03
Net asset value, end of period                                        $11.03

Total Return
Total investment return based on net asset value(c)                    10.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $181
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .83%
  Expenses, before waivers/reimbursements(d)                           13.40%
  Net investment income(b)                                              1.21%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 107


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                      2015
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class A
                                                                   ------------
                                                                      Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .11
Net realized and unrealized gain on investment transactions              .98
Net increase in net asset value from operations                         1.09
Net asset value, end of period                                        $11.09

Total Return
Total investment return based on net asset value(c)                    10.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $8,277
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.13%
  Expenses, before waivers/reimbursements(d)                            8.93%
  Net investment income(b)                                              1.12%
Portfolio turnover rate                                                   12%


See footnote summary on page 156.


108 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2015
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class B
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .05
Net realized and unrealized gain on investment transactions              .97
Net increase in net asset value from operations                         1.02
Net asset value, end of period                                        $11.02

Total Return
Total investment return based on net asset value(c)                    10.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $1,207
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.83%
  Expenses, before waivers/reimbursements(d)                           10.01%
  Net investment income(b)                                               .48%
Portfolio turnover rate                                                   12%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 109


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2015
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class C
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .07
Net realized and unrealized gain on investment transactions              .95
Net increase in net asset value from operations                         1.02
Net asset value, end of period                                        $11.02

Total Return
Total investment return based on net asset value(c)                    10.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $378
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.83%
  Expenses, before waivers/reimbursements(d)                           10.90%
  Net investment income(b)                                               .68%
Portfolio turnover rate                                                   12%


See footnote summary on page 156.


110 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2015
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Advisor
                                                                      Class
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .07
Net realized and unrealized gain on investment transactions             1.06
Net increase in net asset value from operations                         1.13
Net asset value, end of period                                        $11.13

Total Return
Total investment return based on net asset value(c)                    11.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $124
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .83%
  Expenses, before waivers/reimbursements(d)                           24.93%
  Net investment income(b)                                               .90%
Portfolio turnover rate                                                   12%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 111


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                      2015
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class R
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .10
Net realized and unrealized gain on investment transactions              .97
Net increase in net asset value from operations                         1.07
Net asset value, end of period                                        $11.07

Total Return
Total investment return based on net asset value(c)                    10.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $410
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.33%
  Expenses, before waivers/reimbursements(d)                            9.30%
  Net investment income(b)                                               .98%
Portfolio turnover rate                                                   12%


See footnote summary on page 156.


112 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2015
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class K
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .09
Net realized and unrealized gain on investment transactions             1.01
Net increase in net asset value from operations                         1.10
Net asset value, end of period                                        $11.10

Total Return
Total investment return based on net asset value(c)                    11.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $4,342
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.08%
  Expenses, before waivers/reimbursements(d)                            8.55%
  Net investment income(b)                                               .96%
Portfolio turnover rate                                                   12%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 113


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                      2015
                                                                   Retirement
                                                                    Strategy
                                                                   ------------
                                                                     Class I
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                        2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .10
Net realized and unrealized gain on investment transactions             1.03
Net increase in net asset value from operations                         1.13
Net asset value, end of period                                        $11.13

Total Return
Total investment return based on net asset value(c)                    11.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $308
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .83%
  Expenses, before waivers/reimbursements(d)                           11.87%
  Net investment income(b)                                              1.10%
Portfolio turnover rate                                                   12%


See footnote summary on page 156.


114 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                      2020
                                                                   Retirement
                                                                    Strategy
                                                                   ------------
                                                                     Class A
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .09
Net realized and unrealized gain on investment transactions             1.09
Net increase in net asset value from operations                         1.18
Net asset value, end of period                                        $11.18

Total Return
Total investment return based on net asset value(c)                    11.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $9,573
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.18%
  Expenses, before waivers/reimbursements(d)                            8.52%
  Net investment income(b)                                               .93%
Portfolio turnover rate                                                    5%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 115


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2020
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class B
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .04
Net realized and unrealized gain on investment transactions             1.06
Net increase in net asset value from operations                         1.10
Net asset value, end of period                                        $11.10

Total Return
Total investment return based on net asset value(c)                    11.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $982
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.88%
  Expenses, before waivers/reimbursements(d)                            9.59%
  Net investment income(b)                                               .41%
Portfolio turnover rate                                                    5%


See footnote summary on page 156.


116 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2020
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class C
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .03
Net realized and unrealized gain on investment transactions             1.07
Net increase in net asset value from operations                         1.10
Net asset value, end of period                                        $11.10

Total Return
Total investment return based on net asset value(c)                    11.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $585
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.88%
  Expenses, before waivers/reimbursements(d)                            9.83%
  Net investment income(b)                                               .32%
Portfolio turnover rate                                                    5%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 117


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2020
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Advisor
                                                                       Class
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------

Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .10
Net realized and unrealized gain on investment transactions             1.11
Net increase in net asset value from operations                         1.21
Net asset value, end of period                                        $11.21

Total Return
Total investment return based on net asset value(c)                    12.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $41
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .88%
  Expenses, before waivers/reimbursements(d)                           29.32%
  Net investment income(b)                                              1.14%
Portfolio turnover rate                                                    5%


See footnote summary on page 156.


118 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2020
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class R
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .03
Net realized and unrealized gain on investment transactions             1.13
Net increase in net asset value from operations                         1.16
Net asset value, end of period                                        $11.16

Total Return
Total investment return based on net asset value(c)                    11.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $502
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.38%
  Expenses, before waivers/reimbursements(d)                            9.73%
  Net investment income(b)                                               .28%
Portfolio turnover rate                                                    5%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 119


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2020
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class K
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .09
Net realized and unrealized gain on investment transactions             1.09
Net increase in net asset value from operations                         1.18
Net asset value, end of period                                        $11.18

Total Return
Total investment return based on net asset value(c)                    11.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $4,303
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.13%
  Expenses, before waivers/reimbursements(d)                            7.64%
  Net investment income(b)                                               .96%
Portfolio turnover rate                                                    5%


See footnote summary on page 156.


120 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2020
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class I
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .09
Net realized and unrealized gain on investment transactions             1.12
Net increase in net asset value from operations                         1.21
Net asset value, end of period                                        $11.21

Total Return
Total investment return based on net asset value(c)                    12.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $1,127
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .88%
  Expenses, before waivers/reimbursements(d)                            8.67%
  Net investment income(b)                                               .98%
Portfolio turnover rate                                                    5%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 121


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2025
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class A
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .08
Net realized and unrealized gain on investment transactions             1.36
Net increase in net asset value from operations                         1.44
Net asset value, end of period                                        $11.44

Total Return
Total investment return based on net asset value(c)                    14.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $7,332
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.18%
  Expenses, before waivers/reimbursements(d)                            8.73%
  Net investment income(b)                                               .79%
Portfolio turnover rate                                                    6%


See footnote summary on page 156.


122 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2025
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class B
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .01
Net realized and unrealized gain on investment transactions             1.34
Net increase in net asset value from operations                         1.35
Net asset value, end of period                                        $11.35

Total Return
Total investment return based on net asset value(c)                    13.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $525
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.88%
  Expenses, before waivers/reimbursements(d)                           10.10%
  Net investment income(b)                                               .06%
Portfolio turnover rate                                                    6%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 123


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2025
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class C
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .00(f)
Net realized and unrealized gain on investment transactions             1.36
Net increase in net asset value from operations                         1.36
Net asset value, end of period                                        $11.36

Total Return
Total investment return based on net asset value(c)                    13.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $386
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.88%
  Expenses, before waivers/reimbursements(d)                            9.47%
  Net investment income(b)                                               .04%
Portfolio turnover rate                                                    6%


See footnote summary on page 156.


124 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2025
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Advisor
                                                                       Class
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .12
Net realized and unrealized gain on investment transactions             1.35
Net increase in net asset value from operations                         1.47
Net asset value, end of period                                        $11.47

Total Return
Total investment return based on net asset value(c)                    14.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $236
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .88%
  Expenses, before waivers/reimbursements(d)                            9.42%
  Net investment income(b)                                              1.09%
Portfolio turnover rate                                                    6%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 125


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2025
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class R
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .07
Net realized and unrealized gain on investment transactions             1.34
Net increase in net asset value from operations                         1.41
Net asset value, end of period                                        $11.41

Total Return
Total investment return based on net asset value(c)                    14.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $478
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.38%
  Expenses, before waivers/reimbursements(d)                            7.73%
  Net investment income(b)                                               .69%
Portfolio turnover rate                                                    6%


See footnote summary on page 156.


126 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2025
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class K
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .10
Net realized and unrealized gain on investment transactions             1.34
Net increase in net asset value from operations                         1.44
Net asset value, end of period                                        $11.44

Total Return
Total investment return based on net asset value(c)                    14.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $6,981
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                            1.13%
  Expenses, before waivers/reimbursements(d)                            6.67%
  Net investment income(b)                                               .96%
Portfolio turnover rate                                                    6%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 127


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2025
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class I
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .07
Net realized and unrealized gain on investment transactions             1.40
Net increase in net asset value from operations                         1.47
Net asset value, end of period                                        $11.47

Total Return
Total investment return based on net asset value(c)                    14.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $639
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)                             .88%
  Expenses, before waivers/reimbursements(d)                            7.62%
  Net investment income(b)                                               .79%
Portfolio turnover rate                                                    6%


See footnote summary on page 156.


128 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2030
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class A
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .03
Net realized and unrealized gain on investment transactions             1.21
Net increase in net asset value from operations                         1.24
Net asset value, end of period                                        $11.24

Total Return
Total investment return based on net asset value(c)                    12.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $4,240
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.19%
  Expenses, before waivers/reimbursements(d)(e)                        13.11%
  Net investment income(b)                                               .35%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 129


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2030
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class B
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment loss(a)(b)                                               (.01)
Net realized and unrealized gain on investment transactions             1.15
Net increase in net asset value from operations                         1.14
Net asset value, end of period                                        $11.14

Total Return
Total investment return based on net asset value(c)                    11.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $374
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.89%
  Expenses, before waivers/reimbursements(d)(e)                        16.08%
  Net investment loss(b)                                                (.14)%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


130 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2030
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class C
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment loss(a)(b)                                               (.03)
Net realized and unrealized gain on investment transactions             1.18
Net increase in net asset value from operations                         1.15
Net asset value, end of period                                        $11.15

Total Return
Total investment return based on net asset value(c)                    11.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $230
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.89%
  Expenses, before waivers/reimbursements(d)(e)                        15.16%
  Net investment loss(b)                                                (.26)%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 131


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2030
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Advisor
                                                                       Class
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .09
Net realized and unrealized gain on investment transactions             1.17
Net increase in net asset value from operations                         1.26
Net asset value, end of period                                        $11.26

Total Return
Total investment return based on net asset value(c)                    12.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $31
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                          .89%
  Expenses, before waivers/reimbursements(d)(e)                        22.50%
  Net investment income(b)                                               .88%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


132 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2030
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class R
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment loss(a)(b)                                               (.01)
Net realized and unrealized gain on investment transactions             1.25
Net increase in net asset value from operations                         1.24
Net asset value, end of period                                        $11.24

Total Return
Total investment return based on net asset value(c)                    12.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $636
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.39%
  Expenses, before waivers/reimbursements(d)(e)                        13.25%
  Net investment loss(b)                                                (.10)%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 133


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2030
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class K
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .04
Net realized and unrealized gain on investment transactions             1.20
Net increase in net asset value from operations                         1.24
Net asset value, end of period                                        $11.24

Total Return
Total investment return based on net asset value(c)                    12.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $2,800
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.14%
  Expenses, before waivers/reimbursements(d)(e)                        10.94%
  Net investment income(b)                                               .43%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


134 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2030
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class I
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .09
Net realized and unrealized gain on investment transactions             1.17
Net increase in net asset value from operations                         1.26
Net asset value, end of period                                        $11.26

Total Return
Total investment return based on net asset value(c)                    12.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $755
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                          .89%
  Expenses, before waivers/reimbursements(d)(e)                        14.42%
  Net investment income(b)                                               .88%
Portfolio turnover rate                                                    7%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 135


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2035
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class A
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .03
Net realized and unrealized gain on investment transactions             1.27
Net increase in net asset value from operations                         1.30
Net asset value, end of period                                        $11.30

Total Return
Total investment return based on net asset value(c)                    13.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $3,290
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.20%
  Expenses, before waivers/reimbursements(d)(e)                        17.78%
  Net investment income(b)                                               .35%
Portfolio turnover rate                                                   10%


See footnote summary on page 156.


136 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2035
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class B
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment loss(a)(b)                                               (.05)
Net realized and unrealized gain on investment transactions             1.27
Net increase in net asset value from operations                         1.22
Net asset value, end of period                                        $11.22

Total Return
Total investment return based on net asset value(c)                    12.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $350
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.90%
  Expenses, before waivers/reimbursements(d)(e)                        20.23%
  Net investment loss(b)                                                (.47)%
Portfolio turnover rate                                                   10%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 137


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2035
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class C
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment loss(a)(b)                                               (.04)
Net realized and unrealized gain on investment transactions             1.25
Net increase in net asset value from operations                         1.21
Net asset value, end of period                                        $11.21

Total Return
Total investment return based on net asset value(c)                    12.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $398
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.90%
  Expenses, before waivers/reimbursements(d)(e)                        19.62%
  Net investment loss(b)                                                (.38)%
Portfolio turnover rate                                                   10%


See footnote summary on page 156.


138 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2035
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Advisor
                                                                       Class
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .05
Net realized and unrealized gain on investment transactions             1.27
Net increase in net asset value from operations                         1.32
Net asset value, end of period                                        $11.32

Total Return
Total investment return based on net asset value(c)                    13.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $228
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                          .90%
  Expenses, before waivers/reimbursements(d)(e)                        19.84%
  Net investment income(b)                                               .54%
Portfolio turnover rate                                                   10%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 139


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2035
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class R
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment loss(a)(b)                                               (.02)
Net realized and unrealized gain on investment transactions             1.28
Net increase in net asset value from operations                         1.26
Net asset value, end of period                                        $11.26

Total Return
Total investment return based on net asset value(c)                    12.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $587
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.40%
  Expenses, before waivers/reimbursements(d)(e)                        17.88%
  Net investment loss(b)                                                (.25)%
Portfolio turnover rate                                                   10%


See footnote summary on page 156.


140 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2035
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class K
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .03
Net realized and unrealized gain on investment transactions             1.27
Net increase in net asset value from operations                         1.30
Net asset value, end of period                                        $11.30

Total Return
Total investment return based on net asset value(c)                    13.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $1,511
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.15%
  Expenses, before waivers/reimbursements(d)(e)                        18.95%
  Net investment income(b)                                               .28%
Portfolio turnover rate                                                   10%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 141


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2035
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class I
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .05
Net realized and unrealized gain on investment transactions             1.27
Net increase in net asset value from operations                         1.32
Net asset value, end of period                                        $11.32

Total Return
Total investment return based on net asset value(c)                    13.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $539
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                          .90%
  Expenses, before waivers/reimbursements(d)(e)                        16.65%
  Net investment income(b)                                               .54%
Portfolio turnover rate                                                   10%


See footnote summary on page 156.


142 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2040
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class A
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .02
Net realized and unrealized gain on investment transactions             1.36
Net increase in net asset value from operations                         1.38
Net asset value, end of period                                        $11.38

Total Return
Total investment return based on net asset value(c)                    13.80%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $1,764
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.21%
  Expenses, before waivers/reimbursements(d)(e)                        32.68%
  Net investment income(b)                                               .20%
Portfolio turnover rate                                                   20%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 143


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2040
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class B
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment loss(a)(b)                                               (.05)
Net realized and unrealized gain on investment transactions             1.36
Net increase in net asset value from operations                         1.31
Net asset value, end of period                                        $11.31

Total Return
Total investment return based on net asset value(c)                    13.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $530
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.91%
  Expenses, before waivers/reimbursements(d)(e)                        35.10%
  Net investment loss(b)                                                (.50)%
Portfolio turnover rate                                                   20%


See footnote summary on page 156.


144 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2040
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class C
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment loss(a)(b)                                               (.03)
Net realized and unrealized gain on investment transactions             1.34
Net increase in net asset value from operations                         1.31
Net asset value, end of period                                        $11.31

Total Return
Total investment return based on net asset value(c)                    13.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $155
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.91%
  Expenses, before waivers/reimbursements(d)(e)                        42.81%
  Net investment loss(b)                                                (.32)%
Portfolio turnover rate                                                   20%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 145


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2040
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Advisor
                                                                       Class
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .10
Net realized and unrealized gain on investment transactions             1.32
Net increase in net asset value from operations                         1.42
Net asset value, end of period                                        $11.42

Total Return
Total investment return based on net asset value(c)                    14.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $74
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                          .91%
  Expenses, before waivers/reimbursements(d)(e)                        55.18%
  Net investment income(b)                                               .97%
Portfolio turnover rate                                                   20%


See footnote summary on page 156.


146 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2040
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class R
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .01
Net realized and unrealized gain on investment transactions             1.36
Net increase in net asset value from operations                         1.37
Net asset value, end of period                                        $11.37

Total Return
Total investment return based on net asset value(c)                    13.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $177
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.41%
  Expenses, before waivers/reimbursements(d)(e)                        36.08%
  Net investment income(b)                                               .06%
Portfolio turnover rate                                                   20%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 147


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2040
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class K
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .05
Net realized and unrealized gain on investment transactions             1.35
Net increase in net asset value from operations                         1.40
Net asset value, end of period                                        $11.40

Total Return
Total investment return based on net asset value(c)                    14.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $501
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.16%
  Expenses, before waivers/reimbursements(d)(e)                        33.28%
  Net investment income(b)                                               .53%
Portfolio turnover rate                                                   20%


See footnote summary on page 156.


148 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2040
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class I
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .05
Net realized and unrealized gain on investment transactions             1.37
Net increase in net asset value from operations                         1.42
Net asset value, end of period                                        $11.42

Total Return
Total investment return based on net asset value(c)                    14.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $272
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                          .91%
  Expenses, before waivers/reimbursements(d)(e)                        29.45%
  Net investment income(b)                                               .48%
Portfolio turnover rate                                                   20%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 149


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2045
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class A
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .04
Net realized and unrealized gain on investment transactions             1.38
Net increase in net asset value from operations                         1.42
Net asset value, end of period                                        $11.42

Total Return
Total investment return based on net asset value(c)                    14.20%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                             $1,057
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.23%
  Expenses, before waivers/reimbursements(d)(e)                        44.80%
  Net investment income(b)                                               .44%
Portfolio turnover rate                                                   13%


See footnote summary on page 156.


150 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2045
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class B
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment loss(a)(b)                                               (.03)
Net realized and unrealized gain on investment transactions             1.37
Net increase in net asset value from operations                         1.34
Net asset value, end of period                                        $11.34

Total Return
Total investment return based on net asset value(c)                    13.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $140
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.93%
  Expenses, before waivers/reimbursements(d)(e)                        54.54%
  Net investment loss(b)                                                (.28)%
Portfolio turnover rate                                                   13%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 151


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2045
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class C
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment loss(a)(b)                                               (.07)
Net realized and unrealized gain on investment transactions             1.41
Net increase in net asset value from operations                         1.34
Net asset value, end of period                                        $11.34

Total Return
Total investment return based on net asset value(c)                    13.40%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $129
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.93%
  Expenses, before waivers/reimbursements(d)(e)                        66.89%
  Net investment loss(b)                                                (.73)%
Portfolio turnover rate                                                   13%


See footnote summary on page 156.


152 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2045
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Advisor
                                                                       Class
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                    August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .09
Net realized and unrealized gain on investment transactions             1.36
Net increase in net asset value from operations                         1.45
Net asset value, end of period                                        $11.45

Total Return
Total investment return based on net asset value(c)                    14.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $245
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                          .93%
  Expenses, before waivers/reimbursements(d)(e)                        52.18%
  Net investment income(b)                                               .85%
Portfolio turnover rate                                                   13%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 153


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2045
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class R
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .02
Net realized and unrealized gain on investment transactions             1.38
Net increase in net asset value from operations                         1.40
Net asset value, end of period                                        $11.40

Total Return
Total investment return based on net asset value(c)                    14.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $210
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.43%
  Expenses, before waivers/reimbursements(d)(e)                        45.90%
  Net investment income(b)                                               .17%
Portfolio turnover rate                                                   13%


See footnote summary on page 156.


154 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2045
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class K
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .04
Net realized and unrealized gain on investment transactions             1.39
Net increase in net asset value from operations                         1.43
Net asset value, end of period                                        $11.43

Total Return
Total investment return based on net asset value(c)                    14.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                               $484
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                         1.18%
  Expenses, before waivers/reimbursements(d)(e)                        44.54%
  Net investment income(b)                                               .43%
Portfolio turnover rate                                                   13%


See footnote summary on page 156.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 155


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                       2045
                                                                    Retirement
                                                                     Strategy
                                                                   ------------
                                                                     Class I
                                                                   ------------
                                                                       Year
                                                                      Ended
                                                                     August 31,
                                                                       2006
                                                                   ------------
Net asset value, beginning of period                                  $10.00

Income From Investment Operations
Net investment income(a)(b)                                              .04
Net realized and unrealized gain on investment transactions             1.41
Net increase in net asset value from operations                         1.45
Net asset value, end of period                                        $11.45

Total Return
Total investment return based on net asset value(c)                    14.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $97
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(d)(e)                          .93%
  Expenses, before waivers/reimbursements(d)(e)                        52.64%
  Net investment income(b)                                               .39%
Portfolio turnover rate                                                   13%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived and reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Total investment return calculated for a period less than one year is not annualized.

(d) Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the year ended August 31, 2006, the estimated blended expense ratio was .07% for each of the Strategies.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                                     Year Ended August 31, 2006
                    ----------------------------------------------------------
                       2000        2030        2035        2040        2045
                    Retirement  Retirement  Retirement  Retirement  Retirement
                     Strategy    Strategy    Strategy    Strategy    Strategy
                    ----------------------------------------------------------
     Class A           1.03%       1.18%       1.18%       1.18%       1.18%
     Class B           1.73%       1.88%       1.88%       1.88%       1.88%
     Class C           1.73%       1.88%       1.88%       1.88%       1.88%
     Advisor Class      .73%        .88%        .88%        .88%        .88%
     Class R           1.23%       1.38%       1.38%       1.38%       1.38%
     Class K            .98%       1.13%       1.13%       1.13%       1.13%
     Class I            .73%        .88%        .88%        .88%        .88%

(f)  Amount is less than $(.005).


156 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
AllianceBernstein 2000 Retirement Strategy
AllianceBernstein 2005 Retirement Strategy
AllianceBernstein 2010 Retirement Strategy
AllianceBernstein 2015 Retirement Strategy
AllianceBernstein 2020 Retirement Strategy
AllianceBernstein 2025 Retirement Strategy
AllianceBernstein 2030 Retirement Strategy
AllianceBernstein 2035 Retirement Strategy
AllianceBernstein 2040 Retirement Strategy and
AllianceBernstein 2045 Retirement Strategy

We have audited the accompanying statements of net assets of each of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy and AllianceBernstein 2045 Retirement Strategy (constituting series of the AllianceBernstein Blended Style Series, Inc., hereafter referred to as the "Funds") as of August 31, 2006, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the investee portfolios' transfer agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy and


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 157


AllianceBernstein 2045 Retirement Strategy as of August 31, 2006, and the results of each of their operations, changes in each of their net assets, and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
October 27, 2006


158 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Seth J. Masters, Senior Vice President
Drew W. Demakis, Vice President
Thomas J. Fontaine, Vice President
Joshua Lisser, Vice President
Christopher H. Nikolich, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for each of the Fund's portfolio are made by the Blend Investment Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Seth Masters, Drew Demakis, Thomas Fontaine, Joshua Lisser and Christopher Nikolich, members of the Blend Investment Team are primarily responsible for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 159


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                 PORTFOLIOS
                                                                                  IN FUND             OTHER
   NAME, ADDRESS,                           PRINCIPAL                             COMPLEX         DIRECTORSHIPS
   DATE OF BIRTH                           OCCUPATION(S)                         OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, **                   Executive Vice President of                     111            SCB Partners
1345 Avenue of the                  AllianceBernstein L.P.                                           Inc. and
Americas                            ("AllianceBernstein") since 2001 and                             SCB, Inc.
New York, NY 10105                  Executive Managing Director of
10/2/1957                           AllianceBernstein Investments, Inc.
(2003)                              ("ABI") since 2003; prior thereto
                                    he was head of AllianceBernstein
                                    Institutional Investments, a unit
                                    of AllianceBernstein from 2001-
                                    2003. Prior thereto, Chief
                                    Executive Officer of Sanford C.
                                    Bernstein & Co., LLC (institu-
                                    tional research and brokerage
                                    arm of Bernstein & Co., LLC)
                                    ("SCB & Co.") and its predecessor
                                    since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ##        Investment Adviser and                          113             None
P.O. Box 5060                       Independent Consultant. He was
Greenwich, CT 06831                 formerly Senior Manager of Barrett
9/7/1932                            Associates, Inc., a registered
(2002)                              investment adviser, with which he
Chairman of the Board               had been associated since prior
                                    to 2001. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Investment
                                    Officer of the New York Bank for
                                    Savings.

Ruth Block, #, ***                  Formerly, Executive Vice                        100             None
500 S.E. Mizner Blvd.               President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
11/7/1930                           Assurance Society of the United
(2002)                              States; Chairman and Chief
                                    Executive Officer of Evlico (insur-
                                    ance); Director of Avon, BP (oil
                                    and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem
                                    Financial Group and Donaldson,
                                    Lufkin & Jenrette Securities
                                    Corporation; and Governor at
                                    Large, National Association of
                                    Securities Dealers, Inc.


160 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                                                 PORTFOLIOS
                                                                                  IN FUND             OTHER
   NAME, ADDRESS,                           PRINCIPAL                             COMPLEX         DIRECTORSHIPS
   DATE OF BIRTH                           OCCUPATION(S)                         OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #                 Independent Consultant. Until                   112             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of AllianceBernstein
10/23/1929                          Corporation ("AB Corp.") (formerly
(2002)                              Alliance Capital Management
                                    Corporation) responsible for
                                    mutual fund administration.Prior
                                    to joining AB Corp. in 1984, he
                                    was Chief Financial Officer of
                                    Eberstadt Asset Management
                                    since 1968. Prior to that, he
                                    was a Senior Manager at Price
                                    Waterhouse & Co. Member
                                    of the American Institute of
                                    Certified Public Accountants
                                    since 1953.

John H. Dobkin, #                   Consultant. Formerly, President                 111             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
2/19/1942                           Senior Advisor from June 1999-
(2002)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-
                                    1992, Director and Chairman
                                    of the Audit Committee of AB
                                    Corp.

Michael J. Downey, #                Consultant since January 2004.                  111          Asia Pacific
c/o AllianceBernstein L.P.          Formerly, managing partner of                                 Fund, Inc.
Attn: Philip L. Kirstein            Lexington Capital, LLC (investment                             and The
1345 Avenue of the                  advisory firm) from December 1997                             Merger Fund
Americas                            until December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEO of Prudential
1/26/1944                           Mutual Fund Management from
(2005)                              1987 to 1993.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 161


                                                                                 PORTFOLIOS
                                                                                  IN FUND             OTHER
   NAME, ADDRESS,                           PRINCIPAL                             COMPLEX         DIRECTORSHIPS
   DATE OF BIRTH                           OCCUPATION(S)                         OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

D. James Guzy, #                    Chairman of the Board of PLX                    111               Intel
P.O. Box 128                        Technology (semi-conductors)                                  Corporation
Glenbrook, NV 89413                 and of SRC Computers Inc.,                                        (semi-
3/7/1936                            with which he has been associ-                                 conductors);
(2005)                              ated since prior to 2001. He is                               Cirrus Logic
                                    also President of the Arbor                                    Corporation
                                    Company (private family                                          (semi-
                                    investments).                                                  conductors)
                                                                                                  and the Davis
                                                                                                    Selected
                                                                                                    Advisors
                                                                                                    Group of
                                                                                                  Mutual Funds

Nancy P. Jacklin, #                 Formerly, U.S. Executive Director               111               None
4046 Chancery Court, NW             of the International Monetary
Washington, DC 20007                Fund (December 2002-May
5/22/1948                           2006); Partner, Clifford Chance
(2006)                              (1992-2002); Senior Counsel,
                                    International Banking and
                                    Finance, and Associate General
                                    Counsel, Citicorp (1985-1992);
                                    Assistant General Counsel
                                    (International), Federal Reserve
                                    Board of Governors (1982-
                                    1985); and Attorney Advisor,
                                    U.S. Department of the Treasury
                                    (1973-1982). Member of the Bar
                                    of the District of Columbia and of
                                    New York; and member of the
                                    Council on Foreign Relations.


162 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                                                 PORTFOLIOS
                                                                                  IN FUND             OTHER
   NAME, ADDRESS,                           PRINCIPAL                             COMPLEX         DIRECTORSHIPS
   DATE OF BIRTH                           OCCUPATION(S)                         OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                       DURING PAST 5 YEARS                       DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., #          Principal of Turner Venture                     111            The George
220 Montgomery Street               Associates since prior to 2001.                                   Lucas
Penthouse 10                        From 2003 until May 31, 2006,                                  Educational
San Francisco, CA                   he was CEO of Toppan Photo-                                    Foundation
94104-3402                          masks, Inc., Austin, Texas                                        and
10/10/1941                          (semi-conductor manufacturing                                   National
(2005)                              services).                                                    Datacast, Inc.



*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested person", as defined in the Investment Company Act of 1940, due to his position as Executive Vice President of AllianceBernstein.

*** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

# Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

##  Member of the Fair Value Pricing Committee.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 163


Officer Information

Certain information concerning the Fund's Officers is listed below.


    NAME, ADDRESS*                      POSITION(S)                       PRINCIPAL OCCUPATION
  AND DATE OF BIRTH                   HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer                       President and Chief             See biography above.
10/2/1957                           Executive Officer

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
5/29/1945                           and Independent                 ComplianceOfficer of the
                                    Compliance Officer              AllianceBernstein Funds with which he
                                                                    has been associated since October
                                                                    2004. Prior thereto, he was Of Counsel
                                                                    to Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since prior
                                                                    to 2001 until March 2003.

Seth J. Masters                     Senior Vice President           Executive Vice President of
6/4/1959                                                            AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Drew W. Demakis                     Vice President                  Senior Vice President of with
8/21/1963                                                           AllianceBernstein,** which he has been
                                                                    associated since prior to 2001.

Thomas J. Fontaine                  Vice President                  Senior Vice President of
8/20/1965                                                           AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Joshua Lisser                       Vice President                  Senior Vice President of
11/9/1966                                                           AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Christopher H. Nikolich             Vice President                  Senior Vice President of
10/10/1969                                                          AllianceBernstein,** with which he has
                                                                    been associated since prior to 2001.

Emilie D. Wrapp                     Secretary                       Senior Vice President, Assistant
11/13/1955                                                          General Counsel and Assistant
                                                                    Secretary of ABI,** with which she has
                                                                    been associated since prior to 2001.


164 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES



    NAME, ADDRESS*                      POSITION(S)                        PRINCIPAL OCCUPATION
  AND DATE OF BIRTH                   HELD WITH FUND                       DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Joseph J. Mantineo                  Treasurer and Chief             Senior Vice President of
3/28/1959                           Financial Officer               AllianceBernstein Investor Services, Inc.
                                                                    ("ABIS"),** with which he has been
                                                                    associated since prior to 2001.

Vincent S. Noto                     Controller                      Vice President of ABIS,** with which he
12/14/1964                                                          has been associated since prior to
                                                                    2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 165


Pages 166-239 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund's August 31, 2006 financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report, which is available upon request.


PORTFOLIO SUMMARY
August 31, 2006

U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  34.4%   Financial                                  [PIE CHART OMITTED]
[ ]  11.8%   Energy
[ ]  11.8%   Consumer Staples
[ ]   9.4%   Utilities
[ ]   6.7%   Consumer Growth
[ ]   6.1%   Capital Equipment
[ ]   5.5%   Technology
[ ]   4.8%   Consumer Cyclicals
[ ]   3.6%   Industrial Commodities
[ ]   1.9%   Medical
[ ]   1.2%   Consumer Services
[ ]   0.8%   Services

[ ]   2.0%   Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  27.6%   Technology                                 [PIE CHART OMITTED]
[ ]  24.0%   Health Care
[ ]  18.0%   Finance
[ ]   8.5%   Energy
[ ]   7.0%   Consumer Services
[ ]   5.7%   Consumer Staples
[ ]   4.6%   Aerospace & Defense
[ ]   2.1%   Basic Industry
[ ]   1.1%   Capital Goods
[ ]   0.5%   Multi-Industry Company
[ ]   0.4%   Transportation

[ ]   0.5%   Short-Term


* All data are as of August 31, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


166 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


PORTFOLIO SUMMARY
August 31, 2006

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

INDUSTRY BREAKDOWN*
[ ]  29.7%   Diversified                                [PIE CHART OMITTED]
[ ]  17.9%   Office
[ ]  10.6%   Apartments
[ ]   8.9%   Shopping Centers
[ ]   7.3%   Industrial
[ ]   5.5%   Lodging
[ ]   5.2%   Regional Malls
[ ]   5.1%   Retail
[ ]   2.6%   Residential
[ ]   2.4%   Self Storage
[ ]   1.5%   Health Care

[ ]   3.3%   Short-Term


COUNTRY BREAKDOWN*
[ ]  43.4%   United States                              [PIE CHART OMITTED]
[ ]  11.4%   Japan
[ ]   9.2%   United Kingdom
[ ]   9.2%   Australia
[ ]   7.9%   France
[ ]   4.9%   Canada
[ ]   7.0%   Hong Kong
[ ]   1.2%   Singapore
[ ]   1.1%   Netherlands
[ ]   1.0%   Germany
[ ]   0.4%   Finland

[ ]   3.3%   Short-Term


* All data are as of August 31, 2006. The Portfolio's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser. These industry classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 167


PORTFOLIO SUMMARY
August 31, 2006

INTERNATIONAL VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  35.5%   Financial                                  [PIE CHART OMITTED]
[ ]  12.8%   Capital Equipment
[ ]  10.4%   Energy
[ ]   8.8%   Industrial Commodities
[ ]   7.1%   Technology
[ ]   6.2%   Consumer Staples
[ ]   4.2%   Utilities
[ ]   3.5%   Telecommunication
[ ]   2.8%   Construction & Housing
[ ]   2.7%   Medical
[ ]   2.3%   Transportation
[ ]   0.8%   Consumer Cyclicals

[ ]   2.9%   Short-Term


COUNTRY BREAKDOWN*
[ ]  23.0%   United Kingdom                             [PIE CHART OMITTED]
[ ]  17.1%   Japan
[ ]  15.6%   France
[ ]  10.9%   Germany
[ ]   5.1%   Netherlands
[ ]   4.3%   Taiwan
[ ]   4.0%   South Korea
[ ]   2.7%   China
[ ]   2.5%   Spain
[ ]   2.4%   Italy
[ ]   2.2%   Switzerland
[ ]   2.1%   Brazil
[ ]   1.1%   Belgium
[ ]   4.1%   Other

[ ]   2.9%   Short-Term


* All data are as of August 31, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Value Portfolio represent less than 1.1% weightings in Canada, Hong Kong, Hungary, Israel, Singapore, South Africa and Sweden.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


168 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


PORTFOLIO SUMMARY
August 31, 2006


INTERNATIONAL GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  34.5%   Finance                                    [PIE CHART OMITTED]
[ ]  11.7%   Health Care
[ ]  10.2%   Technology
[ ]   8.4%   Consumer Staples
[ ]   7.4%   Consumer Manufacturing
[ ]   6.8%   Basic Industry
[ ]   6.0%   Consumer Services
[ ]   5.2%   Energy
[ ]   3.8%   Capital Goods
[ ]   3.6%   Multi-Industry Company
[ ]   1.1%   Utility

[ ]   1.3%   Short-Term


COUNTRY BREAKDOWN*
[ ]  22.9%   Japan                                      [PIE CHART OMITTED]
[ ]  18.7%   Switzerland
[ ]  15.5%   France
[ ]  12.8%   United Kingdom
[ ]   4.6%   Germany
[ ]   3.5%   Italy
[ ]   3.4%   Netherlands
[ ]   2.4%   Spain
[ ]   2.2%   Brazil
[ ]   2.2%   Mexico
[ ]   1.9%   Norway
[ ]   1.8%   Ireland
[ ]   1.7%   Australia
[ ]   5.1%   Other

[ ]   1.3%   Short-Term


* All data are as of August 31, 2006. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Growth Portfolio represent less than 1.7% weightings in Bahamas, China, Hong Kong, Russia, South Korea and Taiwan.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 169


PORTFOLIO SUMMARY
August 31, 2006


SMALL-MID CAP VALUE PORTFOLIO

SECTOR BREAKDOWN*
[ ]  23.5%   Financial                                  [PIE CHART OMITTED]
[ ]  12.3%   Capital Equipment
[ ]   8.6%   Industrial Commodities
[ ]   8.1%   Services
[ ]   8.1%   Technology
[ ]   8.0%   Consumer Cyclicals
[ ]   7.7%   Consumer Staples
[ ]   6.8%   Consumer Growth
[ ]   5.9%   Utilities
[ ]   3.4%   Energy
[ ]   1.9%   Non-Financial

[ ]   5.7%   Short-Term


SMALL-MID CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*
[ ]  29.0%   Consumer Services                          [PIE CHART OMITTED]
[ ]  21.6%   Technology
[ ]  15.6%   Health Care
[ ]  10.5%   Energy
[ ]   7.2%   Finance
[ ]   5.1%   Capital Goods
[ ]   3.3%   Basic Industry
[ ]   2.4%   Transportation
[ ]   1.8%   Aerospace & Defense
[ ]   1.3%   Multi-Industry Commodities
[ ]   0.9%   Utilities

[ ]   1.3%   Short-Term


* All data are as of August 31, 2006. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolios' prospectus.


170 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


PORTFOLIO SUMMARY
August 31, 2006


SHORT DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  54.3%   U.S. Government & Government                  [PIE CHART OMITTED]
             Sponsored Agency Obligations
[ ]  20.9%   Corporate Debt Obligations
[ ]  12.1%   Collateralized Mortgage Obligations
[ ]   7.9%   Asset Backed Securities
[ ]   3.5%   Commercial Mortgage Backed Securities

[ ]   1.3%   Short-Term


INTERMEDIATE DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  27.9%   Federal National Mortgage Association         [PIE CHART OMITTED]
[ ]  14.2%   Corporate Debt Obligations
[ ]  10.9%   Sovereign Debt Securities
[ ]   8.2%   U.S. Treasury Securities
[ ]   6.2%   Commercial Mortgage Backed Securities
[ ]   3.8%   Collateralized Mortgage Obligations
[ ]   3.3%   Asset Backed Securities
[ ]   2.3%   Federal Home Loan Mortgage Corporation
[ ]   1.4%   Government National Mortgage Association

[ ]  21.8%   Short-Term


* All data are as of August 31, 2006. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 171


PORTFOLIO SUMMARY
August 31, 2006

INFLATION PROTECTED SECURITIES PORTFOLIO

SECURITY TYPE BREAKDOWN*
[ ]  94.4%   U.S. Government & Government                  [PIE CHART OMITTED]
             Sponsored Agency Obligations
[ ]   2.0%   Non U.S. Dollar Sovereign Debt

[ ]   3.6%   Short-Term


HIGH YIELD PORTFOLIO

SECTOR/INDUSTRY BREAKDOWN*
[ ]   8.4%   Utilities                                     [PIE CHART OMITTED]
[ ]   6.1%   Cable
[ ]   5.4%   Gaming
[ ]   4.9%   Automotive
[ ]   4.7%   Communications--Mobile
[ ]   4.6%   Energy
[ ]   4.4%   Health Care
[ ]   4.4%   Structured Notes
[ ]   4.0%   Services
[ ]   4.0%   Communications--Fixed
[ ]   3.7%   Index
[ ]   3.5%   Metals/Mining
[ ]   3.3%   Food/Beverage
[ ]   3.3%   Diversified Media
[ ]  27.9%   Other

[ ]   7.4%   Short Term


* All data are as of August 31, 2006. The Portfolios' security type and sector/industry breakdowns are expressed as a percentage of total investments and may vary over time. "Other" sector weightings for High Yield Portfolio represent less than 2.9% weightings in chemicals, technology, industrial, broadcasting/media, financial, entertainment & leisure, hotel/lodging, building/real estate, paper/packaging, consumer manufacturing, petroleum products, retail, supermarket/drug, transportation, aerospace/defense, public utilities--electric & gas, containers, non-convertible preferred stocks, public utilities--telephone, consumer products and common stocks.

Please note: The sector classifications presented herein for High Yield Portfolio are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of this report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


172 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-97.5%

Financial-34.3%
Banks-NYC-7.9%
CIT Group, Inc.                                        97,300    $    4,384,338
Citigroup, Inc.                                     1,532,500        75,628,875
JPMorgan Chase & Co.                                1,149,400        52,481,604
The Bank of New York, Inc.                            336,800        11,367,000
                                                                 --------------
                                                                    143,861,817
Life Insurance-2.4%
Genworth Financial, Inc. Class A                      381,600        13,138,488
MetLife, Inc.                                         276,650        15,224,050
Prudential Financial, Inc.                             42,800         3,141,948
Torchmark Corp.                                       101,400         6,308,094
UnumProvident Corp.                                   342,700         6,494,165
                                                                 --------------
                                                                     44,306,745
Major Regional Banks-10.3%
Bank of America Corp.                               1,327,994        68,351,851
BB&T Corp.                                             32,700         1,399,560
Comerica, Inc.                                        198,600        11,369,850
Huntington Bancshares, Inc.                           403,400         9,649,328
KeyCorp.                                               89,900         3,307,421
Mellon Financial Corp.                                308,300        11,478,009
National City Corp.                                   388,600        13,437,788
PNC Financial Services Group, Inc.                     57,600         4,077,504
Regions Financial Corp.                               330,200        11,883,898
SunTrust Banks, Inc.                                   99,200         7,578,880
U.S. Bancorp                                          336,000        10,775,520
Wachovia Corp.                                        335,400        18,322,902
Wells Fargo & Co.                                     449,200        15,609,700
                                                                 --------------
                                                                    187,242,211
Multi-Line Insurance-3.2%
American International Group, Inc.                    672,000        42,887,040
The Hartford Financial Services Group, Inc.           174,600        14,991,156
                                                                 --------------
                                                                     57,878,196
Property-Casualty Insurance-3.8%
ACE, Ltd.                                             145,900         7,858,174
Old Republic International Corp.                      243,925         5,098,033
PartnerRe, Ltd.                                        66,100         4,250,230
RenaissanceRe Holdings, Ltd.                          128,700         6,628,050
The Allstate Corp.                                     97,050         5,623,077
The Chubb Corp.                                       296,800        14,887,488
The St. Paul Travelers Cos., Inc.                     397,186        17,436,465
XL Capital, Ltd. Class A                              124,300         8,159,052
                                                                 --------------
                                                                     69,940,569


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 173


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Savings & Loan-3.0%
Astoria Financial Corp.                                56,800    $    1,743,760
Fannie Mae                                            425,050        22,378,882
Freddie Mac                                           330,500        21,019,800
Washington Mutual, Inc.                               205,200         8,595,828
                                                                 --------------
                                                                     53,738,270
Miscellaneous-3.7%
Federated Investors, Inc. Class B                     103,400         3,461,832
Janus Capital Group, Inc.                             373,650         6,643,497
Lehman Brothers Holdings, Inc.                        109,200         6,968,052
MBIA, Inc.                                             89,800         5,534,374
Merrill Lynch & Co., Inc.                             389,500        28,639,935
MGIC Investment Corp.                                  28,100         1,626,147
Morgan Stanley                                        109,200         7,184,268
The Goldman Sachs Group, Inc.                          25,000         3,716,250
Waddell & Reed Financial, Inc. Class A                151,300         3,513,186
                                                                 --------------
                                                                     67,287,541
                                                                 --------------
                                                                    624,255,349
Energy-11.8%
Gas Pipelines-0.1%
El Paso Corp.                                          56,000           813,120

Offshore Drilling-1.2%
Diamond Offshore Drilling, Inc.                        54,200         3,928,416
ENSCO International, Inc.                              78,200         3,494,758
GlobalSantaFe Corp.                                   117,000         5,758,740
Noble Corp.                                            69,500         4,544,605
Rowan Cos., Inc.                                      126,800         4,336,560
                                                                 --------------
                                                                     22,063,079
Oils-Integrated Domestic-2.4%
ConocoPhillips                                        333,100        21,128,533
Marathon Oil Corp.                                    128,100        10,696,350
Occidental Petroleum Corp.                             71,200         3,630,488
Total SA (ADR)                                        120,200         8,105,086
                                                                 --------------
                                                                     43,560,457
Oils-Integrated International-8.1%
BP PLC (ADR)                                           99,700         6,784,585
Chevron Corp.                                         580,300        37,371,320
Exxon Mobil Corp.                                   1,531,400       103,629,838
                                                                 --------------
                                                                    147,785,743
                                                                 --------------
                                                                    214,222,399
Consumer Staples-11.7%
Beverages-Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Class B                       18,900         1,328,670
PepsiCo, Inc.                                         124,100         8,101,248
The Coca-Cola Co.                                     342,000        15,325,020
                                                                 --------------
                                                                     24,754,938


174 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Foods-2.0%
Bunge, Ltd.                                            53,800    $    3,031,092
ConAgra Foods, Inc.                                   419,900         9,993,620
General Mills, Inc.                                   198,500        10,764,655
Kellogg Co.                                           210,100        10,652,070
Kraft Foods, Inc. Class A                              32,700         1,108,857
Sara Lee Corp.                                         99,400         1,653,022
                                                                 --------------
                                                                     37,203,316
Restaurants-1.1%
McDonald's Corp.                                      556,700        19,985,530

Retail-Food-1.1%
Safeway, Inc.                                         317,400         9,817,182
The Kroger Co.                                        398,300         9,483,523
                                                                 --------------
                                                                     19,300,705
Soaps-3.5%
Colgate-Palmolive Co.                                 180,200        10,786,772
The Clorox Co.                                        152,900         9,144,949
The Procter & Gamble Co.                              715,900        44,314,210
                                                                 --------------
                                                                     64,245,931
Sugar Refiners-0.1%
Archer-Daniels-Midland Co.                             33,000         1,358,610

Tobacco-2.5%
Altria Group, Inc.                                    447,150        37,350,439
UST, Inc.                                             173,900         9,192,354
                                                                 --------------
                                                                     46,542,793
                                                                 --------------
                                                                    213,391,823
Utilities-9.3%
Electric Companies-2.3%
Allegheny Energy, Inc.(a)                              53,400         2,228,916
Alliant Energy Corp.                                   17,600           643,984
American Electric Power Co., Inc.                      97,969         3,573,909
Constellation Energy Group, Inc.                       34,350         2,064,091
Dominion Resources, Inc.                              189,300        15,123,177
Entergy Corp.                                         143,700        11,158,305
Northeast Utilities                                   137,900         3,145,499
Wisconsin Energy Corp.                                 85,125         3,660,375
                                                                 --------------
                                                                     41,598,256
Telephone-7.0%
American Tower Corp. Class A(a)                        90,000         3,227,400
AT&T, Inc.                                          1,358,800        42,299,444
BellSouth Corp.                                       537,400        21,882,928
Crown Castle International Corp.(a)                   287,600         9,881,936
Embarq Corp.(a)                                        38,305         1,806,081
Sprint Corp.                                          766,100        12,962,412
Verizon Communications, Inc.                        1,045,800        36,791,244
                                                                 --------------
                                                                    128,851,445
                                                                 --------------
                                                                    170,449,701


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 175


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Consumer Growth-6.6%
Advertising-0.3%
The Interpublic Group of Cos., Inc.(a)                611,100    $    5,609,898

Drugs-3.2%
Pfizer, Inc.                                        2,151,700        59,300,852

Entertainment-1.5%
The Walt Disney Co.                                   198,900         5,897,385
Time Warner, Inc.                                   1,335,900        22,202,658
                                                                 --------------
                                                                     28,100,043
Hospital Management-0.1%
Tenet Healthcare Corp.(a)                             157,800         1,243,464

Other Medical-0.4%
AmerisourceBergen Corp.                               156,700         6,919,872

Radio-TV Broadcasting-1.1%
Comcast Corp. Class A(a)                              403,800        14,133,000
Comcast Corp. Class A Special(a)                      148,950         5,199,845
                                                                 --------------
                                                                     19,332,845
                                                                 --------------
                                                                    120,506,974
Capital Equipment-6.1%
Aerospace & Defense-0.6%
Goodrich Corp.                                         95,900         3,735,305
The Boeing Co.                                        101,300         7,587,370
                                                                 --------------
                                                                     11,322,675
Auto & Truck Parts-0.3%
Eaton Corp.                                            81,900         5,446,350

Defense-1.3%
Lockheed Martin Corp.                                 108,700         8,978,620
Northrop Grumman Corp.                                200,900        13,422,129
                                                                 --------------
                                                                     22,400,749
Electrical Equipment-2.9%
Cooper Industries, Ltd. Class A                        54,800         4,487,024
General Electric Co.                                1,429,300        48,681,958
                                                                 --------------
                                                                     53,168,982
Miscellaneous Capital Goods-1.0%
Ingersoll-Rand Co., Ltd.                              144,000         5,474,880
SPX Corp.                                             132,300         6,985,440
Textron, Inc.                                          72,800         6,105,008
                                                                 --------------
                                                                     18,565,328
                                                                 --------------
                                                                    110,904,084


176 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Technology-5.5%
Communication-Equipment
  Manufacturers-1.1%
ADC Telecommunications, Inc.(a)                       209,799    $    2,863,756
Cisco Systems, Inc.(a)                                162,500         3,573,375
Nokia Corp. (ADR)                                     379,300         7,919,784
Tellabs, Inc.(a)                                      467,600         4,764,844
                                                                 --------------
                                                                     19,121,759
Computer / Instrumentation-0.7%
Celestica, Inc.(a)                                    339,400         3,251,452
Flextronics International, Ltd.(a)                    319,100         3,765,380
Sanmina-SCI Corp.(a)                                  599,600         2,032,644
Solectron Corp.(a)                                    959,100         3,011,574
                                                                 --------------
                                                                     12,061,050
Computer Services/Software-1.3%
Ceridian Corp.(a)                                     204,800         4,888,576
Electronic Data Systems Corp.                         458,600        10,928,438
Microsoft Corp.                                       336,800         8,652,392
                                                                 --------------
                                                                     24,469,406
Computers-1.8%
EMC Corp.(a)                                          493,200         5,745,780
Hewlett-Packard Co.                                   432,600        15,815,856
International Business Machines Corp.                 149,800        12,129,306
                                                                 --------------
                                                                     33,690,942
Semiconductors-0.3%
Agere Systems, Inc.(a)                                328,130         5,000,701

Miscellaneous Industrial Technology-0.3%
Arrow Electronics, Inc.(a)                            136,200         3,799,980
Tech Data Corp.(a)                                     42,875         1,495,909
                                                                 --------------
                                                                      5,295,889
                                                                 --------------
                                                                     99,639,747
Consumer Cyclicals-4.7%
Apparel Manufacturing-0.4%
Jones Apparel Group, Inc.                             136,600         4,275,580
V. F. Corp.                                            51,775         3,618,555
                                                                 --------------
                                                                      7,894,135
Autos & Auto Parts-2.2%
American Axle & Manufacturing Holdings, Inc.           11,000           183,590
Autoliv, Inc.                                         162,800         9,201,456
BorgWarner, Inc.                                      121,100         6,867,581
DaimlerChrysler AG                                    159,000         8,392,020
Magna International, Inc. Class A                     109,000         7,842,550
Toyota Motor Corp. (ADR)                               76,500         8,288,010
                                                                 --------------
                                                                     40,775,207


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 177


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retailers-1.5%
Limited Brands, Inc.                                  282,000    $    7,255,860
Office Depot, Inc.(a)                                 309,400        11,398,296
Saks, Inc.                                            299,500         4,321,785
Target Corp.                                           75,400         3,648,606
                                                                 --------------
                                                                     26,624,547
Toys-0.5%
Mattel, Inc.                                          455,500         8,581,620

Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                                90,900         2,453,391
                                                                 --------------
                                                                     86,328,900
Industrial Commodities-3.6%
Chemicals-1.7%
Avery Dennison Corp.                                  113,700         7,042,578
E. I. Du Pont de Nemours & Co.                        164,400         6,571,068
Eastman Chemical Co.                                   27,800         1,458,110
Hercules, Inc.(a)                                      63,825           995,670
PPG Industries, Inc.                                  163,400        10,353,024
The Lubrizol Corp.                                    123,500         5,371,015
                                                                 --------------
                                                                     31,791,465
Containers-0.9%
Crown Holdings, Inc.(a)                               238,700         4,389,693
Owens-Illinois, Inc.(a)                               275,200         4,172,032
Sonoco Products Co.                                   210,400         7,044,192
                                                                 --------------
                                                                     15,605,917
Paper-1.0%
Kimberly-Clark Corp.                                  200,000        12,700,000
Smurfit-Stone Container Corp.(a)                      439,600         5,007,044
                                                                 --------------
                                                                     17,707,044
                                                                 --------------
                                                                     65,104,426
Medical-1.9%
Health & Personal Care-1.9%
Eli Lilly & Co.                                       153,300         8,574,069
Merck & Co., Inc.                                     643,200        26,081,760
                                                                 --------------
                                                                     34,655,829
Consumer Services-1.2%
Broadcasting & Cable-1.2%
CBS Corp. Class B                                     470,850        13,442,768
Viacom, Inc. Class B(a)                               243,750         8,848,125
                                                                 --------------
                                                                     22,290,893
Services-0.8%
Railroads-0.8%
CSX Corp.                                             245,400         7,415,988
Norfolk Southern Corp.                                178,300         7,618,759
                                                                 --------------
                                                                     15,034,747
Total Common Stocks
  (cost $1,606,824,625)                                           1,776,784,872


178 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.0%
Time Deposit-2.0%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $36,430,000)                                 $ 36,430    $   36,430,000

Total Investments-99.5%
  (cost $1,643,254,625)                                           1,813,214,872
Other assets less liabilities-0.5%                                    8,817,281

Net Assets-100%                                                  $1,822,032,153


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 179


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-99.5%

Technology-27.6%
Communication Equipment-6.3%
Corning, Inc.(a)                                    1,694,800    $   37,692,352
Juniper Networks, Inc.(a)                             854,500        12,535,515
QUALCOMM, Inc.                                      1,647,900        62,076,393
                                                                 --------------
                                                                    112,304,260
Computer Hardware/Storage-5.5%
Apple Computer, Inc.(a)                             1,407,850        95,522,623
Hewlett-Packard Co.                                    74,000         2,705,440
                                                                 --------------
                                                                     98,228,063
Computer Peripherals-1.6%
Network Appliance, Inc.(a)                            835,500        28,607,520

Internet Media-8.6%
Google, Inc. Class A(a)                               226,785        85,844,926
Yahoo!, Inc.(a)                                     2,306,900        66,484,858
                                                                 --------------
                                                                    152,329,784
Semiconductor Components-5.6%
Advanced Micro Devices, Inc.(a)                     1,746,500        43,645,035
Broadcom Corp. Class A(a)                           1,613,500        47,501,440
NVIDIA Corp.(a)                                       269,300         7,839,323
                                                                 --------------
                                                                     98,985,798
                                                                 --------------
                                                                    490,455,425
Health Care-24.0%
Biotechnology-7.0%
Amgen, Inc.(a)                                         93,280         6,336,510
Genentech, Inc.(a)                                    822,600        67,880,952
Gilead Sciences, Inc.(a)                              784,550        49,740,470
                                                                 --------------
                                                                    123,957,932
Drugs-2.6%
Teva Pharmaceutical Industries, Ltd. (ADR)          1,321,250        45,926,650

Medical Products-3.3%
Alcon, Inc.                                           503,000        59,248,370

Medical Services-11.1%
Caremark Rx, Inc.                                     873,200        50,593,208
Medco Health Solutions, Inc.(a)                       376,200        23,839,794
UnitedHealth Group, Inc.                              491,500        25,533,425
WellPoint, Inc.(a)                                  1,252,850        96,983,119
                                                                 --------------
                                                                    196,949,546
                                                                 --------------
                                                                    426,082,498
Finance-18.0%
Banking-Money Center-4.7%
JPMorgan Chase & Co.                                  915,800        41,815,428
UBS AG                                                740,800        42,055,216
                                                                 --------------
                                                                     83,870,644


180 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Banking-Regional-0.7%
Northern Trust Corp.                                  238,700    $   13,364,813

Brokerage & Money Management-8.8%
Franklin Resources, Inc.                              436,600        42,965,806
Legg Mason, Inc.                                      449,840        41,052,398
Merrill Lynch & Co., Inc.                             468,500        34,448,805
The Goldman Sachs Group, Inc.                         248,550        36,946,958
                                                                 --------------
                                                                    155,413,967
Insurance-2.3%
American International Group, Inc.                    640,860        40,899,685

Miscellaneous-1.5%
Chicago Mercantile Exchange Holdings, Inc.             22,230         9,781,200
Nasdaq Stock Market, Inc.(a)                          221,160         6,305,272
NYSE Group, Inc.(a)                                   180,000        10,674,000
                                                                 --------------
                                                                     26,760,472
                                                                 --------------
                                                                    320,309,581
Energy-8.5%
Oil Service-8.5%
Baker Hughes, Inc.                                    229,900        16,364,282
GlobalSantaFe Corp.                                   486,200        23,930,764
Halliburton Co.                                     2,189,300        71,414,966
Nabors Industries, Ltd.(a)                            701,400        23,062,032
Schlumberger, Ltd.                                    265,700        16,287,410
                                                                 --------------
                                                                    151,059,454
Consumer Services-7.0%
Cellular Communications-1.2%
America Movil S.A. de C.V. (ADR)                      557,600        20,804,056

Restaurants & Lodging-2.9%
Hilton Hotels Corp.                                   352,000         8,965,440
Las Vegas Sands Corp.(a)                              119,750         8,359,748
McDonald's Corp.                                      828,850        29,755,715
Starwood Hotels & Resorts Worldwide, Inc.              89,950         4,790,737
                                                                 --------------
                                                                     51,871,640
Retail-General Merchandise-2.9%
eBay, Inc.(a)                                          93,930         2,616,890
Kohl's Corp.(a)                                       127,100         7,945,021
Lowe's Cos., Inc.                                     559,400        15,137,364
Target Corp.                                          517,350        25,034,566
                                                                 --------------
                                                                     50,733,841
                                                                 --------------
                                                                    123,409,537
Consumer Staples-5.7%
Household Products-4.4%
The Procter & Gamble Co.                            1,259,100        77,938,290


ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 181


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Retail-Food & Drug-1.3%
Walgreen Co.                                          278,400    $   13,769,664
Whole Foods Market, Inc.                              186,660        10,008,709
                                                                 --------------
                                                                     23,778,373
                                                                 --------------
                                                                    101,716,663
Aerospace & Defense-4.6%
Aerospace-4.6%
Rockwell Collins, Inc.                                239,750        12,570,092
The Boeing Co.                                        917,500        68,720,750
                                                                 --------------
                                                                     81,290,842
Basic Industry-2.1%
Chemicals-2.1%
Monsanto Co.                                          781,400        37,069,616

Capital Goods-1.1%
Electrical Equipment-0.8%
Emerson Electric Co.                                  175,950        14,454,292

Miscellaneous-0.3%
United Technologies Corp.                              93,200         5,844,572
                                                                 --------------
                                                                     20,298,864
Multi-Industry Company-0.5%
Capital Equipment-0.5%
Textron, Inc.                                          98,500         8,260,210

Transportation-0.4%
Railroad-0.4%
CSX Corp.                                             208,500         6,300,870

Total Common Stocks
  (cost $1,697,900,986)                                           1,766,253,560

SHORT-TERM INVESTMENT-0.5%
Time Deposit-0.5%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $9,442,000)                                   $ 9,442         9,442,000

Total Investments-100.0%
  (cost $1,707,342,986)                                           1,775,695,560
Other assets less liabilities-0.0%                                     (221,346)

Net Assets-100%                                                  $1,775,474,214


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt


182 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-95.3%

Real Estate Investment Trusts-95.3%
Apartments-10.4%
Archstone-Smith Trust                                 204,400    $   10,869,992
AvalonBay Communities, Inc.                           140,900        17,048,900
Boardwalk Real Estate Investment Trust                225,400         6,199,367
Camden Property Trust                                 160,100        12,422,159
Canadian Apartment Properties REI                     115,000         1,846,783
Equity Residential Properties Trust                   343,500        17,130,345
Essex Property Trust, Inc.                             42,500         5,332,475
Mid-America Apartment Communities, Inc.               164,500         9,935,800
United Dominion Realty Trust, Inc.                    197,600         6,028,776
                                                                 --------------
                                                                     86,814,597
Diversified-29.3%
British Land Co. PLC                                  855,293        22,232,742
Canadian Real Estate Investment Trust                 121,800         2,807,803
Cominar Real Estate Investment Trust                  128,200         2,389,324
Forest City Enterprises, Inc. Class A                 125,013         6,723,199
GPT Group                                           4,087,500        14,254,008
H&R Real Estate Investment                            137,100         2,691,640
Hammerson PLC                                         353,000         8,547,613
Kerry Properties, Ltd.                              5,480,832        20,674,242
Land Securities Group PLC                             651,964        23,513,199
Mitsui Fudosan Co., Ltd.                            1,289,000        28,746,332
New World Development, Ltd.                         9,073,601        16,264,528
Sumitomo Realty & Development                         862,000        25,268,610
Sun Hung Kai Properties, Ltd.                       1,046,600        11,404,036
Unibail                                               195,318        38,120,075
Vornado Realty Trust                                  160,500        16,998,555
Wereldhave NV                                          32,200         3,381,925
                                                                 --------------
                                                                    244,017,831
Health Care-1.5%
Ventas, Inc.                                          303,500        12,155,175

Industrial-7.2%
AMB Property Corp.                                     63,200         3,528,456
Ascendas Real Estate Investment Trust               4,468,261         5,840,136
Bail Investissement Fonciere                          138,600         8,973,194
Brixton PLC                                           223,900         2,244,889
First Potomac Realty Trust                            113,600         3,522,736
Macquarie Goodman Group                             1,465,807         7,088,139
ProLogis Trust                                        369,300        20,850,678
Slough Estates PLC                                    473,050         5,917,395
Summit Real Estate Investment Trust                    86,100         2,321,343
                                                                 --------------
                                                                     60,286,966


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 183


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Lodging-5.5%
Equity Inns, Inc.                                     256,000    $    3,937,280
FelCor Lodging Trust, Inc.                            284,300         6,098,235
Host Hotels & Resorts, Inc.                           526,757        11,873,103
LaSalle Hotel Properties                              104,500         4,591,730
Starwood Hotels & Resorts Worldwide, Inc.              71,100         3,786,786
Strategic Hotels & Resorts, Inc.                      324,800         6,625,920
Sunstone Hotel Investors, Inc.                        283,000         8,461,700
                                                                 --------------
                                                                     45,374,754
Office-17.6%
Alexandria Real Estate Equities, Inc.                 106,900        10,478,338
Allied Properties Real Estate Investment Trust        264,100         4,169,497
BioMed Realty Trust, Inc.                              68,000         2,117,520
Boston Properties, Inc.                               151,800        15,427,434
Brookfield Properties Corp.                           170,500         5,976,025
Corporate Office Properties Trust                     273,500        12,846,295
DB RREEF Trust                                      8,538,095        10,193,331
Derwent Valley Holdings PLC                           145,878         5,017,314
Digital Realty Trust, Inc.                            333,400         9,971,994
Dundee Real Estate Investment Trust                   148,300         4,259,952
Equity Office Properties Trust                        133,300         4,944,097
ING Office Fund                                     4,222,466         4,753,380
IVG Immobilien AG                                      96,000         3,110,636
Japan Real Estate Investment Corp.                      1,460        12,558,537
Maguire Properties, Inc.                              240,000         9,578,400
Nippon Building Fund, Inc.                              2,161        21,161,297
Reckson Associates Realty Corp.                        57,400         2,456,146
SL Green Realty Corp.                                  69,300         7,731,108
                                                                 --------------
                                                                    146,751,301
Regional Malls-5.2%
General Growth Properties, Inc.                       180,200         8,168,466
Macerich Co.                                           10,900           813,794
RioCan Real Estate Investment Trust                   295,800         6,128,490
Simon Property Group, Inc.                            263,600        22,350,644
Taubman Centers, Inc.                                 133,000         5,358,570
                                                                 --------------
                                                                     42,819,964
Residential-2.5%
Deutsche Wohnen AG                                     17,000         5,279,796
Sino Land Co., Ltd.                                 5,580,601         9,405,466
Stockland                                           1,170,684         6,465,515
                                                                 --------------
                                                                     21,150,777
Retail-5.0%
Capital & Regional PLC                                422,928         8,109,766
CapitaMall Trust                                    2,438,800         3,655,823
Citycon Oyj                                           660,000         3,228,045
Westfield Group                                     1,905,964        26,559,603
                                                                 --------------
                                                                     41,553,237
Self Storage-2.4%
Public Storage, Inc.                                  231,500        20,059,475


184 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Shopping Centers-8.7%
Centro Properties Group                               439,127    $    2,565,785
Developers Diversified Realty Corp.                   112,500         6,086,250
Federal Realty Investment Trust                        82,000         6,073,740
Japan Retail Fund Investment Corp.                        820         5,914,230
Kimco Realty Corp.                                    348,200        14,467,710
Klepierre                                             125,100        17,577,193
Macquarie CountryWide Trust                         2,300,621         3,396,613
Primaris Retail Real Estate Investment Trust           85,000         1,349,634
Regency Centers Corp.                                  64,500         4,338,915
Rodamco Europe NV                                      49,550         5,352,392
Tanger Factory Outlet Centers, Inc.                   154,100         5,516,780
                                                                 --------------
                                                                     72,639,242
Total Common Stocks
  (cost $647,214,512)                                               793,623,319

SHORT-TERM INVESTMENT-3.4%
Time Deposit-3.4%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $27,913,000)                                 $ 27,913        27,913,000

Total Investments-98.7%
  (cost $675,127,512)                                               821,536,319
Other assets less liabilities-1.3%                                   11,158,743

Net Assets-100%                                                  $  832,695,062


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 185


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-95.2%

Financial-34.7%
Banking-21.6%
Bank Hapoalim, Ltd.                                 1,664,800    $    7,320,865
Bank Leumi Le-Israel                                  736,900         2,626,603
Barclays PLC                                        1,831,300        22,944,108
BNP Paribas, SA                                       227,300        24,168,306
Credit Agricole, SA                                   454,610        18,472,986
Credit Suisse Group                                   394,500        21,987,624
Fortis                                                282,600        11,004,281
HBOS PLC                                              958,560        18,305,695
Kookmin Bank                                          164,700        13,281,499
Royal Bank of Scotland Group PLC                      698,900        23,706,625
Societe Generale                                      125,125        20,210,443
Standard Bank Group, Ltd.                             472,700         5,098,714
Sumitomo Mitsui Financial Group, Inc.                   2,359        26,456,641
                                                                 --------------
                                                                    215,584,390
Financial Services-2.7%
ORIX Corp.                                            103,300        27,272,797

Insurance-10.4%
Assurances Generales de France                        106,900        13,424,478
Aviva PLC                                           1,273,223        17,892,861
Friends Provident PLC                               2,813,720         9,967,111
ING Groep NV                                          922,011        39,946,659
Muenchener Rueckversicherungs
  Gesellschaft AG                                     148,700        22,419,495
                                                                 --------------
                                                                    103,650,604
                                                                 --------------
                                                                    346,507,791
Capital Equipment-12.6%
Aerospace & Defense-2.4%
BAE Systems PLC                                     1,488,100        10,496,124
European Aeronautic Defence & Space Co.               428,190        12,921,678
                                                                 --------------
                                                                     23,417,802
Automobiles-7.8%
Continental AG                                        261,700        28,012,889
Renault, SA                                           277,300        32,312,181
Toyota Motor Corp.                                    319,600        17,271,801
                                                                 --------------
                                                                     77,596,871
Machinery & Engineering-2.4%
MAN AG                                                186,400        14,264,726
Sumitomo Heavy Industries, Ltd.                     1,152,000         9,908,217
                                                                 --------------
                                                                     24,172,943
                                                                 --------------
                                                                    125,187,616


186 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Energy-10.2%
Energy Sources-9.7%
BP PLC                                                806,100    $    9,147,144
Canadian Natural Resources, Ltd.                       11,300           593,268
China Petroleum & Chemical Corp.                   20,684,500        12,218,678
ENI SpA                                               626,100        19,143,745
MOL Magyar Olaj-es Gazipari Rt.                        69,800         7,085,383
Petroleo Brasileiro, SA (ADR)                         257,300        20,743,526
Repsol YPF, SA                                        478,100        13,755,534
Total, SA                                             213,500        14,417,212
                                                                 --------------
                                                                     97,104,490
Oil & Gas Services-0.5%
PetroChina Co., Ltd.                                4,412,000         4,952,302
                                                                 --------------
                                                                    102,056,792
Industrial Commodities-8.6%
Chemicals-0.9%
Mitsui Chemicals, Inc.                              1,280,000         8,962,782

Forest & Paper-0.9%
Svenska Cellulosa AB Series B                         214,400         9,185,416

Metal-Nonferrous-2.1%
Xstrata PLC                                           475,240        21,387,775

Metal-Steel-4.7%
JFE Holdings, Inc.                                    475,400        19,286,360
Mittal Steel Co. NV(a)                                294,332         9,823,020
POSCO                                                  69,400        17,378,339
                                                                 --------------
                                                                     46,487,719
                                                                 --------------
                                                                     86,023,692
Technology-7.0%
Electrical & Electronics-1.0%
Compal Electronics, Inc. (GDR)(b)                   2,168,608         9,650,307

Electronic Components & Instruments-6.0%
AU Optronics Corp.                                  6,571,400         9,621,945
Flextronics International, Ltd.(a)                    584,400         6,895,920
Samsung Electronics Co., Ltd.                          12,150         8,189,041
Sharp Corp.                                           691,000        12,316,792
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR)                                             1,634,423        15,216,478
United Microelectronics Corp.                      14,442,227         7,919,796
                                                                 --------------
                                                                     60,159,972
                                                                 --------------
                                                                     69,810,279
Consumer Staples-6.1%
Beverages & Tobacco-4.4%
British American Tobacco PLC                          777,153        21,354,460
Japan Tobacco, Inc.                                     5,870        22,295,879
                                                                 --------------
                                                                     43,650,339


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 187


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Food & Household Products-1.7%
J Sainsbury PLC                                     2,501,900    $   16,976,993
                                                                 --------------
                                                                     60,627,332
Utilities-4.2%
Electric & Gas Utility-4.2%
E.ON AG                                               184,200        23,422,518
Endesa, SA                                            291,800        10,187,483
RWE AG                                                 84,650         7,754,965
                                                                 --------------
                                                                     41,364,966
Telecommunications-3.4%
Telecommunications-3.4%
China Netcom Group Corp., Ltd.                      5,217,500         9,168,549
Nippon Telegraph & Telephone Corp.                      1,000         5,037,547
Vodafone Group PLC                                  9,082,937        19,684,597
                                                                 --------------
                                                                     33,890,693
Construction & Housing-2.7%
Building Materials-0.4%
Buzzi Unicem SpA                                      194,400         4,364,982

Construction & Housing-2.2%
George Wimpey PLC                                     515,700         4,921,245
Leopalace21 Corp.                                     189,200         6,677,276
Persimmon PLC                                         158,400         3,755,166
Taylor Woodrow PLC                                  1,035,400         6,762,353
                                                                 --------------
                                                                     22,116,040
Real Estate-0.1%
Sino Land Co., Ltd.                                   471,800           795,165
                                                                 --------------
                                                                     27,276,187
Medical-2.6%
Health & Personal Care-2.6%
AstraZeneca PLC                                        45,400         2,946,170
GlaxoSmithKline PLC                                   246,300         6,987,619
Sanofi-Aventis                                        181,519        16,302,506
                                                                 --------------
                                                                     26,236,295
Transportation-2.3%
Transportation-Airlines-1.1%
Deutsche Lufthansa AG                                 547,700        10,853,353

Transportation-Shipping-1.2%
Mitsui OSK Lines, Ltd.                              1,541,000        11,699,573
                                                                 --------------
                                                                     22,552,926
Consumer Cyclicals-0.8%
Leisure & Tourism-0.8%
Whitbread PLC                                         333,794         7,782,096

Total Common Stocks
  (cost $768,409,513)                                               949,316,665


188 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-2.8%
Time Deposit-2.8%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $28,334,000)                                 $ 28,334    $   28,334,000

Total Investments-98.0%
  (cost $796,743,513)                                               977,650,665
Other assets less liabilities-2.0%                                   19,720,179

Net Assets-100%                                                  $  997,370,844


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note C)

                                                                Value at
                Number of       Expiration       Original       August 31,      Unrealized
     Type       Contracts         Month           Value           2006         Appreciation
---------------------------------------------------------------------------------------------
EURO STOXX 50      219        September 2006    $ 9,853,680    $ 10,689,784      $ 836,104

(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the market value of this security amounted to $9,650,307 or 1.0% of net assets.

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 189


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER INVESTMENTS-97.4%

Finance-34.0%
Banking-Money Center-16.5%
Banco Bilbao Vizcaya Argentaria, SA                   935,074    $   21,389,773
BNP Paribas, SA                                       305,481        32,481,118
Commerzbank AG                                        263,361         9,204,815
Credit Suisse Group                                   376,879        21,005,510
Mitsubishi Tokyo Financial Group, Inc.                  1,951        26,466,977
Standard Chartered PLC                                335,346         8,399,179
Sumitomo Mitsui Financial Group, Inc.                   2,437        27,331,426
                                                                 --------------
                                                                    146,278,798
Banking-Regional-2.1%
UniCredito Italiano SpA                             2,397,052        19,101,776

Brokerage & Money Management-4.8%
Man Group PLC                                       1,776,986        14,290,382
Nomura Holdings, Inc.                               1,461,700        28,044,813
                                                                 --------------
                                                                     42,335,195
Insurance-6.0%
ING Groep NV                                          676,734        29,319,891
QBE Insurance Group, Ltd.                             817,616        14,869,515
Swiss Re                                              115,997         8,847,336
                                                                 --------------
                                                                     53,036,742
Miscellaneous-4.6%
ORIX Corp.                                             36,930         9,750,091
UBS AG                                                548,114        30,984,504
                                                                 --------------
                                                                     40,734,595
                                                                 --------------
                                                                    301,487,106
Health Care-11.6%
Drugs-9.3%
AstraZeneca PLC                                       230,905        14,984,261
Novartis AG                                           320,348        18,275,198
Roche Holding AG                                      181,964        33,527,160
Sanofi-Aventis                                         76,403         6,861,873
Takeda Pharmaceutical Co., Ltd.                       135,700         8,966,829
                                                                 --------------
                                                                     82,615,321
Medical Products-2.3%
Alcon, Inc.                                            28,100         3,309,899
Essilor International, SA                              86,621         8,968,843
Nobel Biocare Holding AG                               31,638         7,706,637
                                                                 --------------
                                                                     19,985,379
                                                                 --------------
                                                                    102,600,700


190 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Technology-10.1%
Computer Hardware/Storage-1.1%
High Tech Computer Co., Credit Suisse FB
  Nassau Bank of America Warrants,
  expiring 9/18/08(a)                                 395,480    $    9,941,181

Computer Peripherals-0.7%
JP Morgan International, Ltd. Foxconn
  Technologies Warrants,
  expiring 8/22/08(a)(b)                              848,700         6,390,711

Computer Services-3.0%
Cap Gemini, SA                                        485,177        26,608,792

Electric Components-0.0%
Largan Precision Co., Ltd.                              6,200           128,167

Semiconductor Components-0.4%
Samsung Electronics Co., Ltd.                           5,161         3,478,489

Software-2.0%
SAP AG                                                 92,405        17,652,452

Miscellaneous-2.9%
Canon, Inc.                                           302,550        15,030,164
Hoya Corp.                                            286,500        10,371,303
                                                                 --------------
                                                                     25,401,467
                                                                 --------------
                                                                     89,601,259
Consumer Staples-8.3%
Beverages-1.8%
Companhia de Bebidas das Americas (ADR)               110,500         4,957,030
SABMiller PLC                                         569,948        11,227,958
                                                                 --------------
                                                                     16,184,988
Cosmetics-0.5%
L'Oreal, SA                                            42,464         4,446,432

Food-3.1%
Groupe Danone                                          58,121         7,997,874
Nestle, SA                                             58,269        20,019,516
                                                                 --------------
                                                                     28,017,390
Retail-Food & Drug-1.2%
Carrefour, SA                                         168,611        10,409,298

Tobacco-1.7%
British American Tobacco PLC                          537,352        14,765,254
                                                                 --------------
                                                                     73,823,362
Consumer Manufacturing-7.3%
Appliances-1.0%
Sony Corp.                                            209,800         9,100,485


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 191


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Auto & Related-2.4%
Honda Motor Co., Ltd.                                 223,200    $    7,553,059
Toyota Motor Corp.                                    246,100        13,299,719
                                                                 --------------
                                                                     20,852,778
Building & Related-3.9%
CRH PLC                                               463,258        16,023,819
Vinci, SA                                             169,489        18,348,009
                                                                 --------------
                                                                     34,371,828
                                                                 --------------
                                                                     64,325,091
Basic Industry-6.7%
Chemicals-2.0%
Air Liquide, SA                                        21,601         4,559,025
Bayer AG                                              261,527        12,979,232
                                                                 --------------
                                                                     17,538,257
Mining & Metals-4.7%
China Shenhua Energy Co., Ltd. Class H              3,314,000         5,856,993
Companhia Vale do Rio Doce (ADR)                      275,800         5,913,152
Rio Tinto PLC                                         337,534        17,028,469
Xstrata PLC                                           295,852        13,314,570
                                                                 --------------
                                                                     42,113,184
                                                                 --------------
                                                                     59,651,441
Consumer Services-6.0%
Broadcasting & Cable-1.7%
Societe Television Francaise 1                        461,868        14,761,926

Cellular Communications-2.2%
America Movil S.A. de C.V. (ADR)                      523,200        19,520,592

Retail-General Merchandise-1.5%
Esprit Holdings, Ltd.                                 560,000         4,649,683
Marks & Spencer Group PLC                             781,499         8,813,918
                                                                 --------------
                                                                     13,463,601
Miscellaneous-0.6%
Li & Fung, Ltd.                                     2,110,000         5,027,247
                                                                 --------------
                                                                     52,773,366
Energy-5.1%
International-5.1%
ENI SpA                                               371,499        11,359,020
LUKOIL (ADR)                                          103,550         8,667,135
Norsk Hydro ASA                                       654,670        16,862,852
Petroleo Brasileiro, SA (ADR)                          96,800         8,679,088
                                                                 --------------
                                                                     45,568,095
Capital Goods-3.8%
Engineering & Construction-2.2%
ABB, Ltd.                                           1,490,323        19,831,176


192 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-1.6%
Nitto Denko Corp.                                     192,800    $   13,801,357
                                                                 --------------
                                                                     33,632,533
Multi-Industry Company-3.5%
Multi-Industry Company-3.5%
Mitsui & Co., Ltd.                                  2,150,000        31,022,201

Utilities-1.0%
Electric & Gas Utility-1.0%
BG Group PLC                                          698,647         9,135,199

Total Common Stocks & Other Investments
  (cost $764,109,918)                                               863,620,353

SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $11,450,000)                                 $ 11,450        11,450,000

Total Investments-98.7%
  (cost $775,559,918)                                               875,070,353
Other assets less liabilities-1.3%                                   11,360,575

Net Assets-100%                                                  $  886,430,928


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the market value of this security amounted to $6,390,711 or 0.7% of net assets.

Glossary:

ADR - American Depositary Receipt


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 193


SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-95.6%

Financial-23.8%
Major Regional Banks-4.3%
Central Pacific Financial Corp.                       112,900    $    4,085,851
Trustmark Corp.                                       173,161         5,466,693
UnionBanCal Corp.                                      64,800         3,881,520
Whitney Holding Corp.                                 162,000         5,697,540
                                                                 --------------
                                                                     19,131,604
Multi-Line Insurance-1.5%
StanCorp Financial Group, Inc.                        141,700         6,598,969

Property-Casualty Insurance-8.5%
Arch Capital Group, Ltd.(a)                           141,300         8,421,480
Aspen Insurance Holdings, Ltd.                        243,800         6,029,174
Old Republic International Corp.                      343,375         7,176,537
PartnerRe, Ltd.                                        14,800           951,640
Platinum Underwriters Holdings, Ltd.                  252,000         7,484,400
Radian Group, Inc.                                    101,100         6,053,868
RenaissanceRe Holdings, Ltd.                           35,000         1,802,500
                                                                 --------------
                                                                     37,919,599
Real Estate Investment Trust-3.5%
Digital Realty Trust, Inc.                            138,025         4,128,328
FelCor Lodging Trust, Inc.                            343,300         7,363,785
Mid-America Apartment Communities, Inc.                32,800         1,981,120
Strategic Hotels & Resorts, Inc.                      101,000         2,060,400
                                                                 --------------
                                                                     15,533,633
Savings & Loan-5.1%
Astoria Financial Corp.                               204,900         6,290,430
Provident Financial Services, Inc.                    322,000         6,005,300
Sovereign Bancorp, Inc.                               159,390         3,321,688
Washington Federal, Inc.                               42,600           946,572
Webster Financial Corp.                               127,000         5,999,480
                                                                 --------------
                                                                     22,563,470
Miscellaneous Financial-0.9%
AG Edwards, Inc.                                       78,600         4,151,652
                                                                 --------------
                                                                    105,898,927
Capital Equipment-12.5%
Aerospace & Defense-1.1%
Goodrich Corp.                                        125,941         4,905,402

Auto & Truck Parts-2.4%
ArvinMeritor, Inc.                                    367,500         5,457,375
TRW Automotive Holdings Corp.(a)                      217,000         5,351,220
                                                                 --------------
                                                                     10,808,595


194 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Electrical Equipment-4.2%
Acuity Brands, Inc.                                   166,500    $    7,114,545
Checkpoint Systems, Inc.(a)                           171,100         3,105,465
Cooper Industries, Ltd. Class A                        63,600         5,207,568
The Genlyte Group, Inc.(a)                             50,000         3,276,500
                                                                 --------------
                                                                     18,704,078
Machinery-1.8%
Terex Corp.(a)                                        180,000         7,907,400

Miscellaneous Capital Goods-3.0%
Hanover Compressor Co.(a)                             325,975         6,134,849
SPX Corp.                                             133,850         7,067,280
                                                                 --------------
                                                                     13,202,129
                                                                 --------------
                                                                     55,527,604
Industrial Commodities-8.8%
Aluminum-2.0%
CommScope, Inc.(a)                                    214,000         6,250,940
Mueller Industries, Inc.                               63,000         2,414,160
                                                                 --------------
                                                                      8,665,100
Chemicals-1.0%
Albemarle Corp.                                        43,500         2,388,150
Ashland, Inc.                                          35,000         2,209,900
                                                                 --------------
                                                                      4,598,050
Container-1.0%
Owens-Illinois, Inc.(a)                               294,200         4,460,072

Miscellaneous Metals-2.0%
Commercial Metals Co.                                  87,300         1,884,807
Reliance Steel & Aluminum Co.                          84,600         2,772,342
Silgan Holdings, Inc.                                 112,000         3,964,800
                                                                 --------------
                                                                      8,621,949
Steel-2.3%
Chaparral Steel Co.(a)                                 31,000         2,214,020
Quanex Corp.                                           79,200         2,718,936
Steel Dynamics, Inc.                                   99,000         5,226,210
                                                                 --------------
                                                                     10,159,166
Miscellaneous Industrial Commodities-0.5%
United Stationers, Inc.(a)                             51,700         2,369,411
                                                                 --------------
                                                                     38,873,748
Services-8.2%
Airlines-2.5%
Alaska Air Group, Inc.(a)                             145,000         5,491,150
Continental Airlines, Inc. Class B(a)                 227,500         5,707,975
                                                                 --------------
                                                                     11,199,125
Railroads-1.6%
Laidlaw International, Inc.                           268,900         7,260,300


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 195


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Truckers-2.6%
Con-way, Inc.                                         119,000    $    5,694,150
Ryder System, Inc.                                    116,000         5,732,720
                                                                 --------------
                                                                     11,426,870
Miscellaneous Industrial Transportation-1.5%
GATX Corp.                                            178,000         6,605,580
                                                                 --------------
                                                                     36,491,875
Technology-8.2%
Communication-Equipment Manufacturers-1.1%
ADC Telecommunications, Inc.(a)                        81,200         1,108,380
Andrew Corp.(a)                                       381,000         3,524,250
                                                                 --------------
                                                                      4,632,630
Computer / Instrumentation-1.6%
Celestica, Inc.(a)                                    507,800         4,864,724
Sanmina-SCI Corp.(a)                                  504,600         1,710,594
Solectron Corp.(a)                                    150,700           473,198
                                                                 --------------
                                                                      7,048,516
Computer Services/Software-1.7%
CSG Systems International, Inc.(a)                    228,000         6,137,760
Intergraph Corp.(a)                                    41,647         1,555,932
                                                                 --------------
                                                                      7,693,692
Semiconductors-2.7%
AVX Corp.                                              76,200         1,265,682
Vishay Intertechnology, Inc.(a)                       410,000         5,744,100
Zoran Corp.(a)                                        283,000         5,043,060
                                                                 --------------
                                                                     12,052,842
Miscellaneous Industrial Technology-1.1%
Arrow Electronics, Inc.(a)                            107,600         3,002,040
Tech Data Corp.(a)                                     53,300         1,859,637
                                                                 --------------
                                                                      4,861,677
                                                                 --------------
                                                                     36,289,357
Consumer Cyclicals-8.1%
Apparel Manufacturing-1.7%
Liz Claiborne, Inc.                                   119,000         4,447,030
V. F. Corp.                                            43,800         3,061,182
                                                                 --------------
                                                                      7,508,212
Home Furnishings-1.0%
Furniture Brands International, Inc.                  229,000         4,385,350

Retailers-5.4%
AutoNation, Inc.(a)                                   119,138         2,314,851
Big Lots, Inc.(a)                                     341,100         6,259,185
Office Depot, Inc.(a)                                 139,300         5,131,812


196 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Payless Shoesource, Inc.(a)                           201,000    $    4,715,460
Saks, Inc.                                            379,400         5,474,742
                                                                 --------------
                                                                     23,896,050
                                                                 --------------
                                                                     35,789,612
Consumer Staples-7.8%
Beverages-Soft, Lite & Hard-1.4%
Molson Coors Brewing Co. Class B                       87,300         6,137,190

Foods-3.2%
Corn Products International, Inc.                      60,000         2,070,000
Performance Food Group Co.(a)                         233,700         5,751,357
Universal Corp.                                       164,850         6,368,155
                                                                 --------------
                                                                     14,189,512
Restaurants-2.4%
Jack in the Box, Inc.(a)                               97,100         4,658,858
Papa John's International, Inc.(a)                    174,364         5,928,376
                                                                 --------------
                                                                     10,587,234
Retail Stores-Drugs-0.8%
Longs Drug Stores Corp.                                85,725         3,894,487
                                                                 --------------
                                                                     34,808,423
Consumer Growth-6.9%
Drugs-0.9%
Endo Pharmaceuticals Holdings, Inc.(a)                 69,584         2,298,360
King Pharmaceuticals, Inc.(a)                          93,350         1,514,137
                                                                 --------------
                                                                      3,812,497
Entertainment-1.6%
Vail Resorts, Inc.(a)                                 190,200         7,155,324

Hospital Management-1.0%
Universal Health Services, Inc. Class B                76,300         4,320,106

Other Medical-1.2%
PerkinElmer, Inc.                                     300,000         5,529,000

Photography-1.7%
IKON Office Solutions, Inc.                           524,000         7,467,000

Publishing-0.5%
Reader's Digest Association, Inc. Class A             174,800         2,239,188
                                                                 --------------
                                                                     30,523,115
Utilities-6.0%
Electric Companies-6.0%
Allegheny Energy, Inc.(a)                             200,600         8,373,044
Constellation Energy Group, Inc.                       40,300         2,421,627
Northeast Utilities                                   267,000         6,090,270
Puget Energy, Inc.                                    196,000         4,435,480
Wisconsin Energy Corp.                                123,500         5,310,500
                                                                 --------------
                                                                     26,630,921


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 197


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Energy-3.4%
Oil-Crude Product-0.7%
Giant Industries, Inc.(a)                              36,500    $    2,982,050

Offshore Drilling-0.5%
Rowan Cos., Inc.                                       63,600         2,175,120

Oils-Integrated Domestic-0.8%
Hess Corp.                                             77,700         3,557,106

Oils-Integrated International-0.9%
Plains Exploration & Production Co.(a)                 97,800         4,304,178

Oil Well Equipment & Services-0.5%
Todco Class A(a)                                       56,500         2,092,195
                                                                 --------------
                                                                     15,110,649
Non-Financial-1.9%
Building Materials-Cement-0.2%
Texas Industries, Inc.                                 18,000           844,920

Miscellaneous Building-1.7%
Harsco Corp.                                           28,100         2,235,636
Quanta Services, Inc.(a)                              306,600         5,436,018
                                                                 --------------
                                                                      7,671,654
                                                                 --------------
                                                                      8,516,574
Total Common Stocks
  (cost $407,933,957)                                               424,460,805

SHORT-TERM INVESTMENT-5.7%
Time Deposit-5.7%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $25,389,000)                                 $ 25,389        25,389,000

Total Investments-101.3%
  (cost $433,322,957)                                               449,849,805
Other assets less liabilities-(1.3)%                                 (5,599,786)

Net Assets-100%                                                  $  444,250,019


(a)  Non-income producing security.


198 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-99.2%

Consumer Services-29.1%
Advertising-2.3%
aQuantive, Inc.(a)                                    397,200    $    9,850,560

Apparel-2.3%
Carter's, Inc.(a)                                     252,300         5,828,130
Under Armour, Inc. Class A(a)                         119,600         4,119,024
                                                                 --------------
                                                                      9,947,154
Cellular Communications-1.1%
SBA Communications Corp. Class A(a)                   184,800         4,756,752

Entertainment & Leisure-1.7%
Activision, Inc.(a)                                   229,554         2,961,247
GameStop Corp. Class A(a)                             104,000         4,542,720
                                                                 --------------
                                                                      7,503,967
Gaming-0.9%
Station Casinos, Inc.                                  65,200         3,797,900

Printing & Publishing-2.0%
VistaPrint, Ltd.(a)                                   357,200         8,762,116

Restaurants & Lodging-3.1%
Gaylord Entertainment Co.(a)                          113,400         4,957,848
Orient-Express Hotels, Ltd. Class A                   246,300         8,246,124
                                                                 --------------
                                                                     13,203,972
Retail-General Merchandise-2.4%
Dick's Sporting Goods, Inc.(a)                        248,100        10,253,973

Miscellaneous-13.3%
CB Richard Ellis Group, Inc. Class A(a)               408,200         9,388,600
Iron Mountain, Inc.(a)                                141,400         5,795,986
Laureate Education, Inc.(a)                            44,830         2,152,736
MSC Industrial Direct Co., Inc. Class A               180,900         7,120,224
Robert Half International, Inc.                       174,000         5,383,560
Strayer Education, Inc.                               103,100        10,866,740
The Corporate Executive Board Co.                      91,900         8,054,116
West Corp.(a)                                         172,000         8,286,960
                                                                 --------------
                                                                     57,048,922
                                                                 --------------
                                                                    125,125,316
Technology-21.7%
Communication Equipment-2.4%
Ciena Corp.(a)                                      1,533,700         6,058,115
Redback Networks, Inc.(a)                             234,500         4,371,080
                                                                 --------------
                                                                     10,429,195
Communication Services-2.0%
NeuStar, Inc. Class A(a)                              302,200         8,528,084


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 199


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-4.5%
Alliance Data Systems Corp.(a)                        159,500    $    8,061,130
Cognizant Technology Solutions Corp. Class A(a)        61,600         4,306,456
Global Cash Access, Inc.(a)                           282,700         4,362,061
Global Payments, Inc.                                  70,500         2,682,525
                                                                 --------------
                                                                     19,412,172
Semiconductor Components-5.9%
Integrated Device Technology, Inc.(a)                 208,000         3,583,840
Intersil Corp. Class A                                306,900         7,779,915
Lam Research Corp.(a)                                  42,200         1,805,738
Microsemi Corp.(a)                                    155,700         4,323,789
PMC-Sierra, Inc.(a)                                   748,500         5,119,740
Semtech Corp.(a)                                      201,700         2,636,219
                                                                 --------------
                                                                     25,249,241
Software-1.1%
BEA Systems, Inc.(a)                                  206,600         2,836,618
Quest Software, Inc.(a)                               128,900         1,795,577
                                                                 --------------
                                                                      4,632,195
Miscellaneous-5.8%
Amphenol Corp. Class A                                177,040        10,174,489
Electronics for Imaging, Inc.(a)                      383,700         8,840,448
Lincoln Electric Holdings, Inc.                       105,800         5,822,174
                                                                 --------------
                                                                     24,837,111
                                                                 --------------
                                                                     93,087,998
Health Care-15.6%
Biotechnology-3.6%
Amylin Pharmaceuticals, Inc.(a)                        32,300         1,464,159
BioMarin Pharmaceutical, Inc.(a)                      227,000         3,777,280
Cubist Pharmaceuticals, Inc.(a)                       181,200         4,250,952
Nektar Therapeutics(a)                                123,200         2,158,464
Vertex Pharmaceuticals, Inc.(a)                        78,800         2,714,660
ZymoGenetics, Inc.(a)                                  54,300         1,050,162
                                                                 --------------
                                                                     15,415,677
Medical Products-2.7%
Kyphon, Inc.(a)                                       167,100         6,050,691
Ventana Medical Systems, Inc.(a)                      122,800         5,727,392
                                                                 --------------
                                                                     11,778,083
Medical Services-9.3%
LCA-Vision, Inc.                                      112,600         4,957,778
Psychiatric Solutions, Inc.(a)                        390,300        12,493,503
ResMed, Inc.(a)                                       155,500         6,325,740
Stericycle, Inc.(a)                                   137,300         9,156,537
United Surgical Partners International, Inc.(a)        92,400         2,607,528
WellCare Health Plans, Inc.(a)                         78,947         4,427,348
                                                                 --------------
                                                                     39,968,434
                                                                 --------------
                                                                     67,162,194


200 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Energy-10.5%
Domestic Producers-3.0%
Bill Barrett Corp.(a)                                 199,400    $    5,766,648
Newfield Exploration Co.(a)                           163,100         7,052,444
                                                                 --------------
                                                                     12,819,092
Oil Service-6.3%
Cameron International Corp.(a)                        150,900         7,229,619
CARBO Ceramics, Inc.                                   62,400         2,492,256
Complete Production Services, Inc.(a)                 145,000         3,219,000
Grant Prideco, Inc.(a)                                224,400         9,319,332
Range Resources Corp.                                  39,900         1,116,402
Superior Energy Services, Inc.(a)                     112,400         3,588,932
                                                                 --------------
                                                                     26,965,541
Miscellaneous-1.2%
Aventine Renewable Energy Holdings, Inc.(a)           110,300         3,022,220
EXCO Resources, Inc.(a)                               184,900         2,470,264
                                                                 --------------
                                                                      5,492,484
                                                                 --------------
                                                                     45,277,117
Finance-7.3%
Brokerage & Money Management-6.4%
Affiliated Managers Group, Inc.(a)                     73,850         6,833,340
Blackrock, Inc. Class A                                39,900         5,192,985
Lazard, Ltd. Class A                                  209,900         7,902,735
OptionsXpress Holdings, Inc.                          280,600         7,329,272
                                                                 --------------
                                                                     27,258,332
Mortgage Banking-0.9%
First Republic Bank                                    94,000         4,006,280
                                                                 --------------
                                                                     31,264,612
Capital Goods-5.2%
Electrical Equipment-1.6%
AMETEK, Inc.                                          162,230         6,956,422

Engineering & Construction-1.8%
Granite Construction, Inc.                            145,000         7,779,250

Machinery-0.1%
Actuant Corp. Class A                                  11,500           518,650

Miscellaneous-1.7%
IDEX Corp.                                            166,750         7,001,833
                                                                 --------------
                                                                     22,256,155
Basic Industry-3.3%
Mining & Metals-3.3%
Allegheny Technologies, Inc.                          103,480         5,934,578
Joy Global, Inc.                                      191,250         8,327,025
                                                                 --------------
                                                                     14,261,603


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 201


                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)     U.S. $ Value
-------------------------------------------------------------------------------
Transportation-2.4%
Air Freight-2.4%
C.H. Robinson Worldwide, Inc.                          83,400    $    3,821,388
UTI Worldwide, Inc.                                   288,900         6,659,145
                                                                 --------------
                                                                     10,480,533
Aerospace & Defense-1.9%
Aerospace-1.9%
Precision Castparts Corp.                             136,100         7,953,684

Multi-Industry Company-1.3%
Multi-Industry Company-1.3%
GFI Group, Inc.(a)                                    116,000         5,394,000

Utilities-0.9%
Electric & Gas Utility-0.9%
Southwestern Energy Co.(a)                            108,700         3,733,845

Total Common Stocks
  (cost $406,024,029)                                               425,997,057

SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $5,774,000)                                   $ 5,774         5,774,000

Total Investments-100.5%
  (cost $411,798,029)                                               431,771,057
Other assets less liabilities-(0.5)%                                 (2,339,640)

Net Assets-100%                                                  $  429,431,417


(a)  Non-income producing security.


202 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


SHORT DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-53.9%

Collateralized Mortgage Obligations-4.6%
Federal Home Loan Mortgage Corp.
  Series R007 Class AC
  5.875%, 5/15/16                                    $ 39,513    $   39,744,101
  Series R008 Class FK
  5.73%, 7/15/23                                        2,355         2,353,115
Federal National Mortgage Association
  Series 2003-W13 Class AV2
  5.464%, 10/25/33                                      2,202         2,203,058
                                                                 --------------
                                                                     44,300,274
Federal Agency-24.6%
Federal Home Loan Bank
  3.625%, 6/20/07                                      17,655        17,422,166
  5.125%, 6/13/08                                      18,520        18,531,964
  5.375%, 8/19/11                                      14,055        14,252,965
Federal Home Loan Mortgage Corp.
  3.875%, 6/15/08                                      16,380        16,046,421
  4.00%, 8/17/07                                       31,210        30,839,974
  4.90%, 11/03/08                                       8,000         7,895,040
  5.45%, 5/23/08                                        3,920         3,929,173
Federal National Mortgage Association
  3.875%, 5/15/07                                      12,180        12,057,652
  4.25%, 5/15/09                                       24,175        23,711,783
  4.90%, 11/28/07                                       8,650         8,615,649
  5.00%, 2/27/08                                       13,210        13,158,018
  5.75%, 2/15/08                                       42,335        42,690,699
  6.625%, 9/15/09                                      26,000        27,168,726
                                                                 --------------
                                                                    236,320,230
Mortgage Pass Thru's-11.2%
Federal Home Loan Mortgage Corp.
  4.247%, 10/01/35                                      2,854         2,834,502
  4.406%, 9/01/34                                       1,979         1,969,734
  5.00%, 4/01/21                                       21,970        21,507,539
  7.00%, 5/01/35                                        9,822        10,082,361
Federal National Mortgage Association
  4.092%, 12/01/34                                      6,578         6,566,356
  4.145%, 11/01/34                                      2,264         2,255,196
  4.235%, 9/01/34                                       3,244         3,241,844
  4.371%, 8/01/34                                       1,660         1,659,782
  4.415%, 8/01/34                                       1,848         1,841,863
  4.477%, 5/01/33                                       2,752         2,752,364
  4.483%, 7/01/35                                       2,895         2,885,537
  4.531%, 8/01/35                                         936           930,946
  4.781%, 7/01/35                                       2,083         2,072,471
  5.50%, 6/01/20                                       21,472        21,444,921


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 203


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
  5.501%, 5/01/36                                     $ 4,482    $    4,483,900
  5.808%, 3/01/36                                       8,390         8,457,317
  5.941%, 6/01/36                                       5,543         5,603,157
  6.00%, 12/01/09-6/01/20                               1,538         1,550,142
  6.288%, 1/01/36                                       3,447         3,546,709
  7.00%, 2/01/31-12/01/34                               1,442         1,484,857
                                                                 --------------
                                                                    107,171,498
U.S. Treasury Notes-13.5%
United States Treasury Notes
  3.50%, 5/31/07-8/15/09                               92,888        91,202,172
  3.625%, 4/30/07                                         185           183,237
  4.875%, 5/15/09-5/31/11(a)                           32,620        32,818,467
  5.00%, 7/31/08                                        5,200         5,218,689
                                                                 --------------
                                                                    129,422,565
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $516,457,855)                                               517,214,567

CORPORATE DEBT OBLIGATIONS-20.8%
Automotive-0.7%
DaimlerChrysler North America Corp.
  4.125%, 3/07/07                                       5,895         5,853,900
  4.875%, 6/15/10                                       1,210         1,178,648
                                                                 --------------
                                                                      7,032,548
Banking-0.8%
UBS PFD Funding Trust I
  8.622%, 10/31/49                                      3,885         4,309,257
Washington Mutual Bank
  4.50%, 8/25/08                                        3,915         3,855,461
                                                                 --------------
                                                                      8,164,718
Building/Real Estate-1.0%
Simon Property Group LP
  6.375%, 11/15/07                                      3,804         3,840,880
Vornado Realty LP
  5.625%, 6/15/07                                       5,840         5,830,469
                                                                 --------------
                                                                      9,671,349
Cable-1.8%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                       7,340         7,593,619
Comcast Cable Communications, Inc.
  8.375%, 5/01/07                                       9,510         9,687,419
                                                                 --------------
                                                                     17,281,038
Communications-1.8%
Sprint Capital Corp.
  6.00%, 1/15/07                                       10,290        10,302,770
Verizon Global Funding Corp.
  6.125%, 6/15/07                                       6,705         6,735,736
                                                                 --------------
                                                                     17,038,506


204 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Communications-Mobile-0.1%
Cingular Wireless LLC
  5.625%, 12/15/06                                     $  615    $      615,178
                                                                 --------------
Financial-7.7%
American General Finance Corp.
  5.706%, 8/17/11                                       9,500         9,516,825
CIT Group, Inc.
  5.546%, 8/17/09                                       4,775         4,772,923
  7.75%, 4/02/12                                        8,500         9,374,973
Countrywide Home Loans, Inc.
  4.00%, 3/22/11                                       12,680        11,905,138
International Lease Finance Corp.
  5.625%, 6/01/07                                      12,065        12,076,305
Merrill Lynch & Co., Inc.
  6.56%, 12/16/07                                      13,165        13,389,397
The Goldman Sachs Group, Inc.
  4.125%, 1/15/08                                      12,795        12,609,536
                                                                 --------------
                                                                     73,645,097
Food/Beverage-1.3%
General Mills, Inc.
  5.125%, 2/15/07                                       3,860         3,853,732
The Kroger Co.
  7.80%, 8/15/07                                        8,420         8,557,052
                                                                 --------------
                                                                     12,410,784
Health Care-1.0%
WellPoint, Inc.
  3.50%, 9/01/07                                          295           288,369
  3.75%, 12/14/07                                       9,886         9,680,095
                                                                 --------------
                                                                      9,968,464
Insurance-0.8%
Marsh & McLennan Cos., Inc.
  5.375%, 3/15/07                                       7,725         7,717,568

Non-Air Transportation-0.4%
CSX Corp.
  6.25%, 10/15/08                                       3,765         3,832,578

Paper/Packaging-0.1%
Weyerhaeuser Co.
  6.125%, 3/15/07                                         569           569,724

Public Utilities-Electric & Gas-2.0%
Duke Energy Corp.
  3.75%, 3/05/08                                        8,285         8,096,781
Pacific Gas & Electric Co.
  3.60%, 3/01/09                                        3,945         3,792,616
Progress Energy, Inc.
  6.05%, 4/15/07                                        7,440         7,459,270
                                                                 --------------
                                                                     19,348,667


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 205


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Service-0.6%
Waste Management, Inc.
  6.50%, 11/15/08                                     $ 5,623    $    5,763,277

Supermarket/Drug-0.5%
Safeway, Inc.
  6.50%, 11/15/08                                       4,495         4,585,295

Technology-0.2%
Oracle Corp.
  5.00%, 1/15/11                                        1,725         1,698,404

Total Corporate Debt Obligations
  (cost $200,389,143)                                               199,343,195

COLLATERALIZED MORTGAGE OBLIGATIONS-12.0%
Adjustable Rate Mortgage Trust
  Series 2005-11 Class 2A41
  5.794%, 2/25/36                                       4,155         4,171,038
  Series 2005-4 Class 3A1
  4.999%, 8/25/35                                       4,866         4,783,762
American Home Mortgage Assets
  Series 2006-3 Class 1A1
  5.813%, 10/25/46                                      2,505         2,505,332
American Home Mortgage Investment Trust
  Series 2005-2 Class 2A1
  6.894%, 9/25/45                                         271           272,921
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.957%, 1/25/36                                       1,635         1,651,633
  Series 2006-1 Class 22A1
  5.429%, 2/25/36                                       4,563         4,549,136
  Series 2006-2 Class 23A1
  5.988%, 3/25/36                                       4,370         4,399,968
  Series 2006-3 Class 22A1
  6.244%, 5/25/36                                       3,312         3,351,062
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.115%, 5/25/35                                       3,490         3,439,191
  Series 2005-WF2 Class AF3
  4.871%, 8/25/35                                       5,000         4,956,650
Countrywide Alternative Loan Trust
  Series 2005-17 Class 1A2
  5.604%, 7/25/35                                       1,149         1,149,445
  Series 2005-62 Class 2A1
  5.143%, 12/25/35                                      2,908         2,911,004
  Series 2006-0A10C Class M5
  5.924%, 8/25/46                                       1,500         1,488,780
Countrywide Home Loans
  Series 2006-HYB4 Class 2A1
  5.839%, 6/20/36                                       3,162         3,179,924


206 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities
  Corp.
  Series 2005-11 Class 3A6
  5.50%, 12/25/35                                     $ 6,201    $    6,154,182
Deutsche Alt-A Securities, Inc. Mortgage Loan
  Trust
  Series 2005-AR1 Class 1A1
  5.634%, 8/25/35                                         266           266,870
  Series 2006-AB2 Class A7
  5.961%, 6/25/36                                       5,907         5,900,279
Homebanc Mortgage Trust
  Series 2005-4 Class A2
  5.654%, 10/25/35                                      5,203         5,213,332
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.265%, 5/25/36                                       1,967         1,989,850
JP Morgan Mortgage Trust
  Series 2006-A4 Class 1A1
  5.852%, 6/25/36                                       3,666         3,681,249
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A8 Class A1C1
  5.25%, 8/25/36                                        2,347         2,299,098
  Series 2006-A1 Class 2A1
  6.201%, 3/25/36                                       4,499         4,548,313
MLCC Mortgage Investors, Inc.
  Series 2004-A Class A1
  5.554%, 4/25/29                                         283           283,957
MortgageIT Trust
  Series 2005-4 Class M1
  5.774%, 10/25/35                                      2,143         2,142,614
Nomura Asset Acceptance Corp.
  Series 2006-WF1 Class A2
  5.755%, 6/25/36                                       4,775         4,785,314
Residential Asset Mortgage Products, Inc.
  Series 2004-SL4 Class A4
  7.00%, 7/25/32                                        1,676         1,711,526
Residential Funding Mortgage Securities ,Inc.
  Series 2005-SA3 Class 3A
  5.244%, 8/25/35                                       3,089         3,051,785
Specialty Underwriting & Residential Finance
  Series 2005-AB2 Class M1
  5.774%, 6/25/36                                       2,000         2,009,620
Structured Adjustable Rate Mortgage Loan
  Series 2005-5 Class A3
  5.554%, 5/25/35                                         943           942,267
  Series 2005-9 Class 2A1
  5.682%, 5/25/35                                       1,749         1,757,489
Structured Asset Mortgage Investment, Inc.
  Series 2004-AR5 Class 1A1
  5.655%, 10/19/34                                      2,091         2,090,068


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 207


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Structured Asset Securities Corp.
  Series 2002-11A Class 1A
  6.5943%, 6/25/32                                     $   19    $       18,708
  Series 2003-21 Class 2A1
  4.00%, 8/25/33                                        8,079         7,796,040
Washington Mutual
  Series 2006-AR11 Class 1A
  5.392%, 9/25/46                                       2,400         2,400,000
  Series 2006-AR11 Class 3A1A
  5.352%, 9/25/46                                       1,800         1,800,000
  Series 2006-AR4 Class 1A1B
  5.372%, 5/25/46                                       2,206         2,207,229
  Series 2006-AR9 Class 1AB2
  5.614%, 8/25/46                                       4,575         4,576,418
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.539%, 8/25/36                                       4,354         4,322,639

Total Collateralized Mortgage Obligations
  (cost $114,832,877)                                               114,758,693

ASSET BACKED SECURITIES-7.8%
Ace Securities Corp.
  Series 2003-0P1 Class A2
  5.684%, 12/25/33                                         51            51,135
American General Mortgage Loan Trust
  Series 2003-1 Class A3
  4.03%, 4/25/33                                        2,873         2,773,789
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08                                          295           293,204
Citifinancial Mortgage Securities, Inc.
  Series 2004-1 Class AF2
  2.645%, 4/25/34                                       1,025           990,242
Credit Suisse First Boston Mortgage
  Series 2006-1 Class A2
  5.30%, 5/25/36                                        4,010         3,995,724
Credit-Based Asset Servicing & Securities, Inc.
  Series 2003-CB1 Class AF
  3.45%, 1/25/33                                        1,548         1,451,242
  Series 2003-CB3 Class AF1
  2.879%, 12/25/32                                      2,180         1,978,604
  Series 2005-CB4 Class AF2
  4.751%, 8/25/35                                       2,250         2,206,440
  Series 2005-RP2 Class AF2
  5.75%, 9/25/35                                        1,800         1,782,000
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31                                       1,600         1,618,064
First Franklin Mortgage Loan Trust
  Series 2004-FF4 Class A2
  5.614%, 6/25/34                                         927           927,359


208 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
GE Dealer Floorplan Master Note Trust
  Series 2006-2 Class A
  5.395%, 4/20/13                                     $ 4,360    $    4,365,406
Home Equity Mortgage Trust
  Series 2005-3 Class M1
  5.864%, 11/25/35                                        800           801,824
  Series 2005-4 Class A3
  4.742%, 1/25/36                                       3,480         3,431,141
Household Home Equity Loan Trust
  Series 2006-1 Class M1
  5.605%, 1/20/36                                       2,977         2,976,586
HSI Asset Securitization Corp.
  Series 2006-OPT1 Class 2A1
  5.404%, 12/25/35                                      6,329         6,330,327
IXIS Real Estate Capital Trust
  Series 2004-HE4 Class A1
  5.694%, 2/25/35                                       1,775         1,777,897
Lehman XS Trust
  Series 2005-2 Class 1M1
  5.824%, 8/25/35                                       5,000         5,007,550
  Series 2006-1 Class 1M1
  5.774%, 2/25/36                                       4,000         4,002,520
Long Beach Mortgage Loan Trust
  Series 2003-1 Class M2
  7.374%, 3/25/33                                         700           704,375
  Series 2004-3 Class M3
  5.97%, 7/25/34                                          400           400,936
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.724%, 9/25/34                                       1,976         1,978,660
  Series 2004-HE1 Class A3
  5.684%, 9/25/34                                          10            10,343
  Series 2004-WMC3 Class A4
  5.614%, 10/25/34                                      2,075         2,077,246
Option One Mortgage Loan Trust
  Series 2006-2 Class 2A2
  5.424%, 7/25/36                                       4,215         4,215,000
Providian Gateway Master Trust
  Series 2004-DA Class A
  3.35%, 9/15/11                                        2,900         2,841,517
Residential Asset Mortgage Products, Inc.
  Series 2004-RS4 Class AI4
  4.911%, 4/25/34                                          25            24,738
Residential Asset Securities Corp.
  Series 2004-KS5 Class A2B2
  5.544%, 9/25/33                                         962           961,954
  Series 2006-KS3 Class AI2
  5.444%, 4/25/36                                       1,800         1,800,563
Saxon Asset Securities Trust
  Series 2005-4 Class A2A
  5.414%, 11/25/37                                      1,404         1,403,810


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 209


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SLM Student Loan Trust
  Series 2005-10 Class A2
  5.495%, 4/27/15                                     $ 3,765    $    3,757,621
  Series 2006-3 Class A1
  5.465%, 1/25/13                                       2,326         2,326,256
Structured Asset Investment Loan Trust
  Series 2005-HE1 Class A4
  5.484%, 7/25/35                                       1,565         1,565,978
  Series 2006-1 Class A1
  5.404%, 1/25/36                                       4,321         4,321,529

Total Asset Backed Securities
  (cost $75,454,622)                                                 75,151,580

COMMERCIAL MORTGAGE BACKED SECURITIES-3.4%
Asset Securitization Corp.
  Series 1996-MD6 Class A1C
  7.04%, 11/13/29                                         616           615,954
Banc of America Large Loan, Inc.
  Series 2005-MIB1 Class C
  5.64%, 3/15/22                                        2,500         2,500,000
Commercial Mortgage Pass Through Certificates
  Series 2005-FL11 Class D
  5.67%, 11/15/17                                       2,106         2,106,130
  Series 2005-F10A Class A1
  5.43%, 4/15/17                                        4,752         4,751,796
Credit Suisse First Boston Mortgage Securities
  Corp.
  Series 2005-TF2A Class F
  5.83%, 9/15/20                                        1,435         1,435,000
  Series 2005-TF2A Class G
  5.88%, 9/15/20                                        1,435         1,434,986
First Union Lehman Brothers Bank of America
  Series 1998-C2 Class A2
  6.56%, 11/18/35                                         569           576,288
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  Series 2005-LDP5 Class A2
  5.198%, 12/15/44                                      5,847         5,818,841
LB-UBS Commercial Mortgage Trust
  Series 2004-C7, Class A2
  3.992%, 10/15/29                                        315           303,622
  Series 2003-C5 Class A3
  4.254%, 7/15/27                                       7,435         7,134,849
Lehman Brothers Floating Rate Commercial
  Mortgage Trust
  Series 2004-LLFA Class C
  5.64%, 10/15/17                                       2,400         2,400,168


210 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Morgan Stanley Capital I
  Series 2005-XLF Class G
  5.70%, 8/15/19                                      $ 2,000    $    2,000,000
  Series 2005-XLF Class H
  5.72%, 8/15/19                                        1,000         1,000,000
Nomura Asset Securities Corp.
  Series 1998-D6 Class A1B
  6.59%, 3/15/30                                        1,015         1,031,189

Total Commercial Mortgage Backed Securities
  (cost $33,174,944)                                                 33,108,823

SHORT-TERM INVESTMENTS-1.3%
Commercial Paper-0.6%
Royal Bank Scotland PLC
  4.755%, 1/12/07                                       6,090         6,090,107

Time Deposit-0.7%
State Street Euro Dollar
  4.60%, 9/01/06                                        6,522         6,522,000

Total Short-Term Investments
  (cost $12,612,107)                                                 12,612,107

Total Investments-99.2%
  (cost $952,921,548)                                               952,188,965
Other assets less liabilities-0.8%                                    7,922,290

Net Assets-100%                                                  $  960,111,255


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                            Rate Type
                                                 ------------------------------
                     Notional                        Payments       Payments
     Swap             Amount      Termination        made by       received by      Unrealized
 Counterparty         (000)          Date           Portfolio       Portfolio      Depreciation
--------------------------------------------------------------------------------------------------
Lehman Brothers      25,000        1/27/08        3 Month LIBOR*     4.835%        $ (231,633)

*  LIBOR (London Interbank Offered Rate)

(a)  Represents entire or partial position segregated as collateral for swaps.


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 211


INTERMEDIATE DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-50.1%

Federal Agency-Collateralized Mortgage
  Obligations-0.9%
Fannie Mae Grantor Trust
  Series 2004-T5 Class AB4
  5.844%, 5/28/35(a)                                  $ 1,558    $    1,559,410
Federal Home Loan Mortgage Corp.
  Series R007 Class AC
  5.875%, 5/15/16(a)                                    8,287         8,335,374
                                                                 --------------
                                                                      9,894,784
Mortgage Pass Thru's-38.8%
Federal Home Loan Mortgage Corp.
  4.50%, 4/01/35-6/01/36(a)                            20,106        18,736,473
  5.00%, 4/01/21(a)                                     3,600         3,524,504
Federal National Mortgage Association
  4.092%, 12/01/34(a)                                   3,831         3,824,156
  4.108%, 10/01/34(a)                                   2,576         2,557,376
  4.244%, 9/01/34(a)                                    4,273         4,256,572
  4.416%, 8/01/34(a)                                    4,907         4,891,801
  4.50%, 8/01/20-11/01/20(a)                                3             2,869
  4.50%, TBA                                           29,950        28,780,093
  4.762%, 4/01/35(a)                                    1,743         1,734,382
  5.00%, 4/01/19-4/01/21(a)                            25,411        24,930,980
  5.00%, TBA                                           28,875        27,656,821
  5.50%, 2/01/14-2/01/35(a)                            73,815        73,021,252
  5.50%, TBA                                          116,635       114,448,094
  5.501%, 5/01/36(a)                                    1,464         1,465,023
  5.813%, 3/01/36(a)                                    5,111         5,152,159
  5.943%, 6/01/36(a)                                    3,785         3,825,944
  6.00%, TBA                                           45,330        45,372,520
  6.50%, 1/01/36(a)                                     3,350         3,409,786
  6.50%, TBA                                           30,960        31,424,400
Government National Mortgage Association
  6.00%, 4/15/36(a)                                    18,500        18,671,083
                                                                 --------------
                                                                    417,686,288
U.S. Treasury Bonds-8.0%
United States Treasury Bonds
  4.50%, 2/15/36(a)                                    30,645        28,842,216
  7.25%, 5/15/16(a)                                    48,020        57,164,448
                                                                 --------------
                                                                     86,006,664
U.S. Treasury Notes-2.4%
United States Treasury Notes
  3.00%, 12/31/06(a)                                   16,170        16,053,139
  4.50%, 11/15/15(a)                                    2,740         2,690,124
  4.875%, 5/31/08-5/31/11(a)                            6,515         6,521,078
                                                                 --------------
                                                                     25,264,341


212 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $537,333,307)                                            $  538,852,077

CORPORATE DEBT OBLIGATIONS-17.8%
Aerospace & Defense-0.2%
Raytheon Co.
  6.75%, 8/15/07(a)                                   $ 1,153         1,163,886
Textron, Inc.
  6.375%, 11/15/08(a)                                     875           894,513
                                                                 --------------
                                                                      2,058,399
Automotive-0.1%
DaimlerChrysler North America Corp.
  4.875%, 6/15/10(a)                                      698           679,914

Banking-1.9%
Bank of America Corp.
  4.50%, 8/01/10(a)                                     3,496         3,407,023
Barclays Bank PLC
  8.55%, 9/29/49(a)(b)                                    961         1,077,447
JP Morgan Chase & Co.
  6.75%, 2/01/11(a)                                     2,530         2,667,728
RBS Capital Trust III
  5.512%, 9/30/14(a)                                      562           541,131
Resona Bank, Ltd.
  5.85%, 4/15/16(a)(b)                                    330           320,303
Sanwa Bank, Ltd.
  7.40%, 6/15/11(a)                                       170           183,103
Sumitomo Mitsui Banking Corp.
  5.625%, 10/15/15(a)(b)                                  573           553,744
Suntrust Bank
  5.51%, 6/02/09(a)                                       591           592,213
The Huntington National Bank
  4.375%, 1/15/10(a)                                      517           501,510
UBS PFD Funding Trust I
  8.622%, 10/29/49(a)                                   1,825         2,024,297
UFJ Finance Aruba AEC
  6.75%, 7/15/13(a)                                     1,913         2,035,855
Wachovia Corp.
  5.35%, 3/15/11(a)                                     2,205         2,211,509
Washington Mutual, Inc.
  4.00%, 1/15/09(a)                                     2,185         2,121,517
Wells Fargo & Co.
  4.20%, 1/15/10(a)                                     1,808         1,751,902
Zions Bancorporation
  5.50%, 11/16/15(a)                                      960           943,311
                                                                 --------------
                                                                     20,932,593


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 213


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Broadcasting/Media-0.8%
BSKYB Finance United Kingdom PLC
  5.625%, 10/15/15(a)(b)                              $ 1,465    $    1,423,677
Clear Channel Communications, Inc.
  5.50%, 9/15/14(a)                                     2,310         2,137,182
News America, Inc.
  6.55%, 3/15/33(a)                                       928           910,816
Time Warner Entertainment Co.
  8.375%, 3/15/23(a)                                    2,760         3,105,425
WPP Finance Corp.
  5.875%, 6/15/14(a)                                      886           882,705
                                                                 --------------
                                                                      8,459,805
Building/Real Estate-0.4%
Centex Corp.
  5.45%, 8/15/12(a)                                     1,484         1,437,177
iStar Financial, Inc.
  5.15%, 3/01/12(a)                                     1,019           988,941
Simon Property Group LP
  6.375%, 11/15/07(a)                                   1,015         1,024,840
Toll Brothers Finance Corp.
  6.875%, 11/15/12(a)                                   1,055         1,062,279
                                                                 --------------
                                                                      4,513,237
Cable-0.6%
AT&T Broadband Corp.
  9.455%, 11/15/22(a)                                   1,356         1,732,894
British Sky Broadcasting Group PLC
  6.875%, 2/23/09(a)                                      489           505,896
Comcast Cable Communication, Inc.
  6.875%, 6/15/09(a)                                    1,463         1,518,410
Comcast Corp.
  5.30%, 1/15/14(a)                                     1,263         1,218,848
  5.50%, 3/15/11(a)                                     1,597         1,594,256
                                                                 --------------
                                                                      6,570,304
Chemicals-0.1%
Lubrizol Corp.
  4.625%, 10/01/09(a)                                     805           787,349

Communications-1.1%
AT&T Corp.
  8.00%, 11/15/31(a)                                      500           597,363
British Telecommunications PLC
  8.375%, 12/15/10(a)                                   2,721         3,035,082
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13(a)                                      940         1,065,505
Sprint Capital Corp.
  8.375%, 3/15/12(a)                                    3,219         3,597,474
Telecom Italia Capital
  4.00%, 1/15/10(a)                                     2,995         2,845,747
Verizon Global Funding Corp.
  4.90%, 9/15/15(a)                                     1,085         1,015,631
                                                                 --------------
                                                                     12,156,802


214 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Communications - Fixed-0.2%
Embarq Corp.
  6.738%, 6/01/13(a)                                   $  210    $      214,255
Vodafone Group PLC
  5.50%, 6/15/11(a)                                     2,045         2,038,626
                                                                 --------------
                                                                      2,252,881
Communications - Mobile-0.9%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31(a)                                     1,324         1,673,449
Cingular Wireless LLC
  5.625%, 12/15/06(a)                                   1,644         1,644,477
New Cingular Wireless Services, Inc.
  7.875%, 3/01/11(a)                                    3,125         3,409,634
TELUS Corp.
  7.50%, 6/01/07(a)                                     3,444         3,491,875
                                                                 --------------
                                                                     10,219,435
Conglomerate/Miscellaneous-0.1%
Hutchison Whampoa International, Ltd.
  7.45%, 11/24/33(a)(b)                                 1,449         1,621,822

Consumer Manufacturing-0.3%
Fortune Brands, Inc.
  2.875%, 12/01/06(a)                                     902           896,161
Textron Financial Corp.
  4.125%, 3/03/08(a)                                    2,610         2,559,732
                                                                 --------------
                                                                      3,455,893
Energy-0.6%
Amerada Hess Corp.
  7.30%, 8/15/31(a)                                     1,160         1,290,718
  7.875%, 10/01/29(a)                                   1,818         2,119,359
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                      506           546,158
Enterprise Products Operating LP
  Series B
  5.60%, 10/15/14(a)                                      808           787,430
Valero Energy Corp.
  6.875%, 4/15/12(a)                                    1,493         1,585,461
                                                                 --------------
                                                                      6,329,126
Financial-4.9%
American General Finance Corp.
  4.625%, 5/15/09(a)                                    2,620         2,572,146
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                                    1,656         1,592,130
Boeing Capital Corp.
  4.75%, 8/25/08(a)                                     1,615         1,599,357
  6.50%, 2/15/12(a)                                       205           216,254
BOI Capital Funding Number 2
  5.571%, 8/01/49(a)(b)                                   375           358,847
Capital One Financial Corp.
  4.80%, 2/21/12(a)                                       665           637,831


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 215


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
CIT Group, Inc.
  5.63%, 5/18/07(a)                                    $  466    $      466,794
  7.75%, 4/02/12(a)                                     3,143         3,466,534
Citigroup, Inc.
  4.625%, 8/03/10(a)                                    2,357         2,307,637
  5.00%, 9/15/14(a)                                     1,325         1,281,979
  5.423%, 6/09/09(a)                                      421           422,139
Core Investment Grade Trust
  4.659%, 11/30/07(a)                                   3,882         3,847,884
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                                     1,847         1,734,132
  4.25%, 12/19/07(a)                                    1,855         1,828,080
Credit Suisse First Boston USA, Inc.
  5.50%, 8/15/13(a)                                     1,812         1,816,976
General Electric Capital Corp.
  4.00%, 2/17/09(a)                                     4,160         4,048,670
  4.375%, 11/21/11(a)                                   1,213         1,162,244
  5.497%, 6/22/07(a)                                    3,448         3,451,383
  6.75%, 3/15/32(a)                                       134           151,233
HSBC Finance Corp.
  6.50%, 11/15/08(a)                                    4,771         4,888,290
  7.00%, 5/15/12(a)                                       440           473,297
MBNA Corp.
  4.625%, 9/15/08(a)                                    1,362         1,344,507
Merrill Lynch & Co., Inc.
  4.79%, 8/04/10(a)                                     4,212         4,133,695
MUFG Capital Finance 1, Ltd
  6.346%, 7/25/16(a)                                      770           770,775
Resona Preferred Global Securities
  7.191%, 12/29/49(a)(b)                                  619           642,058
SLM Corp.
  4.50%, 7/26/10(a)                                     2,074         2,010,741
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                                     1,016           967,107
  5.125%, 1/15/15(a)                                      828           800,833
Washington Mutual Finance Corp.
  6.875%, 5/15/11(a)                                    3,217         3,416,637
                                                                 --------------
                                                                     52,410,190
Food/Beverage-1.3%
Altria Group, Inc.
  7.75%, 1/15/27(a)                                     1,780         2,150,877
ConAgra Foods, Inc.
  6.75%, 9/15/11(a)                                       287           301,661
  7.875%, 9/15/10(a)                                      641           695,768
General Mills, Inc.
  5.125%, 2/15/07(a)                                    3,345         3,339,568
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                                   3,245         3,133,518
The Kroger Co.
  7.80%, 8/15/07(a)                                     1,540         1,565,066


216 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Tyson Foods, Inc.
  8.25%, 10/01/11(a)                                  $ 2,280    $    2,447,963
                                                                 --------------
                                                                     13,634,421
Health Care-0.7%
Humana, Inc.
  6.30%, 8/01/18(a)                                     1,094         1,096,640
WellPoint, Inc.
  3.50%, 9/01/07(a)                                     2,200         2,150,551
  3.75%, 12/14/07(a)                                      412           403,419
  4.25%, 12/15/09(a)                                    2,555         2,470,731
Wyeth
  5.50%, 2/01/14(a)                                     1,267         1,263,561
                                                                 --------------
                                                                      7,384,902
Industrial-0.1%
Tyco International Group, SA
  6.00%, 11/15/13(a)                                    1,250         1,289,430

Insurance-0.4%
Assurant, Inc.
  5.625%, 2/15/14(a)                                    1,028         1,015,571
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                    993           963,800
Zurich Capital Trust I
  8.376%, 6/01/37(a)(b)                                 2,541         2,683,741
                                                                 --------------
                                                                      4,663,112
Metals/Mining-0.1%
Ispat Inland ULC
  9.75%, 4/01/14(a)                                       602           676,648

Paper/Packaging-0.4%
International Paper Co.
  5.30%, 4/01/15(a)                                     1,395         1,341,075
Packaging Corp. of America
  5.75%, 8/01/13(a)                                     1,099         1,076,407
Westvaco Corp.
  8.20%, 1/15/30(a)                                       435           480,413
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                                    1,083         1,090,843
                                                                 --------------
                                                                      3,988,738
Petroleum Products-0.0%
Tengizchevroil Finance Co.
  6.124%, 11/15/14(a)(b)                                  380           376,200

Public Utilities-Electric & Gas-1.7%
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                                     1,805         1,888,414
CE Electric UK Funding Co.
  6.995%, 12/30/07(a)(b)                                  700           712,250
Consumers Energy Co.
  4.25%, 4/15/08(a)                                       734           719,595


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 217


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Exelon Corp.
  6.75%, 5/01/11(a)                                   $ 1,870    $    1,954,272
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                    1,675         1,737,213
  7.375%, 11/15/31(a)                                   2,246         2,539,950
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)                                     933           945,957
NiSource Finance Corp.
  7.875%, 11/15/10(a)                                     856           919,900
Pacific Gas & Electric Co.
  4.80%, 3/01/14(a)                                     1,700         1,625,652
Progress Energy, Inc.
  7.10%, 3/01/11(a)                                     1,222         1,303,628
Public Service Co. of Colorado
  7.875%, 10/01/12(a)                                     874           983,048
SPI Electricity & Gas Australia Holdings Pty Ltd.
  6.15%, 11/15/13(a)(b)                                 1,447         1,495,082
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                                    1,110         1,171,902
                                                                 --------------
                                                                     17,996,863
Public Utilities-Telephone-0.4%
CenturyTel, Inc.
  Series G
  6.875%, 1/15/28(a)                                    1,650         1,578,276
Telecom Italia Capital
  4.00%, 11/15/08(a)                                      820           794,563
  6.375%, 11/15/33(a)                                     375           354,081
Verizon New Jersey, Inc.
  5.875%, 1/17/12(a)                                    1,435         1,436,969
                                                                 --------------
                                                                      4,163,889
Service-0.1%
Waste Management, Inc.
  6.875%, 5/15/09(a)                                    1,435         1,487,317

Supermarket/Drug-0.2%
Safeway, Inc.
  4.125%, 11/01/08(a)                                     683           663,948
  4.80%, 7/16/07(a)                                       620           616,230
  6.50%, 3/01/11(a)                                       453           465,634
                                                                 --------------
                                                                      1,745,812
Technology-0.2%
Cisco Systems, Inc.
  5.25%, 2/22/11(a)                                       780           779,981
International Business Machines Corp.
  4.375%, 6/01/09(a)                                      455           446,304
Motorola, Inc.
  7.625%, 11/15/10(a)                                     146           158,291
Oracle Corp.
  5.25%, 1/15/16(a)                                       515           499,057
                                                                 --------------
                                                                      1,883,633


218 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Total Corporate Debt Obligations
  (cost $195,149,625)                                            $  191,738,715

NON U.S. DOLLAR SOVEREIGN DEBT-12.7%
Bundesobligation
  3.50%, 10/10/08(a)                        EUR        19,760        25,318,097
Japan Government
  0.70%, 6/20/10(a)                         JPY     4,668,800        39,422,934
  0.80%, 9/10/15(a)                                 2,555,240        21,548,512
Mexican Fixed Rate Bonds
  8.00%, 12/24/08(a)                        MXN       116,590        10,785,132
  9.00%, 12/20/12(a)                                   51,780         4,948,849
Norwegian Government
  6.00%, 5/16/11(a)                         NOK        49,645         8,539,820
Poland Government Bond
  6.00%, 11/24/10(a)                        PLN        19,260         6,400,001
  6.25%, 10/24/15(a)                                   27,100         9,164,442
Swedish Government
  5.00%, 1/28/09(a)                         SEK        69,595         9,949,277

Total Non U.S. Dollar Sovereign Debt
  (cost $134,278,619)                                               136,077,064

COMMERCIAL MORTGAGE BACKED SECURITIES-7.7%
Banc America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A2
  5.787%, 5/11/35(a)                                  $   885          $901,976
  Series 2004-4 Class A3
  4.128%, 7/10/42(a)                                    1,035         1,003,441
  Series 2004-6 Class A2
  4.161%, 12/10/42(a)                                   3,865         3,742,169
Bear Stearns Commercial Mortgage
  Securities, Inc.
  Series 2005-PWR7 Class A3
  5.116%, 2/11/41(a)                                    2,500         2,442,715
  Series 2005-T18 Class A4
  4.933%, 2/13/42(a)                                    4,235         4,083,523
Credit Suisse Mortgage Capital Certificates
  Series 2006-C3 Class A3
  6.022%, 6/15/38(a)                                    4,380         4,519,634
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Class A2
  3.861%, 3/15/36(a)                                      899           875,410
  Series 2004-C1 Class A4
  4.75%, 1/15/37(a)                                     1,815         1,742,874
  Series 2005-C1 Class A4
  5.014%, 2/15/38(a)                                    1,516         1,472,156
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Class A3FX
  4.863%, 7/10/45(a)                                    3,265         3,219,519


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 219


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Class A4
  4.111%, 7/05/35(a)                                  $ 1,102    $    1,026,481
  Series 2005-GG3 Class A2
  4.305%, 8/10/42(a)                                    1,823         1,771,459
JP Morgan Chase Commercial Mortgage
  Securities
  Series 2004-C1 Class A2
  4.302%, 1/15/38(a)                                    1,720         1,648,759
  Series 2005-LDP1 Class A4
  5.038%, 3/15/46(a)                                    1,846         1,790,528
  Series 2005-LDP3 Class A2
  4.851%, 8/15/42(a)                                    2,810         2,764,034
  Series 2005-LDP4 Class A2
  4.79%, 10/15/42(a)                                    1,045         1,025,646
  Series 2006-CB14 Class A4
  5.481%, 12/12/44(a)                                   1,720         1,719,018
  Series 2006-CB15 Class A4
  5.814%, 6/12/43(a)                                    3,110         3,187,626
LB-UBS Commercial Mortgage Trust
  Series 2003-C3 Class A4
  4.166%, 5/15/32(a)                                    4,900         4,566,996
  Series 2004-C2 Class A4
  4.367%, 3/15/36(a)                                    2,570         2,408,511
  Series 2004-C4 Class A4
  5.304%, 6/15/29(a)                                    6,015         6,024,143
  Series 2004-C8 Class A2
  4.201%, 12/15/29(a)                                   1,084         1,050,558
  Series 2005-C1 Class A4
  4.742%, 2/15/30(a)                                    4,209         4,018,735
  Series 2005-C7 Class A4
  5.197%, 11/15/30(a)                                   2,380         2,341,825
  Series 2006-C1 Class A4
  5.156%, 2/15/31                                       5,253         5,138,477
Merrill Lynch Mortgage Trust
  Series 2005-CKI1 Class A6
  5.417%, 11/12/37(a)                                   2,100         2,075,680
  Series 2005-MKB2 Class A2
  4.806%, 9/12/42(a)                                    2,230         2,198,224
Merrill Lynch/Countrywide Commercial
  Mortgage Trust
  Series 2006-2 Class A4
  6.105%, 6/12/46(a)                                    3,075         3,192,557
Morgan Stanley Capital I
  Series 2004-HQ4 Class A5
  4.59%, 4/14/40(a)                                     6,500         6,285,366
  Series 2005-HQ5 Class A4
  5.168%, 1/14/42(a)                                    5,186         5,089,385

Total Commercial Mortgage Backed Securities
  (cost $83,946,508)                                                 83,327,425


220 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES-4.2%
Aegis Asset Backed Securities Trust
  Series 2004-3 Class A2A
  5.524%, 9/25/34(a)                                  $    89    $       89,041
American Express Credit Account Master Trust
  Series 2005-1 Class A
  5.36%, 10/15/12(a)                                    1,298         1,299,419
Asset Backed Funding Certificates
  Series 2003-WF1 Class A2
  6.125%, 12/25/32(a)                                     870           875,561
Bank One Issuance Trust
  Series 2004-A4 Class A4
  5.37%, 2/16/10(a)                                     2,158         2,159,012
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Class 1A1
  5.474%, 4/25/22(a)                                      356           356,270
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08(a)                                     1,620         1,610,135
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Class AFPT
  3.36%, 1/25/33(a)                                       818           735,262
Credit-Based Asset Servicing & Securities Trust
  Series 2005-CB7 Class AF2
  5.147%, 11/25/35(a)                                   1,805         1,789,725
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31(a)(b)                                 1,000         1,011,290
Discover Card Master Trust I
  Series 2004-1 Class A
  5.36%, 4/16/10(a)                                     2,457         2,458,535
Ford Credit Floorplan Master Owner Trust
  Series 2004-1 Class A
  5.37%, 7/15/09(a)                                       300           299,817
GE-WMC Mortgage Securities LLC
  Series 2005-2 Class A2B
  5.494%, 12/25/35(a)                                   2,190         2,191,380
Home Equity Loan Trust
  Series 2005-3 Class A1
  5.585%, 1/20/35(a)                                    1,859         1,864,138
Home Equity Mortgage Trust
  Series 2005-2 Class A1
  5.504%, 7/25/35(a)                                      476           476,142
  Series 2005-4 Class A3
  4.742%, 1/25/36(a)                                    2,070         2,040,937
  Series 2006-1 Class A2
  5.30%, 5/25/36(a)                                     1,040         1,036,298
HSI Asset Securitization Corp. Trust
  Series 2006-OPT2 Class 2A1
  5.404%, 1/25/36(a)                                    1,697         1,697,344


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 221


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Lehman XS Trust
  Series 2005-4 Class 1M1
  5.824%, 10/25/35(a)                                 $ 4,750    $    4,758,265
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.724%, 9/25/34(a)                                    1,997         1,999,986
RAAC Series
  Series 2006-SP3 Class A1
  5.41%, 8/25/36(a)                                     2,735         2,735,000
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Class AIA2
  5.494%, 3/25/35(a)                                    2,175         2,176,699
  Series 2005-RZ1 Class A2
  5.524%, 4/25/35(a)                                    3,085         3,090,306
Residential Asset Securities Corp.
  Series 2002-KS7 Class A2
  5.694%, 11/25/32(a)                                     192           192,138
Residential Funding Mortgage Securities II
  Series 2005-HI2 Class A3
  4.46%, 5/25/35(a)                                     1,490         1,466,227
Saxon Asset Securities Trust
  Series 2005-4 Class A2B
  5.504%, 11/25/37(a)                                   2,250         2,252,461
SLM Student Loan Trust
  Series 2003-C Class A1
  5.429%, 9/15/16(a)                                    1,106         1,107,582
Specialty Underwriting & Residential Finance
  Series 2006-BC1 Class A2A
  5.404%, 12/25/36(a)                                   1,767         1,766,772
Structured Asset Investment Loan Trust
  Series 2006-1 Class A1
  5.404%, 1/25/36(a)                                    1,451         1,451,233

Total Asset Backed Securities
  (cost $45,074,469)                                                 44,986,975

COLLATERALIZED MORTGAGE OBLIGATIONS-4.8%
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.957%, 1/25/36(a)                                    3,698         3,735,652
  Series 2006-1 Class 22A1
  5.42%, 2/25/36(a)                                     4,853         4,837,605
  Series 2006-2 Class 23A1
  5.99%, 3/25/36(a)                                     4,211         4,240,130
  Series 2006-3 Class 22A1
  6.244%, 5/25/36(a)                                    2,437         2,465,965
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.115%, 5/25/35(a)                                    4,986         4,913,130
  Series 2006-AR1, Class 3A1
  5.50%, 3/25/36(a)                                     5,722         5,701,028


222 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Countrywide Alternative Loan Trust
  Series 2005-62 Class 2A1
  5.43%, 12/25/35(a)                                  $ 3,471    $    3,473,635
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.265%, 5/25/36(a)                                    2,629         2,659,466
JPMorgan Alternative Loan Trust
  Series 2006-S1 Class 3A1
  5.505%, 3/25/36(a)                                    1,730         1,730,020
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Class 2A1
  6.201%, 3/25/36(a)                                    4,139         4,184,821
Residential Funding Mortgage Securities, Inc.
  Series 2005-SA3 Class 3A
  5.243%, 8/25/35(a)                                    3,225         3,185,787
Structured Adjustable Rate Mortgage Loan Trust
  Series 2006-3 Class 2A1
  6.013%, 4/25/36(a)                                    3,474         3,501,897
Washington Mutual, Inc.
  Series 2005-AR2 Class 2A22
  5.544%, 1/25/45(a)                                      541           540,995
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.539%, 8/25/36(a)                                    6,851         6,801,873

Total Collateralized Mortgage Obligations
  (cost $51,912,299)                                                 51,972,004

U.S. DOLLAR SOVEREIGN DEBT-1.1%
Korea Development Bank
  4.625%, 9/16/10(a)                                    1,335         1,295,485
Russian Federation
  5.00%, 3/31/30(a)                                     9,421        10,480,863

Total U.S. Dollar Sovereign Debt
  (cost $11,509,136)                                                 11,776,348

SHORT-TERM INVESTMENTS-27.4%
U.S. Government & Government Sponsored
  Agency Obligations-22.4%
Federal Home Loan Bank
  Zero coupon, 9/18/06(c)                              76,205        76,017,874
Federal Home Loan Mortgage Corp.
  Zero coupon, 10/06/06                                87,355        86,913,372
Federal National Mortgage Association
  Zero coupon, 11/07/06                                79,275        78,516,647
                                                                 --------------
                                                                    241,447,893
Time Deposit-5.0%
State Street Euro Dollar
  4.60%, 9/01/06                                       53,505        53,505,000


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 223


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Short-Term Investments
  (cost $294,952,893)                                            $  294,952,893

Total Investments-125.8%
  (cost $1,354,156,856)                                           1,353,683,501
Other assets less liabilities-(25.8)%                              (277,402,620)

Net Assets-100%                                                  $1,076,280,881


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                        Rate Type
                                               ----------------------------
                                                   Payments      Payments
                      Notional                       made        received       Unrealized
                       Amount    Termination        by the        by the       Appreciation/
Swap Counterparty      (000)         Date          Portfolio     Portfolio    (Depreciation)
----------------------------------------------------------------------------------------------
Lehman Brothers       20,120       11/02/07     3 Month LIBOR*     4.814%       $   64,945
Lehman Brothers       23,000        1/23/08     3 Month LIBOR*     4.778%         (228,533)


*  LIBOR (London Interbank Offered Rate)

FINANCIAL FUTURES CONTRACTS (see Note C)

                                                                  Value at
                    Number of     Expiration       Original      August 31,     Unrealized
Type                Contracts        Month          Value           2006       Appreciation
----------------------------------------------------------------------------------------------
Purchased
U.S. T-Bond
Future                 149      December 2006   $ 16,420,698   $ 16,548,313      $ 127,615

U.S. T-Note
Future                 197      December 2006     21,064,181     21,152,875         88,694

Sold
Japan
Government Bonds
10 Yr Future            24      December 2006     27,522,501     27,515,312          7,189
                                                                                 $ 223,498

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

                                       U.S. $
                        Contract      Value on        U.S. $       Unrealized
                         Amount     Origination       Current     Appreciation/
                         (000)          Date          Value      (Depreciation)
-------------------------------------------------------------------------------
Purchase Contracts:

Norwegian Krone
  Settling 9/01/06        54,343    $ 8,612,158    $ 8,596,348     $  (15,810)

Sale Contracts:

Euro
  Settling 9/26/06        20,262     26,012,348     26,000,833         11,515

Japanese Yen
  Settling 9/11/06     4,590,309     40,181,274     39,160,598      1,020,676


224 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C) (continued)

                                        U.S. $
                         Contract      Value on        U.S. $      Unrealized
                          Amount     Origination      Current     Appreciation/
                          (000)         Date           Value     (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts:
(continued)

Mexican Peso
Settling 10/06/06        180,310    $16,418,675    $16,495,052       $(76,377)

Norwegian Krone
Settling 9/01/06          54,343      8,660,056      8,596,348         63,708

Norwegian Krone
Settling 10/02/06         54,343      8,628,773      8,613,032         15,741

Polish Zloty
Settling 9/15/06          49,159     16,214,583     15,969,983        244,600

Swedish Krona
Settling 10/02/06         86,719     12,095,734     11,995,970         99,764


(a) Positions, or portion thereof, with an aggregate market value of $795,135,946 have been segregated to collateralize open forward currency exchange contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $13,240,261 or 1.2% of net assets.

(c) Represents entire or partial position segregated as collateral for interest rate swaps.

Currency Abbreviations:

EUR - Euro
JPY - Japanese Yen
MXN - Mexican Peso
NOK - Norwegian Krone
PLN - Polish Zloty
SEK - Swedish Krona

Glossary of terms:

PFD - Preference Shares
TBA - To Be Announced


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 225


INFLATION PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-96.0%

U.S. Treasury Inflation Index
Securities-96.0%
  3.625%, 1/15/08                                    $ 27,396    $   27,754,656
  3.875%, 1/15/09                                      33,631        34,750,384
  4.25%, 1/15/10                                       31,962        33,968,754
  0.875%, 4/15/10                                      26,774        25,435,063
  3.50%, 1/15/11                                       34,995        36,781,580
  3.375%, 1/15/12                                      19,527        20,633,245
  3.00%, 7/15/12                                       56,273        58,570,384
  1.875%, 7/15/13                                      37,713        36,779,090
  1.875%, 7/15/15                                      26,233        25,444,168
  2.00%, 1/15/14                                        3,058         3,002,945
  2.00%, 7/15/14                                       59,608        58,499,363
  1.625%, 1/15/15                                      71,063        67,673,341

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $436,807,011)                                               429,292,973

NON U.S. DOLLAR SOVEREIGN DEBT-2.0%
Inflation Index Bond-2.0%
Japan Government
  0.80%, 9/10/15
  (cost $8,921,445)                         JPY     1,056,300         8,907,849

SHORT-TERM INVESTMENT-3.6%
Time Deposit-3.6%
State Street Euro Dollar
  4.60%, 9/01/06
  (cost $16,335,000)                                 $ 16,335        16,335,000

Total Investments-101.6%
  (cost $462,063,456)                                               454,535,822
Other assets less liabilities-(1.6)%                                 (7,326,024)

Net Assets-100%                                                  $  447,209,798


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                                  Value at
                    Number of     Expiration        Original      August 31,     Unrealized
Type                Contracts        Month           Value           2006       Appreciation
----------------------------------------------------------------------------------------------
Japan Gov't Bonds
  10 Yr Future         10        December 2006    $11,467,716    $11,464,713        $3,003

Currency Abbreviation:

JPY - Japanese Yen


226 o ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
August 31, 2006

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-90.3%

Aerospace/Defense-0.8%
DRS Technologies, Inc.
  6.875%, 11/01/13(a)                                  $  926    $      898,220
L-3 Communications Corp.
  5.875%, 1/15/15(a)                                      978           924,210
Sequa Corp.
  9.00%, 8/01/09(a)                                       601           634,055
                                                                 --------------
                                                                      2,456,485
Automotive-4.8%
Affinia Group, Inc.
  9.00%, 11/30/14(a)                                       45            41,400
AutoNation, Inc.
  7.51%, 4/15/13(a)(b)                                    175           175,875
Ford Motor Co.
  7.45%, 7/16/31(a)                                     1,660         1,303,100
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                                     1,298         1,259,674
  7.00%, 10/01/13(a)                                      704           657,042
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                                    3,095         3,048,200
  8.00%, 11/01/31(a)                                      893           902,546
General Motors Corp.
  8.375%, 7/15/33(a)                                    2,045         1,712,687
HLI Operating Co., Inc.
  10.50%, 6/15/10(a)                                      693           533,610
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                                      866           822,700
Lear Corp.
  8.11%, 5/15/09(a)                                       640           617,600
Tenneco, Inc.
  8.625%, 11/15/14(a)                                     465           463,838
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                                      667           712,023
  11.00%, 2/15/13(a)                                      490           532,875
United Auto Group, Inc.
  9.625%, 3/15/12(a)                                      797           838,843
Visteon Corp.
  7.00%, 3/10/14(a)                                     2,235         1,983,562
                                                                 --------------
                                                                     15,605,575
Broadcasting/Media-2.1%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                                    1,201         1,187,489
Central European Media Enterprises, Ltd.
  8.25%, 5/15/12(a)(b)                                    398           553,239
Intelsat Bermuda Ltd.
  11.25%, 6/15/16(a)(b)                                 2,512         2,603,060


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 227


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
LIN Television Corp.
  6.50%, 5/15/13(a)                                    $  575    $      530,437
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                      545           517,750
Univision Communications, Inc.
  7.85%, 7/15/11(a)                                       790           793,661
XM Satellite Radio, Inc.
  9.75%, 5/01/14(a)(b)                                    840           789,600
                                                                 --------------
                                                                      6,975,236
Building/Real Estate-1.5%
Associated Materials, Inc.
  Zero Coupon, 3/01/14(a)                               1,385           754,825
D.R. Horton, Inc.
  4.875%, 1/15/10(a)                                      100            96,646
  6.875%, 5/01/13(a)                                      917           930,130
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12(a)                                     792           742,500
KB HOME
  6.375%, 8/15/11(a)                                      600           573,630
  7.75%, 2/01/10(a)                                       410           408,975
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                                    1,445         1,329,400
                                                                 --------------
                                                                      4,836,106
Cable-6.0%
Cablevision Systems Corp.
  8.00%, 4/15/12(a)                                     1,437         1,444,185
CCH I Holdings LLC
  11.75%, 5/15/14(a)                                    5,037         3,425,160
CSC Holdings, Inc.
  7.25%, 4/15/12(a)(b)                                  2,015         1,979,737
DirecTV Holdings/Finance
  6.375%, 6/15/15(a)                                    1,431         1,337,985
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                                   1,080         1,051,650
  7.125%, 2/01/16(a)(b)                                   650           632,938
Inmarsat Finance PLC
  7.625%, 6/30/12(a)                                    1,485         1,522,125
  Zero Coupon, 11/15/12(a)                              1,037           904,783
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)                                    1,612         1,712,750
Insight Midwest LP
  9.75%, 10/01/09(a)                                    1,063         1,081,603
Intelsat HLD Co. Ltd.
  8.625%, 1/15/15(a)                                    1,024         1,034,240
  10.48%, 1/15/12(a)                                      331           335,965
PanAmSat Corp.
  9.00%, 8/15/14(a)                                     1,171         1,191,492


228 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Rogers Cable, Inc.
  6.75%, 3/15/15(a)                                   $ 1,847    $    1,833,147
                                                                 --------------
                                                                     19,487,760
Chemicals-2.9%
Equistar Chemicals LP
  10.125%, 9/01/08(a)                                   1,377         1,452,735
  10.625%, 5/01/11(a)                                     623           669,725
Huntsman International LLC
  9.875%, 3/01/09(a)                                      301           313,040
  10.125%, 7/01/09(a)                                     550           561,000
Huntsman LLC
  11.50%, 7/15/12(a)                                      801           909,135
Ineos Group Holdings PLC
  8.50%, 2/15/16(a)(b)                                  1,375         1,306,250
Nell AF SARL
  8.375%, 8/15/15(a)(b)                                 1,245         1,246,556
Quality Distribution LLC
  9.00%, 11/15/10(a)                                    1,353         1,295,498
Rhodia, SA
  8.875%, 6/01/11(a)                                    1,513         1,547,042
                                                                 --------------
                                                                      9,300,981
Communications - Fixed-3.9%
Citizens Communications Co.
  6.25%, 1/15/13(a)                                     1,577         1,523,776
Hawaiian Telcom Communications, Inc.
  9.75%, 5/01/13(a)                                       480           482,400
  12.50%, 5/01/15(a)                                      478           488,755
Level 3 Communications, Inc.
  11.50%, 3/01/10(a)(b)                                   455           453,862
Level 3 Financing, Inc.
  12.25%, 3/15/13(a)(b)                                 3,023         3,298,849
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                                     4,029         3,988,710
Qwest Communications International, Inc.
  7.50%, 2/15/14(a)                                        50            49,563
Qwest Corp.
  6.875%, 9/15/33(a)                                    1,490         1,333,550
  8.875%, 3/15/12(a)                                      355           384,287
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14(a)                                       740           769,600
                                                                 --------------
                                                                     12,773,352
Communications - Mobile-4.6%
American Tower Corp.
  7.125%, 10/15/12(a)                                   2,230         2,257,875
Digicel, Ltd.
  9.25%, 9/01/12(a)(b)                                  1,477         1,539,772
Dobson Cellular Systems, Inc.
  8.375%, 11/01/11(a)(b)                                  820           848,700
Dobson Communications Corp.
  8.875%, 10/01/13(a)                                     565           557,938


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 229


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Kyivstar
  7.75%, 4/27/12(a)(b)                                $   375    $      380,156
  10.375%, 8/17/09(a)(b)                                1,467         1,595,362
Mobifon Holdings BV
  12.50%, 7/31/10(a)                                    2,559         2,869,279
Mobile Telesystems Finance, SA
  8.00%, 1/28/12(a)(b)                                  1,358         1,385,160
Nextel Partners, Inc.
  8.125%, 7/01/11(a)                                       65            68,250
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12(a)                                    1,196         1,233,375
  7.50%, 3/15/15(a)                                     1,225         1,280,125
Rural Cellular Corp.
  9.75%, 1/15/10(a)                                     1,091         1,085,545
                                                                 --------------
                                                                     15,101,537
Consumer Manufacturing-1.4%
ACCO Brands Corp.
  7.625%, 8/15/15(a)                                    1,700         1,610,750
Broder Brothers Co.
  11.25%, 10/15/10(a)                                     952           897,260
K2, Inc.
  7.375%, 7/01/14(a)                                    1,150         1,115,500
Levi Strauss & Co.
  10.258%, 4/01/12(a)                                     173           178,623
Visant Corp.
  7.625%, 10/01/12(a)                                     683           669,340
                                                                 --------------
                                                                      4,471,473
Consumer Products-0.2%
Levi Strauss & Co.
  8.875%, 4/01/16(a)                                      742           732,725

Containers-0.6%
Crown Americas
  7.625%, 11/15/13(a)                                   1,300         1,306,500
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)(b)                                   640           636,800
                                                                 --------------
                                                                      1,943,300
Diversified Media-3.2%
American Media Operations, Inc.
  8.875%, 1/15/11(a)                                      233           202,710
  10.25%, 5/01/09(a)                                      405           375,638
Dex Media East LLC
  9.875%, 11/15/09(a)                                      25            26,375
  12.125%, 11/15/12(a)                                    641           714,715
Dex Media West LLC
  8.50%, 8/15/10(a)                                       444           455,100
Lamar Media Corp.
  6.625%, 8/15/15(a)                                      475           445,312


230 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Liberty Media Corp.
  5.70%, 5/15/13(a)                                   $   445    $      418,048
  7.875%, 7/15/09(a)                                      350           365,844
  8.25%, 2/01/30(a)                                       430           427,828
Quebecor Media, Inc.
  7.75%, 3/15/16(a)                                     1,765         1,747,350
R.H. Donnelley Corp.
  6.875%, 1/15/13(a)                                    1,153         1,034,818
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                                    689           726,895
  10.375%, 9/01/14(a)(b)                                  654           728,392
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                                  982           986,910
WMG Holdings Corp.
  Zero Coupon, 12/15/14(a)                              2,546         1,833,120
                                                                 --------------
                                                                     10,489,055
Energy-4.5%
Chesapeake Energy Corp.
  6.50%, 8/15/17(a)                                     1,340         1,242,850
  6.625%, 1/15/16(a)                                      560           537,600
  6.875%, 1/15/16(a)                                      270           261,900
  7.50%, 9/15/13(a)                                       805           813,050
  7.75%, 1/15/15(a)                                     1,695         1,728,900
El Paso Corp.
  7.75%, 1/15/32(a)                                     2,326         2,337,630
Grant Prideco, Inc.
  6.125%, 8/15/15(a)                                      561           532,950
Hilcorp Energy
  10.50%, 9/01/10(a)(b)                                   903           979,755
Kerr-Mcgee Corp.
  6.875%, 9/15/11(a)                                    1,604         1,695,843
Kinder Morgan Finance Corp.
  5.35%, 1/05/11(a)                                       680           651,740
Newfield Exploration Co.
  6.625%, 4/15/16(a)                                      900           875,250
Pride International, Inc.
  7.375%, 7/15/14(a)                                    1,079         1,097,883
Range Resources Corp.
  7.50%, 5/15/16(a)                                       940           947,050
Tesoro Corp.
  6.25%, 11/01/12(a)(b)                                   980           945,700
                                                                 --------------
                                                                     14,648,101
Entertainment & Leisure-1.7%
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                                    1,057         1,072,855
NCL Corp.
  10.625%, 7/15/14(a)                                     757           727,666
Royal Caribbean Cruises, Ltd.
  8.75%, 2/02/11(a)                                       846           915,946
Six Flags, Inc.
  9.625%, 6/01/14(a)                                    1,815         1,619,887


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 231


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Universal City Development Partners
  11.75%, 4/01/10(a)                                  $   913    $      988,323
Universal City Florida Holding Co.
  8.375%, 5/01/10(a)                                      330           332,063
                                                                 --------------
                                                                      5,656,740
Financial-1.9%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                                     675           671,625
E*Trade Financial Corp.
  7.375%, 9/15/13(a)                                      720           727,200
  7.875%, 12/01/15(a)                                   2,124         2,208,960
  8.00%, 6/15/11(a)                                       810           840,375
Hexion U.S. Finance Corp.
  9.00%, 7/15/14(a)                                       975           979,875
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                    950           922,064
                                                                 --------------
                                                                      6,350,099
Food & Beverage-3.2%
Altria Group, Inc.
  7.75%, 1/15/27(a)                                     1,705         2,060,250
Dean Foods Co.
  7.00%, 6/01/16(a)                                     1,265         1,252,350
Del Monte Corp.
  6.75%, 2/15/15(a)                                       145           137,750
Dole Food Co., Inc.
  8.625%, 5/01/09(a)                                      420           413,700
  8.875%, 3/15/11(a)                                      268           261,300
Domino's, Inc.
  8.25%, 7/01/11(a)                                       719           744,165
Foodcorp, Ltd.
  8.875%, 6/15/12(a)(b)                                   628           834,733
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13(a)(b)                          3,095         3,175,937
  7.625%, 6/01/16(a)(b)                                   780           813,818
Sbarro, Inc.
  11.00%, 9/15/09(a)                                      845           855,563
                                                                 --------------
                                                                     10,549,566
Gaming-5.3%
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                                      737           738,842
Caesars Entertainment, Inc.
  7.875%, 3/15/10(a)                                    1,320         1,376,100
Greektown Holdings
  10.75%, 12/01/13(a)(b)                                  550           578,875
Kerzner International, Ltd.
  6.75%, 10/01/15(a)                                    1,375         1,471,250
Mandalay Resort Group
  Series B
  10.25%, 8/01/07(a)                                      915           947,025


232 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MGM MIRAGE
  6.625%, 7/15/15(a)                                  $ 1,807    $    1,700,839
  8.375%, 2/01/11(a)                                    1,679         1,727,271
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                                    1,045         1,018,875
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                                   1,296         1,289,520
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                                    1,416         1,490,340
Seneca Gaming Corp.
  7.25%, 5/01/12(a)                                     1,037         1,018,852
Station Casinos, Inc.
  6.625%, 3/15/18(a)                                      765           682,763
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                                  947           951,735
Wynn Las Vegas LLC
  6.625%, 12/01/14(a)                                   2,485         2,373,175
                                                                 --------------
                                                                     17,365,462
Health Care-4.4%
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                      409           425,871
  9.50%, 8/15/10(a)                                       553           575,120
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                      483           477,273
  6.125%, 1/15/15(a)                                      527           520,658
DaVita, Inc.
  7.25%, 3/15/15(a)                                     1,069         1,047,620
Elan Finance Corp.
  7.75%, 11/15/11(a)                                    1,160         1,113,600
Extendicare Health Services, Inc.
  9.50%, 7/01/10(a)                                       469           490,105
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14(a)                                      670           671,675
HCA, Inc.
  6.375%, 1/15/15(a)                                    2,858         2,272,110
  6.75%, 7/15/13(a)                                     1,650         1,381,875
HEALTHSOUTH Corp.
  10.75%, 6/15/16(a)(b)                                   910           930,475
Iasis Healthcare LLC
  8.75%, 6/15/14(a)                                     1,494         1,423,035
Select Medical Corp.
  7.625%, 2/01/15(a)                                      995           860,675
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                                    744           770,040
Vanguard Health Holding Co.
  Zero Coupon, 10/01/15(a)                              1,705         1,227,600
                                                                 --------------
                                                                     14,187,732


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 233


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Hotel/Lodging-1.7%
Host Marriott LP
  6.75%, 6/01/16(a)                                       765           742,050
  Series G
  9.25%, 10/01/07(a)                                    1,396         1,443,115
Intrawest Corp.
  7.50%, 10/15/13(a)                                      735           779,100
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12(a)                                    1,494         1,617,255
Vail Resorts, Inc.
  6.75%, 2/15/14(a)                                     1,089         1,054,969
                                                                 --------------
                                                                      5,636,489
Index-3.6%
Dow Jones Cdx, High Yield
  Series 5-T2
  7.25%, 12/29/10(a)(b)                                 4,312         4,312,196
  Series 6-T1
  8.625%, 6/29/11(a)(b)                                 7,318         7,308,853
                                                                 --------------
                                                                     11,621,049
Industrial-2.6%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)(b)                                  910           982,800
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                       930           985,800
FastenTech, Inc.
  11.50%, 5/01/11(a)                                      560           574,000
Invensys PLC
  9.875%, 3/15/11(a)(b)                                   621           670,680
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                      556           606,040
RBS Global, Inc. & Rexnord Corp.
  9.50%, 8/01/14(a)(b)                                  1,045         1,050,225
  11.75%, 8/01/16(a)(b)                                   475           489,250
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                                     655           640,263
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                                     1,600         1,548,000
Tyco International Group, SA
  6.875%, 1/15/29(a)                                      770           859,406
                                                                 --------------
                                                                      8,406,464
Metals/Mining-3.4%
AK Steel Corp.
  7.875%, 2/15/09(a)                                    1,060         1,053,375
Arch Western Finance LLC
  6.75%, 7/01/13(a)                                       670           646,550
Evraz Group, SA
  8.25%, 11/10/15(a)(b)                                 1,369         1,387,824
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                                     961         1,022,023
International Steel Group, Inc.
  6.50%, 4/15/14(a)                                     1,196         1,136,200


234 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Ispat Inland ULC
  9.75%, 4/01/14(a)                                   $ 1,010    $    1,135,240
JSC Severstal
  9.25%, 4/19/14(a)                                     1,438         1,545,160
Massey Energy Co.
  6.875%, 12/15/13(a)                                     810           751,275
Peabody Energy Corp.
  5.875%, 4/15/16(a)                                      750           684,375
  6.875%, 3/15/13(a)                                    1,815         1,796,850
                                                                 --------------
                                                                     11,158,872
Paper/Packaging-1.5%
Berry Plastics Corp.
  10.75%, 7/15/12(a)                                    1,001         1,091,090
Covalence Specialty Materials
  10.25%, 3/01/16(a)(b)                                   405           388,800
Jefferson Smurfit Corp.
  8.25%, 10/01/12(a)                                      430           407,425
Newpage Corp.
  10.00%, 5/01/12(a)                                      797           822,903
Owens Brockway Glass Container
  8.875%, 2/15/09(a)                                    1,715         1,762,162
Russell Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(b)(c)                              1,134           298,878
                                                                 --------------
                                                                      4,771,258
Petroleum Products-1.1%
El Paso Production Holding Co.
  7.75%, 6/01/13(a)                                     1,575         1,598,625
Kerr-McGee Corp.
  6.95%, 7/01/24(a)                                     1,150         1,220,565
PetroHawk Energy Corp.
  9.125%, 7/15/13(a)(b)                                   776           789,580
                                                                 --------------
                                                                      3,608,770
Public Utilities - Electric & Gas-0.7%
Aquila, Inc.
  14.875%, 7/01/12(a)                                     846         1,116,720
TECO Energy, Inc.
  7.00%, 5/01/12(a)                                     1,122         1,154,258
                                                                 --------------
                                                                      2,270,978
Public Utilities - Telephone-0.4%
Windstream Corp.
  8.125%, 8/01/13(a)(b)                                   714           753,270
  8.625%, 8/01/16(a)(b)                                   560           592,200
                                                                 --------------
                                                                      1,345,470
Retail-1.0%
Burlington Coat Factory Warehouse Corp.
  11.125%, 4/15/14(a)(b)                                  455           430,544
Central European Distribution Corp.
  8.00%, 7/25/12(a)(b)                                    216           297,483


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 235


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
GSC Holdings Corp
  8.00%, 10/01/12(a)                                  $ 1,920    $    1,960,800
JC Penney Co., Inc.
  7.625%, 3/01/97(a)                                      620           627,801
                                                                 --------------
                                                                      3,316,628
Services-4.0%
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                                    1,603         1,554,910
  7.125%, 5/15/16(a)(b)                                 1,853         1,802,042
  7.375%, 4/15/14(a)                                      620           606,050
Avis Budget Car Rental
  7.75%, 5/15/16(a)(b)                                  1,060         1,002,336
Hertz Corp.
  8.875%, 1/01/14(a)(b)                                   695           721,063
  10.50%, 1/01/16(a)(b)                                   675           727,312
Iron Mountain, Inc.
  6.625%, 1/01/16(a)                                    1,110         1,032,300
Service Corp. International
  6.50%, 3/15/08(a)                                     1,029         1,029,000
  7.70%, 4/15/09(a)                                       780           797,550
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                                     1,680         1,591,800
  7.00%, 2/15/14(a)                                       285           261,488
  7.75%, 11/15/13(a)                                    1,825         1,747,437
                                                                 --------------
                                                                     12,873,288
Supermarket/Drug-1.0%
Couche-Tard
  7.50%, 12/15/13(a)                                    1,006         1,016,060
Rite Aid Corp.
  6.875%, 8/15/13(a)                                      950           798,000
  9.25%, 6/01/13(a)                                       870           848,250
Stater Brothers Holdings
  8.125%, 6/15/12(a)                                      494           492,765
                                                                 --------------
                                                                      3,155,075
Technology-2.7%
Amkor Technology, Inc.
  9.25%, 6/01/16(a)                                       710           676,275
Avago Technologies Finance
  10.125%, 12/01/13(a)(b)                                 655           685,294
CA, Inc.
  5.25%, 12/01/09(a)(b)                                   815           787,493
Flextronics International, Ltd.
  6.50%, 5/15/13(a)                                     1,268         1,236,300
Freescale Semiconductor, Inc.
  7.125%, 7/15/14(a)                                      770           793,100
Nortel Networks Corp.
  6.875%, 9/01/23(a)                                      816           652,800
SERENA Software, Inc.
  10.375%, 3/15/16(a)(b)                                  875           892,500
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)                                    2,172         2,242,590


236 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Xerox Corp.
  6.40%, 3/15/16(a)                                   $   970    $      960,393
                                                                 --------------
                                                                      8,926,745
Transportation-1.0%
AMR Corp.
  9.00%, 8/01/12(a)                                       765           755,437
BNSF Funding Trust I
  6.613%, 12/15/55(a)                                   1,920         1,905,988
Horizon Lines LLC
  9.00%, 11/01/12(a)                                      434           445,393
                                                                 --------------
                                                                      3,106,818
Utilities-8.2%
Allegheny Energy Supply Co. LLC
  7.80%, 3/15/11(a)                                       920           970,600
  8.25%, 4/15/12(a)(b)                                  1,680         1,814,400
CMS Energy Corp.
  8.50%, 4/15/11(a)                                       835           895,537
Dynegy-Roseton Danskammer
  7.27%, 11/08/10(a)                                      135           134,325
  7.67%, 11/08/16(a)                                    1,222         1,203,670
Edison Mission Energy
  7.50%, 6/15/13(a)(b)                                  1,760         1,760,000
  7.75%, 6/15/16(a)(b)                                    595           595,000
FirstEnergy Corp.
  6.45%, 11/15/11(a)                                      675           700,071
Northwest Pipeline Corp.
  8.125%, 3/01/10(a)                                      724           752,960
NRG Energy, Inc.
  7.25%, 2/01/14(a)                                       270           266,625
  7.375%, 2/01/16(a)                                    1,420         1,398,700
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                      498           469,365
  9.50%, 7/15/13(a)                                     1,226         1,275,040
Sierra Pacific Power Co.
  6.00%, 5/15/16(a)(b)                                    440           436,737
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                      960         1,031,913
Sonat, Inc.
  7.625%, 7/15/11(a)                                      952           973,420
Southern Natural Gas Co.
  7.35%, 2/15/31(a)                                     1,018         1,032,085
  8.875%, 3/15/10(a)                                      817           857,071
The AES Corp.
  7.75%, 3/01/14(a)                                     1,150         1,184,500
  8.75%, 5/15/13(a)(b)                                    225           241,594
  9.00%, 5/15/15(a)(b)                                  1,080         1,165,050
The Williams Cos., Inc.
  7.625%, 7/15/19(a)                                    2,199         2,231,985
  7.875%, 9/01/21(a)                                    2,214         2,252,745


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 237


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
TXU Corp.
  4.80%, 11/15/09(a)                                  $   125    $      120,803
  5.55%, 11/15/14(a)                                    1,704         1,588,822
  6.50%, 11/15/24(a)                                    1,606         1,496,142
                                                                 --------------
                                                                     26,849,160
Total Corporate Debt Obligations
  (cost $284,836,852)                                               279,978,349

STRUCTURED NOTES-4.4%
Racers
  5.43%, 5/01/07(a)(b)
  (cost $14,300,000)                                   14,300        14,299,761

NON CONVERTIBLE PREFERRED STOCKS-0.6%
ION Media Networks, Inc.
  14.25%, 11/15/06(a)                                     125         1,075,000
Sovereign Real Estate Investment Corp.
  12.00%, 8/29/49(a)(b)                                   624           861,120

Total Non Convertible Preferred Stocks
  (cost $1,689,280)                                                   1,936,120

COMMON STOCKS-0.0%
Phase Metrics, Inc.(a)
  (cost $904)                                          90,400               904

SHORT-TERM INVESTMENTS-7.3%
Commercial Paper-4.0%
UBS Finance, LLC
  5.26%, 9/01/06                                     $ 13,000        13,000,000

U.S. Government & Government Sponsored
  Agency Obligations-3.2%
Fannie Mae Discount Notes
  Zero coupon, 9/01/06                                 10,400        10,400,000

Time Deposit-0.1%
State Street Euro Dollar
  4.60%, 9/01/06                                          415           415,000

Total Short-Term Investments
  (cost $23,815,000)                                                 23,815,000

Total Investments-98.2%
  (cost $324,642,036)                                               320,030,134
Other assets less liabilities-1.8%                                    5,901,155

Net Assets-100%                                                  $  325,931,289


238 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


FORWARD CURRENCY EXCHANGE CONTRACTS SOLD (see Note C)

                                      U.S. $
                     Contract        Value on        U.S. $
                      Amount       Origination      Current        Unrealized
                      (000)           Date           Value        Appreciation
-------------------------------------------------------------------------------
Euro Currency
  Settling 9/28/06    1,105       $ 1,418,451     $ 1,417,910        $ 541


(a) Positions, or portion thereof, with an aggregate market value of $296,215,134 have been segregated to collateralize open forward currency exchange contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $79,545,490 or 24.4% of net assets.

(c)  Security is in default and is non-income producing.


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 239


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and AllianceBernstein Retirement Strategies (the "Strategy" or "Strategies"), in respect of AllianceBernstein Blended Style Series, Inc. (the "Fund")**, an open-end investment company, prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser.

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Each Strategy contemplates a retirement date for its shareholders and pursues its investment objective through investing in a combination of portfolios of AllianceBernstein Pooling Portfolios ("Pooling Portfolios") that represent a variety of asset classes and investment styles***. Each Strategy will be managed to the specific year of planned retirement included in its name. Each Strategy's asset mix will become more conservative each year until reaching the year approximately fifteen years after such retirement date at which time the asset allocation mix will become static.

The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed approval of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services.


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

** It is anticipated that the AllianceBernstein 2000 Retirement Strategy and AllianceBernstein Blended Style Series, Inc. will commence operations in September 2005.

*** The AllianceBernstein Pooling Portfolios will be comprised of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio.


240 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Strategies grow larger.

6. Nature and quality of the Adviser's services, including the performance of the Strategies.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that each Strategy pay an advisory fee correlated to the percentage of equity investments held by the Strategy discounted by a percentage dependent on the asset level of the Strategy as indicated below:

% Invested in Equity Investments*                                Advisory Fee
-------------------------------------------------------------------------------
Equal to or less than 60%                                          .55 of 1%
Greater than 60% and less than 80%                                 .60 of 1%
Equal to or greater than 80%                                       .65 of 1%


Net Asset Level                                                    Discount
-------------------------------------------------------------------------------
Assets equal to or less than $2.5 billion                             n/a
Assets greater than $2.5 billion and less than $5 billion          .10 of 1%
Assets greater than $5 billion                                     .15 of 1%

For example, a Strategy that invests less than 60% of its net assets in equities will pay .55 of 1% for its first $2.5 billion in net assets, .45 of 1% for its net assets greater than $2.5 billion and equal to or less than $5 billion and .40 of 1% for its net assets in excess of $5 billion.

The proposed advisory fee to be charged by the Adviser for each Strategy's first $2.5 billion in net assets based on the aforesaid fee schedule is as follows:

                                                      Basis Points
-----------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy                 55
AllianceBernstein 2005 Retirement Strategy                 55
AllianceBernstein 2010 Retirement Strategy                 60
AllianceBernstein 2015 Retirement Strategy                 60
AllianceBernstein 2020 Retirement Strategy                 65
AllianceBernstein 2025 Retirement Strategy                 65
AllianceBernstein 2030 Retirement Strategy                 65
AllianceBernstein 2035 Retirement Strategy                 65
AllianceBernstein 2040 Retirement Strategy                 65
AllianceBernstein 2045 Retirement Strategy                 65



* For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the AllianceBernstein Global Real Estate Investment Portfolio will be considered to be invested in equity investments.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 241


The fee charged by the Adviser at the Strategy level is the entire management fee since there are no fees charged for managing the various Pooling Portfolios in which each Strategy will invest.

The Adviser has agreed to waive a portion of its management fees and/or reimburse each Strategy for that portion of its total operating expenses to the degree necessary to limit the Strategy's expense ratio to the level set forth below for that Strategy's current fiscal year. This waiver agreement is terminable by the Adviser at the end of each Strategy's fiscal year upon at least 60 days written notice.

Portfolio                                             Expense Ratio Caps
-------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy        Class A     120 basis points
                                                  Class B     190 basis points
                                                  Class C     190 basis points
                                                  Advisor      90 basis points
                                                  Class R     140 basis points
                                                  Class K     115 basis points
                                                  Class I      90 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2005 Retirement Strategy        Class A     120 basis points
                                                  Class B     190 basis points
                                                  Class C     190 basis points
                                                  Advisor      90 basis points
                                                  Class R     140 basis points
                                                  Class K     115 basis points
                                                  Class I      90 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2010 Retirement Strategy        Class A     135 basis points
                                                  Class B     205 basis points
                                                  Class C     205 basis points
                                                  Advisor     105 basis points
                                                  Class R     155 basis points
                                                  Class K     130 basis points
                                                  Class I     105 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2015 Retirement Strategy        Class A     135 basis points
                                                  Class B     205 basis points
                                                  Class C     205 basis points
                                                  Advisor     105 basis points
                                                  Class R     155 basis points
                                                  Class K     130 basis points
                                                  Class I     105 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2020 Retirement Strategy        Class A     150 basis points
                                                  Class B     220 basis points
                                                  Class C     220 basis points
                                                  Advisor     120 basis points
                                                  Class R     170 basis points
                                                  Class K     145 basis points
                                                  Class I     120 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2025 Retirement Strategy        Class A     150 basis points
                                                  Class B     220 basis points
                                                  Class C     220 basis points
                                                  Advisor     120 basis points
                                                  Class R     170 basis points
                                                  Class K     145 basis points
                                                  Class I     120 basis points



242 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Portfolio                                              Expense Ratio Caps
-------------------------------------------------------------------------------
AllianceBernstein 2030 Retirement Strategy        Class A     150 basis points
                                                  Class B     220 basis points
                                                  Class C     220 basis points
                                                  Advisor     120 basis points
                                                  Class R     170 basis points
                                                  Class K     145 basis points
                                                  Class I     120 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2035 Retirement Strategy        Class A     150 basis points
                                                  Class B     220 basis points
                                                  Class C     220 basis points
                                                  Advisor     120 basis points
                                                  Class R     170 basis points
                                                  Class K     145 basis points
                                                  Class I     120 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2040 Retirement Strategy        Class A     150 basis points
                                                  Class B     220 basis points
                                                  Class C     220 basis points
                                                  Advisor     120 basis points
                                                  Class R     170 basis points
                                                  Class K     145 basis points
                                                  Class I     120 basis points
-------------------------------------------------------------------------------
AllianceBernstein 2045 Retirement Strategy        Class A     150 basis points
                                                  Class B     220 basis points
                                                  Class C     220 basis points
                                                  Advisor     120 basis points
                                                  Class R     170 basis points
                                                  Class K     145 basis points
                                                  Class I     120 basis points


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Strategies' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Strategies to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Strategy is in net redemptions, as the Adviser is forced to sell securities of the Pooling Portfolios to meet redemptions.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 243


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fee schedule of the institutional accounts in the same asset classes as the Pooling Portfolios:

                                                   ADV Institutional Account
Pooling Portfolio                                      Asset. Class / Fee
------------------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio     0.650%    on the first $25 million
                                           0.500%    on the first $25 million
                                           0.400%    on the first $50 million
                                           0.300%    on the first $100 million
                                           0.250%    on the balance over 200 million

AllianceBernstein U.S. Large Cap           0.800%    on the first $25 million
Growth Portfolio                           0.500%    on the next $25 million
                                           0.400%    on the next $50 million
                                           0.300%    on the next $100 million
                                           0.250%    on the balance over 200 million

AllianceBernstein Global Real Estate       0.700%    on the first $25 million
Investment Portfolio                       0.600%    on the first $25 million
                                           0.500%    on the first $25 million
                                                     negotiable on balance over 75 million

AllianceBernstein International            0.800%    on the first $25 million
Value Portfolio                            0.600%    on the next $25 million
                                           0.500%    on the next $50 million
                                           0.400%    on the balance over 100 million

AllianceBernstein International            0.800%    on the first $25 million
Growth Portfolio                           0.600%    on the next $25 million
                                           0.500%    on the next $50 million
                                           0.400%    on the balance over 100 million

AllianceBernstein Small-Mid Cap            0.950%    on the first $25 million
Value Portfolio                            0.750%    on the next $25 million
                                           0.650%    on the next $50 million
                                           0.550%    on the balance 100 million

AllianceBernstein Small-Mid Cap            1.000%    on the first $50 million
Growth Portfolio                           0.850%    on the next $50 million
                                           0.750%    on the balance over 100 million

AllianceBernstein Short Duration           0.400%    on the first $20 million
Bond Portfolio                             0.250%    on the next $80 million
                                           0.200%    on the next $100 million
                                           0.150%    on the balance over 200 million



244 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                   ADV Institutional Account
Pooling Portfolio                                      Asset. Class / Fee
------------------------------------------------------------------------------------------
AllianceBernstein Inflation                0.200%    on the next $10 million
Protected Securities Portfolio             0.150%    on the next $80 million
                                           0.100%    on the balance over 90 million

AllianceBernstein High Yield Portfolio     0.650%    on the first $20 million
                                           0.500%    on the next $20 million
                                           0.400%    on the next $20 million
                                           0.350%    on the balance over 60 million

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fees for offshore mutual funds with similar investment styles as the Strategies:

Asset Class                                              Fee
----------------------------------------------------------------------
Equity Value                                             .80%
Emerging Markets Value                                   .98%
Equity Blend                                             .80%
Equity Growth                                            .80%
Emerging Markets Growth                                 1.00%
Global Growth                                           1.00%
Real Estate                                              .95%
International Healthcare                                1.00%
Fixed Income                                             .65%

The offshore Global Wealth Strategies are charged a combined fee which includes investment advisory and distribution related fees. None of these off-shore funds have breakpoints in the advisory fee schedule. The following table shows the combined fee schedule for the Class A shares of these funds:

Fund                                                     Fee
----------------------------------------------------------------------
Global Equity Blend                                     1.70%
Global Balanced                                         1.50%
Global Conservative                                     1.25%

The Adviser also provides sub-advisory services to certain other investment companies managed by other fund families. Set forth below are the names and fee schedules of the funds sub-advised by the Adviser that have the same investment styles as the Pooling Portfolios:

Pooling Portfolio            Sub-advised Fund              Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein            American Skandia           0.40%
U.S. Large Cap Growth        AST Alliance Growth

AllianceBernstein            Prudential SP              0.60% on first $500M
U.S. Large Cap Growth        Large Cap Growth           0.50% thereafter


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 245



Pooling Portfolio           Sub-advised Fund                       Fee Schedule
----------------------------------------------------------------------------------------------------
AllianceBernstein           AXA Financial            0.50% of the General Equity/High Yield
U.S. Value Portfolio        EQ/Bernstein             Portfolios' average daily net assets up to and
                            Diversified Value        including $1 billion; 0.40% of the General
                                                     Equity/High Yield Portfolios' average daily
                                                     net assets over $1 billion up to and including
                                                     $2 billion; 0.30% of the General Equity/High
                                                     Yield Portfolios' average daily net assets
                                                     over $2 billion up to and including $3 billion;
                                                     and 0.20% of the General Equity/High Yield
                                                     Portfolios' average daily net assets over
                                                     $3 billion.

AllianceBernstein           AXA Financial            Same As AXA Financial
High Yield Portfolio        AXA Premier VIP          EQ/Bernstein Diversified Value
                            High Yield

AllianceBernstein           SunAmerica               0.35% on first $50M
U.S. Large Cap Growth       Premier Growth           0.30% next $100M
                                                     0.25% thereafter

AllianceBernstein           MassMutual               0.40% on the first $300M
U.S. Large Cap Growth       Large-Cap Growth         0.37% on the next $300M
                                                     0.35% on the next $300M
                                                     0.32% on the next $600M
                                                     0.25% over $1.5B

AllianceBernstein           Phoenix Mid-Cap          0.80%
Small-Mid Cap Growth        Value Series
Portfolio


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the proposed fees of the Strategies with fees charged to other investment companies for similar services by other investment advisers:

                                                  Proposed         Lipper
Name of Strategy                                    Fee            Median
-------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy           55              .55
AllianceBernstein 2005 Retirement Strategy           55             .522
AllianceBernstein 2010 Retirement Strategy           60             .600
AllianceBernstein 2015 Retirement Strategy           60             .553
AllianceBernstein 2020 Retirement Strategy           65             .553
AllianceBernstein 2025 Retirement Strategy           65             .614
AllianceBernstein 2030 Retirement Strategy           65             .650
AllianceBernstein 2035 Retirement Strategy           65             .575
AllianceBernstein 2040 Retirement Strategy           65             .575
AllianceBernstein 2045 Retirement Strategy           65             .584


246 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


Lipper also analyzed the estimated expense ratio of each Strategy in comparison to its Lipper Expense Group*. Lipper describes a Lipper Expense Group as a representative sample of comparable funds. The Lipper analysis reflects the Adviser's agreement to waive its fees and reimburse expenses in order to cap the Strategies' expenses, which is contractually in place for only the current fiscal year. The results of that analysis are set forth below:

                                               Estimated                 Lipper
                                                Expense      Lipper      Group
Name of Strategy                                 Ratio       Median       Rank
-------------------------------------------------------------------------------
AllianceBernstein 2000 Retirement Strategy        1.169       1.605         6/8
AllianceBernstein 2005 Retirement Strategy        1.170       1.419         7/9
AllianceBernstein 2010 Retirement Strategy        1.219       1.419         7/9
AllianceBernstein 2015 Retirement Strategy        1.219       1.636       10/14
AllianceBernstein 2020 Retirement Strategy        1.267       1.482         7/9
AllianceBernstein 2025 Retirement Strategy        1.266       1.840        8/13
AllianceBernstein 2030 Retirement Strategy        1.262       1.581        7/19
AllianceBernstein 2035 Retirement Strategy        1.262       1.476       10/13
AllianceBernstein 2040 Retirement Strategy        1.262       1.262         7/8
AllianceBernstein 2045 Retirement Strategy        1.262       1.370         6/7


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See Section IV for discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

Because neither the Strategies nor the Pooling Portfolios has commenced operations, the Adviser is unable to provide historic profitability information in regards to the services it will provide for the Strategies.

Future anticipated profits will include the Adviser's direct profits from managing the Strategies** pursuant to the investment advisory agreement and other non-advisory fees from affiliates that provide transfer agency and distribution related services. Non-advisory fees include transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services to certain of the Pooling Portfolios. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc.


* Lipper uses the following criteria in screening funds to be included in the Retirement Strategy's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

** It should be noted that the Pooling Portfolios will charge no management fees.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 247


("ABIRM"), is the Strategies' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of each Strategy. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, ABIRM anticipates that ABIRM will pay approximately .04% of average monthly assets of each Strategy for such purposes.

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

Certain of the Pooling Portfolios will likely effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein LLC ("SCB"), and pay commissions during the Strategies' fiscal year.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule for the Strategies reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to


* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


248 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


the extent each Strategy's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE STRATEGIES.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Strategies and the Pooling Portfolios in which the Strategies will invest and provide non-investment services (described in Section II) to the Strategies.

As noted previously, neither the Strategies nor the Pooling Portfolios in which the Strategies will invest has commenced operations. Accordingly, there is no historic performance information for the Strategies or the Pooling Portfolios. However, the Adviser manages other funds of similar classes to the Pooling Portfolios, which Lipper uses as a basis to evaluate the Adviser's performance for the period ended March 31, 2005:

                                      Return         Return           Return
                                  Performance %    Performance %   Performance %
                                   Above Median    Above Median    Above Median
AB Funds Style*          # Funds      1 Year          3 Year         5 Year
-------------------------------------------------------------------------------
US Growth                   4            0%             75%             75%
US Value                    4            0%             75%            100%
US Core/Blend               1            0%            n/a             n/a
Specialty Equity            4          100%             75%             50%
International Equity**      5           80%             75%             33%
Global Equity               2          100%            100%            n/a
Multi-Asset Funds***        4          100%            100%            100%
Taxable Fixed Income        4            0%             33%             25%
-- Sector Funds
Taxable Fixed Income        5           40%             40%             60%
-- Multi Sector Funds


* Excludes funds with inception dates less than 1 year and all institutional funds.

** Excludes AllianceBernstein All Asia Fund, AllianceBernstein New Europe Fund and AllianceBernstein Tax-Managed International Blend Fund because they are no longer in operation.

*** Excludes the following funds: AllianceBernstein Tax-Managed Wealth Preservation Strategy, AllianceBernstein Tax Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy since these funds have been operating with their current investment strategies for a very short period of time.


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 249


Lipper also compared the historical performance returns of existing funds or team composites of similar asset classes as the Pooling Portfolios to appropriate benchmark indices*:

                                                            Performance Return for the Period
                              Existing Fund or                     Ended March 31, 2005
Pooling Portfolio              Team Composite                 Fund/Composite            Index
----------------------------------------------------------------------------------------------
AllianceBernstein         AllianceBernstein Trust Value     1 year          8.98         9.96
U.S. Value Portfolio                                        3 years         6.34         5.73
                                                            Inception       7.15         5.73

AllianceBernstein         AllianceBernstein                 1 year          0.00         1.18
U.S. Large Cap            Large Cap Growth                  3 years        -3.65        -1.16
Growth Portfolio                                            5 years        -13.7       -10.17
                                                            10 years        8.03         7.37
                                                            Inception       8.23         7.90

AllianceBernstein         AllianceBernstein Real Estate     1 year          9.91        10.10
Global Real Estate                                          3 years        17.99        17.92
Investment Portfolio                                        5 years        18.97        19.30
                                                            Inception      12.21        12.97

AllianceBernstein         AllianceBernstein                 1 year         20.28        16.03
International Value       International Value               3 years        18.03        13.52
Portfolio                                                   Inception      14.92         9.25

AllianceBernstein         International Large Growth        1 year         12.99        11.06
International Growth      Composite                         3 years         8.92         8.83
Portfolio                                                   5 years        -3.46        -6.21
                                                            10 years        6.36         3.10
                                                            Inception       7.13         4.28

AllianceBernstein         AllianceBernstein Trust           1 year         11.91        12.82
Small-Mid Cap Value       Small-Mid Cap                     3 years        11.83        10.25
Portfolio                                                   Inception      16.52        12.44

AllianceBernstein         Small / Mid Growth                1 year          6.03         3.91
Small-Mid Cap Growth      Composite                         3 years         3.84         5.43
Portfolio                                                   Inception      -5.29        -4.37

* The "index" used for comparison purposes are as indicated: AllianceBernstein Trust Value Fund / Lipper Multi Cap Value Average, AllianceBernstein Large Cap Growth Fund / Lipper Large Cap Growth Funds Average, AllianceBernstein Real Estate Fund / Lipper Real Estate Funds Average, AllianceBernstein International Value Fund / Lipper International Multi Cap Value Average, International Large Growth Composite (net of 39 basis points) / MSCI EAFE Growth, AllianceBernstein Trust Small / Mid Cap Value Fund / Lipper Mid Cap Value Average, Small / Mid Cap Growth Composite (net of 54 basis points) / Russell 2500 Growth, SCB Short Duration Plus Fund / Lipper Short Investment Grade Debt Funds Average, AllianceBernstein Quality Bond Fund / Lipper International Investment Grade Debt Funds Average, TIPS Composite (net of 20 basis points) / Lehman 1-10 year TIPS index, AllianceBernstein High Yield / Lipper High Current Yield Funds Average.


250 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES


                                                            Performance Return for the Period
                            Existing Fund or                        Ended March 31, 2005
Pooling Portfolio            Team Composite                   Fund/Composite           Index
----------------------------------------------------------------------------------------------
AllianceBernstein         SCB Short Duration Plus           1 year         -0.21         0.24
Short Duration Bond                                         3 years         2.84         2.86
Portfolio                                                   5 years         4.41         4.30
                                                            10 years        5.02         5.05
                                                            Inception       5.88         6.00

AllianceBernstein         AllianceBernstein Quality         1 year          0.53         0.81
Intermediate Duration     Bond Fund                         3 years         4.94         5.43
Bond Portfolio                                              5 years         6.02         6.38
                                                            Inception       5.91         6.11

AllianceBernstein         TIPS Composite                    1 year          1.59         1.85
Inflation Protected                                         3 years         8.27         8.58
Securities Portfolio                                        5 years         8.32         8.59
                                                            Inception       7.99         8.23

AllianceBernstein         AllianceBernstein High Yield      1 year          5.28         6.30
High Yield Portfolio                                        3 years         8.40         9.59
                                                            5 years         2.84         5.09
                                                            Inception       3.57         4.63

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


ALLIANCEBERNSTEIN RETIREMENT STRATEGIES o 251


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


252 o ALLIANCEBERNSTEIN RETIREMENT STRATEGIES



ALLIANCEBERNSTEIN WEALTH STRATEGIES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


RS-00-45-0151-0806


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's 2005 fiscal year, and by the independent registered public accounting firm KPMG LLP, for the Fund's 2006 fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                                 Audit-Related
                                                        Audit Fees     Fees     Tax Fees
--------------------------------------------------------------------------------------------
U.S. Large Cap Portfolio*                     2005        42,000       3,680       20,850
                                              2006        21,500           0        7,650
AllianceBernstein Global Blend Portfolio      2006        15,000           0        7,650

AllianceBernstein 2000 Retirement Strategy    2006        21,500           0        7,150

AllianceBernstein 2005 Retirement Strategy    2006        21,500           0        7,150

AllianceBernstein 2010 Retirement Strategy    2006        21,500           0        7,150

AllianceBernstein 2015 Retirement Strategy    2006        21,500           0        7,150

AllianceBernstein 2020 Retirement Strategy    2006        21,500           0        7,150

AllianceBernstein 2025 Retirement Strategy    2006        21,500           0        7,150

AllianceBernstein 2030 Retirement Strategy    2006        21,500           0        7,150

AllianceBernstein 2035 Retirement Strategy    2006        21,500           0        7,150

AllianceBernstein 2040 Retirement Strategy    2006        21,500           0        7,150

AllianceBernstein 2045 Retirement Strategy    2006        21,500           0        7,150

(d) Not applicable.

(e)(1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e)(2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):

                                                                                       Total Amount of
                                                                                    Foregoing Column Pre-
                                                                                    approved by the Audit
                                                               All Fees for               Committee
                                                           Non-Audit Services       (Portion Comprised of
                                                             Provided to the          Audit Related Fees)
                                                         Portfolio, the Adviser     (Portion Comprised of
                                                         and Service Affiliate            Tax Fees)
---------------------------------------------------------------------------------------------------------
U.S. Large Cap Portfolio*                    2005             $  827,305                 [ 24,530 ]
                                                                                         (  3,680 )
                                                                                         ( 20,850 )
                                             2006             $6,419,453                 [  7,650 ]
                                                                                         (      0 )
                                                                                         (  7,650 )
AllianceBernstein Global Blend Portfolio     2006             $6,419,453                 [  7,650 ]
                                                                                         (      0 )
                                                                                         (  7,650 )
AllianceBernstein 2000 Retirement Strategy   2006             $6,411,803                 [  7,150 ]
                                                                                         (      0 )
                                                                                         (  7,150 )
AllianceBernstein 2005 Retirement Strategy   2006             $6,411,803                 [  7,150 ]
                                                                                         (      0 )
                                                                                         (  7,150 )
AllianceBernstein 2010 Retirement Strategy   2006             $6,411,803                 [  7,150 ]
                                                                                         (      0 )
                                                                                         (  7,150 )
AllianceBernstein 2015 Retirement Strategy   2006             $6,411,803                 [  7,150 ]
                                                                                         (      0 )
                                                                                         (  7,150 )
AllianceBernstein 2020 Retirement Strategy   2006             $6,411,803                 [  7,150 ]
                                                                                         (      0 )
                                                                                         (  7,150 )
AllianceBernstein 2025 Retirement Strategy   2006             $6,411,803                 [  7,150 ]
                                                                                         (      0 )
                                                                                         (  7,150 )
AllianceBernstein 2030 Retirement Strategy   2006             $6,411,803                 [  7,150 ]
                                                                                         (      0 )
                                                                                         (  7,150 )
AllianceBernstein 2035 Retirement Strategy   2006             $6,411,803                 [  7,150 ]
                                                                                         (      0 )
                                                                                         (  7,150 )
AllianceBernstein 2040 Retirement Strategy   2006             $6,411,803                 [  7,150 ]
                                                                                         (      0 )
                                                                                         (  7,150 )
AllianceBernstein 2045 Retirement Strategy   2006             $6,411,803                 [  7,150 ]
                                                                                         (      0 )
                                                                                         (  7,150 )

* On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.     DESCRIPTION OF EXHIBIT
       ----------      ------------------------
       12(a)(1)        Code of Ethics that is subject to the disclosure of
                       Item 2 hereof

       12(b)(1) Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

       12(b)(2) Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

       12(c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc.

By:     /s/ Marc O. Mayer
        -----------------------
        Marc O. Mayer
        President

Date:  October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -----------------------
        Marc O. Mayer
        President

Date:   October 27, 2006

By:     /s/ Joseph J. Mantineo
        -----------------------
        Joseph J. Mantineo
        Treasurer and Chief Financial Officer

Date:   October 27, 2006